UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5030
                                                     ---------------------

                            Columbia Funds Trust V
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end: October 31, 2004
                                           ------------------

                  Date of reporting period: April 30, 2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



                                                         COLUMBIA TAX-EXEMPT
                                                             BOND FUNDS

                                                          Semiannual Report
                                                           April 30, 2004




Photo of Man Smiling


   [EAGLE HEAD LOGO]  COLUMBIA FUNDS

                      A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Economic Update ........................................................    1

Columbia Connecticut Intermediate Municipal Bond Fund ..................    2

Columbia Florida Intermediate Municipal Bond Fund ......................    5

Columbia Intermediate Tax-Exempt Bond Fund .............................    8

Columbia Massachusetts Intermediate Municipal Bond Fund ................   11

Columbia New Jersey Intermediate Municipal Bond Fund ...................   14

Columbia New York Intermediate Municipal Bond Fund .....................   17

Columbia Pennsylvania Intermediate Municipal Bond Fund .................   20

Columbia Rhode Island Intermediate Municipal Bond Fund .................   23

Financial Statements ...................................................   26

Important Information About This Report ................................  137

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

     NOT FDIC         MAY LOSE VALUE
     INSURED         NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS______________________________________________________
                                                  Columbia Tax-Exempt Bond Funds

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

o APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

o VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald                     /s/ J. Kevin Connaughton

Thomas C. Theobald                         J. Kevin Connaughton
Chairman, Board of Trustees                President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

SUMMARY

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

o PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS, WHICH RETURNED 5.27% AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. INVESTMENT GRADE BONDS EKED OUT A 1.25% RETURN, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. PERFORMANCE WAS HAMPERED BY THE THREAT OF HIGHER INTEREST RATES AHEAD.

             MERRILL LYNCH INDEX                 LEHMAN INDEX

                   5.27%                            1.25%

o STOCK MARKETS AROUND THE WORLD BENEFITED FROM A PICK-UP IN ECONOMIC GROWTH, BUT MOST OF THE GAINS FOR THE PERIOD WERE REPORTED IN 2003. BOTH THE S&P 500 INDEX AND THE MSCI EAFE INDEX POSTED SOLID RETURNS DESPITE WEAKNESS NEAR THE END OF THE PERIOD.

                 S&P INDEX                        MSCI INDEX

                   6.27%                            12.39%

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The MSCI EAFE Index is an unmanaged, market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

ECONOMIC UPDATE_________________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds

The US economy moved ahead at a steady pace during the six-month period that began November 1, 2003 and ended April 30, 2004. Inflation edged up, but remained low. Consumer confidence was generally strong going into the period, but a prolonged period of sluggish job growth put a damper on confidence early in 2004. However, consumer spending on retail goods and autos remained strong, and the housing market continued to soar. When half a million new jobs were added to the economy in March and April, consumer confidence moved higher again, and buoyed the outlook for the economy in the second half of the year.

The business sector also showed signs of improvement. Industrial production registered steady gains. Business spending on technology rose. And late in the period, spending on capital equipment picked up.

BOND GAINS VARIED ACROSS SECTORS

As the economy strengthened, interest rates rose in the final month of the period. Investment grade and municipal bonds lost ground because bond prices and interest rates move in opposite directions. The municipal market was also hurt by a significant influx of new issues. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, gained 1.25%.

A strong economy was more good news than bad for the high-yield bond sector, which historically has been less vulnerable to the threat of higher interest rates than other fixed-income sectors. The six-month return for the Merrill Lynch US High Yield, Cash Pay Index was 5.27%.

Money market yields remained below 1% as the Federal Reserve Board kept short-term interest rates at their historical lows. However, the period ended with the expectation that these key interest rates are likely to move higher now that the economy appears to be on solid ground.

US, FOREIGN STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003. However, returns slowed early in 2004 in response to a mixed job outlook. Then, when job numbers soared in March and April, they grew concerned about interest rates. Renewed fears about terrorism also weighed on investor confidence. The S&P 500 Index returned 6.27% for this six-month period. In general, small and mid-cap stocks performed better than large-cap stocks. Sector leadership rotated during the period. After an extended period of strong performance, gold stocks and real estate investment trusts (REITs) retreated. Energy was one of the strongest performing industry sectors, buoyed by the rising price of oil.

Stock market performance was even stronger outside the United States. The MSCI EAFE Index, which measures the performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 12.39% for the period. European and Japanese stock markets were helped by a weak US dollar and a rebound in economic growth.

PERFORMANCE OF A $10,000 INVESTMENT 08/01/94 -- 04/30/04 ($)

   SALES CHARGE        WITHOUT        WITH
   ------------        -------       ------
   Class A              16,741       15,944
   Class B              16,358       16,358
   Class C              16,444       16,442
   Class G              16,406       16,406
   Class T              16,772       15,973
   Class Z              16,900          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 08/01/94 -- 04/30/04

[MOUNTAIN CHART]

                                            LEHMAN BROTHERS         LEHMAN BROTHERS
            CLASS A          CLASS A        3-15 YEAR BLEND      QUALITY INTERMEDIATE
        SHARES WITHOUT     SHARES WITH      MUNICIPAL BOND          MUNICIPAL BOND
         SALES CHARGE     SALES CHARGE           INDEX                   INDEX
         ------------     ------------       ------------            ------------
08/1994   $10000.00       $ 9525.00           $10000.00                $10000.00
           10076.00         9597.00            10041.00                 10044.00
            9970.00         9497.00             9929.00                  9954.00
            9826.00         9359.00             9806.00                  9859.00
            9700.00         9239.00             9658.00                  9730.00
            9903.00         9432.00             9818.00                  9862.00
           10164.00         9681.00            10039.00                 10048.00
           10391.00         9897.00            10286.00                 10264.00
           10488.00         9990.00            10405.00                 10381.00
           10502.00        10003.00            10425.00                 10407.00
           10746.00        10235.00            10717.00                 10670.00
           10675.00        10168.00            10668.00                 10654.00
           10753.00        10242.00            10795.00                 10792.00
           10873.00        10357.00            10928.00                 10909.00
           10950.00        10430.00            10990.00                 10956.00
           11083.00        10556.00            11102.00                 11046.00
           11246.00        10712.00            11243.00                 11164.00
           11358.00        10819.00            11321.00                 11224.00
           11416.00        10874.00            11429.00                 11334.00
           11342.00        10803.00            11384.00                 11301.00
           11216.00        10683.00            11263.00                 11197.00
           11207.00        10675.00            11237.00                 11177.00
           11188.00        10657.00            11224.00                 11162.00
           11311.00        10774.00            11322.00                 11245.00
           11403.00        10861.00            11421.00                 11335.00
           11384.00        10844.00            11426.00                 11342.00
           11510.00        10963.00            11539.00                 11437.00
           11636.00        11083.00            11667.00                 11556.00
           11812.00        11251.00            11868.00                 11738.00
           11772.00        11213.00            11826.00                 11704.00
           11799.00        11238.00            11870.00                 11749.00
           11889.00        11324.00            11972.00                 11840.00
           11778.00        11218.00            11828.00                 11705.00
           11872.00        11308.00            11909.00                 11768.00
           12003.00        11433.00            12067.00                 11912.00
           12120.00        11545.00            12185.00                 12016.00
           12425.00        11834.00            12483.00                 12267.00
           12334.00        11748.00            12384.00                 12188.00
           12487.00        11894.00            12519.00                 12312.00
           12549.00        11953.00            12589.00                 12375.00
           12608.00        12009.00            12646.00                 12419.00
           12777.00        12170.00            12810.00                 12561.00
           12899.00        12286.00            12941.00                 12680.00
           12908.00        12295.00            12950.00                 12690.00
           12933.00        12319.00            12955.00                 12693.00
           12922.00        12308.00            12898.00                 12638.00
           13117.00        12494.00            13086.00                 12809.00
           13165.00        12540.00            13135.00                 12851.00
           13180.00        12554.00            13169.00                 12889.00
           13376.00        12741.00            13364.00                 13066.00
           13548.00        12904.00            13526.00                 13213.00
           13548.00        12904.00            13545.00                 13244.00
           13596.00        12950.00            13582.00                 13278.00
           13628.00        12980.00            13625.00                 13315.00
           13791.00        13136.00            13803.00                 13480.00
           13685.00        13035.00            13735.00                 13429.00
           13697.00        13047.00            13742.00                 13431.00
           13733.00        13081.00            13783.00                 13469.00
           13605.00        12959.00            13710.00                 13410.00
           13386.00        12750.00            13523.00                 13241.00
           13436.00        12797.00            13596.00                 13321.00
           13344.00        12710.00            13549.00                 13304.00
           13342.00        12708.00            13585.00                 13352.00
           13185.00        12559.00            13499.00                 13305.00
           13352.00        12717.00            13629.00                 13402.00
           13246.00        12617.00            13562.00                 13354.00
           13153.00        12529.00            13528.00                 13336.00
           13294.00        12663.00            13632.00                 13401.00
           13599.00        12953.00            13857.00                 13567.00
           13517.00        12875.00            13803.00                 13528.00
           13409.00        12772.00            13748.00                 13498.00
           13774.00        13119.00            14071.00                 13776.00
           13921.00        13260.00            14240.00                 13933.00
           14106.00        13436.00            14431.00                 14102.00
           14033.00        13366.00            14380.00                 14066.00
           14191.00        13517.00            14518.00                 14180.00
           14254.00        13577.00            14601.00                 14247.00
           14565.00        13873.00            14906.00                 14509.00
           14725.00        14025.00            15097.00                 14730.00
           14770.00        14069.00            15135.00                 14761.00
           14889.00        14181.00            15260.00                 14879.00
           14729.00        14030.00            15118.00                 14763.00
           14849.00        14143.00            15277.00                 14916.00
           14924.00        14215.00            15367.00                 14994.00
           15099.00        14382.00            15564.00                 15166.00
           15318.00        14590.00            15810.00                 15385.00
           15309.00        14581.00            15799.00                 15405.00
           15486.00        14751.00            15968.00                 15554.00
           15308.00        14581.00            15818.00                 15409.00
           15187.00        14466.00            15693.00                 15308.00
           15409.00        14677.00            15963.00                 15566.00
           15569.00        14830.00            16162.00                 15752.00
           15290.00        14564.00            15850.00                 15441.00
           15586.00        14845.00            16188.00                 15773.00
           15653.00        14909.00            16282.00                 15862.00
           15819.00        15067.00            16467.00                 16038.00
           15986.00        15227.00            16670.00                 16219.00
           16125.00        15359.00            16858.00                 16392.00
           16395.00        15616.00            17190.00                 16679.00
           16181.00        15413.00            16934.00                 16459.00
           16099.00        15334.00            16855.00                 16392.00
           16458.00        15676.00            17207.00                 16721.00
           16374.00        15596.00            17171.00                 16696.00
           16587.00        15799.00            17416.00                 16915.00
           16574.00        15786.00            17425.00                 16908.00
           16681.00        15889.00            17536.00                 17004.00
           17012.00        16204.00            17933.00                 17356.00
           16906.00        16103.00            17850.00                 17292.00
           16318.00        15543.00            17277.00                 16785.00
           16439.00        15658.00            17412.00                 16913.00
           16859.00        16059.00            17927.00                 17378.00
           16746.00        15951.00            17809.00                 17267.00
           16899.00        16096.00            17950.00                 17379.00
           16993.00        16186.00            18086.00                 17497.00
           17022.00        16214.00            18171.00                 17573.00
           17298.00        16476.00            18451.00                 17822.00
           17174.00        16358.00            18355.00                 17722.00
04/2004    16741.00        15944.00            17948.00                 17329.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 12 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index information is from July 31, 1994.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)



SHARE CLASS                     A                 B                  C                 G                  T             Z
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION                   11/18/02          11/18/02           11/18/02           03/01/01           06/26/00       08/01/94
-------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT    WITH   WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)     -0.02    -4.78    -0.39    -5.31     -0.22    -1.20     -0.29    -5.21      0.03    -4.74      0.11
1-year                    0.38    -4.35    -0.36    -5.22     -0.01    -0.98     -0.18    -5.04      0.49    -4.24      0.66
5-year                    4.04     3.03     3.56     3.21      3.67     3.67      3.62     3.10      4.08     3.07      4.24
Life                      5.43     4.90     5.18     5.18      5.24     5.24      5.21     5.21      5.45     4.92      5.53




AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

SHARE CLASS                     A                 B                  C                  G                  T             Z
------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT    WITH   WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH     WITHOUT
------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)     1.88     -2.93     1.51    -3.49      1.69     0.69      1.61    -3.39      1.95    -2.87      2.03
1-year                   3.65     -1.25     2.88    -2.12      3.24     2.24      3.07    -1.93      3.76    -1.14      3.94
5-year                   4.63      3.62     4.16     3.82      4.26     4.26      4.22     3.70      4.67     3.65      4.82
Life                     5.76      5.22     5.51     5.51      5.56     5.56      5.54     5.54      5.78     5.24      5.86


All results shown assume reinvestment of distributions. The graph and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2% and seventh year - 1%, thereafter - 0%. For class T shares, the "with sales charge" returns include the maximum initial sales charge of 4.75%. After holding shares for one year, you may sell them at any time without paying a CDSC. Class Z shares are sold at net asset value with no 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 18, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares respectively). The returns shown for class G and class T shares include the returns of Retail B shares (for class G shares) and Retail A shares (for class T shares) of the Galaxy Connecticut Intermediate Municipal Bond Fund (the "Galaxy Connecticut Fund") for periods prior to November 18, 2002. The returns shown for class G shares also include the returns for Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Connecticut Fund (March 1, 2001). Retail A share returns include returns for BKB shares of the Galaxy Connecticut Fund for periods prior to June 26, 2001, the date on which the BKB shares were converted to Retail A shares, and returns of the Boston 1784 Connecticut Tax-Exempt Income Fund (the "1784 Connecticut Fund") (whose shares were initially offered August 1, 1994) for periods prior to June 26, 2000. The returns for class Z shares include returns of the Trust shares of the Galaxy Connecticut Fund for periods prior to November 18, 2002, the date on which the class Z shares were initially offered by the fund, and returns of the 1784 Connecticut Fund for periods prior to June 26, 2000. The returns have not been restated to reflect any difference in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE FUND'S CLASS A SHARES RETURNED NEGATIVE 0.02% WITHOUT SALES CHARGE. RISING INTEREST RATES HELD BACK PERFORMANCE FOR THE FUND, ITS BENCHMARK AND PEER GROUP.

o IN A DIFFICULT PERIOD FOR ALL BONDS, THE FUND WAS HELD BACK BY ITS EMPHASIS ON INTERMEDIATE SECURITIES AND ITS BIAS FOR HIGH QUALITY BONDS.

o OVER THE LONG TERM, THE FUND'S HIGH QUALITY FOCUS HAS HELD UP WELL FOR SHAREHOLDERS, AND IT REMAINS A KEY COMPONENT OF OUR STRATEGY.

                                           LEHMAN BROTHERS
                                           3-15 YEAR BLEND
               CLASS A SHARES            MUNICIPAL BOND INDEX

                   -0.02%                       0.76%

                                   OBJECTIVE
                        Seeks as high a level of current
                      interest income exempt from federal
                         income tax and, to the extent
                       possible, from the personal income
                    tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                 $204.2 million

NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

   Class A                          10.81
   Class B                          10.81
   Class C                          10.81
   Class G                          10.81
   Class T                          10.81
   Class Z                          10.81

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 -- 04/30/04 ($)

   Class A                           0.18
   Class B                           0.14
   Class C                           0.16
   Class G                           0.15
   Class T                           0.19
   Class Z                           0.19

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from both income and capital gains.

PORTFOLIO MANAGERS' REPORT______________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

For the six-month period ended April 30, 2004, class A shares of Columbia Connecticut Intermediate Municipal Bond Fund returned negative 0.02% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.76%, while the Lipper Other States Intermediate Municipal Debt Funds Category had an average total return of 0.17%. 1

On April 30, 2004, the fund's class A shares had a 30-day SEC yield of 2.09%. This equaled a taxable yield of 3.37% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

RESTRAINED START, ROUGH FINISH

An improving US economy and relatively low inflation provided a reasonably favorable backdrop for bonds early in the six-month period and helped Connecticut's government stabilize its financial position. In this environment, we lengthened the fund's maturities slightly. However, the average maturity of the fund's holdings was shorter than that of the index.

This positioning hurt the fund's relative performance when bond market conditions deteriorated with the release of strong national employment figures in March, and then again in April. An improving job market suggested that the Federal Reserve Board (the Fed) would raise the short-term interest rates it controls possibly as early as June. As that expectation shook the bond market, intermediate-term securities lost the most value. Prices tumbled on securities in the four-to-12-year range as their yields rose more than twice as much as those of bonds with maturities of 12+ years. As a result, the modest gains that the fund had accrued from November through February were erased by the end of the period.

FOCUS ON QUALITY AND DIVERSIFICATION

We maintained a diversified portfolio of investment-grade tax-exempt bonds with overall quality that was higher than the index. However, lower quality securities were better performers for the period. We also improved our call protection to lock in yield, buying bonds that cannot be redeemed before a predetermined date. This worked better during the first four months of the period, when the bond markets were stronger. However, we continue to believe that strong call protection will be a good strategy given the current uncertainty in the bond market.

There was less call protection for the Connecticut housing bonds that the fund owns. Like their mortgage bond counterparts, housing bonds can be prepaid at any time. Some of the fund's older, higher-coupon bonds were called away, and that had a negative impact on the fund's yield as well as total return.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

TOP 5 SECTORS AS OF 04/30/04 (%)

   Local general obligation        29.3
   Refunded/escrowed               14.9
   State general obligations       10.5
   Education                        9.7
   Special non-property tax         8.8

Sector weightings are calculated as a percentage of net assets.

MATURITY BREAKDOWN AS OF 04/30/04 (%)

   0 - 5 years                     19.1
   5 - 7 years                     19.0
   7 - 10 years                    19.3
   10 - 15 years                   29.2
   15 - 25 years                   10.4
   25 years and over                1.7
   Cash equivalent                  1.3

QUALITY BREAKDOWN AS OF 04/30/04 (%)

   AAA                             85.3
   AA                              11.3
   A                                1.9
   BBB                              0.2
   Cash equivalent                  1.3

Quality and maturity breakdowns are calculated as a percentage of total investments. Maturity breakdown is based on each security's effective maturity, which reflects pre-refunding, mandatory puts, and other conditions that affect a bond's maturity. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

SEC YIELDS AS OF 04/30/04 (%)

   Class A                         2.09
   Class B                         1.45
   Class C                         1.80
   Class G                         1.65
   Class T                         2.19
   Class Z                         2.45

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 04/30/04 (%)

   Class A                         3.37
   Class B                         2.33
   Class C                         2.90
   Class G                         2.65
   Class T                         3.53
   Class Z                         3.95

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

CONNECTICUT'S FINANCES STABILIZED, BUT OUTLOOK IS MIXED

The state's budget for fiscal year 2004 has not been finalized. However, Connecticut's revenue stream improved during the period, and that enabled most rating agencies to upgrade their outlook from "negative" to "stable." Still, we do not believe that cash balances are as high as they should be for an AA-rated state. But demand for Connecticut bonds remains high and supply is limited, both stabilizing factors for bond yields going forward.

Although the Fed appears to be poised to raise short-term interest rates before the end of the year, we believe that the effect of rising short-term interest rates has already been priced into the market at its current level. As a result, we believe that yields on intermediate-term bonds are fairly valued, which could make them more attractive going forward and enhance their potential for total return.

                       Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor and its predecessors since 1996.

                       /s/ Brian McGreevy

                       Susan Sanderson, CFA, has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor and its predecessors since 1985.

                       /s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PERFORMANCE OF A $10,000 INVESTMENT 06/30/97 -- 04/30/04 ($)

   SALES CHARGE        WITHOUT       WITH
   ------------        -------      ------
   Class A              13,619      12,971
   Class B              13,474      13,474
   Class C              13,545      13,545
   Class Z              13,671         n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 06/30/97 -- 04/30/04

[MOUNTIN CHART]

                                              LEHMAN BROTHERS       LEHMAN BROTHERS
             CLASS A           CLASS A        3-15 YEAR BLEND    QUALITY INTERMEDIATE
          SHARES WITHOUT     SHARES WITH      MUNICIPAL BOND       MUNICIPAL BOND
          SALES CHARGE       SALES CHARGE          INDEX                 INDEX
          ------------       ------------      ------------          ------------
06/1997    $10000.00          $ 9525.00          $10000.00             $10000.00
            10250.00            9763.00           10244.00              10209.00
            10180.00            9697.00           10163.00              10143.00
            10279.00            9791.00           10274.00              10246.00
            10340.00            9849.00           10331.00              10298.00
            10398.00            9904.00           10378.00              10335.00
            10530.00           10029.00           10513.00              10453.00
            10642.00           10137.00           10620.00              10553.00
            10638.00           10133.00           10627.00              10561.00
            10637.00           10132.00           10632.00              10563.00
            10604.00           10100.00           10585.00              10518.00
            10759.00           10248.00           10739.00              10660.00
            10788.00           10275.00           10779.00              10695.00
            10828.00           10313.00           10807.00              10726.00
            10995.00           10472.00           10967.00              10874.00
            11118.00           10590.00           11100.00              10996.00
            11094.00           10567.00           11115.00              11022.00
            11165.00           10635.00           11147.00              11050.00
            11202.00           10670.00           11181.00              11081.00
            11340.00           10801.00           11328.00              11218.00
            11235.00           10701.00           11272.00              11175.00
            11264.00           10729.00           11278.00              11178.00
            11269.00           10734.00           11312.00              11209.00
            11177.00           10646.00           11252.00              11160.00
            10995.00           10473.00           11097.00              11019.00
            11035.00           10511.00           11157.00              11086.00
            10965.00           10444.00           11119.00              11072.00
            10959.00           10439.00           11148.00              11112.00
            10821.00           10307.00           11078.00              11073.00
            10951.00           10431.00           11184.00              11154.00
            10891.00           10374.00           11130.00              11113.00
            10842.00           10327.00           11102.00              11098.00
            10950.00           10430.00           11187.00              11152.00
            11152.00           10622.00           11372.00              11290.00
            11077.00           10551.00           11328.00              11258.00
            10981.00           10459.00           11282.00              11233.00
            11274.00           10738.00           11547.00              11464.00
            11418.00           10876.00           11686.00              11595.00
            11552.00           11003.00           11843.00              11735.00
            11486.00           10940.00           11801.00              11706.00
            11597.00           11046.00           11914.00              11801.00
            11648.00           11095.00           11982.00              11856.00
            11878.00           11314.00           12233.00              12074.00
            12025.00           11454.00           12389.00              12258.00
            12050.00           11478.00           12420.00              12284.00
            12140.00           11563.00           12523.00              12382.00
            12036.00           11465.00           12407.00              12285.00
            12137.00           11561.00           12537.00              12413.00
            12213.00           11633.00           12611.00              12478.00
            12351.00           11764.00           12773.00              12621.00
            12500.00           11906.00           12974.00              12803.00
            12515.00           11921.00           12965.00              12820.00
            12629.00           12029.00           13104.00              12944.00
            12509.00           11915.00           12981.00              12824.00
            12439.00           11848.00           12878.00              12739.00
            12616.00           12016.00           13100.00              12954.00
            12739.00           12134.00           13264.00              13108.00
            12509.00           11915.00           13008.00              12850.00
            12748.00           12142.00           13285.00              13126.00
            12813.00           12204.00           13362.00              13200.00
            12952.00           12337.00           13514.00              13346.00
            13093.00           12472.00           13680.00              13497.00
            13197.00           12570.00           13835.00              13642.00
            13413.00           12776.00           14107.00              13880.00
            13239.00           12610.00           13897.00              13697.00
            13202.00           12575.00           13832.00              13641.00
            13469.00           12829.00           14121.00              13915.00
            13404.00           12767.00           14091.00              13894.00
            13584.00           12938.00           14293.00              14076.00
            13555.00           12911.00           14300.00              14071.00
            13630.00           12982.00           14391.00              14151.00
            13884.00           13225.00           14717.00              14444.00
            13765.00           13111.00           14649.00              14390.00
            13319.00           12686.00           14179.00              13969.00
            13431.00           12793.00           14289.00              14075.00
            13777.00           13123.00           14712.00              14462.00
            13649.00           13001.00           14615.00              14369.00
            13763.00           13109.00           14731.00              14463.00
            13862.00           13203.00           14843.00              14561.00
            13881.00           13222.00           14912.00              14624.00
            14127.00           13456.00           15142.00              14832.00
            14001.00           13336.00           15063.00              14748.00
04/2004     13619.00           12971.00           14729.00              14424.00

The graph and table do not reflect a deduction of taxes that the shareholder would pay on the fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 12 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index. Index information is from June 30, 1997.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)



SHARE CLASS                   A                  B                 C             Z
--------------------------------------------------------------------------------------
INCEPTION                  11/18/02          11/18/02           11/18/02      06/30/97
--------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT    WITH   WITHOUT    WITH    WITHOUT    WITH   WITHOUT
--------------------------------------------------------------------------------------
6-month (cumulative)   -0.29     -5.03    -0.66    -5.58    -0.49     -1.47    -0.17
1-year                 -0.14     -4.91    -0.88    -5.73    -0.55     -1.52     0.14
5-year                  3.85      2.85     3.63     3.28     3.74      3.74     3.93
Life                    4.62      3.88     4.46     4.46     4.54      4.54     4.68


AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)



SHARE CLASS                  A                  B                 C             Z
------------------------------------------------------------------------------------
SALES CHARGE         WITHOUT     WITH   WITHOUT    WITH   WITHOUT     WITH   WITHOUT
------------------------------------------------------------------------------------
6-month (cumulative)   1.62     -3.25     1.24    -3.76     1.42      0.42     1.76
1-year                 3.29     -1.66     2.52    -2.48     2.88      1.88     3.58
5-year                 4.46      3.45     4.24     3.90     4.35      4.35     4.53
Life                   5.12      4.37     4.97     4.97     5.04      5.04     5.18


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 2%, fifth year - 2%, sixth year - 1%, thereafter
- 0%, and the class C CDSC of 1% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. Class Z shares are sold only at net asset value with no 12b-1 fee. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 18, 2002. Their performance information includes returns of the fund's class Z shares for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for class Z shares include returns of Trust shares of the Galaxy Florida Municipal Bond Fund for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund, and returns of the Boston 1784 Florida Tax-Exempt Income Fund (whose shares were initially offered on June 30, 1997) for periods prior to June 26, 2000. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

SUMMARY

o FOR OR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE FUND'S CLASS A SHARES RETURNED NEGATIVE 0.29% WITHOUT SALES CHARGE. RISING INTEREST RATES HELD BACK PERFORMANCE FOR THE FUND, ITS BENCHMARK AND PEER GROUP.

o IN A DIFFICULT PERIOD FOR ALL BONDS, THE FUND'S HIGHER CREDIT QUALITY AND FOCUS ON BONDS IN THE 7- TO 15-YEAR MATURITY RANGE HURT PERFORMANCE RELATIVE TO THE INDEX.

o OVER THE LONG TERM, THE FUND'S HIGH QUALITY FOCUS HAS HELD UP WELL FOR SHAREHOLDERS, AND IT REMAINS A KEY COMPONENT OF OUR STRATEGY.

                                           LEHMAN BROTHERS
                                           3-15 YEAR BLEND
                  CLASS A SHARES         MUNICIPAL BOND INDE

                      -0.29%                     0.76%


                                   OBJECTIVE
                        Seeks as high a level of current
                      interest income exempt from federal
                         income tax and, to the extent
                       possible, from the personal income
                    tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                  $69.3 million

NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

   Class A                          10.24
   Class B                          10.24
   Class C                          10.24
   Class Z                          10.24

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 - 04/30/04 ($)

   Class A                           0.15
   Class B                           0.11
   Class C                           0.13
   Class Z                           0.17

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from both income and capital gains.

PORTFOLIO MANAGERS' REPORT______________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

For the six-month period ended April 30, 2004, class A shares of Columbia Florida Intermediate Municipal Bond Fund returned negative 0.29% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.76%, while the Lipper Florida Intermediate Municipal Debt Funds Category had an average total return of 0.02%. 1

On April 30, 2004, the fund's class A shares had a 30-day SEC yield of 2.04%. This equaled a taxable yield of 3.14% for shareholders in the 35.0% federal income tax bracket.

RESTRAINED START, ROUGH FINISH

An improving US economy and relatively low inflation provided a reasonably favorable backdrop for bonds early in the six-month period and helped many states stabilize their financial positions. Because Florida continued to enjoy financial health while other states struggled, a stronger economy served to improve conditions further for the fiscally conservative state.

However, the environment for bonds deteriorated with the release of strong national employment figures in March, and then again in April. An improving job market suggested that the Federal Reserve Board (the Fed) would raise the short-term interest rates it controls as early as June. As that expectation shook the bond market, it hurt intermediate-term securities the hardest. Prices tumbled on securities in the four-to-12-year range as their yields rose more than twice as much as those of bonds with maturities of 12+ years. As a result, the modest gains that the fund had accrued from November through February were erased by the end of the period.

HIGH QUALITY, MID-RANGE MATURITY FOCUS HAMPERED RETURNS

In this environment, the fund's positioning hurt its return relative to its benchmark during the period. The fund had a concentration of holdings in the 7-15 year maturity range, which included some weaker performing maturities during the period. And it was underweight in bonds with maturities of 15 years and longer, which were the best performers during the period. The fund's excellent quality--average AAA -- was also a drawback in a market that accorded low-rated and non-rated securities the highest returns. When it was possible, we added lower quality investment-grade bonds to the fund to add yield. We also used call protection to lock in yield. Call protection means that the bonds cannot be redeemed before a predetermined date.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

TOP 5 SECTORS AS OF 04/30/04 (%)

   Water/sewer                       19.6
   Special non-property tax          17.6
   Hospitals                          9.9
   Local general obligations          9.7
   State general obligations          7.5

MATURITY BREAKDOWN AS OF 04/30/04 (%)

   0 - 5 years                       25.2
   5 - 7 years                       10.7
   7 - 10 years                      24.8
   10 - 15 years                     37.3
   Cash equivalent                    2.0

QUALITY BREAKDOWN AS OF 04/30/04 (%)

   AAA                               82.6
   AA                                12.3
   BBB                                3.1
   Cash equivalent                    2.0

Maturity and quality breakdowns are calculated as a percentage of total investments. Maturity breakdown is based on each security's effective maturity, which reflects pre-refunding, mandatory puts, and other conditions that affect a bond's maturity. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 04/30/04 (%)

   Class A                           2.04
   Class B                           1.39
   Class C                           1.74
   Class Z                           2.40

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 04/30/04 (%)

   Class A                           3.14
   Class B                           2.13
   Class C                           2.68
   Class Z                           3.69

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

A MIXED OUTLOOK

Although the Fed appears to be poised to raise short-term interest rates before the end of the year, we believe that the effect of rising short-term interest rates has already been priced into the market at its current level. As a result, we believe that yields on intermediate-term bonds are fairly valued, which could make them more attractive going forward and enhance their potential for total return.

                       Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor and its predecessors since 1996.

                       /s/ Brian McGreevy

                       Susan Sanderson, CFA, has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor and its predecessors since 1985.

                       /s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PERFORMANCE OF A $10,000 INVESTMENT 05/01/94 -- 04/30/04 ($)

   SALES CHARGE        WITHOUT       WITH
   ------------        -------      ------
   Class A              17,190      16,374
   Class B              16,854      16,854
   Class C              16,960      16,960
   Class G              16,863      16,863
   Class T              17,203      16,386
   Class Z              17,341         n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

VALUE OF A $10,000 INVESTMENT 05/01/94 -- 04/30/04

[MOUNTAIN CHART]

                                               LEHMAN BROTHERS        LEHMAN BROTHERS
             CLASS A           CLASS A         3-15 YEAR BLEND     QUALITY INTERMEDIATE
          SHARES WITHOUT     SHARES WITH       MUNICIPAL BOND        MUNICIPAL BOND
          SALES CHARGE       SALES CHARGE           INDEX                  INDEX
          ------------       ------------        ------------          ------------
05/1994    $10000.00         $ 9525.00           $10000.00               $10000.00
            10111.00           9631.00            10072.00                10058.00
            10069.00           9590.00            10037.00                10035.00
            10222.00           9736.00            10190.00                10172.00
            10252.00           9765.00            10232.00                10217.00
            10148.00           9666.00            10117.00                10125.00
            10014.00           9538.00             9993.00                10029.00
             9867.00           9398.00             9842.00                 9898.00
            10045.00           9568.00            10005.00                10032.00
            10247.00           9760.00            10230.00                10221.00
            10478.00           9980.00            10481.00                10441.00
            10587.00          10084.00            10603.00                10560.00
            10598.00          10095.00            10623.00                10586.00
            10879.00          10362.00            10920.00                10854.00
            10816.00          10302.00            10871.00                10838.00
            10914.00          10396.00            11001.00                10978.00
            11046.00          10522.00            11136.00                11097.00
            11112.00          10584.00            11199.00                11145.00
            11234.00          10700.00            11314.00                11236.00
            11388.00          10847.00            11457.00                11356.00
            11485.00          10939.00            11536.00                11418.00
            11553.00          11005.00            11646.00                11530.00
            11486.00          10941.00            11601.00                11496.00
            11367.00          10827.00            11478.00                11390.00
            11335.00          10797.00            11451.00                11370.00
            11337.00          10799.00            11438.00                11354.00
            11441.00          10897.00            11537.00                11439.00
            11546.00          10997.00            11639.00                11531.00
            11548.00          11000.00            11643.00                11537.00
            11675.00          11121.00            11758.00                11634.00
            11805.00          11244.00            11889.00                11755.00
            12014.00          11443.00            12093.00                11940.00
            11969.00          11401.00            12051.00                11905.00
            11996.00          11426.00            12096.00                11952.00
            12100.00          11525.00            12200.00                12044.00
            11949.00          11381.00            12053.00                11906.00
            12045.00          11473.00            12135.00                11971.00
            12215.00          11635.00            12297.00                12117.00
            12336.00          11750.00            12417.00                12223.00
            12688.00          12085.00            12720.00                12479.00
            12580.00          11982.00            12620.00                12398.00
            12713.00          12109.00            12757.00                12524.00
            12788.00          12181.00            12829.00                12588.00
            12860.00          12249.00            12886.00                12633.00
            13059.00          12439.00            13054.00                12777.00
            13185.00          12558.00            13187.00                12899.00
            13169.00          12543.00            13196.00                12909.00
            13182.00          12556.00            13202.00                12912.00
            13144.00          12519.00            13144.00                12856.00
            13346.00          12712.00            13335.00                13030.00
            13408.00          12771.00            13385.00                13073.00
            13420.00          12782.00            13420.00                13111.00
            13637.00          12989.00            13618.00                13292.00
            13814.00          13158.00            13783.00                13440.00
            13801.00          13145.00            13802.00                13473.00
            13849.00          13191.00            13841.00                13506.00
            13897.00          13237.00            13884.00                13544.00
            14093.00          13424.00            14066.00                13712.00
            13979.00          13315.00            13997.00                13660.00
            13989.00          13324.00            14004.00                13663.00
            14024.00          13358.00            14046.00                13701.00
            13913.00          13252.00            13971.00                13641.00
            13651.00          13003.00            13780.00                13469.00
            13702.00          13051.00            13854.00                13551.00
            13590.00          12944.00            13807.00                13533.00
            13584.00          12939.00            13843.00                13582.00
            13404.00          12767.00            13756.00                13535.00
            13589.00          12943.00            13888.00                13633.00
            13487.00          12846.00            13820.00                13584.00
            13385.00          12750.00            13785.00                13565.00
            13533.00          12890.00            13892.00                13632.00
            13867.00          13208.00            14121.00                13801.00
            13777.00          13122.00            14066.00                13761.00
            13673.00          13024.00            14009.00                13731.00
            14059.00          13391.00            14339.00                14013.00
            14190.00          13516.00            14511.00                14173.00
            14398.00          13714.00            14705.00                14345.00
            14334.00          13653.00            14654.00                14309.00
            14484.00          13796.00            14794.00                14425.00
            14546.00          13855.00            14879.00                14493.00
            14859.00          14153.00            15190.00                14759.00
            15012.00          14299.00            15384.00                14984.00
            15045.00          14331.00            15423.00                15015.00
            15172.00          14451.00            15551.00                15135.00
            15044.00          14330.00            15406.00                15017.00
            15169.00          14448.00            15568.00                15173.00
            15246.00          14522.00            15660.00                15252.00
            15414.00          14682.00            15860.00                15428.00
            15642.00          14899.00            16111.00                15650.00
            15659.00          14916.00            16099.00                15670.00
            15794.00          15044.00            16272.00                15822.00
            15644.00          14901.00            16119.00                15675.00
            15541.00          14803.00            15991.00                15571.00
            15786.00          15037.00            16266.00                15835.00
            15951.00          15193.00            16470.00                16023.00
            15694.00          14948.00            16152.00                15707.00
            15953.00          15195.00            16496.00                16045.00
            16031.00          15269.00            16591.00                16135.00
            16183.00          15414.00            16781.00                16314.00
            16322.00          15547.00            16987.00                16498.00
            16461.00          15679.00            17179.00                16675.00
            16708.00          15914.00            17517.00                16967.00
            16523.00          15738.00            17256.00                16743.00
            16442.00          15661.00            17175.00                16674.00
            16785.00          15988.00            17534.00                17009.00
            16693.00          15900.00            17497.00                16984.00
            16980.00          16173.00            17748.00                17206.00
            16951.00          16146.00            17757.00                17199.00
            17082.00          16270.00            17870.00                17297.00
            17481.00          16651.00            18274.00                17655.00
            17357.00          16533.00            18190.00                17590.00
            16675.00          15883.00            17606.00                17075.00
            16839.00          16039.00            17743.00                17204.00
            17323.00          16501.00            18269.00                17678.00
            17181.00          16365.00            18148.00                17564.00
            17360.00          16535.00            18291.00                17679.00
            17476.00          16646.00            18430.00                17799.00
            17513.00          16681.00            18517.00                17875.00
            17827.00          16980.00            18802.00                18129.00
            17666.00          16827.00            18704.00                18028.00
04/2004     17190.00          16374.00            18288.00                17628.00


The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 12 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)



SHARE CLASS                  A               B                   C                  G                 T              Z
----------------------------------------------------------------------------------------------------------------------------
INCEPTION                 11/25/02         11/25/02           11/25/02           03/01/01            06/26/00      06/14/93
----------------------------------------------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT   WITH   WITHOUT    WITH    WITHOUT     WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
----------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)   0.08    -4.66   -0.24     -5.15     -0.02     -1.00    -0.22     -5.13     0.10     -4.64     0.09
1-year                 0.66    -4.14    0.02     -4.84      0.46     -0.51    -0.03     -4.88     0.68     -4.12     0.86
5-year                 4.16     3.15    3.75      3.40      3.88      3.88     3.76      3.24     4.18      3.17     4.34
10-year                5.57     5.05    5.36      5.36      5.42      5.42     5.36      5.36     5.57      5.06     5.66


AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)



SHARE CLASS                  A                 B                  C                  G                  T             Z
----------------------------------------------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT   WITH   WITHOUT    WITH    WITHOUT     WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
----------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)   1.98    -2.89    1.65      -3.35    1.88        0.88    1.66      -3.34    2.00      -2.87    2.08
1-year                 4.22    -0.78    3.56      -1.44    4.01        3.01    3.50      -1.50    4.25      -0.75    4.44
5-year                 4.78     3.77    4.38       4.04    4.50        4.50    4.39       3.88    4.79       3.78    4.96
10-year                5.94     5.42    5.73       5.73    5.80        5.80    5.74       5.74    5.95       5.43    6.03


All results shown assume reinvestment of distributions. The graph and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2% and seventh year - 1%, thereafter - 0%. For class T shares, the "with sales charge" returns include the maximum initial sales charge of 4.75%. After holding shares for one year, you may sell them at any time without paying a CDSC. Class Z shares are sold at net asset value with no 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 25, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares respectively). The returns shown for class G and class T shares include the returns of Retail B shares (for class G shares) and Retail A shares (for class T shares) of the Galaxy Intermediate Tax-Exempt Bond Fund (the "Galaxy Intermediate Tax-Exempt Fund") for periods prior to November 25, 2002. The returns shown for class G shares also include the returns for Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Intermediate Tax-Exempt Fund (March 1, 2001). Retail A share returns include returns for BKB shares of the Galaxy Intermediate Tax-Exempt Fund for periods prior to June 26, 2001, the date on which the BKB shares were converted to Retail A shares, and returns of the Boston 1784 Tax-Exempt Medium-Term Income Fund (the "1784 Tax-Exempt Fund") (whose shares were initially offered June 14, 1993) for periods prior to June 26, 2000. The returns for class Z shares include returns of the Trust shares of the Galaxy Intermediate Tax-Exempt Fund for periods prior to November 25, 2002, the date on which the class Z shares were initially offered by the fund, and returns of the 1784 Tax-Exempt Fund for periods prior to June 26, 2000. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE FUND'S CLASS A SHARES RETURNED 0.08% WITHOUT SALES CHARGE. RISING INTEREST RATES HELD BACK PERFORMANCE FOR THE FUND, ITS BENCHMARK AND PEER GROUP.

o IN A DIFFICULT PERIOD FOR BONDS, THE FUND GENERATED A POSITIVE RETURN. BUT IT WAS HELD BACK BY ITS EMPHASIS ON INTERMEDIATE SECURITIES AND ITS BIAS FOR HIGH QUALITY BONDS.

o OVER THE LONG TERM, THE FUND'S HIGH QUALITY FOCUS HAS HELD UP WELL FOR SHAREHOLDERS, AND IT REMAINS A KEY COMPONENT OF OUR STRATEGY.

                                       LEHMAN BROTHERS
                                       3-15 YEAR BLEND
              CLASS A SHARES        MUNICIPAL BOND INDEX

                  0.08%                     0.76%

                                    OBJECTIVE
                         Seeks to provide investors with
                           current income, exempt from
                         federal income tax, consistent
                          with preservation of capital.

                                TOTAL NET ASSETS
                                 $546.2 million

NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

   Class A                        10.46
   Class B                        10.46
   Class C                        10.46
   Class G                        10.46
   Class T                        10.46
   Class Z                        10.46

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 - 04/30/04 ($)

   Class A                         0.20
   Class B                         0.17
   Class C                         0.19
   Class G                         0.17
   Class T                         0.20
   Class Z                         0.21

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from both income and capital gains.

PORTFOLIO MANAGERS' REPORT______________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

For the six-month period ended April 30, 2004, class A shares of Columbia Intermediate Tax-Exempt Bond Fund returned 0.08% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.76%, while the Lipper Intermediate Municipal Debt Funds Category had an average total return of 0.33%. 1

On April 30, 2004, the fund's class A shares had a 30-day SEC yield of 2.43%. This equaled a taxable yield of 3.74% for shareholders in the 35.0% federal income tax bracket.

RESTRAINED START, ROUGH FINISH

An improving US economy and relatively low inflation provided a reasonably favorable backdrop for bonds early in the six-month period and helped most state governments stabilize their financial positions. Federal tax revenues rose by 8.4% in the first quarter of 2004 compared to a year earlier. In this environment, we lengthened the fund's maturities slightly. However, the average maturity of the fund's holdings was still shorter than that of the index, with a slight overweight in 10- to 15-year bonds.

This positioning hurt the fund relative to its benchmark when bond market conditions deteriorated with the release of strong employment figures in March, and then again in April. An improving job market suggested that the Federal Reserve Board (the Fed) would raise the short-term interest rates it controls as early as June. As that expectation shook the bond market, it hurt intermediate-term securities the hardest. Prices tumbled on securities in the four-to-12-year range as their yields rose more than twice as much as those of bonds with maturities of 12+ years. As a result, the modest gains that the fund had accrued from November through February were nearly erased by the end of the period.

FOCUS ON QUALITY AND DIVERSIFICATION

We maintained a diversified portfolio of investment-grade tax-exempt bonds with quality that was generally higher than the index. However, lower quality securities were better performers for the period. To boost yield, we added selectively to the BBB-rated holdings in the portfolio--the lowest investment-grade rating. We also improved our call protection to lock in yield, buying bonds that cannot be redeemed before a predetermined date. This worked better during the first four months of the period, when the bond markets were strong. However, we continue to believe that strong call protection will be a good strategy given the current uncertainty in the bond market.

In general, we continued to favor general obligation and essential service revenue bonds because they tend to be of higher quality. We also invested in hospital and higher education bonds. Both have benefited from

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

TOP 5 SECTORS AS OF 04/30/04 (%)

   Refunded/escrowed               14.9
   State general obligations       13.7
   Local obligations               12.5
   Special non-property tax        10.3
   Water/sewer                      6.4

MATURITY BREAKDOWN AS OF 04/30/04 (%)

   0 - 5 years                     21.1
   5 - 7 years                     15.5
   7 - 10 years                    18.3
   10 - 15 years                   36.3
   15 - 25 years                    7.5
   25 years and over                0.6
   Cash equivalent                  0.7

QUALITY BREAKDOWN AS OF 04/30/04 (%)

   AAA                             72.9
   AA                              19.0
   A                                5.3
   BBB                              2.1
   Cash equivalent                  0.7

Quality and maturity breakdowns are calculated as a percentage of total investments. Maturity breakdown is based on each security's effective maturity, which reflects pre-refunding, mandatory puts, and other conditions that affect a bond's maturity. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 04/30/04 (%)

   Class A                         2.43
   Class B                         1.90
   Class C                         2.36
   Class G                         1.95
   Class T                         2.48
   Class Z                         2.76

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 04/30/04 (%)

   Class A                         3.74
   Class B                         2.92
   Class C                         3.63
   Class G                         2.99
   Class T                         3.81
   Class Z                         4.24

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

favorable demographics and high demand. Colleges tend to rely more on debt issuance when their stock portfolio returns have been disappointing, and we took the opportunity of a lackluster stock market to add to our positions in these high quality bonds.

A MIXED OUTLOOK

Although we do not expect the employment picture to continue to improve as dramatically as it did in March and April, we believe that additional gains could strengthen the market's conviction that the Fed is poised to raise short-term interest rates before the end of the year. However, we believe that the effect of rising short-term interest rates has already been priced into the market at its current level. As a result, we believe that yields on intermediate-term bonds are fairly valued, which could make them more attractive going forward and enhance their potential for total return.

We also expect a general improvement in credit quality if cash balances continue to improve in state treasuries. While this may not result in credit upgrades, it could limit the number of downgrades going forward and provide more high quality investment opportunities for the fund.

                       Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor and its predecessors since 1996.

                       /s/ Brian McGreevy

                       Susan Sanderson, CFA, has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor and its predecessors since 1985.

                       /s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

PERFORMANCE OF A $10,000 INVESTMENT 05/01/94 -- 04/30/04 ($)

   SALES CHARGE        WITHOUT       WITH
   ------------        -------      ------
   Class A              16,685      15,887
   Class B              16,308      16,308
   Class C              16,390      16,390
   Class G              16,360      16,360
   Class T              16,715      15,915
   Class Z              16,814         n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 05/01/94 -- 04/30/04

[MOUNTAIN CHART]

                                               LEHMAN BROTHERS       LEHMAN BROTHERS
                 CLASS A         CLASS A       3-15 YEAR BLEND    QUALITY INTERMEDIATE
              SHARES WITHOUT   SHARES WITH     MUNICIPAL BOND       MUNICIPAL BOND
              SALES CHARGE     SALES CHARGE         INDEX                 INDEX
              ------------     ------------      ------------         ------------
05/1994      $10000.00        $ 9525.00          $10000.00            $10000.00
              10102.00          9622.00           10072.00             10058.00
              10027.00          9551.00           10037.00             10035.00
              10192.00          9708.00           10190.00             10172.00
              10202.00          9717.00           10232.00             10217.00
              10055.00          9577.00           10117.00             10125.00
               9898.00          9428.00            9993.00             10029.00
               9708.00          9247.00            9842.00              9898.00
               9909.00          9438.00           10005.00             10032.00
              10122.00          9641.00           10230.00             10221.00
              10363.00          9871.00           10481.00             10441.00
              10449.00          9953.00           10603.00             10560.00
              10448.00          9952.00           10623.00             10586.00
              10707.00         10198.00           10920.00             10854.00
              10630.00         10125.00           10871.00             10838.00
              10738.00         10228.00           11001.00             10978.00
              10858.00         10342.00           11136.00             11097.00
              10933.00         10413.00           11199.00             11145.00
              11031.00         10507.00           11314.00             11236.00
              11173.00         10642.00           11457.00             11356.00
              11273.00         10737.00           11536.00             11418.00
              11305.00         10768.00           11646.00             11530.00
              11247.00         10712.00           11601.00             11496.00
              11123.00         10594.00           11478.00             11390.00
              11076.00         10550.00           11451.00             11370.00
              11087.00         10561.00           11438.00             11354.00
              11188.00         10657.00           11537.00             11439.00
              11291.00         10755.00           11639.00             11531.00
              11268.00         10733.00           11643.00             11537.00
              11382.00         10842.00           11758.00             11634.00
              11510.00         10963.00           11889.00             11755.00
              11705.00         11149.00           12093.00             11940.00
              11648.00         11095.00           12051.00             11905.00
              11695.00         11139.00           12096.00             11952.00
              11795.00         11235.00           12200.00             12044.00
              11654.00         11100.00           12053.00             11906.00
              11746.00         11188.00           12135.00             11971.00
              11898.00         11333.00           12297.00             12117.00
              12016.00         11445.00           12417.00             12223.00
              12314.00         11729.00           12720.00             12479.00
              12242.00         11660.00           12620.00             12398.00
              12371.00         11784.00           12757.00             12524.00
              12443.00         11852.00           12829.00             12588.00
              12514.00         11920.00           12886.00             12633.00
              12684.00         12082.00           13054.00             12777.00
              12806.00         12198.00           13187.00             12899.00
              12801.00         12193.00           13196.00             12909.00
              12812.00         12204.00           13202.00             12912.00
              12761.00         12155.00           13144.00             12856.00
              12959.00         12343.00           13335.00             13030.00
              12994.00         12377.00           13385.00             13073.00
              13017.00         12399.00           13420.00             13111.00
              13203.00         12576.00           13618.00             13292.00
              13376.00         12741.00           13783.00             13440.00
              13350.00         12716.00           13802.00             13473.00
              13396.00         12760.00           13841.00             13506.00
              13433.00         12794.00           13884.00             13544.00
              13609.00         12962.00           14066.00             13712.00
              13538.00         12895.00           13997.00             13660.00
              13549.00         12905.00           14004.00             13663.00
              13584.00         12939.00           14046.00             13701.00
              13490.00         12849.00           13971.00             13641.00
              13265.00         12635.00           13780.00             13469.00
              13327.00         12694.00           13854.00             13551.00
              13234.00         12605.00           13807.00             13533.00
              13217.00         12589.00           13843.00             13582.00
              13082.00         12460.00           13756.00             13535.00
              13236.00         12607.00           13888.00             13633.00
              13141.00         12517.00           13820.00             13584.00
              13059.00         12439.00           13785.00             13565.00
              13202.00         12575.00           13892.00             13632.00
              13482.00         12841.00           14121.00             13801.00
              13397.00         12760.00           14066.00             13761.00
              13286.00         12654.00           14009.00             13731.00
              13659.00         13010.00           14339.00             14013.00
              13838.00         13180.00           14511.00             14173.00
              14011.00         13345.00           14705.00             14345.00
              13935.00         13273.00           14654.00             14309.00
              14081.00         13413.00           14794.00             14425.00
              14157.00         13485.00           14879.00             14493.00
              14443.00         13757.00           15190.00             14759.00
              14605.00         13911.00           15384.00             14984.00
              14636.00         13941.00           15423.00             15015.00
              14741.00         14041.00           15551.00             15135.00
              14607.00         13913.00           15406.00             15017.00
              14728.00         14029.00           15568.00             15173.00
              14818.00         14114.00           15660.00             15252.00
              14995.00         14282.00           15860.00             15428.00
              15201.00         14479.00           16111.00             15650.00
              15221.00         14498.00           16099.00             15670.00
              15357.00         14627.00           16272.00             15822.00
              15203.00         14481.00           16119.00             15675.00
              15092.00         14375.00           15991.00             15571.00
              15314.00         14587.00           16266.00             15835.00
              15461.00         14727.00           16470.00             16023.00
              15190.00         14469.00           16152.00             15707.00
              15473.00         14738.00           16496.00             16045.00
              15538.00         14800.00           16591.00             16135.00
              15748.00         15000.00           16781.00             16314.00
              15900.00         15145.00           16987.00             16498.00
              16023.00         15262.00           17179.00             16675.00
              16263.00         15491.00           17517.00             16967.00
              16073.00         15309.00           17256.00             16743.00
              16001.00         15241.00           17175.00             16674.00
              16361.00         15584.00           17534.00             17009.00
              16274.00         15501.00           17497.00             16984.00
              16505.00         15721.00           17748.00             17206.00
              16492.00         15708.00           17757.00             17199.00
              16615.00         15826.00           17870.00             17297.00
              16935.00         16130.00           18274.00             17655.00
              16843.00         16043.00           18190.00             17590.00
              16262.00         15490.00           17606.00             17075.00
              16415.00         15635.00           17743.00             17204.00
              16845.00         16045.00           18269.00             17678.00
              16719.00         15924.00           18148.00             17564.00
              16859.00         16058.00           18291.00             17679.00
              16953.00         16148.00           18430.00             17799.00
              16986.00         16179.00           18517.00             17875.00
              17252.00         16433.00           18802.00             18129.00
              17111.00         16298.00           18704.00             18028.00
04/2004       16685.00         15887.00           18288.00             17628.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 12 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)



SHARE CLASS                   A                  B                   C                 G                  T             Z
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION                 12/09/02           12/09/02           12/09/02            03/01/01           06/26/00      06/14/93
-----------------------------------------------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT    WITH    WITHOUT    WITH    WITHOUT     WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
-----------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)  -0.18      -4.93   -0.56      -5.46   -0.38       -1.36   -0.46      -5.36   -0.13      -4.88   -0.06
1-year                 0.43      -4.38   -0.33      -5.19    0.03       -0.94   -0.11      -4.97    0.54      -4.28    0.71
5-year                 4.20       3.20    3.72       3.38    3.83        3.83    3.79       3.27    4.24       3.23    4.36
10-year                5.25       4.74    5.01       5.01    5.06        5.06    5.05       5.05    5.27       4.76    5.33


AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)



SHARE CLASS                   A                  B                   C                  G                  T            Z
-----------------------------------------------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT     WITH    WITHOUT    WITH    WITHOUT     WITH    WITHOUT    WITH    WITHOUT    WITH   WITHOUT
-----------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)   1.57       -3.30    1.19      -3.80    1.37        0.37    1.30      -3.69    1.63      -3.23   1.71
1-year                 3.74       -1.17    2.96      -2.04    3.32        2.32    3.18      -1.82    3.85      -1.06   4.03
5-year                 4.77        3.77    4.31       3.97    4.41        4.41    4.37       3.86    4.81       3.80   4.93
10-year                5.58        5.06    5.35       5.35    5.39        5.39    5.38       5.38    5.60       5.08   5.66


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter
- 0%, and the class C CDSC of 1% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For the class T shares, the "with sales charge" returns include the maximum 4.75% charge. Class Z shares are sold only at net asset value with no 12b-1 fees. Performance for different share classes vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on December 9, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for the class G and class T shares include the returns of Retail B shares (for class G shares) and Retail A shares (for class T shares) of the Galaxy Massachusetts Intermediate Municipal Bond Fund (the "Galaxy Massachusetts Fund") for periods prior to December 9, 2002. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Massachusetts Fund (March 1, 2001). Retail A share returns include returns for BKB shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2001, the date on which BKB shares were converted into Retail A shares, and returns of the Boston 1784 Massachusetts Tax-Exempt Income Fund (the "1784 Massachusetts Fund") (whose shares were initially offered on June 14,
1993) for periods prior to June 26, 2000. The returns for class Z shares include returns of the Trust shares of the Galaxy Massachusetts Fund for periods prior to December 9, 2002, the date on which class Z shares were initially offered by the fund, and returns of the 1784 Massachusetts Fund for periods prior to June 26, 2000. The returns have not been restated to reflect any expense differential (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of newer classes would have been lower.

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE FUND'S CLASS A SHARES RETURNED NEGATIVE 0.18% WITHOUT SALES CHARGE. RISING INTEREST RATES HELD BACK PERFORMANCE FOR THE FUND, ITS BENCHMARK AND PEER GROUP.

o IN A DIFFICULT MARKET FOR ALL BONDS, THE FUND WAS HELD BACK BY ITS EMPHASIS ON BONDS IN THE 10- TO 15-YEAR MATURITY RANGE AND ITS BIAS FOR HIGH QUALITY BONDS.

o OVER THE LONG TERM, THE FUND'S HIGH QUALITY FOCUS HAS HELD UP WELL FOR SHAREHOLDERS, AND IT REMAINS A KEY COMPONENT OF OUR STRATEGY.

                                           LEHMAN BROTHERS
                                          3-15 YEAR BLEND
              CLASS A SHARES            MUNICIPAL BOND INDEX

                 -0.18%                        0.76%

                                    OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                     tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                 $367.0 million

NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

   Class A                        10.62
   Class B                        10.62
   Class C                        10.62
   Class G                        10.62
   Class T                        10.62
   Class Z                        10.62

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 - 04/30/04 ($)

   Class A                         0.18
   Class B                         0.14
   Class C                         0.16
   Class G                         0.15
   Class T                         0.19
   Class Z                         0.20

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from both income and capital gains.

PORTFOLIO MANAGERS' REPORT______________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

For the six-month period ended April 30, 2004, class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund returned negative 0.18% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.76%, while the Lipper Massachusetts Intermediate Municipal Debt Funds Category had an average total return of 0.06%. 1

On April 30, 2004, the fund's class A shares had a 30-day SEC yield of 2.19%. This equaled a taxable yield of 3.56% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

SHORT SUPPLY, MID-RANGE MATURITY FOCUS HAMPERED RETURNS

The Commonwealth's revenue picture improved during the period and its credit quality remained stable. These were positive factors for the Massachusetts bond market; but they did not translate into positive performance for the fund, which fell short of its benchmark primarily because of its emphasis on the highest quality bonds. The fund's quality was a drawback during a period when low-rated and non-rated securities were the best performers. To boost yield, we added selectively to our BBB-rated holdings, the lowest quality investment grade bonds, which was an effective strategy. However, these securities were in short supply in Massachusetts. We used call protection to lock in yield, buying bonds that cannot be redeemed before a predetermined date.

The fund also lost some ground because it had a concentration of assets invested in the intermediate segment of the intermediate maturity range--10 to 15 years. This range was hurt the most when interest rates rose near the end of the period.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

TOP 5 SECTORS AS OF 04/30/04 (%)

   Local general obligations       23.0
   Education                       18.2
   Refunded/escrowed               16.8
   State general obligations       10.3
   Hospitals                        6.9

MATURITY BREAKDOWN AS OF 04/30/04 (%)

   0 - 5 years                     23.1
   5 - 7 years                     13.7
   7 - 10 years                    20.7
   10 - 15 years                   28.4
   15 - 25 years                    8.8
   25 years and over                3.6
   Cash equivalent                  1.7

QUALITY BREAKDOWN AS OF 04/30/04 (%)

   AAA                             69.2
   AA                              24.8
   A                                2.9
   BBB                              1.4
   Cash equivalent                  1.7

Quality and maturity breakdowns are calculated as a percentage of total investments. Maturity breakdown is calculated as a percentage of total investments including short term obligations, based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 04/30/04 (%)

   Class A                         2.19
   Class B                         1.54
   Class C                         1.89
   Class G                         1.74
   Class T                         2.28
   Class Z                         2.55

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 04/30/04 (%)

   Class A                         3.56
   Class B                         2.51
   Class C                         3.08
   Class G                         2.84
   Class T                         3.72
   Class Z                         4.15

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

MIXED OUTLOOK

Although it appears that the Federal Reserve Board (the Fed) is poised to raise short-term interest rates before the end of the year, we believe that the effect of rising short-term interest rates has already been priced into the market at its current level. As a result, we believe that yields on intermediate-term bonds are fairly valued, which could make them more attractive going forward and enhance their potential for total return.

                       Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor and its predecessors since 1996.

                       /s/ Brian McGreevy

                       Susan Sanderson, CFA, has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor and its predecessors since 1985.

                       /s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PERFORMANCE OF A $10,000 INVESTMENT 04/03/98 -- 04/30/04 ($)

   SALES CHARGE       WITHOUT       WITH
   ------------       -------      ------
   Class A             13,049      12,428
   Class B             12,734      12,734
   Class C             12,800      12,800
   Class G             12,773      12,673
   Class T             13,065      12,443
   Class Z             13,198         n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 04/03/98 -- 04/30/04

[MOUNTAIN CHART]

                                                    LEHMAN BROTHERS       LEHMAN BROTHERS
                  CLASS A            CLASS A        3-15 YEAR BLEND    QUALITY INTERMEDIATE
              SHARES WITHOUT       SHARES WITH      MUNICIPAL BOND       MUNICIPAL BOND
               SALES CHARGE        SALES CHARGE          INDEX                 INDEX
               ------------        ------------      ------------           ------------
04/1998         $10000.00         $ 9525.00           $10000.00             $10000.00
                  9957.00           9484.00             9956.00               9957.00
                 10116.00           9636.00            10101.00              10091.00
                 10124.00           9643.00            10139.00              10125.00
                 10125.00           9644.00            10165.00              10154.00
                 10277.00           9789.00            10316.00              10294.00
                 10430.00           9935.00            10440.00              10410.00
                 10435.00           9939.00            10455.00              10434.00
                 10455.00           9959.00            10484.00              10461.00
                 10466.00           9969.00            10517.00              10490.00
                 10631.00          10126.00            10655.00              10620.00
                 10515.00          10016.00            10602.00              10580.00
                 10505.00          10006.00            10608.00              10582.00
                 10525.00          10025.00            10639.00              10611.00
                 10431.00           9936.00            10583.00              10565.00
                 10254.00           9767.00            10438.00              10432.00
                 10296.00           9807.00            10494.00              10495.00
                 10223.00           9737.00            10459.00              10482.00
                 10223.00           9737.00            10486.00              10519.00
                 10098.00           9618.00            10420.00              10482.00
                 10236.00           9750.00            10520.00              10559.00
                 10132.00           9651.00            10468.00              10521.00
                 10069.00           9591.00            10442.00              10506.00
                 10165.00           9682.00            10523.00              10558.00
                 10393.00           9899.00            10696.00              10689.00
                 10288.00           9799.00            10654.00              10658.00
                 10196.00           9712.00            10612.00              10634.00
                 10512.00          10013.00            10861.00              10853.00
                 10656.00          10150.00            10992.00              10977.00
                 10802.00          10289.00            11139.00              11110.00
                 10730.00          10220.00            11100.00              11082.00
                 10866.00          10350.00            11206.00              11172.00
                 10946.00          10426.00            11270.00              11224.00
                 11205.00          10673.00            11506.00              11431.00
                 11299.00          10762.00            11653.00              11605.00
                 11321.00          10784.00            11682.00              11629.00
                 11414.00          10872.00            11779.00              11722.00
                 11283.00          10747.00            11670.00              11631.00
                 11387.00          10846.00            11792.00              11751.00
                 11456.00          10912.00            11862.00              11813.00
                 11605.00          11054.00            12014.00              11948.00
                 11790.00          11230.00            12203.00              12120.00
                 11770.00          11211.00            12195.00              12136.00
                 11900.00          11335.00            12325.00              12254.00
                 11731.00          11174.00            12210.00              12140.00
                 11605.00          11053.00            12113.00              12060.00
                 11804.00          11244.00            12321.00              12264.00
                 11955.00          11387.00            12475.00              12410.00
                 11715.00          11159.00            12235.00              12165.00
                 11952.00          11384.00            12495.00              12427.00
                 12026.00          11455.00            12568.00              12496.00
                 12171.00          11593.00            12711.00              12635.00
                 12328.00          11743.00            12867.00              12778.00
                 12463.00          11871.00            13013.00              12914.00
                 12749.00          12144.00            13269.00              13141.00
                 12501.00          11907.00            13071.00              12967.00
                 12441.00          11850.00            13010.00              12914.00
                 12747.00          12141.00            13282.00              13173.00
                 12659.00          12058.00            13254.00              13154.00
                 12875.00          12264.00            13444.00              13326.00
                 12871.00          12260.00            13450.00              13321.00
                 12941.00          12326.00            13536.00              13397.00
                 13254.00          12625.00            13842.00              13674.00
                 13151.00          12526.00            13779.00              13623.00
                 12618.00          12019.00            13336.00              13224.00
                 12723.00          12118.00            13440.00              13325.00
                 13138.00          12514.00            13838.00              13691.00
                 13021.00          12402.00            13747.00              13603.00
                 13153.00          12529.00            13855.00              13692.00
                 13240.00          12611.00            13961.00              13785.00
                 13261.00          12632.00            14026.00              13844.00
                 13496.00          12855.00            14242.00              14041.00
                 13379.00          12743.00            14168.00              13962.00
04/2004          13049.00          12428.00            13853.00              13655.00

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 12 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index information is from March 31, 1998.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)



SHARE CLASS                  A                 B                   C                  G                  T             Z
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION                11/18/02          11/18/02            11/18/02           03/01/01          04/03/98       04/03/98
-----------------------------------------------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT   WITH   WITHOUT    WITH    WITHOUT     WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
-----------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)  0.22      -4.51  -0.17      -5.09     0.01       -0.97   -0.06      -4.98    0.26     -4.47    0.34
1-year                0.84      -3.97   0.06      -4.82     0.44       -0.54    0.23      -4.65    0.91     -3.90    1.09
5-year                4.40       3.38   3.89       3.54     3.99        3.99    3.95       3.43    4.42      3.40    4.58
Life                  4.48       3.64   4.06       4.06     4.15        4.15    4.11       3.98    4.50      3.66    4.67


AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)



SHARE CLASS                   A                  B                   C                  G                T             Z
-----------------------------------------------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT    WITH    WITHOUT    WITH    WITHOUT     WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT
-----------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)  1.84       -3.00   1.45       -3.55    1.65        0.65    1.54      -3.46    1.88      -2.96    1.97
1-year                3.96       -1.01   3.16       -1.84    3.55        2.55    3.34      -1.66    4.03      -0.94    4.23
5-year                4.96        3.94   4.46        4.12    4.56        4.56    4.52       4.01    4.98       3.96    5.15
Life                  4.98        4.13   4.56        4.43    4.65        4.65    4.61       4.35    5.00       4.15    5.18


All results assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter
- 0%, and the class C CDSC of 1% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For the class T shares, the "with sales charge" returns include the maximum 4.75% charge. Class Z shares are sold only at net asset value with no 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 18, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for class T and class G shares include the returns of Retail A shares (for class
T) and Retail B shares (for class G) of the Galaxy New Jersey Municipal Bond Fund (the "Galaxy New Jersey Fund") for periods prior to November 18, 2002. Retail A shares were initially offered on April 3, 1998. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy New Jersey Fund (March 1, 2001). Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns shown for class Z shares include returns of the Trust shares of the Galaxy New Jersey Fund, whose shares were initially offered on April 3, 1998, for periods prior to November 18, 2002, the date on which class Z shares were initially offered by the fund.

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE FUND'S CLASS A SHARES RETURNED 0.22% WITHOUT SALES CHARGE. RISING INTEREST RATES HELD BACK PERFORMANCE FOR THE FUND, ITS BENCHMARK AND PEER GROUP.

o THE FUND'S OVERWEIGHT IN 15-YEAR BONDS, WHICH WERE AMONG THE PERIOD'S BEST PERFORMERS, HELPED THE FUND ACHIEVE A POSITIVE RETURN. THE FUND'S GENERALLY HIGH CREDIT QUALITY ACCOUNTED FOR ITS SLIGHT SHORTFALL RELATIVE TO THE INDEX.

o OVER THE LONG TERM, THE FUND'S HIGH QUALITY FOCUS HAS HELD UP WELL FOR SHAREHOLDERS, AND IT REMAINS A KEY COMPONENT OF OUR STRATEGY.

                                         LEHMAN BROTHERS
                                         3-15 YEAR BLEND
                  CLASS A SHARES      MUNICIPAL BOND INDEX

                       0.22%                 0.76%

                                    OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                     tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                 $89.9 million

NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

   Class A                        10.33
   Class B                        10.33
   Class C                        10.33
   Class G                        10.33
   Class T                        10.33
   Class Z                        10.33

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 - 04/30/04 ($)

   Class A                         0.20
   Class B                         0.15
   Class C                         0.17
   Class G                         0.17
   Class T                         0.20
   Class Z                         0.21

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from both income and capital gains.

PORTFOLIO MANAGERS' REPORT______________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

For the six-month period ended April 30, 2004, class A shares of Columbia New Jersey Intermediate Municipal Bond Fund returned 0.22% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.76%, while the Lipper Other States Intermediate Municipal Debt Funds Category had an average total return of 0.17%. 1

On April 30, 2004, the fund's class A shares had a 30-day SEC yield of 2.11%. This equaled a taxable yield of 3.47% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

RESTRAINED START, ROUGH FINISH

An improving US economy and relatively low inflation provided a reasonably favorable backdrop for bonds early in the six-month period and helped the state of New Jersey stabilize its financial position. In this environment, we lengthened the fund's maturities slightly. In fact, the fund was overweight in 15-year bonds, which were strong performers. However, we gave up some performance relative to our benchmark because of the fund's generally high credit quality. Low-rated and non-rated bonds were better performers for the period.

We also used call protection to lock in yield, buying bonds that cannot be redeemed before a predetermined date. And to boost yield, we added selectively to the fund's BBB-rated holdings, the lowest quality investment grade bonds. This was an effective strategy, but was somewhat limited by lack of availability of lower-rated New Jersey bonds.

HIGHER EDUCATION HELPED RETURNS

We had good results from higher education bonds, which benefit from favorable demographics and high demand. The credit ratings on New Jersey colleges and universities have been solid. By contrast, the environment for the fund's hospital bonds was not as favorable. Hospitals have had to shoulder large cuts in Medicare payments and there is the potential for decreased revenues going forward.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

TOP 5 SECTORS AS OF 04/30/04 (%)

   Local general obligations       25.8
   State appropriated              11.1
   Refunded/escrowed               10.1
   Pool/bond bank                   9.4
   Transportation                   6.6

MATURITY BREAKDOWN AS OF 04/30/04 (%)

   0 - 5 years                     18.8
   5 - 7 years                     16.9
   7 - 10 years                    16.5
   10 - 15 years                   36.0
   15 - 25 years                    8.3
   25 years and over                0.3
   Cash equivalent                  3.2

QUALITY BREAKDOWN AS OF 04/30/04 (%)

   AAA                             77.2
   AA                              13.5
   A                                4.0
   BBB                              2.1
   Cash equivalent                  3.2

Quality and maturity breakdowns are calculated as a percentage of total investments. Maturity breakdown is based on each security's effective maturity, which reflects pre-refunding, mandatory puts, and other conditions that affect a bond's maturity. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 04/30/04 (%)

   Class A                         2.11
   Class B                         1.47
   Class C                         1.82
   Class G                         1.66
   Class T                         2.21
   Class Z                         2.47

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 04/30/04 (%)

   Class A                         3.47
   Class B                         2.42
   Class C                         2.99
   Class G                         2.73
   Class T                         3.62
   Class Z                         4.06

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

MIXED OUTLOOK

Although it appears that the Federal Reserve Board (the Fed) is poised to raise short-term interest rates before the end of the year, we believe that the effect of this rate increase has already been priced into the market at its current level. As a result, we believe that yields on intermediate-term bonds are fairly valued, which could make them more attractive going forward and enhance their potential for total return.

                      Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor and its predecessors since 1996.

                      /s/ Brian McGreevy

                      Susan Sanderson, CFA, has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor and its predecessors since 1985.

                      /s/ Susan Sanderson


Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PERFORMANCE OF A $10,000 INVESTMENT 05/01/94 -- 04/30/04 ($)

   SALES CHARGE      WITHOUT       WITH
   ------------      -------      -------
   Class A           17,246       16,420
   Class B           16,854       16,854
   Class C           16,946       16,946
   Class G           16,908       16,908
   Class T           17,265       16,438
   Class Z           17,583        n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 05/01/94 -- 04/30/04

[MOUNTAIN CHART]

                                              LEHMAN BROTHERS      LEHMAN BROTHERS
                 CLASS A         CLASS A      3-15 YEAR BLEND   QUALITY INTERMEDIATE
             SHARES WITHOUT    SHARES WITH     MUNICIPAL BOND      MUNICIPAL BOND
              SALES CHARGE     SALES CHARGE        INDEX               INDEX
              ------------     ------------    ------------       ------------
05/1994       $10000.00       $ 9525.00        $10000.00           $10000.00
               10081.00         9602.00         10072.00            10058.00
               10014.00         9539.00         10037.00            10035.00
               10183.00         9699.00         10190.00            10172.00
               10214.00         9729.00         10232.00            10217.00
               10048.00         9571.00         10117.00            10125.00
                9832.00         9365.00          9993.00            10029.00
                9555.00         9102.00          9842.00             9898.00
                9817.00         9351.00         10005.00            10032.00
               10121.00         9640.00         10230.00            10221.00
               10420.00         9925.00         10481.00            10441.00
               10543.00        10042.00         10603.00            10560.00
               10543.00        10042.00         10623.00            10586.00
               10880.00        10363.00         10920.00            10854.00
               10776.00        10264.00         10871.00            10838.00
               10869.00        10353.00         11001.00            10978.00
               11003.00        10480.00         11136.00            11097.00
               11074.00        10548.00         11199.00            11145.00
               11209.00        10677.00         11314.00            11236.00
               11375.00        10835.00         11457.00            11356.00
               11469.00        10925.00         11536.00            11418.00
               11554.00        11005.00         11646.00            11530.00
               11478.00        10933.00         11601.00            11496.00
               11330.00        10792.00         11478.00            11390.00
               11287.00        10751.00         11451.00            11370.00
               11267.00        10731.00         11438.00            11354.00
               11384.00        10843.00         11537.00            11439.00
               11470.00        10925.00         11639.00            11531.00
               11429.00        10886.00         11643.00            11537.00
               11559.00        11010.00         11758.00            11634.00
               11692.00        11137.00         11889.00            11755.00
               11911.00        11345.00         12093.00            11940.00
               11858.00        11295.00         12051.00            11905.00
               11872.00        11308.00         12096.00            11952.00
               11969.00        11400.00         12200.00            12044.00
               11806.00        11245.00         12053.00            11906.00
               11906.00        11341.00         12135.00            11971.00
               12076.00        11502.00         12297.00            12117.00
               12188.00        11609.00         12417.00            12223.00
               12572.00        11975.00         12720.00            12479.00
               12427.00        11837.00         12620.00            12398.00
               12551.00        11955.00         12757.00            12524.00
               12622.00        12022.00         12829.00            12588.00
               12690.00        12087.00         12886.00            12633.00
               12887.00        12274.00         13054.00            12777.00
               13004.00        12386.00         13187.00            12899.00
               13001.00        12384.00         13196.00            12909.00
               13003.00        12385.00         13202.00            12912.00
               12910.00        12297.00         13144.00            12856.00
               13156.00        12531.00         13335.00            13030.00
               13202.00        12574.00         13385.00            13073.00
               13225.00        12597.00         13420.00            13111.00
               13449.00        12810.00         13618.00            13292.00
               13613.00        12966.00         13783.00            13440.00
               13590.00        12944.00         13802.00            13473.00
               13635.00        12987.00         13841.00            13506.00
               13656.00        13008.00         13884.00            13544.00
               13823.00        13166.00         14066.00            13712.00
               13721.00        13069.00         13997.00            13660.00
               13719.00        13068.00         14004.00            13663.00
               13741.00        13089.00         14046.00            13701.00
               13631.00        12984.00         13971.00            13641.00
               13397.00        12761.00         13780.00            13469.00
               13432.00        12794.00         13854.00            13551.00
               13320.00        12688.00         13807.00            13533.00
               13306.00        12674.00         13843.00            13582.00
               13083.00        12462.00         13756.00            13535.00
               13281.00        12650.00         13888.00            13633.00
               13156.00        12531.00         13820.00            13584.00
               13080.00        12459.00         13785.00            13565.00
               13251.00        12622.00         13892.00            13632.00
               13617.00        12970.00         14121.00            13801.00
               13490.00        12849.00         14066.00            13761.00
               13378.00        12743.00         14009.00            13731.00
               13773.00        13119.00         14339.00            14013.00
               13927.00        13266.00         14511.00            14173.00
               14158.00        13486.00         14705.00            14345.00
               14068.00        13400.00         14654.00            14309.00
               14249.00        13572.00         14794.00            14425.00
               14366.00        13684.00         14879.00            14493.00
               14784.00        14082.00         15190.00            14759.00
               14877.00        14171.00         15384.00            14984.00
               14886.00        14179.00         15423.00            15015.00
               15031.00        14317.00         15551.00            15135.00
               14844.00        14139.00         15406.00            15017.00
               15002.00        14289.00         15568.00            15173.00
               15078.00        14362.00         15660.00            15252.00
               15316.00        14589.00         15860.00            15428.00
               15542.00        14803.00         16111.00            15650.00
               15430.00        14697.00         16099.00            15670.00
               15616.00        14875.00         16272.00            15822.00
               15435.00        14702.00         16119.00            15675.00
               15242.00        14518.00         15991.00            15571.00
               15524.00        14787.00         16266.00            15835.00
               15734.00        14986.00         16470.00            16023.00
               15388.00        14657.00         16152.00            15707.00
               15698.00        14953.00         16496.00            16045.00
               15775.00        15026.00         16591.00            16135.00
               15977.00        15218.00         16781.00            16314.00
               16180.00        15412.00         16987.00            16498.00
               16436.00        15655.00         17179.00            16675.00
               16819.00        16020.00         17517.00            16967.00
               16530.00        15744.00         17256.00            16743.00
               16419.00        15639.00         17175.00            16674.00
               16796.00        15999.00         17534.00            17009.00
               16696.00        15903.00         17497.00            16984.00
               16993.00        16186.00         17748.00            17206.00
               16947.00        16142.00         17757.00            17199.00
               17074.00        16263.00         17870.00            17297.00
               17501.00        16670.00         18274.00            17655.00
               17340.00        16516.00         18190.00            17590.00
               16664.00        15872.00         17606.00            17075.00
               16835.00        16036.00         17743.00            17204.00
               17369.00        16544.00         18269.00            17678.00
               17220.00        16402.00         18148.00            17564.00
               17393.00        16567.00         18291.00            17679.00
               17515.00        16683.00         18430.00            17799.00
               17557.00        16723.00         18517.00            17875.00
               17865.00        17016.00         18802.00            18129.00
               17702.00        16861.00         18704.00            18028.00
04/2004        17246.00        16420.00         18288.00            17628.00

The graph and table do not reflect a deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 12 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)



SHARE CLASS                  A               B                  C                G                 T              Z
-----------------------------------------------------------------------------------------------------------------------
INCEPTION                11/25/02         11/25/02           11/25/02         03/01/01          12/31/91       12/31/91
-----------------------------------------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT  WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT  WITH    WITHOUT   WITH     WITHOUT
-----------------------------------------------------------------------------------------------------------------------
6-month (cumulative)   0.15    -4.59   -0.23     -5.15   -0.05     -1.04   -0.13    -5.05    0.19     -4.55      0.28
1-year                 1.01    -3.82    0.23     -4.67    0.58     -0.40    0.41    -4.48    1.11     -3.73      1.27
5-year                 4.65     3.63    4.17      3.83    4.29      4.29    4.24     3.73    4.68      3.66      4.87
10-year                5.60     5.08    5.36      5.36    5.42      5.42    5.39     5.39    5.61      5.10      5.81


AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)



SHARE CLASS                      A                  B                   C                  G                  T               Z
----------------------------------------------------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT    WITH    WITHOUT     WITH    WITHOUT     WITH    WITHOUT    WITH    WITHOUT    WITH      WITHOUT
----------------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)     1.92     -2.94      1.52     -3.48      1.70      0.70      1.63     -3.37      1.97     -2.88      2.05
1-year                   4.46     -0.48      3.65     -1.35      4.01      3.01      3.84     -1.16      4.56     -0.38      4.74
5-year                   5.23      4.21      4.76      4.43      4.87      4.87      4.83      4.33      5.26      4.23      5.45
10-year                  5.99      5.48      5.75      5.75      5.81      5.81      5.79      5.79      6.00      5.49      6.19


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter
- 0%, and the class C CDSC of 1% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For the class T shares, the "with sales charge" returns include the maximum 4.75% charge. Class Z shares are sold only at net asset value with no 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 25, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for class T and class G shares include the returns of Retail A shares (for class
T) and Retail B shares (for class G) of the Galaxy New York Municipal Bond Fund (the "Galaxy New York Fund") for periods prior to November 25, 2002. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy New York Fund (March 1, 2001). Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. Retail A shares were initially offered on December 31, 1991. The returns shown for class Z shares include returns of Trust shares of the Galaxy New York Fund, whose shares were initially offered on December 31, 1991, for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund.

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE FUND'S CLASS A SHARES RETURNED 0.15% WITHOUT SALES CHARGE. RISING INTEREST RATES HELD BACK PERFORMANCE FOR THE FUND, ITS BENCHMARK AND PEER GROUP.

o IN A DIFFICULT PERIOD FOR BONDS, THE FUND GENERATED A POSITIVE RETURN. BUT IT WAS HELD BACK BY ITS EMPHASIS ON INTERMEDIATE-TERM SECURITIES AND ITS BIAS FOR HIGH QUALITY BONDS.

o OVER THE LONG TERM, THE FUND'S HIGH QUALITY FOCUS HAS HELD UP WELL FOR SHAREHOLDERS, AND IT REMAINS A KEY COMPONENT OF OUR STRATEGY.

                                        LEHMAN BROTHERS
                                        3-15 YEAR BLEND
             CLASS A SHARES           MUNICIPAL BOND INDEX

                 0.15%                        0.76%


                                    OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                     tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                 $124.3 million

NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

   Class A                        11.69
   Class B                        11.69
   Class C                        11.69
   Class G                        11.69
   Class T                        11.69
   Class Z                        11.69

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 -- 04/30/04 ($)

   Class A                         0.20
   Class B                         0.16
   Class C                         0.18
   Class G                         0.17
   Class T                         0.21
   Class Z                         0.22

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from both income and capital gains.

PORTFOLIO MANAGERS' REPORT______________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

For the six-month period ended April 30, 2004, class A shares of Columbia New York Intermediate Municipal Bond Fund returned 0.15% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.76%, while the Lipper New York Intermediate Municipal Debt Funds Category had an average total return of 0.11%. 1

On April 30, 2004, the fund's class A shares had a 30-day SEC yield of 2.19%. This equaled a taxable yield of 3.62% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

RESTRAINED START, ROUGH FINISH

An improving US economy and relatively low inflation provided a reasonably favorable backdrop for bonds early in the six-month period and helped New York stabilize its financial positions. In this environment, we maintained a slightly longer duration than our peer group. Duration is a measure of interest rate sensitivity. We maintain a longer duration when we expect interest rates to decline or stay the same. If we were right, our duration helps the fund's performance. Despite the improving economy, stagnant job growth early in the period caused interest rates to decline.

However, this positioning hurt the fund's relative performance when bond market conditions deteriorated with the release of strong employment figures in March, and then again in April. An improving job market suggested that the Federal Reserve Board (the Fed) would raise the short-term interest rates it controls as early as June. As that expectation shook the bond market, it hurt intermediate-term securities the hardest. Prices tumbled on securities in the four-to-12-year range as their yields rose more than twice as much as those of bonds with maturities of 12+ years. As a result, the modest gain that the fund had accrued from November through February was nearly erased by the end of the period.

FOCUS ON QUALITY AND DIVERSIFICATION

We maintained a diversified portfolio of investment-grade tax-exempt bonds with quality that was generally higher than the index. However, lower quality securities were better performers for the period. To boost yield, we added selectively to the BBB-rated holdings in the portfolio--the lowest quality investment-grade rating. We also improved our call protection to lock in yield, buying bonds that cannot be redeemed before a predetermined date. This worked better during the first four months of the period, when the bond markets were strong. However, we continue to believe that strong call protection will be a good strategy given the current uncertainty in the bond market.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

TOP 5 SECTORS AS OF 04/30/04 (%)

   Refunded/escrowed               20.4
   State appropriated              17.1
   Local general obligations       11.3
   Education                        9.1
   Special non-property tax         8.1

MATURITY BREAKDOWN AS OF 04/30/04 (%)

   0 - 5 years                     20.9
   5 - 7 years                     21.9
   7 - 10 years                    19.0
   10 - 15 years                   23.0
   15 - 25 years                   12.3
   Cash equivalent                  2.9

QUALITY BREAKDOWN AS OF 04/30/04 (%)

   AAA                             51.8
   AA                              33.0
   A                               11.4
   BBB                              0.9
   Cash equivalent                  2.9

Maturity and quality breakdowns are calculated as a percentage of total investments. Maturity breakdown is based on each security's effective maturity, which reflects pre-refunding, mandatory puts, and other conditions that affect a bond's maturity. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 04/30/04 (%)

   Class A                         2.19
   Class B                         1.54
   Class C                         1.89
   Class G                         1.73
   Class T                         2.28
   Class Z                         2.54

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 04/30/04 (%)

   Class A                         3.62
   Class B                         2.54
   Class C                         3.13
   Class G                         2.86
   Class T                         3.76
   Class Z                         4.20

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

During the period, there was an abundance of new issues in the New York bond market as the overall decline in the state's manufacturing activity put increased budget pressure on the state to provide services for a needier population and to balance budgets. Yet, demand for these bonds was also high. We expect new issuance to remain heavy for the rest of the year, expanding the fund's opportunity for security selection.

A MIXED OUTLOOK

Although the Fed is poised to raise short-term interest rates before the end of the year, we believe that the effect of rising short-term interest rates has already been priced into the market at its current level. As a result, we believe that yields on intermediate-term bonds are fairly valued, which could make them more attractive going forward and enhance their potential for total return.

                        Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor and its predecessors since 1996.

                        /s/ Brian McGreevy

                        Susan Sanderson, CFA, has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor and its predecessors since 1985.

                        /s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PERFORMANCE OF A $10,000 INVESTMENT 05/01/94 -- 04/30/04 ($)

   SALES CHARGE        WITHOUT       WITH
   ------------        -------      ------
   Class A              15,972      15,211
   Class B              15,795      15,795
   Class C              15,881      15,881
   Class Z              16,026         n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 05/01/94 -- 04/30/04

[MOUNTAIN CHART]

                                                   LEHMAN BROTHERS       LEHMAN BROTHERS
                   CLASS A         CLASS A         3-15 YEAR BLEND    QUALITY INTERMEDIATE
               SHARES WITHOUT    SHARES WITH       MUNICIPAL BOND       MUNICIPAL BOND
                SALES CHARGE     SALES CHARGE           INDEX                 INDEX
                ------------     ------------        ------------          ------------
05/1994         $10000.00       $ 9525.00            $10000.00             $10000.00
                 10051.00         9574.00             10072.00              10058.00
                 10019.00         9543.00             10037.00              10035.00
                 10132.00         9651.00             10190.00              10172.00
                 10162.00         9680.00             10232.00              10217.00
                 10099.00         9620.00             10117.00              10125.00
                 10017.00         9541.00              9993.00              10029.00
                  9883.00         9414.00              9842.00               9898.00
                 10004.00         9529.00             10005.00              10032.00
                 10199.00         9715.00             10230.00              10221.00
                 10391.00         9897.00             10481.00              10441.00
                 10481.00         9983.00             10603.00              10560.00
                 10484.00         9986.00             10623.00              10586.00
                 10690.00        10182.00             10920.00              10854.00
                 10672.00        10165.00             10871.00              10838.00
                 10771.00        10259.00             11001.00              10978.00
                 10871.00        10355.00             11136.00              11097.00
                 10906.00        10388.00             11199.00              11145.00
                 10996.00        10474.00             11314.00              11236.00
                 11109.00        10581.00             11457.00              11356.00
                 11157.00        10627.00             11536.00              11418.00
                 11240.00        10706.00             11646.00              11530.00
                 11188.00        10657.00             11601.00              11496.00
                 11063.00        10537.00             11478.00              11390.00
                 11025.00        10502.00             11451.00              11370.00
                 11011.00        10488.00             11438.00              11354.00
                 11096.00        10569.00             11537.00              11439.00
                 11197.00        10665.00             11639.00              11531.00
                 11198.00        10666.00             11643.00              11537.00
                 11320.00        10782.00             11758.00              11634.00
                 11441.00        10898.00             11889.00              11755.00
                 11640.00        11087.00             12093.00              11940.00
                 11591.00        11041.00             12051.00              11905.00
                 11623.00        11071.00             12096.00              11952.00
                 11732.00        11175.00             12200.00              12044.00
                 11604.00        11053.00             12053.00              11906.00
                 11658.00        11105.00             12135.00              11971.00
                 11783.00        11224.00             12297.00              12117.00
                 11873.00        11309.00             12417.00              12223.00
                 12092.00        11518.00             12720.00              12479.00
                 12031.00        11459.00             12620.00              12398.00
                 12145.00        11568.00             12757.00              12524.00
                 12190.00        11611.00             12829.00              12588.00
                 12246.00        11664.00             12886.00              12633.00
                 12422.00        11832.00             13054.00              12777.00
                 12517.00        11922.00             13187.00              12899.00
                 12487.00        11894.00             13196.00              12909.00
                 12498.00        11904.00             13202.00              12912.00
                 12423.00        11833.00             13144.00              12856.00
                 12602.00        12003.00             13335.00              13030.00
                 12646.00        12045.00             13385.00              13073.00
                 12668.00        12066.00             13420.00              13111.00
                 12849.00        12238.00             13618.00              13292.00
                 13011.00        12393.00             13783.00              13440.00
                 12970.00        12354.00             13802.00              13473.00
                 13014.00        12396.00             13841.00              13506.00
                 13025.00        12406.00             13884.00              13544.00
                 13185.00        12559.00             14066.00              13712.00
                 13098.00        12476.00             13997.00              13660.00
                 13119.00        12496.00             14004.00              13663.00
                 13152.00        12527.00             14046.00              13701.00
                 12993.00        12375.00             13971.00              13641.00
                 12727.00        12123.00             13780.00              13469.00
                 12722.00        12118.00             13854.00              13551.00
                 12483.00        11890.00             13807.00              13533.00
                 12398.00        11809.00             13843.00              13582.00
                 12078.00        11505.00             13756.00              13535.00
                 12297.00        11713.00             13888.00              13633.00
                 12105.00        11530.00             13820.00              13584.00
                 12019.00        11448.00             13785.00              13565.00
                 12213.00        11633.00             13892.00              13632.00
                 12585.00        11987.00             14121.00              13801.00
                 12442.00        11851.00             14066.00              13761.00
                 12314.00        11729.00             14009.00              13731.00
                 12702.00        12098.00             14339.00              14013.00
                 12901.00        12288.00             14511.00              14173.00
                 13142.00        12518.00             14705.00              14345.00
                 12982.00        12365.00             14654.00              14309.00
                 13184.00        12558.00             14794.00              14425.00
                 13289.00        12657.00             14879.00              14493.00
                 13715.00        13064.00             15190.00              14759.00
                 13834.00        13177.00             15384.00              14984.00
                 13851.00        13193.00             15423.00              15015.00
                 13985.00        13321.00             15551.00              15135.00
                 13764.00        13111.00             15406.00              15017.00
                 13928.00        13267.00             15568.00              15173.00
                 14051.00        13383.00             15660.00              15252.00
                 14318.00        13638.00             15860.00              15428.00
                 14538.00        13848.00             16111.00              15650.00
                 14527.00        13837.00             16099.00              15670.00
                 14675.00        13978.00             16272.00              15822.00
                 14518.00        13828.00             16119.00              15675.00
                 14361.00        13679.00             15991.00              15571.00
                 14641.00        13946.00             16266.00              15835.00
                 14828.00        14124.00             16470.00              16023.00
                 14493.00        13805.00             16152.00              15707.00
                 14834.00        14129.00             16496.00              16045.00
                 14850.00        14145.00             16591.00              16135.00
                 15042.00        14327.00             16781.00              16314.00
                 15234.00        14511.00             16987.00              16498.00
                 15413.00        14680.00             17179.00              16675.00
                 15786.00        15036.00             17517.00              16967.00
                 15486.00        14750.00             17256.00              16743.00
                 15289.00        14563.00             17175.00              16674.00
                 15712.00        14966.00             17534.00              17009.00
                 15566.00        14827.00             17497.00              16984.00
                 15847.00        15094.00             17748.00              17206.00
                 15789.00        15039.00             17757.00              17199.00
                 15932.00        15175.00             17870.00              17297.00
                 16349.00        15572.00             18274.00              17655.00
                 16228.00        15457.00             18190.00              17590.00
                 15538.00        14800.00             17606.00              17075.00
                 15677.00        14932.00             17743.00              17204.00
                 16137.00        15371.00             18269.00              17678.00
                 15989.00        15230.00             18148.00              17564.00
                 16165.00        15397.00             18291.00              17679.00
                 16264.00        15491.00             18430.00              17799.00
                 16299.00        15525.00             18517.00              17875.00
                 16602.00        15814.00             18802.00              18129.00
                 16451.00        15670.00             18704.00              18028.00
04/2004          15972.00        15211.00             18288.00              17628.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 12 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)



SHARE CLASS                     A                  B                   C             Z
-------------------------------------------------------------------------------------------
INCEPTION                 11/25/02             11/25/02           11/25/02        05/03/93
-------------------------------------------------------------------------------------------
SALES CHARGE            WITHOUT     WITH   WITHOUT     WITH   WITHOUT      WITH    WITHOUT
-------------------------------------------------------------------------------------------
6-month (cumulative)     -0.11      -4.89   -0.48      -5.41   -0.31       -1.29     0.02
1-year                    0.24      -4.52   -0.51      -5.40   -0.17       -1.15     0.50
5-year                    3.96       2.95    3.73       3.38    3.84        3.84     4.03
10-year                   4.79       4.28    4.68       4.68    4.73        4.73     4.83


AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)



SHARE CLASS                      A                 B                  C             Z
------------------------------------------------------------------------------------------
SALES CHARGE              WITHOUT    WITH    WITHOUT    WITH   WITHOUT     WITH   WITHOUT
------------------------------------------------------------------------------------------
6-month (cumulative)      1.94       -2.89    1.57     -3.43    1.74        0.74   2.08
1-year                    4.18       -0.80    3.40     -1.60    3.74        2.74   4.45
5-year                    4.63        3.62    4.41      4.07    4.52        4.52   4.70
10-year                   5.18        4.66    5.07      5.07    5.12        5.12   5.21


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter
- 0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. Class Z shares are sold only at net asset value with no 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares, initially offered on November 25, 2002. Their performance information includes returns of the fund's class Z shares for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns shown for class Z shares include returns of Trust shares of the Galaxy Pennsylvania Municipal Bond Fund for periods prior to November 25, 2002, the date on which class Z shares were initially offered by the fund, and returns of class I shares of the Pennsylvania Municipal Securities Fund (whose shares were initially offered on May 3, 1993) for periods prior to August 27, 2001. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE FUND'S CLASS A SHARES RETURNED NEGATIVE 0.11% WITHOUT SALES CHARGE. RISING INTEREST RATES HELD BACK PERFORMANCE FOR THE FUND, ITS BENCHMARK AND PEER GROUP.

o IN A MARKET THAT WAS GENERALLY UNFAVORABLE FOR BONDS, THE FUND'S EMPHASIS ON BONDS IN THE 7- TO 10-YEAR MATURITY RANGE, AND ITS BIAS FOR HIGH QUALITY BONDS, HAMPERED PERFORMANCE.

o OVER THE LONG TERM, THE FUND'S HIGH QUALITY FOCUS HAS HELD UP WELL FOR SHAREHOLDERS, AND IT REMAINS A KEY COMPONENT OF OUR STRATEGY.

                                           LEHMAN BROTHERS
                                           3-15 YEAR BLEND
                   CLASS A SHARES        MUNICIPAL BOND INDEX

                       -0.11%                    0.76%

                                    OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                     tax of its state, as is consistent with
                        relative stability of principal.

                                TOTAL NET ASSETS
                                  $24.5 million

NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

   Class A                        10.19
   Class B                        10.19
   Class C                        10.19
   Class Z                        10.19

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 -- 04/30/04 ($)

   Class A                         0.14
   Class B                         0.10
   Class C                         0.12
   Class Z                         0.15

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from both income and capital gains.

PORTFOLIO MANAGERS' REPORT______________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

For the six-month period ended April 30, 2004, class A shares of Columbia Pennsylvania Intermediate Municipal Bond Fund returned negative 0.11% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.76%, while the Lipper Pennsylvania Intermediate Municipal Debt Funds Category had an average total return of 0.12%. 1

On April 30, 2004, the fund's class A shares had a 30-day SEC yield of 1.75%. This equaled a taxable yield of 2.77% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

RESTRAINED START, ROUGH FINISH

An improving US economy and relatively low inflation provided a reasonably favorable backdrop for bonds early in the six-month period and helped most state governments stabilize their financial positions. However, Pennsylvania's financial situation has not improved as much as other states.

In this environment, we lengthened the fund's maturities slightly. However, the average maturity of the fund's holdings was shorter than that of the index, with a slight overweight in 7-to 10-year bonds.

The fund's positioning hurt performance relative to its benchmark when bond market conditions deteriorated with the release of strong employment figures in March, and then again in April. An improving job market suggested that the Federal Reserve Board (the Fed) would raise the short-term interest rates it controls as early as June. As that expectation shook the bond market, intermediate-term securities lost the most value. Prices tumbled on securities in the four-to-12-year range as their yields rose more than twice as much as those of bonds with maturities of 12+ years. As a result, the modest gains that the fund had accrued from November through February were erased by the end of the period.

FOCUS ON QUALITY AND DIVERSIFICATION

We maintained a diversified portfolio of investment-grade tax-exempt bonds with quality that was generally higher than the index. However, lower quality securities were better performers for the period.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

TOP 5 SECTORS AS OF 04/30/04 (%)

   Local general obligations         43.1
   Education                         14.4
   State general obligations         13.3
   Water & sewer                      6.8
   Other industrial revenue           4.5

MATURITY BREAKDOWN AS OF 04/30/04 (%)

   0 - 5 years                       20.2
   5 - 7 years                       13.5
   7 - 10 years                      36.4
   10 - 15 years                     23.3
   15 - 20 years                      4.4
   Cash equivalent                    2.2

QUALITY BREAKDOWN AS OF 04/30/04 (%)

   AAA                               69.2
   AA                                19.8
   A                                  8.8
   Cash equivalent                    2.2

Quality and maturity breakdowns are calculated as a percentage of total investments. Maturity breakdown is based on each security's effective maturity, which reflects pre-refunding, mandatory puts, and other conditions that affect a bond's maturity. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Sector weightings are calculated as a percentage of net assets.

SEC YIELDS AS OF 04/30/04 (%)

   Class A                           1.75
   Class B                           1.08
   Class C                           1.43
   Class Z                           2.09

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 04/30/04 (%)

   Class A                           2.77
   Class B                           1.71
   Class C                           2.26
   Class Z                           3.31

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

A MIXED OUTLOOK

Although we do not expect the employment picture to continue to improve as dramatically as it did in March and April, we believe that additional gains could strengthen the market's conviction that the Fed is poised to raise short-term interest rates before the end of the year. However, we believe that the effect of rising short-term interest rates has already been priced into the market at its current level. As a result, we believe that yields on intermediate-term bonds are fairly valued, which could make them more attractive going forward and enhance their potential for total return.

                          Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor and its predecessors since 1996.

                          /s/ Brian McGreevy

                          Susan Sanderson, CFA, has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor and its predecessors since 1985.

                          /s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

PERFORMANCE OF A $10,000 INVESTMENT 12/20/94 -- 04/30/04 ($)

   SALES CHARGE        WITHOUT     WITH
   ------------        -------    ------
   Class A              17,217    16,397
   Class B              16,778    16,778
   Class C              16,865    16,865
   Class G              16,824    16,824
   Class T              17,274    16,451
   Class Z              17,282     n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 12/20/94 -- 04/30/04

[MOUNTAIN CHART]

                                                   LEHMAN BROTHERS          LEHMAN BROTHERS
                  CLASS A         CLASS A         3-15 YEAR BLEND        QUALITY INTERMEDIATE
              SHARES WITHOUT    SHARES WITH        MUNICIPAL BOND           MUNICIPAL BOND
               SALES CHARGE     SALES CHARGE            INDEX                    INDEX
               ------------     ------------        ------------             ------------
12/1994        $10000.00        $ 9525.00           $10000.00                 $10000.00
                10014.00          9538.00            10225.00                  10188.00
                10203.00          9719.00            10477.00                  10407.00
                10413.00          9919.00            10598.00                  10526.00
                10506.00         10007.00            10618.00                  10552.00
                10484.00          9986.00            10916.00                  10819.00
                10778.00         10266.00            10866.00                  10803.00
                10703.00         10195.00            10996.00                  10943.00
                10773.00         10261.00            11131.00                  11061.00
                10913.00         10395.00            11194.00                  11109.00
                10969.00         10448.00            11309.00                  11200.00
                11131.00         10602.00            11452.00                  11320.00
                11323.00         10786.00            11531.00                  11381.00
                11449.00         10905.00            11641.00                  11493.00
                11528.00         10981.00            11595.00                  11459.00
                11401.00         10860.00            11472.00                  11354.00
                11255.00         10721.00            11446.00                  11333.00
                11224.00         10691.00            11432.00                  11317.00
                11237.00         10704.00            11532.00                  11402.00
                11336.00         10798.00            11633.00                  11494.00
                11436.00         10893.00            11638.00                  11500.00
                11436.00         10893.00            11753.00                  11597.00
                11589.00         11039.00            11884.00                  11718.00
                11712.00         11156.00            12088.00                  11902.00
                11923.00         11357.00            12046.00                  11867.00
                11864.00         11301.00            12090.00                  11913.00
                11924.00         11357.00            12194.00                  12005.00
                12023.00         11452.00            12048.00                  11868.00
                11868.00         11304.00            12130.00                  11932.00
                11935.00         11368.00            12291.00                  12078.00
                12107.00         11532.00            12412.00                  12184.00
                12223.00         11643.00            12714.00                  12439.00
                12535.00         11940.00            12614.00                  12358.00
                12424.00         11833.00            12752.00                  12484.00
                12551.00         11955.00            12823.00                  12548.00
                12624.00         12025.00            12881.00                  12593.00
                12695.00         12092.00            13048.00                  12736.00
                12879.00         12267.00            13181.00                  12857.00
                13000.00         12383.00            13190.00                  12868.00
                12988.00         12371.00            13196.00                  12870.00
                13003.00         12385.00            13138.00                  12815.00
                12957.00         12342.00            13329.00                  12988.00
                13162.00         12537.00            13379.00                  13031.00
                13211.00         12583.00            13414.00                  13069.00
                13225.00         12597.00            13612.00                  13249.00
                13420.00         12782.00            13777.00                  13397.00
                13577.00         12932.00            13796.00                  13430.00
                13555.00         12911.00            13835.00                  13463.00
                13628.00         12981.00            13878.00                  13501.00
                13639.00         12991.00            14059.00                  13668.00
                13786.00         13131.00            13990.00                  13616.00
                13720.00         13068.00            13997.00                  13619.00
                13734.00         13081.00            14039.00                  13657.00
                13759.00         13105.00            13965.00                  13597.00
                13672.00         13022.00            13774.00                  13426.00
                13472.00         12832.00            13848.00                  13508.00
                13499.00         12858.00            13801.00                  13490.00
                13349.00         12715.00            13837.00                  13539.00
                13348.00         12714.00            13750.00                  13491.00
                13184.00         12558.00            13882.00                  13590.00
                13322.00         12689.00            13814.00                  13541.00
                13260.00         12630.00            13779.00                  13522.00
                13220.00         12592.00            13885.00                  13588.00
                13372.00         12737.00            14114.00                  13757.00
                13659.00         13011.00            14059.00                  13717.00
                13569.00         12925.00            14003.00                  13687.00
                13480.00         12839.00            14332.00                  13968.00
                13845.00         13187.00            14504.00                  14128.00
                14017.00         13351.00            14698.00                  14299.00
                14242.00         13566.00            14647.00                  14263.00
                14163.00         13490.00            14788.00                  14378.00
                14324.00         13644.00            14872.00                  14446.00
                14431.00         13746.00            15183.00                  14712.00
                14797.00         14094.00            15377.00                  14935.00
                14921.00         14212.00            15416.00                  14967.00
                14960.00         14249.00            15543.00                  15087.00
                15084.00         14367.00            15399.00                  14969.00
                14922.00         14214.00            15561.00                  15125.00
                15061.00         14346.00            15652.00                  15203.00
                15158.00         14438.00            15853.00                  15378.00
                15352.00         14622.00            16103.00                  15599.00
                15588.00         14848.00            16092.00                  15620.00
                15574.00         14834.00            16264.00                  15771.00
                15741.00         14993.00            16111.00                  15625.00
                15572.00         14833.00            15984.00                  15521.00
                15420.00         14687.00            16259.00                  15784.00
                15672.00         14928.00            16462.00                  15972.00
                15865.00         15112.00            16144.00                  15657.00
                15554.00         14815.00            16488.00                  15994.00
                15864.00         15110.00            16584.00                  16083.00
                15949.00         15192.00            16773.00                  16262.00
                16117.00         15351.00            16979.00                  16445.00
                16317.00         15542.00            17171.00                  16621.00
                16488.00         15705.00            17509.00                  16912.00
                16801.00         16003.00            17249.00                  16689.00
                16566.00         15779.00            17168.00                  16621.00
                16455.00         15674.00            17526.00                  16955.00
                16825.00         16026.00            17489.00                  16929.00
                16745.00         15949.00            17740.00                  17151.00
                16999.00         16192.00            17748.00                  17144.00
                16957.00         16151.00            17862.00                  17242.00
                17089.00         16277.00            18266.00                  17599.00
                17443.00         16614.00            18182.00                  17534.00
                17336.00         16513.00            17598.00                  17020.00
                16726.00         15932.00            17735.00                  17149.00
                16858.00         16057.00            18260.00                  17621.00
                17347.00         16523.00            18140.00                  17508.00
                17207.00         16389.00            18283.00                  17622.00
                17375.00         16550.00            18422.00                  17742.00
                17466.00         16636.00            18509.00                  17818.00
                17497.00         16666.00            18794.00                  18071.00
                17801.00         16956.00            18696.00                  17970.00
                17652.00         16813.00            18281.00                  17570.00
04/2004         17217.00         16397.00

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The Lehman Brothers Quality Intermediate Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 12 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index information is from December 31, 1994.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)



SHARE CLASS                    A                 B                 C                 G                 T            Z
--------------------------------------------------------------------------------------------------------------------------
INCEPTION                  11/18/02          11/18/02          11/18/02           03/01/01         12/20/94      06/19/00
--------------------------------------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT    WITH   WITHOUT    WITH   WITHOUT    WITH    WITHOUT    WITH   WITHOUT    WITH    WITHOUT
--------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)     0.13    -4.61    -0.24    -5.17    -0.07    -1.05    -0.14     -5.07     0.26    -4.48     0.26
1-year                   0.81    -4.00     0.07    -4.82     0.43    -0.55     0.27     -4.61     1.10    -3.73     1.10
5-year                   4.60     3.59     4.06     3.72     4.17     4.17     4.12      3.60     4.67     3.66     4.68
Life                     5.98     5.43     5.69     5.69     5.74     5.74     5.72      5.72     6.01     5.46     6.02


AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)



SHARE CLASS                    A                 B                 C                 G                 T            Z
-------------------------------------------------------------------------------------------------------------------------
INCEPTION                  11/18/02          11/18/02          11/18/02           03/01/01         12/20/94      06/19/00
-------------------------------------------------------------------------------------------------------------------------
SALES CHARGE           WITHOUT    WITH   WITHOUT    WITH   WITHOUT    WITH   WITHOUT    WITH   WITHOUT    WITH    WITHOUT
-------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)     1.75    -3.09     1.38    -3.62      1.56    0.56     1.49    -3.51     1.90    -2.95     1.90
1-year                   4.09    -0.82     3.32    -1.68      3.69    2.69     3.54    -1.46     4.39    -0.54     4.39
5-year                   5.14     4.13     4.61     4.28      4.72    4.72     4.67     4.16     5.21     4.19     5.22
Life                     6.31     5.75     6.02     6.02      6.08    6.08     6.05     6.05     6.34     5.79     6.35


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge (CDSC) for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter
- 0%, and the class C CDSC of 1% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For class T shares, the "with sales charge" returns include the maximum initial sales charge of 4.75%. After holding shares for one year, you may sell them at any time without paying a CDSC. Class Z shares are sold only at net asset value with no 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B, and class C are newer class shares, initially offered on November 18, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B, and class C shares, respectively). The returns for class T and class G shares include the returns of Retail A shares (for class T shares) and Retail B shares (for class G shares) of the Galaxy Rhode Island Municipal Bond Fund for periods prior to November 18, 2002. The returns shown for class G shares also include the returns of Retail A shares for periods prior to the inception of Retail B shares of the Galaxy Rhode Island Fund (March 1,
2001). Retail A shares were initially offered on December 20, 1994. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class G shares generally would have had substantially similar returns to Retail A shares because they would have invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares also include the returns of Retail A shares of the Galaxy Rhode Island Municipal Bond Fund for periods prior to the inception of Trust shares (June 19, 2000). Class Z shares generally would have had substantially similar returns to the Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been higher to the extent for class Z shares are lower then expenses paid by Retail A shares.

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE FUND'S CLASS A SHARES RETURNED 0.13% WITHOUT SALES CHARGE. RISING INTEREST RATES HELD BACK PERFORMANCE FOR THE FUND, ITS BENCHMARK AND PEER GROUP.

o IN A DIFFICULT ENVIRONMENT FOR ALL BONDS, THE FUND MANAGED TO GENERATE A POSITIVE RETURN. HOWEVER, IT WAS HELD BACK BY ITS EMPHASIS ON
   INTERMEDIATE-TERM SECURITIES, WHICH WERE HURT MOST WHEN INTEREST RATES ROSE AT THE END OF THE PERIOD, AND ITS PREFERENCE FOr high quality bonds, which lagged lower quality SECURITIES.

o OVER THE LONG TERM, THE FUND'S HIGH QUALITY FOCUS HAS HELD UP WELL FOR SHAREHOLDERS, AND IT REMAINS A KEY COMPONENT OF OUR STRATEGY.

                                         LEHMAN BROTHERS
                                         3-15 YEAR  BLEND
                 CLASS A SHARES        MUNICIPAL BOND INDEX

                     0.13%                    0.76%

                                    OBJECTIVE
                        Seeks as high a level of current
                       interest income exempt from federal
                          income tax and, to the extent
                       possible, from the personal income
                       tax of its state, as is consistent
                      with relative stability of principal.

                                TOTAL NET ASSETS
                                 $128.2 million

NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

   Class A                        11.31
   Class B                        11.31
   Class C                        11.31
   Class G                        11.31
   Class T                        11.31
   Class Z                        11.31

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 -- 04/30/04 ($)

   Class A                         0.19
   Class B                         0.14
   Class C                         0.17
   Class G                         0.16
   Class T                         0.20
   Class Z                         0.20

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from both income and capital gains.

PORTFOLIO MANAGERS' REPORT______________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

For the six-month period ended April 30, 2004, class A shares of Columbia Rhode Island Intermediate Municipal Bond Fund returned 0.13% without sales charge. By comparison, the Lehman Brothers 3-15 Year Blend Municipal Bond Index returned 0.76%, while the Lipper Other States Intermediate Municipal Debt Funds Category had an average total return of 0.17%. 1

On April 30, 2004, the fund's class A shares had a 30-day SEC yield of 2.14%. This equaled a taxable yield of 3.66% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate.

RESTRAINED START, ROUGH FINISH

An improving US economy and relatively low inflation provided a reasonably favorable backdrop for bonds early in the six-month period. This helped most state governments stabilize their financial positions. Rhode Island was already in a reasonably stable credit situation going into the period because it did not experience the severe financial challenges of some of the region's larger states during the downturn of 2001-2002.

In this environment, we lengthened the fund's maturities slightly. However, the average maturity of the fund's holdings was shorter than that of the index. This positioning hurt the fund relative to its benchmark when bond market conditions deteriorated with the release of strong employment figures in March, and then again in April. An improving job market suggested that the Federal Reserve Board (the Fed) would raise the short-term interest rates it controls as early as June. As that expectation shook the bond market, intermediate-term securities lost the most value. Prices tumbled on securities in the four-to-12-year range as their yields rose more than twice as much as those of bonds with maturities of 12+years. As a result, the modest gains that the fund had accrued from November through February were nearly erased by the end of the period.

FOCUS ON QUALITY AND DIVERSIFICATION

We maintained a diversified portfolio of investment-grade tax-exempt bonds with quality that was generally higher than the index. However, lower quality securities were better performers for the period. To boost yield, we added selectively to the BBB-rated holdings in the portfolio--the lowest investment-grade rating. We improved our call protection to lock in yield, buying bonds that cannot be redeemed before a predetermined date. This worked better during the first four months of the period, when the bond markets were strong. However, we continue to believe that strong call protection will be a good strategy given the

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

TOP 5 SECTORS AS OF 04/30/04 (%)

   Refunded/escrowed                 22.9
   Local general obligations         18.8
   Education                         16.8
   Local appropriated                 8.2
   State general obligations          7.3

MATURITY BREAKDOWN AS OF 04/30/04 (%)

   0 - 5 years                       18.2
   5 - 7 years                       13.4
   7 - 10 years                      19.7
   10 - 15 years                     33.2
   15 - 20 years                     12.1
   25 years and over                  1.9
   Cash equivalent                    1.5

QUALITY BREAKDOWN AS OF 04/30/04 (%)

   AAA                               85.0
   AA                                10.6
   A                                  1.0
   BBB                                1.1
   Other                              0.8
   Cash equivalent                    1.5

Maturity and quality breakdowns are calculated as a percentage of total investments. Maturity breakdown is based on each security's effective maturity, which reflects pre-refunding, mandatory puts, and other conditions that affect a bond's maturity. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Sector weightings are calculated as a percentage of net assets.

SEC yields as of 04/30/04 (%)

   Class A                           2.14
   Class B                           1.48
   Class C                           1.84
   Class G                           1.69
   Class T                           2.37
   Class Z                           2.49

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 04/30/04 (%)

   Class A                           3.66
   Class B                           2.54
   Class C                           3.13
   Class G                           2.88
   Class T                           4.05
   Class Z                           4.25

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

________________________________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

current uncertainty in the bond market. We also bought higher education bonds, believing that a combination of demographics and demand are a positive force in that sector.

A MIXED OUTLOOK

Although we do not expect the national employment picture to improve as dramatically in the period ahead as it did in March and April, we believe that additional gains could strengthen the market's conviction that the Fed is poised to raise short-term interest rates before the end of the year. However, we believe that the effect of rising short-term interest rates has already been priced into the market at its current level. As a result, we believe that yields on intermediate-term bonds are fairly valued, which could make them more attractive going forward and enhance their potential for total return.

Rhode Island's relatively stable credit situation is also a positive factor going forward. Providence debt received a modest upgrade during the period, and the state has assumed oversight of the city of Cranston, which is in default. This move gives Cranston access to the capital markets and the potential to shore up its finances through state-issued bonds.

                        Brian McGreevy has managed the Columbia tax-exempt bond funds since 1998 and has been with the advisor and its predecessors since 1996.

                        /s/ Brian McGreevy

                        Susan Sanderson, CFA, has managed the Columbia tax-exempt bond funds since 1993 and has been with the advisor and its predecessors since 1985.

                        /s/ Susan Sanderson

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

FINANCIAL STATEMENTS____________________________________________________________
April 30, 2004                                    Columbia Tax-Exempt Bond Funds

                       A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

                            ----------------------------------------------------
   INVESTMENT PORTFOLIO     The investment portfolio details all of the fund's
                            holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

                            ----------------------------------------------------
    STATEMENT OF ASSETS     This statement details the fund's assets,
        AND LIABILITIES     liabilities, net assets and share price for each
                            share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                            ----------------------------------------------------
STATEMENT OF OPERATIONS     This statement details income earned by the fund and
                            the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                            ----------------------------------------------------
STATEMENT OF CHANGES IN     This statement demonstrates how the fund's net
             NET ASSETS     assets were affected by its operating results,
                            distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period.
                            The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

                            ----------------------------------------------------
     NOTES TO FINANCIAL     These notes disclose the organizational background
             STATEMENTS     of the fund, its significant accounting policies
                            (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                            ----------------------------------------------------
   FINANCIAL HIGHLIGHTS     The financial highlights demonstrate how the
                            fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO____________________________________________________________
April 30, 2004 (unaudited) Columbia Connecticut Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------

MUNICIPAL SECURITIES - 98.3%

   CONNECTICUT - 84.0%
      Bridgeport, Series A
          6.500%, 09/01/08
          Insured: Ambac                     1,435,000       1,644,625
      Bridgeport, Series A
          5.450%, 03/01/11
          Insured: Ambac                     1,550,000       1,684,059
      Bridgeport, Series A
          6.000%, 07/15/13
          Insured: FGIC                      2,000,000       2,317,600
      Bridgeport, Series A
          5.375%, 08/15/14
          Insured: FGIC                      1,600,000       1,740,336
      Bridgeport, Series C
          4.250%, 08/15/11
          Insured: FSA                       1,660,000       1,726,964
      Bridgeport, Series C
          5.000%, 08/15/14
          Insured: FSA                       1,500,000       1,604,550
      Cheshire, Lot B, GO
          4.500%, 08/01/07                   1,080,000       1,153,667
      Colchester, Lot A, GO
          5.400%, 08/15/10
          Insured: Ambac                       885,000         991,527
      Connecticut State Airport Revenue
          Bradley International Airport
          7.400%, 10/01/04
          Insured: FGIC                        145,000         148,574
      Connecticut State Airport Revenue
          Pre-refunded 10/01/04
          7.650%, 10/01/12
          Insured: FGIC                        345,000         353,214
      Connecticut State COP
          Juvenile Training School
          5.250%, 12/15/14                   1,565,000       1,689,277
      Connecticut State Clean Water Fund
          5.250%, 07/15/11                   1,500,000       1,639,890
      Connecticut State Clean Water Fund
          6.000%, 10/01/12                   1,200,000       1,387,440
      Connecticut State
          Development Authority
          Elim Park Baptist Home, Inc.
          5.750%, 12/01/23                     500,000         508,070
      Connecticut State Development
          Authority, PCR, Connecticut
          Light & Power
          Series A
          5.850%, 09/01/28                   2,000,000       2,111,800
      Connecticut State, GO
          5.500%, 12/15/14
          Insured: FSA                       1,500,000       1,690,365
      Connecticut State, GO
          5.000%, 08/15/21
          Insured: FGIC                      1,000,000       1,035,260


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Connecticut State HEFA
          Backus (William W.) Hospital Issue
          Series D
          5.625%, 07/01/17
          Insured: Ambac                       500,000         544,480
      Connecticut State HEFA
          Connecticut College, Series C-1
          5.500%, 07/01/27
          Insured: MBIA                        900,000         936,045
      Connecticut State HEFA
          Connecticut College, Series D-1
          5.750%, 07/01/30
          Insured: MBIA                      1,250,000       1,342,000
      Connecticut State HEFA
          Connecticut College, Series E
          5.000%, 07/01/14
          Insured: MBIA                        500,000         534,470
      Connecticut State HEFA
          Connecticut College, Series E
          5.250%, 07/01/22
          Insured: MBIA                        400,000         422,928
      Connecticut State HEFA
          Connecticut State University
          Series E
          4.000%, 11/01/11
          Insured: FGIC                      3,595,000       3,698,356
      Connecticut State HEFA
          Fairfield University, Series I
          5.250%, 07/01/25
          Insured: MBIA                      2,000,000       2,035,700
      Connecticut State HEFA
          Greenwich Hospital Issue, Series A
          5.300%, 07/01/08
          Insured: MBIA                        750,000         809,498
      Connecticut State HEFA
          Middlesex Hospital, Series H
          5.000%, 07/01/12
          Insured: MBIA                      1,060,000       1,110,223
      Connecticut State HEFA
          New Britain General Hospital
          Series B
          6.000%, 07/01/09
          Insured: Ambac                     1,000,000       1,026,960
      Connecticut State HEFA
          New Horizons Village Project
          7.050%, 11/01/09
          Insured: Ambac-TCRS                1,000,000       1,045,890
      Connecticut State HEFA
          Newington Childrens Hospital
          Series A
          5.650%, 07/01/05
          Insured: MBIA                        375,000         385,166
      Connecticut State HEFA
          Sharon Health Care
          6.000%, 11/01/09
          Insured: Ambac-TCRS                1,000,000       1,043,830
      Connecticut State HEFA
          Special Care Hospital, Series B
          5.375%, 07/01/17                   1,750,000       1,785,822


                      See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited) Columbia Connecticut Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   CONNECTICUT - (CONTINUED)
      Connecticut State HEFA
          St. Raphael Hospital, Series H
          5.300%, 07/01/10
          Insured: Ambac                     2,740,000       3,019,398
      Connecticut State HEFA
          Stamford Hospital, Series F
          5.400%, 07/01/09
          Insured: MBIA                      2,000,000       2,131,640
      Connecticut State HEFA
          Trinity College, Series E
          5.800%, 07/01/16
          Insured: MBIA                      2,000,000       2,176,880
      Connecticut State HEFA
          Trinity College, Series F
          5.500%, 07/01/21
          Insured: MBIA                        500,000         558,050
      Connecticut State HEFA
          Trinity College, Series G
          5.500%, 07/01/15
          Insured: Ambac                     2,825,000       3,102,415
      Connecticut State HEFA
          Trinity College, Series G
          5.000%, 07/01/31
          Insured: Ambac                     1,000,000       1,010,190
      Connecticut State HEFA
          Village Families & Children
          Series A
          5.000%, 07/01/23
          Insured: Ambac                       260,000         263,419
      Connecticut State HFA
          Housing Mortgage
          Finance Program
          Series C-1, GO
          6.000%, 11/15/10                   1,010,000       1,064,055
      Connecticut State Regional
          School District No. 15
          5.000%, 02/01/15
          Insured: FGIC                      1,105,000       1,197,721
      Connecticut State Regional
          School District No. 15
          5.000%, 02/01/16
          Insured: FGIC                      1,025,000       1,108,302
      Connecticut State Resource Recovery
          Authority, Bridgeport Resco Co.
          5.000%, 01/01/07
          Insured: MBIA                      2,500,000       2,672,375
      Connecticut State Resource Recovery
          Authority, Mid-Connecticut
          Series A
          6.250%, 11/15/05
          Insured: MBIA                      4,750,000       5,077,085


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Connecticut State Resource Recovery
          Authority, Mid-Connecticut
          Series A
          6.250%, 11/15/06
          Insured: MBIA                      2,275,000       2,505,981
      Connecticut State Resource Recovery
          Authority, Mid-Connecticut
          Series A
          5.750%, 11/15/07
          Insured: MBIA                      1,000,000       1,108,410
      Connecticut State Resource Recovery
          Authority, Mid-Connecticut
          Series A
          5.375%, 11/15/10
          Insured: MBIA                      2,000,000       2,175,000
      Connecticut State Resource Recovery
          Authority, Mid-Connecticut
          Series A
          5.500%, 11/15/11
          Insured: MBIA                      1,000,000       1,092,850
      Connecticut State Revolving
          Fund Revenue
          Refunding, Series B
          5.000%, 10/01/12                   1,000,000       1,087,020
      Connecticut State Revolving
          Fund Revenue
          Refunding, Series B
          5.000%, 10/01/14                   1,000,000       1,083,610
      Connecticut State Revolving
          Fund Revenue
          Refunding, Series B
          5.000%, 10/01/15                   1,000,000       1,085,190
      Connecticut State Revolving
          Fund Revenue
          Series A
          5.000%, 10/01/19                   1,000,000       1,046,610
      Connecticut State Special Assessment
          Series A
          5.250%, 01/01/10
          Insured: FSA                       2,000,000       2,201,140
      Connecticut State Special Assessment
          Series A
          5.250%, 01/01/11
          Insured: Ambac                     1,000,000       1,066,000
      Connecticut State, Series A
          5.250%, 06/15/10                   2,025,000       2,253,076
      Connecticut State, Series A
          5.250%, 03/15/14                   2,500,000       2,687,250
      Connecticut State, Series A, GO
          5.125%, 03/01/10                   1,000,000       1,088,990
      Connecticut State, Series A, GO
          5.500%, 04/15/19                     865,000         974,881
      Connecticut State, Series A
          Un-refunded
          6.250%, 05/15/06                   1,000,000       1,085,750
      Connecticut State, Series B
          5.750%, 11/01/11                   1,000,000       1,142,820


                      See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited) Columbia Connecticut Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   CONNECTICUT - (CONTINUED)
      Connecticut State, Series B
          Pre-refunded Escrowed to Maturity
          5.400%, 03/15/08                      10,000          11,023
      Connecticut State, Series B
          Un-refunded
          5.400%, 03/15/08                     390,000         428,770
      Connecticut State, Series C
          5.375%, 12/15/10                   1,000,000       1,116,610
      Connecticut State, Series E
          Pre-refunded Escrowed
          to Maturity
          6.000%, 03/15/12                      25,000          28,877
      Connecticut State, Series E
          Un-refunded
          6.000%, 03/15/12                     975,000       1,121,767
      Connecticut State, SP OB
          Transportation Infrastructure
          Series A
          5.250%, 09/01/07                   1,250,000       1,363,100
      Connecticut State, SP OB
          Transportation Infrastructure
          Series A
          5.375%, 09/01/08
      Connecticut State, SP OB                 750,000         829,605
          Transportation Infrastructure
          Series A
          5.700%, 06/01/12
          Insured: FGIC                      1,160,000       1,261,616
      Connecticut State, SP OB
          Transportation Infrastructure
          Series A
          5.500%, 10/01/12
          Insured: FGIC                      3,250,000       3,644,062
      Connecticut State, SP OB
          Transportation Infrastructure
          Series A
          5.600%, 06/01/13
          Insured: FGIC                      1,000,000       1,055,290
      Connecticut State, SP OB
          Transportation Infrastructure
          Series A
          5.250%, 10/01/14
          Insured: FGIC                      2,100,000       2,264,220
      Connecticut State, SP OB
          Transportation Infrastructure
          Series B
          6.125%, 09/01/12                     400,000         460,772
      Connecticut State, SP OB
          Transportation Infrastructure
          Series B
          5.000%, 01/01/23
          Insured: FGIC                        800,000         818,424


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Cromwell, GO
          5.000%, 06/15/11
          Insured: FGIC                        600,000         656,934
      Danbury, GO
          5.625%, 02/01/13                     200,000         228,180
      Danbury, GO
          4.750%, 08/01/16
          Insured: FGIC                      1,270,000       1,328,852
      East Haven, GO
          5.000%, 09/01/15
          Insured: MBIA                        640,000         693,587
      East Lyme, GO
          5.000%, 07/15/05
          Insured: FGIC                      1,000,000       1,043,000
      Easton, GO
          4.750%, 10/15/21                     855,000         862,464
      Fairfield, GO
          4.500%, 01/01/16                   1,690,000       1,724,476
      Fairfield, GO
          5.000%, 01/01/18                   1,100,000       1,210,165
      Fairfield, Series A, GO
          5.000%, 04/01/22                   2,200,000       2,253,372
      Farmington, GO
          5.000%, 09/15/19                     820,000         862,164
      Hamden, GO
          5.000%, 08/15/06
          Insured: MBIA                      3,750,000       4,008,150
      Hamden, GO
          Pre-refunded 08/15/06
          5.500%, 08/15/14
          Insured: MBIA                        500,000         544,725
      Hartford, GO
          5.700%, 10/01/12
          Insured: FGIC                        500,000         538,870
      Hartford, GO
          5.750%, 10/01/13
          Insured: FGIC                      1,000,000       1,078,440
      Hartford, GO
          4.750%, 12/01/15
          Insured: FSA                       2,065,000       2,179,277
      Hartford County
          Metropolitan District, GO
          6.700%, 10/01/09                     250,000         296,630
      Hartford County
          Metropolitan District, GO
          5.000%, 04/01/19                   1,205,000       1,264,696
      Monroe, GO
          5.625%, 04/15/14
          Insured: FGIC                        580,000         622,044
      Montville, GO
          5.300%, 12/01/09                     370,000         414,389
      New Canaan, GO
          4.500%, 11/01/08                   1,330,000       1,429,870
      New Canaan, GO
          4.750%, 02/01/18                     500,000         540,150


                      See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited) Columbia Connecticut Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   CONNECTICUT - (CONTINUED)
      New Haven, GO
          5.375%, 02/15/11
          Insured: FGIC                      1,500,000       1,620,345
      New Haven, Series A, GO
          5.250%, 11/01/16
          Insured: FGIC                      2,000,000       2,171,560
      New Haven, Series B, GO
          5.000%, 11/01/10
          Insured: FGIC                      1,000,000       1,092,830
      New Haven, Series B, GO
          5.375%, 11/01/12
          Insured: FGIC                      1,000,000       1,108,770
      New Haven, Series B, GO
          5.750%, 11/01/19
          Insured: FSA                       2,575,000       2,942,762
      New Haven, Series C, GO
          5.000%, 11/01/18
          Insured: MBIA                      2,000,000       2,087,640
      New London, Series C, GO
          5.000%, 02/01/17
          Insured: Ambac                     1,290,000       1,363,891
      New Milford, GO
          5.500%, 08/01/08                     250,000         278,360
      New Milford, GO
          5.000%, 01/15/16
          Insured: Ambac                     1,025,000       1,108,056
      Norwalk, GO
          4.000%, 07/15/09                   1,000,000       1,049,280
      Ridgefield, Lot A, GO
          5.000%, 03/01/12                   1,725,000       1,877,714
      Seymour, Lot B, GO
          5.250%, 08/01/15
          Insured: MBIA                      1,100,000       1,184,227
      Stamford, GO
          5.250%, 07/15/12                   1,000,000       1,106,640
      Stamford, GO
          5.000%, 08/15/19                   1,000,000       1,041,270
      Stamford, Series B, GO
          5.250%, 08/15/16                   1,125,000       1,243,103
      Stamford, Series B, GO
          5.250%, 08/15/17                   1,650,000       1,828,299
      Torrington, GO
          5.125%, 09/15/12
          Insured: FGIC                      1,300,000       1,390,922
      University of Connecticut
          Series A
          5.000%, 04/01/10                   1,085,000       1,185,558
      University of Connecticut
          Series A
          5.000%, 01/15/12
          Insured: MBIA                      4,000,000       4,344,640
      University of Connecticut
          Series A
          5.375%, 04/01/13                   1,000,000       1,113,170


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      University of Connecticut
          Series A
          5.250%, 04/01/14
          Insured: MBIA                      1,000,000       1,093,960
      University of Connecticut
          Series A, GO
          5.375%, 03/01/19
          Insured: FGIC                      2,000,000       2,134,080
      University of Connecticut
          Student Fee, Series A
          5.250%, 05/15/14                   1,185,000       1,285,050
      West Hartford, GO
          6.000%, 05/01/07                     100,000         110,707
      West Hartford, GO
          5.000%, 07/15/11                   2,345,000       2,568,197
      Westport, GO
          5.375%, 08/15/14                     550,000         614,664
      Westport, GO
          5.375%, 08/15/15                   1,550,000       1,732,234
      Westport, GO
          5.000%, 12/01/16                   1,155,000       1,268,467
      Westport, GO
          5.000%, 07/15/18                   1,890,000       2,087,297
      Westport, GO
          5.000%, 08/15/18                   1,200,000       1,276,656
      Windham, GO
          5.000%, 06/15/15
          Insured: MBIA                        785,000         846,112
                                                           -----------
                                     Connecticut Total     171,555,726

   OHIO - 0.4%
      Hamilton County
          Sales Tax Revenue, Series B
          (a) 12/01/28
          Insured: Ambac                     3,000,000         788,010
                                                           -----------
                                            Ohio Total         788,010
   PUERTO RICO - 13.9%
      Puerto Rico Commonwealth, GO
          5.250%, 07/01/10
          Insured: FSA                       1,250,000       1,389,425
      Puerto Rico Commonwealth, GO
          (a) 07/01/14
          Insured: MBIA-IBC                  4,500,000       2,919,555
      Puerto Rico Commonwealth, GO
          6.000%, 07/01/16
          Insured: MBIA                      1,000,000       1,174,250
      Puerto Rico Commonwealth, GO
          Series A
          5.500%, 07/01/20
          Insured: FGIC                      3,000,000       3,360,210
      Puerto Rico Commonwealth Electric
          Power Authority Revenue
          5.250%, 07/01/19
          Insured: MBIA                      2,000,000       2,184,260


                      See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited) Columbia Connecticut Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   PUERTO RICO - (CONTINUED)
      Puerto Rico Commonwealth Highway
          & Transportation Authority
          Infrastructure BK
          5.250%, 07/01/14
          Insured: MBIA                      2,615,000       2,826,710
      Puerto Rico Commonwealth Highway
          & Transportation Authority
          Series E
          5.500%, 07/01/17
          Insured: FSA                       1,870,000       2,107,808
      Puerto Rico Commonwealth
          Infrastructure Financing
          Authority, Series A
          5.250%, 07/01/10
          Insured: Ambac                     2,500,000       2,744,375
      Puerto Rico Commonwealth
          Infrastructure Financing Authority
          Series A
          5.500%, 10/01/40                   1,000,000       1,069,040
      Puerto Rico Commonwealth
          Public Improvement, GO
          5.250%, 07/01/15
          Insured: MBIA-IBC                  3,000,000       3,320,700
      Puerto Rico Industrial
          Tourist Educational,
          Medical & Environmental
          Control Facilities
          Inter-American University, Series A
          5.250%, 10/01/12                     725,000         787,973
      Puerto Rico Industrial
          Tourist Educational,
          Medical & Environmental
          Control Facilities
          Inter-American University, Series A
          5.375%, 10/01/13                     975,000       1,067,303
      Puerto Rico Industrial
          Tourist Educational,
          Medical & Environmental
          Control Facilities
          Inter-American University, Series A
          5.500%, 10/01/14                     650,000         717,230
      Puerto Rico Municipal Finance Agency
          Series A
          5.750%, 08/01/12
          Insured: FSA                       1,500,000       1,682,415
      Puerto Rico Municipal Finance Agency
          Series A
          5.500%, 07/01/17
          Insured: FSA                       1,000,000       1,096,480
                                                           -----------
                                     Puerto Rico Total      28,447,734
                                                           -----------
                            TOTAL MUNICIPAL SECURITIES
                                (Cost of $193,617,022)     200,791,470


                                              SHARES        VALUE ($)
                                             ---------     -----------
INVESTMENT COMPANIES - 1.3%

      Dreyfus Tax-Exempt Cash
          Management Fund                      219,204         219,204
      Federated Tax-Free
          Obligations Fund                   2,466,372       2,466,372
                                                           -----------
                            TOTAL INVESTMENT COMPANIES
                                  (Cost of $2,685,576)       2,685,576


                             TOTAL INVESTMENTS - 99.6%
                            (COST OF $196,302,598) (b)     203,477,046

                OTHER ASSETS & LIABILITIES, NET - 0.4%         732,292

                                   NET ASSETS - 100.0%     204,209,338

NOTES TO INVESTMENT PORTFOLIO:
(a)  Zero coupon bond.
(b)  Cost for federal income tax purposes is $196,105,949.

         ACRONYM                      NAME
         -------                      ----
          Ambac       American Municipal Bond Assurance Corp.
           COP           Certificates of Participation
          FGIC          Federal Guaranty Insurance Corp.
          FSA           Financial Security Assurance Co.
           GO                  General Obligation
          HEFA       Health & Educational Facilities Authority
           HFA               Housing Finance Authority
          MBIA           Municipal Bond Insurance Association
        MBIA-IBC         MBIA Insured Bond Certificates
          PCR                Pollution Control Revenue
         SP OB                 Special Obligation
          TCRS            Transferable Custodial Receipts


                      See Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
April 30, 2004 (unaudited)     Columbia Florida Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - 95.6%

   FLORIDA - 90.8%
      Boca Raton
          Water & Sewer Improvement
          5.000%, 10/01/08                   1,000,000       1,095,630
      Brevard County
          Constitutional Fuel Tax Revenue
          6.000%, 08/01/14
          Insured: FSA                       1,195,000       1,360,531
      Broward County
          Education Facilities Authority
          Nova Southeastern University
          Series B
          5.250%, 04/01/17                     610,000         618,449
      Broward County, Series A, GO
          5.250%, 01/01/14                   1,025,000       1,104,673
      Broward County, Series B, GO
          5.000%, 01/01/07                   1,000,000       1,070,560
      Collier County, School Board, COP
          5.000%, 02/15/13
          Insured: FSA                       1,500,000       1,606,845
      Dade County, School Board, COP
          Series B
          Pre-refunded 08/01/06
          5.700%, 08/01/16
          Insured: Ambac                     1,000,000       1,092,500
      Dade County, School District, GO
          6.000%, 07/15/06
          Insured: MBIA                      1,000,000       1,087,070
      Dade County, Water & Sewer System
          6.250%, 10/01/06
          Insured: FGIC                      1,000,000       1,099,120
      Escambia County Health Facilities
          Authority, Ascension Health
          Credit, Series A
          5.250%, 11/15/14                   1,000,000       1,065,850
      Escambia County Pollution Control
          International Paper Co., Series A
          4.700%, 04/01/15                     500,000         499,135
      Florida Municipal Loan
          Council Revenue
          Series A
          5.500%, 05/01/13
          Insured: MBIA                      1,000,000       1,106,760
      Florida State Board of Education
          Capital Outlay, Public Education
          Series A, GO
          5.750%, 06/01/13                   1,000,000       1,117,080
      Florida State Board of Education
          Capital Outlay, Public Education
          Series C, GO
          5.250%, 06/01/08
          Insured: FGIC                      1,500,000       1,648,050
      Florida State Board of Education
          Lottery Revenue, Series A
          5.500%, 07/01/12
          Insured: FGIC                      1,000,000       1,118,000


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Florida State Department of General
          Services, Division of Facilities
          Management Revenue
          Florida Facilities Pool
          Series A
          5.250%, 09/01/15
          Insured: FSA                       1,515,000       1,664,394
      Florida State Division of Bond Finance
          Department of Environmental
          Protection Preservation
          Series 2000-A
          5.500%, 07/01/12
          Insured: MBIA                      1,000,000       1,085,730
      Florida State Division of Bond Finance
          Department of Environmental
          Protection Preservation
          Series 2000-B
          5.500%, 07/01/08
          Insured: FSA                       2,000,000       2,220,180
      Florida State Government
          Utilities Authority
          Lehigh Utilities Systems
          5.000%, 10/01/17
          Insured: Ambac                     1,180,000       1,240,581
      Florida State Jacksonville
          Transportation
          Senior Lien, GO
          6.000%, 07/01/08                   1,100,000       1,225,312
      Florida WPC Financing Co.
          5.000%, 01/15/08                   1,000,000       1,084,730
      Florida WPC Financing Co.
          5.500%, 01/15/13                   1,390,000       1,523,537
      FSU Financial Assistance
          Education and Athletic
          Facilities Improvement
          5.000%, 10/01/11
          Insured: Ambac                     1,000,000       1,087,700
      Gulf Breeze, Series C
          5.000%, 12/01/15
          Insured: FGIC                      1,000,000       1,061,440
      Hillsborough County, Industrial
          Development Authority
          Hospital Revenue
          Tampa General Hospital Project
          Series A
          5.000%, 10/01/18                   1,000,000       1,001,450
      Hillsborough County School District
          Sales Tax Revenue
          5.375%, 10/01/13
          Insured: MBIA                      1,060,000       1,160,350
      Hillsborough County Utilities Lien
          5.250%, 08/01/07
          Insured: Ambac                     1,000,000       1,089,610
      Holly Hill Water & Sewer
          5.000%, 10/01/15
          Insured: MBIA                        745,000         788,501


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)     Columbia Florida Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   FLORIDA - (CONTINUED)
      Jacksonville Sales Tax Revenue
          5.500%, 10/01/12
          Insured: FGIC                      1,000,000       1,118,960
      Lee County School Board, COP
          Series A
          5.000%, 08/01/16
          Insured: FSA                       1,000,000       1,056,040
      Lee County, Series A
          5.750%, 10/01/11
          Insured: MBIA                      1,000,000       1,138,170
      Lee County Transportation Facilities
          Series A
          5.250%, 10/01/06
          Insured: Ambac                     1,000,000       1,076,860
      Lee Memorial Health System
          Hospital, Series A
          5.750%, 04/01/15
          Insured: FSA                       1,000,000       1,099,940
      Miami-Dade County
          Educational Facilities Authority
          University of Miami
          Series A
          5.000%, 04/01/15
          Insured: Ambac                     1,000,000       1,063,490
      Miami-Dade County
          Educational Facilities Authority
          School Board, Series A
          5.500%, 05/01/10
          Insured: MBIA                      2,000,000       2,237,140
      Miami-Dade County
          Water & Sewer Revenue
          5.000%, 10/01/12
          Insured: MBIA                      1,500,000       1,622,655
      Orlando Utilities Commission
          Water & Electric, Series C
          5.250%, 10/01/16                   1,500,000       1,606,275
      Osceola County Tourist Development
          Tax Revenue, Series A
          5.500%, 10/01/14
          Insured: FGIC                      1,555,000       1,715,834
      Osceola County Transportation
          Refunding and Improvement
          Parkway Project
          5.000%, 04/01/18
          Insured: MBIA                      1,000,000       1,046,950
      Palm Beach County
          Criminal Justice Facilities
          5.375%, 06/01/09
          Insured: FGIC                      1,500,000       1,665,135
      Pasco County Sales Tax Revenue
          5.000%, 12/01/16
          Insured: Ambac                     1,240,000       1,312,552
      Port St. Lucie Utility Revenue
          5.000%, 09/01/17
          Insured: MBIA                        920,000         966,874


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Reedy Creek, Improvement District
          Series 1
          5.250%, 10/01/15
          Insured: MBIA                      1,490,000       1,617,872
      Reedy Creek Improvement District
          Series A
          5.000%, 07/01/17
          Insured: MBIA                      1,000,000       1,053,530
      Seacoast Utility Authority
          Water & Sewer Utility Systems
          5.000%, 03/01/08
          Insured: FGIC                      1,000,000       1,085,030
      Seminole County Sales Tax Revenue
          5.375%, 10/01/13
          Insured: FGIC                      1,295,000       1,417,947
      South Broward Hospital District
          Series A
          5.250%, 05/01/13
          Insured: MBIA                      1,500,000       1,631,955
      St. Petersburg Health Facilities
          Authority, All Childrens Hospital
          5.500%, 11/15/14
          Insured: Ambac                     1,720,000       1,873,906
      Tampa Water & Sewer, Series B
          5.000%, 07/01/10                   1,000,000       1,092,400
      Winter Park Water & Sewer
          5.250%, 12/01/14
          Insured: Ambac                     1,405,000       1,522,472
                                                           -----------
                                         Florida Total      62,945,755

   PUERTO RICO - 4.8%
      Puerto Rico Commonwealth
          Series CE, GO
          5.000%, 07/01/28
          Insured: MBIA                      1,000,000       1,084,740
      Puerto Rico Commonwealth Highway
          and Transportation Authority
          Series AA
          5.000%, 07/01/10
          Insured: FGIC                      1,000,000       1,097,660
      Puerto Rico Municipal Finance Agency
          Series B, GO
          5.500%, 08/01/09
          Insured: FSA                       1,000,000       1,122,990
                                                           -----------
                                     Puerto Rico Total       3,305,390
                                                           -----------
                            TOTAL MUNICIPAL SECURITIES
                                 (Cost of $64,568,900)      66,251,145


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)     Columbia Florida Intermediate Municipal Bond Fund

                                              SHARES        VALUE ($)
                                             ---------     -----------
INVESTMENT COMPANIES - 0.8%

      Dreyfus Tax-Exempt Cash
          Management Fund                      538,065         538,065
      Federated Tax-Free
          Obligations Fund                      13,615          13,615
                                                           -----------
                            TOTAL INVESTMENT COMPANIES
                                    (Cost of $551,680)         551,680

                                              PAR ($)
                                             ---------
SHORT-TERM OBLIGATION - 1.2%

VARIABLE RATE DEMAND NOTE (a) - 1.2%
      Illinois Health Facilities Authority
          OSF Health Care System
          1.100%, 11/15/27                     800,000         800,000
                                                           -----------
                       Variable Rate Demand Note Total         800,000
                                                           -----------
                           TOTAL SHORT-TERM OBLIGATION
                                    (Cost of $800,000)         800,000

                             TOTAL INVESTMENTS - 97.6%
                             (COST OF $65,920,580) (b)      67,602,825

                OTHER ASSETS & LIABILITIES, NET - 2.4%       1,663,380

                                   NET ASSETS - 100.0%      69,266,205

NOTES TO INVESTMENT PORTFOLIO:

(a) Variable rate demand note. This security is payable upon demand and is secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflects the rate as of April 30, 2004.
(b)  Cost for federal income tax purposes is $65,920,380.

           ACRONYM                             NAME
           -------                             ----
            Ambac             American Municipal Bond Assurance Corp.
             COP                   Certificates of Participation
            FGIC                 Federal Guaranty Insurance Corp.
             FSA                 Financial Security Assurance Co.
             GO                         General Obligation
            MBIA               Municipal Bond Insurance Association
             WPC                       Water Pollution Control


                       See Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
April 30, 2004 (unaudited)            Columbia Intermediate Tax-Exempt Bond Fund


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - 98.2%

   ALABAMA - 0.4%
      Birmingham, Series A, GO
          5.25%, 05/01/17                    2,000,000       2,134,120
                                                           -----------
                                         Alabama Total       2,134,120

   ARIZONA - 2.0%
      Arizona State COP, Series B
          5.375%, 09/01/08
          Insured: FSA                       2,000,000       2,207,980
      Central Arizona Water Conservation
          District Contract Revenue
          Central Arizona Project, Series A
          5.500%, 11/01/08                     250,000         278,180
      Maricopa County Hospital Revenue,
          Samaritan Health Services
          7.625%, 01/01/08                   1,345,000       1,476,111
      Maricopa County School District No. 4
          Mesa University, Series A, GO
          Pre-refunded 07/01/05
          5.650%, 07/01/11
          Insured: FGIC                        750,000         801,495
      Maricopa County Unified School
          District No. 097
          Deer Valley, Series A, GO
          6.250%, 07/01/06
          Insured: MBIA                      1,750,000       1,909,022
      Maricopa County Unified School
          District No. 69
          Paradise Valley
          6.350%, 07/01/10
          Insured: MBIA                        500,000         581,920
      Phoenix Civic Improvement
          Wastewater System Revenue
          Junior Lien
          5.250%, 07/01/08
          Insured: FGIC                      1,130,000       1,240,989
      Salt River Project, Agricultural
          Improvement & Power District
          Electric System Revenue
          Salt River Project, Series C
          5.000%, 01/01/12                   1,000,000       1,081,900
      Tempe High School District
          No. 213, GO
          7.000%, 07/01/08
          Insured: FGIC                        500,000         581,645
      University of Arizona, COP, Series A
          5.500%, 06/01/15
          Insured: Ambac                       500,000         545,070
                                                           -----------
                                         Arizona Total      10,704,312

   CALIFORNIA - 4.0%
      California Health Care Facilities
          Financing Authority, Catholic
          Healthcare West, Series H
          4.450%, 07/01/26                   1,100,000       1,103,630


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      California State Department of Water
          Resources, Center Valley Project
          Series X
          5.500%, 12/01/15
          Insured: FGIC                      1,000,000       1,118,260
      California State Department of Water
          Resources, Power Supply Revenue
          Series A
          5.250%, 05/01/10
          Insured: MBIA                      5,000,000       5,515,550
      California State, GO
          5.000%, 04/01/11                   2,000,000       2,118,540
      California State, GO
          5.250%, 11/01/18                   1,000,000       1,029,400
      California State, GO
          5.000%, 02/01/20                     750,000         745,095
      California State HFA, Home
          Mortgage Revenue
          Series K
          5.950%, 08/01/10
          Insured: MBIA                      1,830,000       1,926,148
      California State Public Works Board
          Lease Revenue, Department of
          Corrections, Series C
          5.500%, 06/01/18                   1,500,000       1,565,790
      California Statewide Communities
          Development Authority Revenue
          Kaiser Permanente, Series I
          3.450%, 04/01/35                   1,000,000         959,840
      Carlsbad Unified School District
          Series 1997
          (a) 11/01/14
          Insured: FGIC                        300,000         185,688
      Corona-Norco Unified School District
          Series C, GO
          (a) 09/01/16
          Insured: FGIC                      1,000,000         554,350
      Los Angeles County, Metropolitan
          Transportation Authority, Sales Tax
          Revenue, Proposition C, Series A
          5.700%, 07/01/12
          Insured: Ambac                     1,135,000       1,214,416
      Natomas Unified School District
          Series 1999, GO
          5.850%, 03/01/15
          Insured: MBIA                        250,000         285,975
      Oceanside Community Development
          Tax Allocation, Downtown
          Redevelopment Project
          5.200%, 09/01/17                   1,000,000         987,820
      San Bernardino County, COP Justice
          Center Airport Improvements
          Series A
          5.000%, 07/01/15
          Insured: MBIA                      1,000,000       1,065,170


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)            Columbia Intermediate Tax-Exempt Bond Fund


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   CALIFORNIA - (CONTINUED)
      Union Elementary School District
          Capital Appreciation
          Series A, GO
          (a) 09/01/20
          Insured: FGIC                      1,000,000         430,520
      Yuba City Unified School District
          Capital Appreciation, GO
          (a) 09/01/16
          Insured: FGIC                      1,960,000       1,086,526
                                                           -----------
                                      California Total      21,892,718


   COLORADO - 2.7%
      Adams County School District No. 012
          Series A, GO
          (a) 12/15/12
          Insured: MBIA State Aid
          Withholding                        1,300,000         895,622
      Colorado Department of
          Transportation, RAN
          5.500%, 06/15/15
          Insured: MBIA                      1,000,000       1,122,110
      Colorado Department of
          Transportation, RAN
          Pre-refunded 06/15/10
          6.000%, 06/15/12                   2,750,000       3,171,355
      Colorado Department of
          Transportation, RAN
          Pre-refunded 06/15/10
          6.000%, 06/15/15
          Insured: Ambac                     2,750,000       3,171,355
      Colorado Department of
          Transportation, RAN, Series B
          5.500%, 06/15/14
          Insured: MBIA                      3,000,000       3,352,950
      Colorado Public Highway
          Authority Revenue
          Series B,
          (a) 09/01/18
          Insured: MBIA                      1,500,000         730,725
      Denver City & County Airport
          Revenue, Series A
          5.500%, 11/15/25
          Insured: MBIA                      2,000,000       2,077,140
      Jefferson County School District No. R-001, GO
          5.500%, 12/15/06
          Insured: MBIA State Aid
          Withholding                          500,000         543,840
                                                           -----------
                                        Colorado Total      15,065,097

   CONNECTICUT - 1.5%
      Connecticut State HEFA
          Trinity College, Series F
          5.500%, 07/01/21
          Insured: MBIA                      1,000,000       1,116,100


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Connecticut State SP OB Revenue
          Transportation Infrastructure
          Series A
          5.375%, 10/01/17
          Insured: FSA                       1,000,000       1,120,170
      Connecticut State SP OB Revenue
          Transportation Infrastructure
          Series A
          5.625%, 12/01/19
          Insured: FGIC                      1,520,000       1,728,726
      Connecticut State SP OB Revenue
          Transportation Infrastructure
          Series B
          5.375%, 10/01/12
          Insured: FSA                       1,000,000       1,096,020
      Connecticut State SP OB Revenue
          Transportation Infrastructure
          Series B
          5.500%, 10/01/12
          Insured: MBIA                      2,750,000       3,005,805
                                                           -----------
                                     Connecticut Total       8,066,821

   DELAWARE - 0.2%
      Delaware State EDA Revenue
          Water Development, Wilmington
          Suburban, Series B
          6.450%, 12/01/07                   1,165,000       1,302,924
                                                           -----------
                                        Delaware Total       1,302,924

   DISTRICT OF COLUMBIA - 1.7%
      District of Columbia Revenue
          Georgetown University, Series A
          5.950%, 04/01/14
          Insured: MBIA                      1,000,000       1,118,350
      District of Columbia, Series A, GO
          5.875%, 06/01/05
          Insured: FSA                       2,000,000       2,095,000
      Metropolitan Area Transit Authority
          Gross Revenue
          6.000%, 07/01/07
          Insured: FGIC                        250,000         277,865
      Washington D.C. Convention Center
          Authority Dedicated Tax Revenue
          Senior Lien
          5.250%, 10/01/14
          Insured: Ambac                     5,620,000       5,986,593
                                                           -----------
                            District of Columbia Total       9,477,808

   FLORIDA - 2.9%
      Florida State Board of Education
          Lottery Revenue, Series A
          5.250%, 07/01/18
          Insured: FGIC                      2,675,000       2,859,468
      Florida State Department of
          Environmental Protection
          Preservation Revenue, Series A
          5.750%, 07/01/08
          Insured: FGIC                      2,900,000       3,246,463


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   FLORIDA - (continued)
      Hillsborough County IDA, PCR
          Tampa Electric Co.
          4.000%, 05/15/18                   1,000,000       1,013,600
      Hillsborough County School Board
          Master Lease Program
          COP, Series A
          5.500%, 07/01/14
          Insured: MBIA                      2,000,000       2,230,820
      Orange County Tourist Development
          Tax Revenue
          5.500%, 10/01/31
          Insured: Ambac                     3,000,000       3,117,120
      Tampa Utility Tax & Special Revenue
          6.000%, 10/01/08
          Insured: Ambac                     1,000,000       1,133,020
      Tallahassee Consolidated
          Utility Systems
          5.500%, 10/01/17
          Insured: FGIC                      1,900,000       2,130,565
                                                           -----------
                                         Florida Total      15,731,056

   GEORGIA - 6.1%
      Atlanta Airport Facilities Revenue
          6.500%, 01/01/07
          Insured: Ambac                     4,000,000       4,414,880
      Atlanta Airport Revenue, Series A
          5.500%, 01/01/22
          Insured: FGIC                      2,725,000       3,068,731
      Atlanta Water & Wastewater Revenue
          Series A
          5.000%, 11/01/38
          Insured: FGIC                      3,420,000       3,767,369
      Columbus Water & Sewer Revenue
          5.000%, 05/01/10
          Insured: FSA                       1,000,000       1,088,710
      De Kalb County Water &
          Sewer Revenue
          6.250%, 10/01/06                   2,000,000       2,197,740
      Fulton De Kalb Hospital
          Authority Revenue
          5.250%, 01/01/16
          Insured: FSA                       1,000,000       1,076,090
      Georgia Municipal Electric Authority
          Power Revenue
          Series Y
          Pre-refunded Escrowed to Maturity
          6.400%, 01/01/13
          Insured: Ambac                       165,000         192,791
      Georgia Municipal Electric Authority
          Power Revenue, Series Y
          Un-refunded
          6.400%, 01/01/13
          Insured: Ambac                     4,250,000       4,939,562


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Georgia State, Series B, GO
          5.750%, 08/01/08                   1,000,000       1,121,290
      Georgia State, Series B, GO
          5.750%, 08/01/10                   2,000,000       2,273,240
      Georgia State, Series D, GO
          5.800%, 11/01/10                   3,000,000       3,426,660
      Georgia State, Series D, GO
          5.800%, 11/01/12                   4,000,000       4,504,800
      Metropolitan Atlanta Rapid
          Transportation Authority
          Sales Tax Revenue, Series A
          6.250%, 07/01/10
          Insured: MBIA                      1,000,000       1,156,750
                                                           -----------
                                         Georgia Total      33,228,613

   HAWAII - 0.9%
      Hawaii State, Series CU, GO
          5.750%, 10/01/08
          Insured: MBIA                      1,815,000       2,036,884
      Honolulu City & County, Series A, GO
          7.350%, 07/01/06                   1,000,000       1,111,180
      Honolulu City & County, Series A
          Pre-refunded Escrowed to Maturity
          6.000%, 11/01/10
          Insured: MBIA                        135,000         155,689
      Honolulu City & County, Series A
          Un-refunded
          6.000%, 11/01/10
          Insured: MBIA                        365,000         419,100
      University of Hawaii, System Revenue
          Series A
          5.500%, 07/15/14
          Insured: FGIC                      1,000,000       1,101,720
                                                           -----------
                                          Hawaii Total       4,824,573

   ILLINOIS - 3.9%
      Chicago Board of Education, Chicago
          School Reform, GO
          6.250%, 12/01/12
          Insured: MBIA                      2,100,000       2,448,558
      Chicago Board of Education, GO
          5.600%, 12/01/18
          Insured: FGIC                      1,300,000       1,469,585
      Chicago O'Hare International Airport
          Revenue, Passenger Facilities
          Charge, Series A
          5.625%, 01/01/12
          Insured: Ambac                     3,000,000       3,210,330
      Chicago Project, Series C, GO
          5.750%, 01/01/13
          Insured: FGIC                        500,000         555,030
      Chicago Water Revenue
          6.500%, 11/01/09
          Insured: FGIC                      2,155,000       2,504,476
      Cook County, GO
          7.250%, 11/01/07
          Insured: MBIA                      1,000,000       1,091,720


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)           Columbia Intermediate Tax-Exempt Bond Fund


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   ILLINOIS - (CONTINUED)
      Illinois Educational Facilities Authority
          Wesleyan University
          5.650%, 09/01/26
          Insured: MBIA                      3,000,000       3,160,560
      Illinois State Dedicated Tax Capital
          Appreciation, Civic Center
          Series B
          (a) 12/15/17
          Insured: Ambac                     2,540,000       1,299,464
      Illinois State Sales Tax Revenue
          Second Series
          5.500%, 06/15/15
          Insured: FGIC                      1,000,000       1,110,780
      Kendall Kane County, Community
          Unit School District, No. 115
          Yorkville Capital Appreciation, GO
          (a) 01/01/17
          Insured: FGIC                      3,650,000       1,954,064
      Metropolitan Pier & Exposition
          Authority, Dedicated Tax
          Pre-refunded Escrowed to Maturity
          7.250%, 06/15/05                   1,160,000       1,235,539
      Metropolitan Pier & Exposition
          Authority, Dedicated Tax
          Pre-refunded Escrowed to Maturity
          7.250%, 06/15/05                   1,145,000       1,219,826
      Metropolitan Pier & Exposition
          Authority, Dedicated Tax
          Un-refunded
          7.250%, 06/15/05                      60,000          63,748
                                                           -----------
                                        Illinois Total      21,323,680

   INDIANA - 1.9%
      Indiana Bond Bank Revenue
          State Revolving Fund Program
          Series A
          5.375%, 02/01/13                   1,910,000       2,099,854
      Indiana State Toll Road
          Commission Revenue
          9.000%, 01/01/15                   2,240,000       3,061,005
      Indiana Transportation Finance
          Authority, Highway Revenue
          5.750%, 12/01/14                   2,485,000       2,764,140
      Indianapolis Local Public
          Improvement Bond Bank
          Series D
          6.500%, 02/01/06                   2,100,000       2,262,120
                                                           -----------
                                         Indiana Total      10,187,119

   IOWA - 0.2%
      Iowa Finance Authority, SFM
          Series F
          5.550%, 01/01/16
          Insured: GNMA/FNMA                 1,040,000       1,088,547
                                                           -----------
                                            Iowa Total       1,088,547


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
   KANSAS - 0.9%
      Kansas State Development Finance
          Authority Revenue
          Water Pollution Control
          5.500%, 05/01/14                   1,000,000       1,115,670
      Kansas State Department of
          Highway Transportation
          5.500%, 09/01/14                   1,575,000       1,774,742
      Shawnee County School District
          No. 437, Auburn-Washburn
          5.500%, 09/01/13
          Insured: FSA                       1,555,000       1,716,409
      Wyandotte County School District
          No. 204, Bonner Springs
          Series A
          6.375%, 09/01/11
          Insured: FSA                         500,000         586,440
                                                           -----------
                                          Kansas Total       5,193,261

   KENTUCKY - 0.2%
      Kentucky State Turnpike Authority
          Economic Development Revenue
          Revitalization Project, Series A
          5.500%, 07/01/13
          Insured: Ambac                     1,000,000       1,117,800
                                                           -----------
                                        Kentucky Total       1,117,800

   LOUISIANA - 0.4%
      Orleans La Levee District Trust
          Receipts, Series A
          5.950%, 11/01/07
          Insured: FSA                       2,200,000       2,405,260
                                                           -----------
                                       Louisiana Total       2,405,260

   MAINE - 1.0%
      Maine Governmental Facilities
          Authority Lease Rent Revenue
          5.625%, 10/01/19
          Insured: FSA                       1,000,000       1,096,000
      Maine Municipal Bond Bank Revenue
          Series A
          5.250%, 11/01/08
          Insured: FSA                         855,000         943,920
      Maine Municipal Bond Bank Revenue
          Series A
          5.375%, 11/01/16                     355,000         383,396
      Maine Municipal Bond Bank Revenue
          Series D
          5.700%, 11/01/21
          Insured: MBIA                      1,000,000       1,095,520
      Maine State Housing Authority
          Series C-1
          5.700%, 11/15/15                   1,705,000       1,792,313
                                                           -----------
                                           Maine Total       5,311,149


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   MARYLAND - 1.2%
      Maryland State & Local Facilities Loan
          Second Series, GO
          5.250%, 06/15/06                     500,000         535,305
      Maryland State Department of
          Transportation Revenue
          County Transportation
          5.500%, 02/01/15                   3,750,000       4,213,012
      Maryland State Health & Higher
          Educational Facilities Authority
          Johns Hopkins University
          6.000%, 07/01/10                   1,500,000       1,722,525
                                                           -----------
                                        Maryland Total       6,470,842

   MASSACHUSETTS - 9.4%
      Holyoke, Series A
          5.600%, 06/15/10
          Insured: FSA                       1,365,000       1,476,029
      Massachusetts Bay Transportation
          Authority Revenue, General
          Transportation Systems, Series A
          7.000%, 03/01/07                   2,250,000       2,529,964
      Massachusetts Bay Transportation
          Authority Revenue, General
          Transportation Systems, Series A
          5.500%, 03/01/12
          Insured: MBIA                      1,290,000       1,436,608
      Massachusetts Bay Transportation
          Authority Revenue, General
          Transportation Systems, Series A
          5.500%, 03/01/14
          Insured: MBIA                        750,000         833,602
      Massachusetts Bay Transportation
          Authority Revenue, General
          Transportation Systems, Series A
          7.000%, 03/01/21
          Insured: MBIA-IBC                  5,750,000       7,240,918
      Massachusetts Bay Transportation
          Authority Revenue, General
          Transportation Systems, Series C
          5.500%, 03/01/08                   1,000,000       1,099,700
      Massachusetts Bay Transportation
          Authority Revenue, Special
          Assessment, Series A
          5.750%, 07/01/14                   3,000,000       3,405,820
      Massachusetts Consumer Loan
          Series B
          5.125%, 06/01/12
          Insured: FGIC                      1,500,000       1,640,250
      Massachusetts State College Building
          Authority Project Revenue, Series A
          7.500%, 05/01/14                     500,000         630,815
      Massachusetts State Construction Lien
          Series B, GO
          5.250%, 06/01/17                   1,500,000       1,653,615


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Massachusetts State Construction Lien
          Series C, GO
          5.375%, 12/01/16                   3,000,000       3,343,710
      Massachusetts State Construction Lien
          Series C, GO
          5.250%, 08/01/17                   1,775,000       1,914,053
      Massachusetts State Federal
          Highway, Grant Anticipation Notes
          Series A
          5.750%, 06/15/13                     350,000         389,686
      Massachusetts State, GO
          5.500%, 10/01/17                   5,000,000       5,520,650
      Massachusetts State HEFA
          Daughters of Charity/Carney
          Hospital, Series D
          6.000%, 07/01/09                   1,000,000       1,059,130
      Massachusetts State HEFA
          Partners Healthcare Systems
          Series A
          5.250%, 07/01/14
          Insured: MBIA                      2,600,000       2,733,718
      Massachusetts State HEFA
          Partners Healthcare Systems
          Series C
          6.000%, 07/01/14                   1,000,000       1,109,930
      Massachusetts State HEFA
          Partners Healthcare Systems
          Series A
          5.375%, 07/01/17
          Insured: MBIA                      2,000,000       2,115,160
      Massachusetts State HEFA
          Partners Healthcare Systems
          Series C
          6.000%, 07/01/17                   1,250,000       1,367,988
      Massachusetts State HFA
          Multi-Family Housing Project
          Series A
          5.600%, 07/01/07
          Insured: MBIA                        475,000         498,446
      Massachusetts State HFA
          Multi-Family Housing Project
          Series A
          5.700%, 07/01/08
          Insured: MBIA                        475,000         497,468
      Massachusetts State IFA
          Assumption College Issue
          5.875%, 07/01/11
          Insured: Connie Lee                1,090,000       1,202,553
      Massachusetts State IFA,
          Solid Waste Disposal Revenue
          Peabody Monofill Associates
          Inc. Project
          9.000%, 09/01/05                      30,000          30,859
      Massachusetts State IFA
          Tufts University, Series H
          5.500%, 02/15/12
          Insured: MBIA                      2,000,000       2,229,600


                       See Notes to Financial Statements.

________________________________________________________________________________
April 30, 2004 (unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   MASSACHUSETTS - (CONTINUED)
      Massachusetts State Water Pollution
          Abatement Trust, Massachusetts
          Water Resource Authority Program
          Series A
          6.000%, 08/01/19                   2,500,000       2,916,475
      Massachusetts State Water Pollution
          Abatement Trust, New Bedford
          Series A
          Pre-refunded 02/01/06
          5.600%, 02/01/10                   1,175,000       1,262,902
      Massachusetts State Water Resource
          Authority, Series B
          5.500%, 08/01/15
          Insured: FSA                       1,000,000       1,108,920
                                                           -----------
                                   Massachusetts Total      51,248,569

   MICHIGAN - 2.8%
      Berkley City School District, GO
          7.000%, 01/01/09
          Insured: FGIC - QSBLF                500,000         585,560
      Detroit City School District, School
          Building & Site Improvement
          Series B
          Insured: FGIC - QSBLF
          5.250%, 05/01/14                   2,000,000       2,168,560
      Michigan Public Power Agency
          Revenue, Belle River Project
          Series A
          5.250%, 01/01/16
          Insured: MBIA                      1,000,000       1,090,230
      Michigan State, GO
          5.500%, 12/01/15                   1,250,000       1,405,150
      Michigan State Building Authority
          Revenue, Facilities Program
          Series II
          5.000%, 10/15/17
          Insured: MBIA                      1,000,000       1,045,210
      Michigan State Strategic Fund Ltd.
          Obligation Revenue
          NSF International Project
          5.000%, 08/01/13                     820,000         851,012
      Michigan State Trunk Line Revenue
          Series A
          5.250%, 11/01/10                   1,500,000       1,660,035
      Michigan State Trunk Line Revenue
          Series A
          5.500%, 11/01/16                   2,000,000       2,242,600
      Michigan State Underground Storage
          Tank Financial Assurance Authority
          Series I
          6.000%, 05/01/05
          Insured: Ambac                     4,000,000       4,185,040
                                                           -----------
                                        Michigan Total      15,233,397


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
   MINNESOTA - 1.1%
      Elk River ISD No. 728
          Series A, GO
          5.000%, 02/01/17
          Insured: MBIA                      2,000,000       2,080,320
      Minnesota State, GO
          5.500%, 11/01/13                   1,000,000       1,096,650
      Northern Municipal Power Agency
          Electric System
          5.250%, 01/01/12
          Insured: FSA                       2,490,000       2,686,859
                                                           -----------
                                       Minnesota Total       5,863,829

   MISSISSIPPI - 1.2%
      Mississippi State Highway
          Authority Revenue Four Lane
          Highway Project
          5.250%, 06/01/06                   2,000,000       2,135,940
      Mississippi State, Series A, GO
          5.250%, 11/01/14                   1,000,000       1,099,140
      Mississippi State, Series A, GO
          5.500%, 12/01/14                   3,000,000       3,363,150
                                                           -----------
                                     Mississippi Total       6,598,230
   MISSOURI - 0.8%
      Missouri State Development Finance
          Board, Midtown Redevelopment
          Project, Series 2000 A
          6.000%, 04/01/14                   2,000,000       2,263,240
      Missouri State HEFA
          St. Louis University
          5.500%, 10/01/16                   1,000,000       1,114,500
      Missouri State HEFA
          Washington University, Series A
          5.500%, 06/15/16                   1,000,000       1,123,490
                                                           -----------
                                        Missouri Total       4,501,230

   NEVADA - 1.4%
      Clark County School District
          Series A, GO
          Pre-refunded 06/15/10
          6.000%, 06/15/16
          Insured: MBIA                        635,000         729,691
      Nevada State Capital Improvement &
          Cultural Affairs
          Series A, GO
          5.500%, 02/01/11                   1,000,000       1,100,920
      Nevada State Capital Improvement &
          Cultural Affairs
          Series A, GO
          5.500%, 02/01/18                   1,500,000       1,625,175
      Nevada State Highway Improvement
          Revenue, Motor Vehicle Fuel Tax
          Series A
          5.000%, 12/01/06                   1,000,000       1,072,500


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   NEVADA - (CONTINUED)
      Nevada State, Projects 66 & 67
          Series A, GO
          5.000%, 05/15/28
          Insured: FGIC                      3,000,000       3,002,310
                                                           -----------
                                          Nevada Total       7,530,596

   NEW HAMPSHIRE - 0.5%
      New Hampshire Municipal Bond
          Bank, Series B
          5.250%, 08/15/11
          Insured: FSA                         750,000         836,655
      New Hampshire State Business Finance
          Authority, PCR, Public Service Co.
          Project, N.H. Project, Series C
          5.450%, 05/01/21
          Insured: MBIA                      1,500,000       1,597,215
      New Hampshire State, HFA
          SFM Project, Series B
          5.850%, 07/01/10
          Insured: FSA                         565,000         576,955
                                                           -----------
                                   New Hampshire Total       3,010,825

   NEW JERSEY - 4.7%
      Bergen County Utility Authority
          Series A
          6.250%, 06/15/06
          Insured: FGIC                      2,000,000       2,177,460
      New Jersey EDA School Facilities
          Series A
          5.500%, 06/15/13
          Insured: Ambac                     1,000,000       1,117,500
      New Jersey Health Care Facilities
          Financing Authority
          AHS Hospital Corp., Series A
          6.000%, 07/01/12
          Insured: Ambac                     1,500,000       1,721,295
      New Jersey State EDA Revenue
          Public Schools Small Project
          Loan Program
          5.000%, 08/15/12                   3,000,000       3,258,720
      New Jersey State Transportation Trust
          Fund Authority, Transportation
          System, Series A
          5.625%, 06/15/14                   2,000,000       2,236,480
      New Jersey State Transportation Trust
          Fund Authority, Transportation
          System, Series A
          5.500%, 12/15/15
          Insured: Ambac                     3,260,000       3,640,116
      New Jersey State Transportation Trust
          Fund Authority, Transportation
          System, Series C
          5.500%, 12/15/18
          Insured: FSA                       2,000,000       2,221,600


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      New Jersey State Transportation Trust
          Fund Authority, Transportation
          System
          Un-refunded
          6.500%, 06/15/10
          Insured: MBIA                      1,000,000       1,169,280
      New Jersey State Turnpike Authority
          Revenue, Series A
          6.000%, 01/01/13
          Insured: MBIA                      1,200,000       1,380,936
      New Jersey State Turnpike Authority
          Revenue, Series A
          Pre-refunded Escrowed to Maturity
          6.000%, 01/01/11
          Insured: MBIA                        875,000       1,005,751
      New Jersey State Turnpike Authority
          Revenue, Series A
          Un-refunded
          6.000%, 01/01/11
          Insured: MBIA                      2,125,000       2,433,019
      New Jersey State Turnpike Authority
          Revenue, Series A
          5.750%, 01/01/19
          Insured: MBIA                      3,000,000       3,316,620
                                                           -----------
                                      New Jersey Total      25,678,777

   NEW MEXICO - 0.7%
      Dona Ana County Gross Receipt
          Tax Revenue
          5.500%, 06/01/16
          Insured: Ambac                       750,000         838,620
      Farmington Hospital Revenue
          San Juan Regional Medical Center
          Series A
          5.125%, 06/01/18                     500,000         510,845
      New Mexico Mortgage Finance
          Authority, SFM, Series B-3
          5.500%, 07/01/28
          Insured: GNMA/FNMA/FHLMC             885,000         902,612
      Santa Fe Gross Receipts Tax Revenue
          Series A
          6.500%, 06/01/06
          Insured: Ambac                     1,555,000       1,697,905
                                                           -----------
                                      New Mexico Total       3,949,982

   NEW YORK - 11.0%
      Metropolitan Transportation Authority
          Revenue, Commuter Facilities
          Series A
          5.750%, 07/01/11
          Insured: FGIC                      1,000,000       1,120,730
      Metropolitan Transportation Authority
          Revenue, Commuter Facilities
          Series A
          5.500%, 07/01/15
          Insured: FSA                       1,530,000       1,722,459


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   NEW YORK - (CONTINUED)
      Metropolitan Transportation Authority
          Revenue, Dedicated Tax Fund
          Series A
          5.250%, 11/15/17
          Insured: FGIC                      4,000,000       4,391,240
      Metropolitan Transportation Authority
          Revenue, Dedicated Tax Fund
          Series C-1
          5.250%, 07/01/17
          Insured: FGIC                      2,165,000       2,393,624
      Metropolitan Transportation Authority
          Revenue, Service Contract
          Commuter Facilities, Series O
          5.500%, 07/01/17                   1,000,000       1,127,170
      Metro Transportation Authority
          Transportation Facilities Revenue
          Service Contract, Series R
          5.500%, 07/01/14                   1,740,000       1,928,581
      New York City, Series A
          7.000%, 08/01/06                     850,000         937,771
      New York City, Series A, GO
          6.250%, 08/01/09                   3,050,000       3,328,008
      New York City, Series D, GO
          5.625%, 06/01/14                   2,500,000       2,699,325
      New York City, Series E, GO
          5.625%, 08/01/15
          Insured: MBIA-IBC                  1,000,000       1,099,910
      New York City, Series F, GO
          5.750%, 02/01/10                   2,390,000       2,585,604
      New York City, Series G, GO
          5.625%, 08/01/13
          Insured: MBIA-IBC                  2,500,000       2,775,025
      New York City, Series G, GO
          5.750%, 08/01/18                   1,000,000       1,073,180
      New York City, Series I, GO
          6.000%, 04/15/09                   1,000,000       1,091,590
      New York City Transitional Finance
          Authority Revenue, Series A
          5.500%, 11/15/16                   1,500,000       1,634,220
      New York State Dormitory Authority
          Revenue, City University System
          Series A
          5.625%, 07/01/16
          Insured: Ambac-TCRS                1,250,000       1,401,613
      New York State Dormitory Authority
          Revenue, Series B
          5.250%, 11/15/26
          Insured: Ambac                     1,000,000       1,085,790
      New York State Dormitory Authority
          Revenue, City University System
          5.625%, 07/01/06
          Insured: FGIC-TCRS                 5,000,000       5,617,250


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      New York State Dormitory Authority
          Revenue, City University System
          5.625%, 07/01/16
          Insured: FSA                         500,000         561,725
      New York State Dormitory Authority
          Revenue, Columbia University
          Series A
          5.250%, 07/01/20                   2,000,000       2,125,360
      New York State Dormitory Authority
          Revenue, School District Financing
          Series A
          5.250%, 10/01/12
          Insured: MBIA State Aid
          Withholding                        2,420,000       2,661,032
      New York State Dormitory Authority
          Revenue, State University
          Educational Facilities, Series A
          5.250%, 05/15/15
          Insured: FSA                       4,000,000       4,350,800
      New York State EFC, PCR, State Water
          Pre-refunded Escrowed to Maturity
          5.750%, 06/15/09
          Insured: POL CTL-SRF                  50,000          56,559
      New York State EFC, PCR, State Water
          Series A
          5.750%, 06/15/09
          Insured: POL CTL-SRF                 440,000         497,715
      New York State EFC, PCR, State Water
          Un-refunded
          5.750%, 06/15/09
          Insured: POL CTL-SRF                  10,000          11,284
      New York State EFC, PCR, State Water
          Series A
          Un-refunded
          6.300%, 05/15/05
          Insured: POL CTL-SRF                 270,000         282,574
      New York State HFA Revenue, Housing
          Project Mortgage, Series A
          5.800%, 11/01/09
          Insured: FSA                       1,610,000       1,685,541
      New York State Local Government
          Assistance Corp., Series C
          6.000%, 04/01/12                     150,000         171,312
      New York State Thruway Authority
          Second General Highway & Bridge
          Trust Fund, Series A
          5.250%, 04/01/12
          Insured: MBIA                      2,145,000       2,356,390
      New York State Thruway Authority
          Local Highway & Bridge
          5.375%, 04/01/18
          Insured: Ambac                     1,000,000       1,122,980
      New York State Urban Development
          Corp. Revenue
          5.750%, 04/01/11                     500,000         561,405


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)            Columbia Intermediate Tax-Exempt Bond Fund


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   NEW YORK - (CONTINUED)
      Triborough Bridge & Tunnel Authority
          General Purpose, Series B
          5.000%, 11/15/09                   2,000,000       2,184,120
      Triborough Bridge & Tunnel Authority
          General Purpose, Series B
          5.250%, 11/15/09
          Insured: MBIA-IBC                  3,000,000       3,294,360
                                                           -----------
                                        New York Total      59,936,247

   NORTH CAROLINA - 1.3%
      Charlotte Water & Sewer System
          Revenue, Series A
          5.000%, 07/01/09                   1,000,000       1,095,570
      North Carolina Eastern Municipal
          Power Agency, Power System
          Revenue, Series C
          5.500%, 01/01/07                     415,000         442,178
      North Carolina Eastern Municipal
          Power Agency, Power System
          Revenue, Series B
          6.125%, 01/01/09                   2,000,000       2,207,020
      North Carolina HFA
          Single Family Revenue, Series Y
          6.300%, 09/01/15                     500,000         512,085
      North Carolina State Public
          Improvement, Series A, GO
          5.250%, 03/01/12                   2,500,000       2,715,650
                                                           -----------
                                  North Carolina Total       6,972,503

   NORTH DAKOTA - 0.7%
      West Fargo Public School District
          No. 006, GO
          5.250%, 05/01/17
          Insured: FGIC                      3,600,000       3,823,452
                                                           -----------
                                    North Dakota Total       3,823,452

   OHIO - 4.6%
      Cleveland Waterworks Revenue
          First Mortgage, Series G
          5.500%, 01/01/13
          Insured: MBIA                        750,000         829,342
      Forest Hills School District, GO
          6.000%, 12/01/10
          Insured: MBIA                      1,460,000       1,684,314
      Green Springs Health Care Facilities
          Revenue, St. Francis Health Care
          Center, Series A
          7.000%, 05/15/04                      30,000          29,992
      Lakewood Hospital Improvement
          Revenue, Lakewood Hospital
          Association
          5.500%, 02/15/14                   1,400,000       1,490,062


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      London City School District, School
          Facilities Construction &
          Improvement, GO
          5.500%, 12/01/15
          Insured: FGIC                        375,000         410,685
      Marion City School District, School
          Facilities Construction &
          Improvement, GO
          6.500%, 12/01/14
          Insured: FSA                         500,000         602,200
      Ohio State Building Authority
          Adult Correctional Facilities
          Series A
          6.000%, 04/01/06
          Insured: Ambac                     1,000,000       1,078,080
      Ohio State Fresh Water Development
          Authority Revenue, Series B
          5.500%, 12/01/18
          Insured: FSA                       1,000,000       1,120,900
      Ohio State Higher Education Capital
          Facilities, Series B
          5.625%, 05/01/15                   1,000,000       1,127,650
      Ohio State Higher Education Capital
          Facilities, Series A
          5.125%, 02/01/09                   2,495,000       2,728,806
      Ohio State Infrastructure
          Improvement, Series A, GO
          5.750%, 02/01/11                   2,280,000       2,599,040
      Ohio State Infrastructure
          Improvement, GO
          5.750%, 02/01/16                   1,000,000       1,131,610
      Ohio State Turnpike Commission
          Turnpike Revenue, Series A
          6.000%, 02/15/06
          Insured: FSA                         500,000         535,745
      Ohio State Turnpike Commission
          Turnpike Revenue, Series A
          5.500%, 02/15/21
          Insured: FGIC                      2,000,000       2,216,280
      Ohio State Turnpike Commission
          Turnpike Revenue, Series A
          5.500%, 02/15/24
          Insured: FGIC                      1,000,000       1,090,060
      Ohio State Water Development
          Authority, PCR
          5.250%, 06/01/18                   5,535,000       5,892,893
      Strongsville, GO
          6.000%, 12/01/06                     500,000         532,505
                                                           -----------
                                            Ohio Total      25,100,164

   OKLAHOMA - 0.9%
      Enid Municipal Authority Sales Tax &
          Utilities Revenue
          5.500%, 02/01/06
          Insured: Ambac                     2,350,000       2,493,655
      Grand River Dam Authority Revenue
          Series A
          5.000%, 06/01/12
          Insured: FSA                       1,000,000       1,082,400


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   OKLAHOMA - (CONTINUED)
      Oklahoma Finance Authority Hospital
          Revenue, Duncan Regional Hospital
          Project, Series A
          5.000%, 12/01/15                   1,545,000       1,573,536
                                                           -----------
                                        Oklahoma Total       5,149,591

   OREGON - 1.1%
      Linn County Community School
          District No. 9, Lebanon, GO
          5.250%, 06/15/17
          Insured: MBIA                      1,120,000       1,189,933
      Oregon State Department of
          Transportation Highway Revenue
          5.750%, 11/15/15                   2,000,000       2,225,000
      Oregon State Department of
          Administrative Services Lottery
          Revenue, Series B
          5.250%, 04/01/15
          Insured: FSA                       1,000,000       1,067,670
      Portland Airport Way Urban Renewal
          & Redevelopment Tax Increment
          Series A
          6.000%, 06/15/15
          Insured: Ambac                       750,000         845,468
      Washington County, GO
          5.250%, 06/01/07                     825,000         896,313
                                                           -----------
                                          Oregon Total       6,224,384

   PENNSYLVANIA - 3.1%
      Delaware Valley Regional Finance
          Authority, Local Government
          Revenue, Series B
          5.600%, 07/01/17
          Insured: Ambac                     2,000,000       2,233,580
      Delaware Valley Regional Finance
          Authority, Local Government
          Revenue, Series B
          5.750%, 07/01/17                   2,000,000       2,256,880
      Elizabeth Forward School District
          Capital Appreciation, Series B, GO
          (a) 09/01/21
          Insured: MBIA State Aid
          Withholding                        2,210,000         910,653
      Pennsylvania State, GO
          5.000%, 02/01/09                   2,000,000       2,177,340
      Pennsylvania State, GO
          5.500%, 02/01/15                   2,500,000       2,794,800
      Pennsylvania State HEFA
          College & University Revenues
          Bryn Mawr College
          5.250%, 12/01/12
          Insured: Ambac                     1,500,000       1,648,680
      Pennsylvania State HFA, SFM
          Series 50-A
          6.000%, 10/01/13                   1,910,000       2,005,424


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Pennsylvania State Turnpike, Series S
          5.500%, 06/01/15                   1,000,000       1,096,570
      Philadelphia School District
          Series A, GO
          5.750%, 02/01/13
          Insured: FSA State Aid
          Withholding                        1,000,000       1,115,350
      Westmoreland County Capital
          Appreciation, GO
          (a) 12/01/18
          Insured: FGIC                      1,000,000         492,860
                                                           -----------
                                    Pennsylvania Total      16,732,137


   PUERTO RICO - 1.8%
      Puerto Rico Commonwealth Highway
          & Transportation, Series E
          5.500%, 07/01/12
          Insured: FSA                       1,000,000       1,124,730
      Puerto Rico Commonwealth Public
          Improvements, Series A
          5.500%, 07/01/16
          Insured: MBIA                      2,500,000       2,822,325
      Puerto Rico Commonwealth Public
          Improvements, Series C
          5.000%, 07/01/28
          Insured: MBIA                      1,000,000       1,084,740
      Puerto Rico Electric Power Authority
          Series BB
          6.000%, 07/01/12
          Insured: MBIA                      3,000,000       3,476,730
      Puerto Rico Electric Power Authority
          Series KK
          5.250%, 07/01/12
          Insured: FSA                       1,000,000       1,107,250
                                                           -----------
                                     Puerto Rico Total       9,615,775

   RHODE ISLAND - 0.8%
      Rhode Island HMFC
          Home Ownership Opportunity
          Series 19-A
          5.700%, 04/01/15                   2,495,000       2,599,865
      Rhode Island HMFC
          Higher Education, Johnson & Wales
          5.250%, 04/01/15
          Insured: XL Capital Assurance      1,500,000       1,602,300
                                                           -----------
                                    Rhode Island Total       4,202,165

   SOUTH CAROLINA - 1.4%
      Berkeley County School District
          Installment Lease Revenue
          Securing Assets for Education
          5.250%, 12/01/18                   1,000,000       1,027,240
      Charleston County School District, GO
          5.000%, 02/01/14
          Insured: South Carolina Schools
          Department of Education              850,000         899,733


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   SOUTH CAROLINA - (CONTINUED)
      Dorchester County School District
          No. 002, Installment Purpose
          Revenue, Growth Remedy
          Opportunity Tax Hike
          5.250%, 12/01/17                   2,000,000       2,078,980
      Greenville County School District
          Building Equity Sooner Tomorrow
          5.875%, 12/01/17                   1,000,000       1,097,820
      Piedmont Municipal Power Agency
          Electric Revenue
          6.125%, 01/01/07
          Insured: FGIC                        335,000         368,621
      Piedmont Municipal Power Agency
          Electric Revenue, Series A
          Un-refunded
          6.125%, 01/01/07
          Insured: FGIC                      2,015,000       2,203,503
                                                           -----------
                                  South Carolina Total       7,675,897

   TENNESSEE - 0.6%
      Metropolitan Government of Nashville
          & Davidson County, Water &
          Sewer Revenue, GO
          6.500%, 01/01/10
          Insured: FGIC                      2,750,000       3,192,228
                                                           -----------
                                       Tennessee Total       3,192,228

   TEXAS - 7.4%
      Amarillo Health Facilities Corp.
          Baptist St. Anthony's Hospital Corp.
          5.500%, 01/01/14
          Insured: FSA                       1,000,000       1,095,710
      Comal ISD, School Building, GO
          5.500%, 02/01/14
          Insured: PSF-GTD                   1,000,000       1,092,200
      Harris County HFDC Memorial
          Hospital System Project, Series A
          6.000%, 06/01/13
          Insured: MBIA                      2,170,000       2,477,749
      Houston Hotel Occupancy Tax &
          Special Revenue, Capital
          Appreciation, Series B
          (a) 09/01/17
          Insured: Ambac                     2,000,000       1,032,180
      Houston Water & Sewer System Junior
          Lien, Series C
          (a) 12/01/11
          Insured: Ambac                     4,000,000       2,932,800
      Houston Water & Sewer System
          Revenue, Junior Lien, Series C
          5.900%, 12/01/05
          Insured: MBIA                        800,000         852,296


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Houston Water & Sewer System Junior
          Lien, Series C
          5.500%, 12/01/17
          Insured: FSA                       4,720,000       5,120,539
      Houston Water Conveyance System
          Contract COP, Series J
          6.125%, 12/15/06
          Insured: Ambac                     1,000,000       1,098,180
      Katy ISD, Capital Appreciation
          (a) 08/15/11
          Insured: PSF-GTD                   1,775,000       1,319,358
      Lower Colorado River Authority Junior
          Lien, 5th Supplement
          5.375%, 01/01/16                   2,100,000       2,319,534
      Lower Colorado River Authority
          Revenue, Series A
          5.500%, 05/15/21
          Insured: Ambac                     1,500,000       1,608,540
      Lower Neches Valley Authority, IDC
          Mobil Oil Refining Project
          5.800%, 05/01/22                   2,000,000       2,127,580
      San Antonio Electric & Gas
          5.375%, 02/01/14                   2,500,000       2,735,025
      San Antonio ISD, Series B, GO
          (a) 08/15/11
          Insured: PSF-GTD                   3,500,000       2,595,985
      Spring Branch ISD, GO
          5.375%, 02/01/18
          Insured: PSF-GTD                   2,785,000       2,964,883
      Texas Municipal Power Agency
          Revenue
          Un-refunded
          (a) 09/01/15
          Insured: MBIA                        250,000         145,538
      Texas State Public Finance Authority
          Building Capital Appreciation
          (a) 02/01/06
          Insured: MBIA                      1,500,000       1,448,985
      Texas State Turnpike Authority
          Central Texas Turnpike Systems
          Revenue Second Tier, Building
          Anticipation Notes
          5.000%, 06/01/08                   7,000,000       7,584,080
                                                           -----------
                                           Texas Total      40,551,162

   UTAH - 0.6%
      Intermountain Power Agency, Power
          Supply Revenue, Series A
          5.000%, 07/01/18
          Insured: FSA                       1,750,000       1,812,370
      Utah Assessed Municipal Power System
          Revenue, Payson Power Project
          Series A
          5.000%, 04/01/12
          Insured: FSA                       1,250,000       1,344,013
                                                           -----------
                                            Utah Total       3,156,383


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)            Columbia Intermediate Tax-Exempt Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   VIRGINIA - 2.3%
      Augusta County Hospital Revenue
          IDA, Augusta Health Care, Inc.
          5.250%, 09/01/18                   1,500,000       1,575,645
      Prince William County Hospital
          Revenue, IDA
          Potomac Hospital Corp.
          5.500%, 10/01/18                   1,000,000       1,043,940
      Richmond, GO
          5.125%, 01/15/07
          Insured: FSA                       3,000,000       3,226,440
      Richmond, Series A, GO
          5.250%, 07/15/12
          Insured: FSA                       1,000,000       1,105,900
      Virginia State Housing Development
          Authority Multi-Family Housing
          Series H
          5.700%, 11/01/07                   1,655,000       1,725,470
      Virginia State Public School Authority
          School Financing, Series A
          5.000%, 08/01/17                   3,500,000       3,674,510
                                                           -----------
                                        Virginia Total      12,351,905

   WASHINGTON - 3.0%
      Clark County School District No. 37
          Vancouver, Series C
          (a) 12/01/16
          Insured: FGIC                      1,000,000         542,740
      Energy North West Washington Electric
          Revenue, Project Number 1, Series A
          5.500%, 07/01/16
          Insured: MBIA                      4,675,000       5,036,284
      Port of Seattle, Series A
          5.500%, 02/01/26
          Insured: MBIA                      2,625,000       2,723,149
      Port of Seattle, Series A
          6.000%, 10/01/08
          Insured: FGIC                        250,000         277,835
      Seattle Municipal Light &
          Power Revenue
          5.875%, 10/01/10
          Insured: MBIA-IBC                  2,300,000       2,598,448
      Seattle, Series A, GO
          5.500%, 03/01/11                   1,370,000       1,529,153
      Seattle Water System Revenue
          5.375%, 08/01/09                     250,000         274,653
      Washington State, Series A, GO
          5.625%, 07/01/13                   1,000,000       1,104,250
      Washington State, Series AT-5, GO
          (a) 08/01/07                       2,390,000       2,197,390
                                                           -----------
                                      Washington Total      16,283,902


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
   WEST VIRGINIA - 0.9%
      West Virginia School Building
          Authority Capital Improvement
          5.500%, 07/01/11
          Insured: Ambac                     2,000,000       2,203,440
      West Virginia State Hospital Finance
          Authority Revenue
          Charleston Medical Center
          Pre-refunded 09/01/10
          6.750%, 09/01/22                   1,105,000       1,325,580
      West Virginia State Hospital Finance
          Authority Revenue
          Charleston Medical Center
          Un-refunded
          6.750%, 09/01/22                     270,000         297,186
      West Virginia State Housing
          Development Fund, Housing
          Finance, Series A
          5.550%, 11/01/10                     300,000         317,298
      West Virginia State University Revenue
          Series A
          (a) 04/01/15
          Insured: Ambac                     1,500,000         895,530
                                                           -----------
                                   West Virginia Total       5,039,034

   WISCONSIN - 1.5%
      Milwaukee County, Series A, GO
          Un-refunded
          5.000%, 10/01/07                   1,550,000       1,683,641
      Wisconsin State Transportation
          Revenue, Series B
          5.250%, 07/01/11
          Insured: FGIC                      2,020,000       2,234,019
      Wisconsin State, Series C, GO
          5.550%, 05/01/21
          Insured: MBIA-IBC                  2,000,000       2,160,380
      Wisconsin State, Series D, GO
          5.500%, 05/01/16
          Insured: MBIA-IBC                  2,000,000       2,176,160
                                                           ----------
                                       Wisconsin Total       8,254,200

   WYOMING - 0.5%
      Lincoln County PCR
          PacifiCorp
          3.400%, 01/01/16                   3,075,000       3,006,028
                                                           -----------
                                         Wyoming Total       3,006,028
                                                           -----------
                            TOTAL MUNICIPAL SECURITIES
                                (Cost of $504,949,580)     536,408,292


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)            Columbia Intermediate Tax-Exempt Bond Fund


                                              PAR ($)       VALUE ($)
                                             ---------     -----------

INVESTMENT COMPANIES - 0.7%

      Dreyfus Tax-Exempt Cash
          Management Fund                       31,758          31,758
      Federated Tax-Free
          Obligations Fund                   3,959,975       3,959,975
                                                           -----------
                            TOTAL INVESTMENT COMPANIES
                                  (Cost of $3,991,733)       3,991,733


                             TOTAL INVESTMENTS - 98.9%
                                (COST OF $508,941,313)     540,400,025

                OTHER ASSETS & LIABILITIES, NET - 1.1%       5,775,471

                                   NET ASSETS - 100.0%     546,175,496

NOTES TO INVESTMENT PORTFOLIO:

(a)  Zero coupon bond.
(b)  Cost for federal income tax purposes is $508,775,335.


          ACRONYM                              NAME
          -------                              ----
           Ambac                        American Municipal
                                       Bond Assurance Corp.
            COP                    Certificates of Participation
         Connie Lee            College Construction Loan Association
           EDA                    Economic Development Authority
           EFC                    Environmental Facilities Corp.
           FGIC                  Federal Guaranty Insurance Corp.
          FHLMC                  Federal Home Loan Mortgage Corp.
           FNMA                Federal National Mortgage Association
           FSA                   Financial Security Assurance Co.
           GNMA              Government National Mortgage Association
           GO                       Government Obligation Bond
           HEFA              Health & Educational Facilities Authority
           HFA                       Housing Finance Authority
           HFDC                Housing Facilities Development Corp.
           HMFC                  Housing & Mortgage Finance Corp.
           IDA                   Industrial Development Authority
           IFA                     Industrial Finance Authority
           ISD                      Independent School District
           MBIA                Municipal Bond Insurance Association
         MBIA-IBC                 MBIA Insured Bond Certificates
           PCR                       Pollution Control Revenue
        POL CTL-SRF        State Water Pollution Control Revolving Fund
         PSF-GTD                 Permanent School Fund Guaranteed
          QSBLF                   Qualified School Bond Loan Fund
           RAN                      Revenue Anticipation Notes
           SFM                        Single Family Mortgage
          SP OB                         Special Obligation
           TCRS                  Transferable Custodial Receipts


                       See Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
April 30, 2004 (unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - 97.7%

   CONNECTICUT - 0.3%
      Connecticut State, GO
          Series C
          5.375%, 12/15/10                   1,000,000       1,116,610
                                                           -----------
                                     Connecticut Total       1,116,610

   MASSACHUSETTS - 91.9%
      Andover, GO
          5.000%, 12/15/07                   1,055,000       1,150,309
      Bellingham, GO
          5.250%, 03/01/13
          Insured: Ambac                     1,605,000       1,743,544
      Boston, GO
          5.250%, 10/01/05
          Insured: MBIA                        250,000         262,860
      Boston, Series A, GO
          5.000%, 01/01/14                   1,000,000       1,076,990
      Boston, Series A, GO
          5.000%, 02/01/21                   2,000,000       2,047,860
          Insured: FSA
      Boston, Series B, GO
          5.000%, 02/01/12
          Insured: Ambac                     6,000,000       6,517,440
      Boston Metropolitan District
          Series A, GO
          5.250%, 12/01/14                   2,010,000       2,178,056
      Boston SP OB
          City Hospital, Series A
          5.000%, 08/01/14
          Insured: MBIA                      5,000,000       5,301,300
      Boston SP OB
          Convention Center, Series A
          5.000%, 05/01/19
          Insured: Ambac                     1,500,000       1,556,055
      Boston Water & Sewer Commission
          Series A
          5.125%, 11/01/15
          Insured: FGIC                      1,320,000       1,398,316
      Brockton, GO
          5.125%, 04/01/15
          Insured: MBIA                      1,500,000       1,604,190
      Brookline, GO
          5.750%, 04/01/14                   1,905,000       2,132,609
      Cambridge, Municipal
          Purpose Loan, GO
          4.750%, 12/15/08                   1,060,000       1,151,881
      Dracut, GO
          5.000%, 05/15/17
          Insured: Ambac                     1,015,000       1,077,534
      Everett, GO
          6.000%, 12/15/11
          Insured: MBIA                      2,015,000       2,335,587
      Falmouth, GO
          5.000%, 02/01/11                   1,450,000       1,585,198


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Franklin, GO
          5.000%, 11/15/12
          Insured: MBIA                      1,130,000       1,222,445
      Gloucester, GO
          5.100%, 08/01/14
          Insured: FGIC                      1,105,000       1,180,438
      Greater Lawrence Vocational Technical
          High School District
          5.000%, 03/15/11
          Insured: FSA State
          Aid Withholding                    1,045,000       1,141,077
      Greater Lawrence Vocational Technical
          High School District
          5.000%, 03/15/12
          Insured: FSA State
          Aid Withholding                    1,140,000       1,238,610
      Groton-Dunstable
          Regional School District, GO
          5.000%, 10/15/21
          Insured: FSA                       1,260,000       1,306,103
      Haverhill, GO
          5.300%, 06/15/12
          Insured: FGIC                      1,500,000       1,624,320
      Holden, Municipal Purpose Loan, GO
          5.750%, 03/01/18
          Insured: FGIC                      2,385,000       2,655,507
      Holyoke, Municipal Purpose Loan, GO
          Series A
          5.600%, 06/15/11
          Insured: FSA                       1,000,000       1,079,160
      Hopedale, GO
          5.000%, 11/15/17
          Insured: Ambac                     1,000,000       1,066,900
      Lowell, GO
          5.000%, 08/01/10
          Insured: Ambac                     1,000,000       1,091,630
      Lowell, GO
          5.500%, 08/01/11
          Insured: Ambac                     2,740,000       2,930,759
      Lowell, GO
          5.500%, 08/01/12
          Insured: Ambac                     1,720,000       1,839,746
      Lowell, GO
          5.000%, 02/01/13
          Insured: Ambac                     1,215,000       1,310,414
      Marshfield, GO
          5.000%, 06/15/07
          Insured: FGIC                      1,570,000       1,696,338
      Massachusetts Bay Transportation
          Authority Revenue, Series A
          Un-refunded
          5.750%, 07/01/14                      85,000          94,987
      Massachusetts Bay Transportation
          Authority Revenue General
          Transportation System, Series A
          Pre-refunded 07/01/10
          5.750%, 07/01/14                     915,000       1,040,254


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   MASSACHUSETTS - (CONTINUED)
      Massachusetts Bay Transportation
          Authority Revenue, General
          Transportation System
          Series A
          Pre-refunded 07/01/10
          5.750%, 07/01/10
          Insured: MBIA                        915,000       1,040,254
      Massachusetts Bay Transportation
          Authority Revenue, General
          Transportation System
          Series A
          5.400%, 03/01/08                   2,000,000       2,192,160
      Massachusetts Bay Transportation
          Authority Revenue, General
          Transportation System
          Series A
          5.600%, 03/01/08                   1,885,000       2,079,758
      Massachusetts Bay Transportation
          Authority Revenue, General
          Transportation System
          Series B
          5.125%, 03/01/11                   1,000,000       1,101,100
      Massachusetts Bay Transportation
          Authority Revenue, General
          Transportation System
          Series B
          5.250%, 03/01/19                   2,500,000       2,710,100
      Massachusetts Bay Transportation
          Authority Revenue, General
          Transportation System
          Series D
          5.000%, 03/01/11                   1,000,000       1,084,700
      Massachusetts Bay Transportation
          Authority Revenue, Massachusetts
          Sales Tax Revenue
          Series A
          5.250%, 07/01/11                   5,000,000       5,513,650
      Massachusetts Bay Transportation
          Authority Revenue, General
          Transportation System
          Series A
          5.250%, 07/01/17                   1,000,000       1,092,600
      Massachusetts Bay Transportation
          Authority Revenue, Massachusetts
          Sales Tax Revenue
          Series B
          5.250%, 07/01/19                     625,000         677,525
      Massachusetts Bay Transportation
          Authority Revenue
          Sales Tax Revenue
          Series C
          5.250%, 07/01/16                   1,500,000       1,639,785


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Massachusetts Bay Transportation
          Authority Revenue
          Sales Tax Revenue
          Series C
          5.250%, 07/01/18                   1,000,000       1,088,850
      Massachusetts Bay Transportation
          Authority Revenue, SP OB
          Series A
          5.000%, 07/01/11                   1,000,000       1,087,070
      Massachusetts Bay Transportation
          Authority Revenue, SP OB
          Series A
          5.750%, 07/01/18                      85,000          94,058
      Massachusetts Municipal Wholesale
          Series A
          5.100%, 07/01/07
          Insured: Ambac                     2,000,000       2,170,160
      Massachusetts Municipal Wholesale
          Electric Company Power Supply
          System, Nuclear Project 3, Series A
          5.000%, 07/01/11                   2,500,000       2,701,275
      Massachusetts State, Series A, GO
          5.000%, 11/01/13                   5,000,000       5,285,450
      Massachusetts State
          Series A
          5.250%, 01/01/07                   1,500,000       1,607,835
      Massachusetts State
          Series A
          5.750%, 08/01/09                   2,000,000       2,254,580
      Massachusetts State
          Series B
          5.250%, 08/01/20                   3,000,000       3,199,950
      Massachusetts State, Series B, GO
          5.500%, 11/01/07                   1,100,000       1,206,370
      Massachusetts State, Series B, GO
          6.500%, 08/01/08                   5,315,000       6,088,386
      Massachusetts State, Series B, GO
          5.400%, 11/01/07                   2,000,000       2,195,900
      Massachusetts State, Series D, GO
          5.500%, 10/01/17                   5,000,000       5,520,650
      Massachusetts State College Building
          Authority Project Revenue, Series A
          5.000%, 05/01/14
          Insured: MBIA                        750,000         804,292
      Massachusetts State College Building
          Authority Project Revenue, Series A
          5.000%, 05/01/16
          Insured: MBIA                        530,000         560,342
      Massachusetts State College Building
          Authority Project Revenue, Series A
          (a) 05/01/28
          Insured: MBIA                      4,000,000       1,080,760
      Massachusetts State Consolidated
          Loan, Series A, GO
          5.800%, 02/01/17                   3,520,000       4,003,859


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   MASSACHUSETTS - (CONTINUED)
      Massachusetts State Consolidated
          Loan, Series B, GO
          5.250%, 05/01/12                   1,000,000       1,108,680
      Massachusetts State Consolidated
          Loan, Series B, GO
          5.000%, 04/01/14
          Insured: MBIA                      3,000,000       3,278,400
      Massachusetts State Consolidated
          Loan, Series B, GO
          5.250%, 05/01/14                   1,000,000       1,108,680
      Massachusetts State Consolidated
          Loan, Series B, GO
          5.750%, 06/01/16                   3,000,000       3,265,230
      Massachusetts State Consolidated
          Loan, Series C, GO
          5.250%, 08/01/14                   5,000,000       5,532,750
      Massachusetts State Consolidated
          Loan, Series C, GO
          5.250%, 08/01/15                   1,750,000       1,936,463
      Massachusetts State Consolidated
          Loan, Series C, GO
          (a) 08/01/18                       1,000,000         491,240
      Massachusetts State Consolidated
          Loan, Series C, GO
          5.375%, 12/01/18                   3,000,000       3,343,710
      Massachusetts State Consolidated
          Loan, Series D, GO
          5.000%, 11/01/11                   3,500,000       3,783,010
      Massachusetts State Consolidated
          Loan, Series D, GO
          5.000%, 11/01/14                   2,000,000       2,161,720
      Massachusetts State Development
          Finance Agency, Belmont
          Hill School
          5.000%, 09/01/31                   1,000,000         983,820
      Massachusetts State Development
          Finance Agency, Clark University
          5.250%, 07/01/16                   1,445,000       1,489,376
      Massachusetts State Development
          Finance Agency, Combined Jewish
          Philanthropies, Series A
          5.250%, 02/01/22                   1,000,000       1,041,210
      Massachusetts State Development
          Finance Agency, Deerfield Academy
          Series A
          5.000%, 10/01/12                     345,000         374,504
      Massachusetts State Development
          Finance Agency, Deerfield Academy
          Series A
          5.000%, 10/01/16                     420,000         445,087
      Massachusetts State IFA Development
          Finance Agency, Milton Academy
          Series A
          5.000%, 09/01/19                     500,000         513,480


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Massachusetts State Development
          Finance Agency, Higher Education
          Smith College
          5.750%, 07/01/23                   2,000,000       2,287,740
      Massachusetts State Development
          Finance Agency, Lease Revenue
          Visual & Performing Arts Project
          5.750%, 08/01/13                   1,030,000       1,153,713
      Massachusetts State Development
          Finance Agency, Mount
          Holyoke College
          5.500%, 07/01/13                   1,355,000       1,494,335
      Massachusetts State Development
          Finance Agency, Pharmacy &
          Allied Health Sciences
          6.375%, 07/01/23                   1,000,000       1,058,580
      Massachusetts State Development
          Finance Agency, Visual &
          Performing Arts Project
          6.000%, 08/01/21                   1,200,000       1,369,068
      Massachusetts State Development
          Finance Agency, Western New
          England College
          5.875%, 12/01/22                     600,000         604,992
      Massachusetts State
          Federally Assisted Housing
          6.000%, 02/01/08
          Insured: Housing & Urban
          Development                          305,000         329,623
      Massachusetts State
          Federal Highway Capital
          Appreciation, Series A
          (a) 06/15/15                       4,000,000       2,373,240
      Massachusetts State
          Federal Highway Grant
          Anticipation Notes
          Series A
          5.250%, 06/15/08                   2,700,000       2,948,643
      Massachusetts State
          Federal Highway Grant
          Anticipation Notes
          Series A
          5.750%, 06/15/09                   1,000,000       1,119,310
      Massachusetts State
          Federal Highway Grant
          Anticipation Notes
          Series A
          5.250%, 12/15/11                   1,000,000       1,108,330
      Massachusetts State
          Federal Highway Grant
          Anticipation Notes
          Series A
          5.500%, 06/15/14                   1,000,000       1,119,060
      Massachusetts State HEFA
          Amherst College, Series G
          5.375%, 11/01/20                   2,000,000       2,127,620


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   MASSACHUSETTS - (CONTINUED)
      Massachusetts State HEFA
          BayState Medical Center
          Series F
          5.750%, 07/01/13                     890,000         962,126
      Massachusetts State HEFA
          Boston College, Series N
          5.250%, 06/01/15                   1,000,000       1,072,350
      Massachusetts State HEFA
          Boston Medical Center, Series A
          5.250%, 07/01/15                   2,500,000       2,632,700
      Massachusetts State HEFA
          Brandeis University, Series I
          5.250%, 10/01/12                   1,900,000       2,050,955
      Massachusetts State HEFA
          Brandeis University, Series I
          5.250%, 10/01/14                   1,500,000       1,617,300
      Massachusetts State HEFA
          Brandeis University, Series J
          5.000%, 10/01/26                   2,000,000       2,007,300
      Massachusetts State HEFA
          Dana Farber Cancer Project
          Series G-1
          6.250%, 12/01/09                   1,175,000       1,246,181
      Massachusetts State HEFA
          Harvard University, Series AA
          5.500%, 01/15/09                   1,980,000       2,204,393
      Massachusetts State HEFA
          Harvard University, Series DD
          5.000%, 07/15/35                   4,500,000       4,522,365
      Massachusetts State HEFA
          Harvard University, Series P
          5.625%, 11/01/26                   1,000,000       1,058,730
      Massachusetts State HEFA
          Harvard University, Series P
          5.375%, 11/01/32                   1,000,000       1,024,360
      Massachusetts State HEFA
          Harvard University, Series Z
          5.500%, 01/15/11                   1,000,000       1,122,730
      Massachusetts Institute Technology
          Series K
          5.250%, 07/01/12                   1,000,000       1,104,290
      Massachusetts State HEFA
          Massachusetts Institute Technology
          Series K
          5.375%, 07/01/17                   2,275,000       2,530,960
      Massachusetts State HEFA
          Massachusetts Institute Technology
          Series K
          5.500%, 07/01/22                   1,000,000       1,109,950
      Massachusetts State HEFA
          Massachusetts Institute Technology
          Series L
          5.000%, 07/01/11                     735,000         804,825


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Massachusetts State HEFA
          Massachusetts Institute Technology
          Series M
          5.250%, 07/01/16                     500,000         551,600
      Massachusetts State HEFA
          Northeastern University, Series G
          5.50%, 10/01/12                    1,110,000       1,240,347
      Massachusetts State HEFA
          Partners Healthcare Systems
          Series A
          5.250%, 07/01/15                   2,500,000       2,632,700
      Massachusetts State HEFA
          Partners Healthcare Systems
          Series A
          5.375%, 07/01/17                   3,900,000       4,124,562
      Massachusetts State HEFA
          Partners Healthcare Systems
          Series B
          5.250%, 07/01/10                   4,670,000       5,057,610
      Massachusetts State HEFA
          Partners Healthcare Systems
          Series C
          5.750%, 07/01/21                     750,000         797,108
      Massachusetts State HEFA
          Partners Healthcare Systems
          Series E
          5.000%, 07/01/12                     500,000         529,875
      Massachusetts State HEFA
          Partners Healthcare Systems
          Series E
          5.000%, 07/01/15                   1,140,000       1,183,240
      Massachusetts State HEFA
          Simmons College
          5.000%, 10/01/14                   1,000,000       1,056,530
      Massachusetts State HEFA
          Simmons College, Series F
          5.000%, 10/01/15                   1,015,000       1,079,219
      Massachusetts State HEFA
          Simmons College, Series F
          5.000%, 10/01/17
          Insured: FGIC                        510,000         534,975
      Massachusetts State HEFA
          South Shore Hospital, Series E
          5.500%, 07/01/13
          Insured: MBIA                        325,000         326,950
      Massachusetts State HEFA
          Tufts University, Series I
          5.500%, 02/15/36                   2,000,000       2,081,700
      Massachusetts State HEFA
          University of Massachusetts
          5.250%, 10/01/13
          Insured: MBIA                      1,475,000       1,605,655
      Massachusetts State HEFA
          University of Massachusetts
          5.250%, 07/01/14
          Insured: Ambac                     2,000,000       2,102,860
      Massachusetts State HEFA
          University of Massachusetts
          5.875%, 10/01/29                   1,000,000       1,088,590


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   MASSACHUSETTS - (CONTINUED)
      Massachusetts State HEFA
          Wellesley College
          5.000%, 07/01/15                     610,000         647,741
      Massachusetts State HEFA
          Williams College, Series F
          5.500%, 07/01/26                   1,750,000       1,820,822
      Massachusetts State HEFA
          Williams College, Series H
          5.000%, 07/01/16                   1,740,000       1,835,439
      Massachusetts State HFA
          Housing Projects, Series A
          6.300%, 10/01/13
          Insured: Ambac                        95,000          96,071
      Massachusetts State HFA
          Multi-Family Housing, Series A
          6.100%, 07/01/15
          Insured: MBIA                      1,590,000       1,648,925
      Massachusetts State HFA
          Single Family, Series 77
          5.850%, 12/01/08
          Insured: MBIA                      1,245,000       1,279,623
      Massachusetts State IFA
          Belmont Hill School
          5.625%, 09/01/20                   1,250,000       1,291,600
      Massachusetts State IFA
          Concord Academy
          5.500%, 09/01/27                   1,000,000       1,005,420
      Massachusetts State IFA
          Groton School, Series A
          5.000%, 03/01/28                   1,000,000         996,760
      Massachusetts State IFA
          Lesley College Project, Series A
          6.000%, 07/01/10
          Insured: Connie Lee                  250,000         267,200
      Massachusetts State IFA
          Park School
          5.900%, 09/01/26                     500,000         528,820
      Massachusetts State IFA
          Phillips Academy
          5.375%, 09/01/23                   2,000,000       2,250,960
      Massachusetts State IFA
          Refusetech, Inc. Project, Series A
          6.300%, 07/01/05                     750,000         766,238
      Massachusetts State IFA
          Trustees Deerfield Academy
          5.000%, 10/01/23                   1,210,000       1,221,374
      Massachusetts State IFA
          Tufts University, Series H
          5.500%, 02/15/13
          Insured: MBIA                      1,830,000       2,038,986
      Massachusetts State IFA
          Wentworth Institute of Technology
          5.650%, 10/01/18                   1,200,000       1,238,340


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Massachusetts State IFA
          Worcester Polytechnic Institute
          5.125%, 09/01/17                   1,550,000       1,624,028
      Massachusetts State IFA
          Worcester Polytechnic Institute
          Series 2
          5.250%, 09/01/14
          Insured: MBIA                      1,300,000       1,400,984
      Massachusetts State Port Authority
          5.625%, 07/01/12                     495,000         543,644
      Massachusetts State Port Authority
          Series A
          5.000%, 07/01/16
          Insured: MBIA                      3,000,000       3,159,900
      Massachusetts State, SP OB & Revenue
          Consolidated Loan, Series A
          5.000%, 06/01/10
          Insured: FGIC                      1,500,000       1,636,245
      Massachusetts State, SP OB & Revenue
          Consolidated Loan, Series A
          5.500%, 06/01/13                   1,000,000       1,114,990
      Massachusetts State, SP OB & Revenue
          Consolidated Loan, Series A
          5.375%, 06/01/19
          Insured: FGIC                      1,125,000       1,202,580
      Massachusetts State Turnpike Authority
          Metropolitan Highway
          System Revenue
          Series A
          5.000%, 01/01/37
          Insured: MBIA                      2,000,000       1,971,340
      Massachusetts State Turnpike Authority
          Metropolitan Highway System
          Subordinated, Series A
          5.125%, 01/01/09
          Insured: Ambac                     1,000,000       1,091,450
      Massachusetts State Turnpike Authority
          Metropolitan Highway System
          Subordinated, Series A
          5.000%, 01/01/39
          Insured: Ambac                     1,500,000       1,475,610
      Massachusetts State Turnpike Authority
          Series A
          5.000%, 01/01/13                     250,000         270,060
      Massachusetts State WPAT
          Massachusetts Water Resource
          Authority Program, Series A
          5.000%, 08/01/09                   1,350,000       1,475,861
      Massachusetts State WPAT
          Series 1
          Un-refunded
          5.600%, 08/01/13                   1,225,000       1,253,493
      Massachusetts State WPAT
          Series A
          Pre-refunded 08/01/06
          5.250%, 08/01/14                     890,000         963,950


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   MASSACHUSETTS - (CONTINUED)
      Massachusetts State WPAT
          Series A
          Pre-refunded Escrowed to Maturity
          5.400%, 08/01/11                     225,000         251,901
      Massachusetts State WPAT
          Series A
          Un-refunded
          5.400%, 08/01/11                      25,000          26,608
      Massachusetts State WPAT
          Pooled Loan Program, Series 2
          6.125%, 02/01/07                     730,000         803,445
      Massachusetts State WPAT
          Pooled Loan Program, Series 5
          5.750%, 08/01/16                   2,000,000       2,239,360
      Massachusetts State WPAT
          Pooled Loan Program, Series 7
          5.250%, 02/01/10                   2,000,000       2,204,700
      Massachusetts State WPAT
          Pooled Loan Program, Series 7
          5.250%, 02/01/13                   1,000,000       1,082,040
      Massachusetts State WPAT
          Pooled Loan Program, Series 7
          5.450%, 02/01/13                     935,000       1,045,208
      Massachusetts State WPAT
          Pooled Loan Program, Series 7
          5.700%, 02/01/15                   2,835,000       3,051,963
      Massachusetts State WPAT
          Pooled Loan Program, Series 8
          5.000%, 08/01/11                   1,000,000       1,089,280
      Massachusetts State WRA
          Series B
          5.500%, 08/01/15                   1,165,000       1,291,892
      Massachusetts State WRA
          Series B
          5.600%, 11/01/26
          Insured: FGIC                      3,000,000       3,292,470
      Massachusetts State WRA
          Series C
          6.000%, 12/01/11                   2,000,000       2,301,780
      Massachusetts State WRA
          Series D
          5.500%, 08/01/10
          Insured: MBIA                      1,000,000       1,118,410
      Massachusetts State WRA
          Series J
          5.250%, 08/01/14
          Insured: FSA                       2,870,000       3,141,301
      Massachusetts State WRA
          Series J
          5.250%, 08/01/15
          Insured: FSA                       3,000,000       3,279,960
      Massachusetts State WRA
          Series J
          5.250%, 08/01/18
          Insured: FSA                       1,000,000       1,089,220


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Medford GO
          5.000%, 02/15/10
          Insured: MBIA                      1,775,000       1,939,951
      Mendon Upton Regional
          School District
          5.500%, 06/01/15
          Insured: FGIC                      1,405,000       1,545,823
      Methuen, GO
          5.625%, 11/15/14
          Insured: FSA                       1,000,000       1,101,150
      Nantucket, GO
          5.250%, 07/15/10
          Insured: MBIA                      2,250,000       2,448,810
      Norwell, GO
          5.000%, 11/15/14
          Insured: FGIC                        880,000         948,790
      Peabody, GO
          Series A
          5.000%, 08/01/14                     510,000         538,448
      Pioneer Valley
          Regional School District, GO
          5.000%, 06/15/12
          Insured: Ambac State Aid
          Withholding                        1,000,000       1,086,810
      Pittsfield, GO
          5.000%, 04/15/11
          Insured: MBIA State Aid
          Withholding                        1,000,000       1,092,300
      Plymouth, GO
          5.000%, 10/15/18
          Insured: MBIA                      1,725,000       1,798,589
      Route 3 North Transportation
          Improvement Municipal Securities
          Association Lease Revenue
          5.750%, 06/15/13
          Insured: MBIA                      1,000,000       1,117,400
      Route 3 North Transportation
          Improvement Municipal Securities
          Association Lease Revenue
          5.750%, 06/15/14
          Insured: MBIA                      2,000,000       2,234,180
      Route 3 North Transportation
          Improvement Municipal Securities
          Association Lease Revenue
          5.750%, 06/15/15
          Insured: MBIA                      2,000,000       2,222,360
      Route 3 North Transportation
          Improvement Municipal Securities
          Association Lease Revenue
          5.750%, 06/15/18
          Insured: MBIA                      1,000,000       1,135,360
      Route 3 North Transportation
          Improvement Municipal Securities
          Association Lease Revenue
          5.375%, 06/15/33
          Insured: MBIA                      2,500,000       2,786,775
      Sandwich, GO
          5.750%, 08/15/11                   1,050,000       1,180,568


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   MASSACHUSETTS - (CONTINUED)
      Southeastern Massachusetts University
          Building Authority Revenue
          Series A
          5.750%, 05/01/16
          Insured: Ambac                     1,000,000       1,054,350
      Springfield Municipal Purpose
          Loan, GO
          5.000%, 11/15/18
          Insured: FSA                       1,000,000       1,034,530
      Springfield Municipal Purpose
          Loan, GO
          5.300%, 08/01/11
          Insured: Ambac State Aid
          Withholding                        1,000,000       1,085,240
      Springfield Municipal Purpose
          Loan, GO
          5.300%, 08/01/13
          Insured: Ambac State Aid
          Withholding                        1,000,000       1,084,110
      Springfield Municipal Purpose
          Loan, GO
          6.000%, 10/01/16
          Insured: FSA                       1,000,000       1,136,630
      Springfield Municipal Purpose
          Loan, GO
          5.250%, 01/15/15
          Insured: MBIA                      1,500,000       1,628,595
      Sutton, GO
          5.250%, 04/01/06
          Insured: MBIA                      1,255,000       1,334,341
      University of Lowell Building Authority
          Fifth Series A
          5.625%, 11/01/14
          Insured: Ambac                     3,000,000       3,225,720
      University of Massachusetts
          Building Authority Revenue
          Series 2
          5.500%, 11/01/09
          Insured: Ambac                     1,455,000       1,627,534
      University of Massachusetts
          Building Authority Revenue
          Series 2
          5.250%, 11/01/15
          Insured: Ambac                     2,000,000       2,166,420
      Westborough, GO
          5.000%, 11/15/16                   1,000,000       1,057,500
      Westfield, GO
          5.000%, 12/15/06
          Insured: MBIA                      1,000,000       1,075,760
      Westfield, GO
          5.000%, 09/01/18
          Insured: MBIA                        500,000         526,260
      Westford, GO
          5.500%, 04/01/07
          Insured: FGIC                      1,705,000       1,858,672


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Whitman Hanson School District, GO
          5.000%, 06/15/08
          Insured: FGIC                      1,095,000       1,194,174
      Wilmington, GO
          5.000%, 06/15/07                   2,000,000       2,162,820
      Wilmington, GO
          5.000%, 06/15/08                   3,125,000       3,411,875
      Worcester, Series G, GO
          5.300%, 07/01/15                   1,000,000       1,068,760
      Worcester Municipal Purpose Loan
          Series B, GO
          5.250%, 11/01/14
          Insured: MBIA                      1,875,000       2,030,869
                                                           -----------
                                   Massachusetts Total     337,105,952

   MISSISSIPPI - 0.6%
      Mississippi State, GO
          5.500%, 09/01/09                   2,000,000       2,234,620
                                                           -----------
                                     Mississippi Total       2,234,620

   NORTH CAROLINA - 0.3%
      North Carolina, GO
          Series A
          5.000%, 09/01/08                   1,160,000       1,269,434
                                                           -----------
                                  North Carolina Total       1,269,434

   PUERTO RICO - 3.9%
      Childrens Trade Fund
          Tobacco Settlement Revenue
          5.000%, 05/15/09                     500,000         515,475
      Puerto Rico Commonwealth, Series A
          5.000%, 07/01/30                   1,400,000       1,465,352
      Puerto Rico Commonwealth
          Aqueduct & Sewer Authority
          6.000%, 07/01/09
          Insured: MBIA-IBC                    500,000         572,600
      Puerto Rico Commonwealth
          Highway & Transportation
          5.250%, 07/01/13
          Insured: MBIA                      2,675,000       2,910,133
      Puerto Rico Commonwealth
          Highway & Transportation
          Series AA
          5.000%, 07/01/10                   1,000,000       1,097,660
      Puerto Rico Commonwealth
          Public Improvements, Series C, GO
          5.000%, 07/01/21
          Insured: FSA                       2,000,000       2,169,480
      Puerto Rico Electric Power Authority
          Series BB
          6.000%, 07/01/12
          Insured: MBIA                      1,000,000       1,158,910


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)
                         Columbia Massachusetts Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   PUERTO RICO - (CONTINUED)
      Puerto Rico Industrial Tourist
          Education Medical &
          Environmental Control Facilities
          Inter-American University
          Series A,
          5.250%, 10/01/12
          Insured: MBIA                      2,000,000       2,173,720
      Puerto Rico Municipal Finance Agency
          Series A, GO
          5.500%, 08/01/09
          Insured: FSA                       1,000,000       1,122,990
      Puerto Rico Municipal Finance Agency
          Series A, GO
          5.500%, 07/01/17
          Insured: FSA                       1,000,000       1,096,480
                                                           -----------
                                     Puerto Rico Total      14,282,800
   SOUTH CAROLINA - 0.7%
      South Carolina State
          Series B, GO
          5.500%, 04/01/11                   2,310,000       2,599,212
                                                           -----------
                                  South Carolina Total       2,599,212
                                                           -----------
                            TOTAL MUNICIPAL SECURITIES
                                (Cost of $343,304,000)     358,608,628


                                              SHARES        VALUE ($)
                                             ---------     -----------
INVESTMENT COMPANIES - 1.7%

      Dreyfus Tax-Exempt Cash
          Management Fund                      373,133         373,133
      Federated Tax Free
          Obligations Fund                   5,856,192       5,856,192
                                                           -----------
                            TOTAL INVESTMENT COMPANIES
                                  (Cost of $6,229,325)       6,229,325


                             TOTAL INVESTMENTS - 99.4%
                            (COST OF $349,533,325) (b)     364,837,953

                OTHER ASSETS & LIABILITIES, NET - 0.6%       2,140,154

                                   NET ASSETS - 100.0%     366,978,107

NOTES TO INVESTMENT PORTFOLIO:

(a)  Zero coupon bond.
(b)  Cost for federal income tax purposes is $349,447,120.

            ACRONYM                              NAME
            -------                              ----
             Ambac            American Municipal Bond Assurance Corp.
          Connie Lee          College Construction Loan Association
             FGIC                Federal Guaranty Insurance Corp.
              FSA                Financial Security Assurance Co.
              GO                        General Obligation
             HEFA           Health & Educational Facilities Authority
              HFA                    Housing Finance Authority
              IFA                  Industrial Finance Authority
             MBIA              Municipal Bond Insurance Association
             SP OB                      Special Obligation
             WPAT                 Water Pollution Abatement Test
              WRA                   Water Resource Authority


                       See Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
April 30, 2004 (unaudited)  Columbia New Jersey Intermediate Municipal Bond Fund


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - 96.3%

   DELAWARE - 0.3%
      Delaware River & Bay Authority
          Series A
          5.400%, 01/01/14 (a)
          Insured: Ambac                       250,000         271,348
                                                           -----------
                                        Delaware Total         271,348

   ILLINOIS - 1.7%
      Illinois State Dedicated Tax Capital
          Appreciation, Civic Center
          Series B
          (b) 12/15/17
          Insured: Ambac                     3,000,000       1,534,800
                                                           -----------
                                        Illinois Total       1,534,800

   NEW JERSEY - 90.7%
      Atlantic County, Improvement
          Authority, Luxury Tax Revenue
          Convention Center
          7.375%, 07/01/10
          Insured: MBIA                        335,000         386,737
      Bayonne Municipal Utilities
          Authority Water System
          5.000%, 01/01/12
          Insured: MBIA                        500,000         534,420
      Bergen County Utilities Authority
          Series A
          6.100%, 06/15/04
          Insured: FGIC                        500,000         503,000
      Burlington County
          Bridge Commission, County
          Guaranteed Governmental
          Leasing Program
          5.250%, 08/15/18                   1,130,000       1,196,048
      Burlington County, General
          Improvement
          Series A, GO
          5.000%, 10/01/08
          Insured: Ambac                     1,570,000       1,720,139
      Camden County, New Jersey, GO
          5.000%, 07/01/12
          Insured: FSA                       1,000,000       1,085,540
      Cape May County, New Jersey
          Municipal Utilities
          Series A
          5.750%, 01/01/16
          Insured: FSA                       1,000,000       1,138,790
      Cherry Hill Township, Series A, GO
          Pre-refunded 07/15/09
          5.250%, 07/15/19
          Insured: FGIC                        500,000         553,140
      Cherry Hill Township, Series B, GO
          5.250%, 07/15/11                     500,000         552,475


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Delaware River Port Authority
          Series B
          5.250%, 01/01/09
          Insured: Ambac                     2,500,000       2,743,275
                                                           -----------
      East Orange Board of Education, COP
          Capital Appreciation
          (b) 02/01/18
          Insured: FSA                       1,000,000         507,030
      Essex County, GO
          4.750%, 07/15/07
          Insured: MBIA                        200,000         214,622
      Essex County, Improvement Authority
          Lease Revenue, County
          Correctional Facility Project
          5.250%, 10/01/11
          Insured: FGIC                        500,000         543,510
      Essex County, Improvement Authority
          Lease Revenue, County Jail & Youth
          House Projects
          6.500%, 12/01/06
          Insured: Ambac                       345,000         361,826
      Essex County, Improvement Authority
          Lease Revenue, County Jail & Youth
          House Projects
          5.000%, 12/01/08
          Insured: Ambac                       250,000         270,442
      Essex County, Improvement Authority
          Project Revenue
          5.000%, 12/15/10
          Insured: FSA                       2,000,000       2,185,340
      Evesham Township
          General Improvement, Series A, GO
          5.000%, 09/15/12
          Insured: FGIC                        500,000         530,585
      Flemington Raritan Regional
          School District, GO
          5.700%, 02/01/15
          Insured: FGIC                        400,000         463,864
      Freehold Regional
          High School District, GO
          5.000%, 03/01/20
          Insured: FGIC                      1,205,000       1,275,444
      Freehold Township
          Board of Education, GO
          Pre-refunded 07/15/06
          5.375%, 07/15/10
          Insured: FSA                         235,000         252,524
      Greenwich Township
          Board of Education, GO
          5.000%, 01/15/13
          Insured: FSA                         500,000         529,565
      Greenwich Township
          Board of Education, GO
          5.000%, 01/15/14
          Insured: FSA                         800,000         842,712


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)  Columbia New Jersey Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   NEW JERSEY - (CONTINUED)
      Hackensack, GO
          4.900%, 03/15/09                     500,000         541,070
      Hopewell Valley
          Regional School District, GO
          5.000%, 08/15/14
          Insured: FGIC                        500,000         530,110
      Jersey City, GO
          Pre-refunded 03/15/07
          5.500%, 03/15/14
          Insured: MBIA                        500,000         554,415
      Kearny, GO
          5.250%, 02/15/08
          Insured: FGIC                        600,000         657,378
      Mercer County
          Improvement Authority
          Youth Center
          Series B
          5.000%, 02/15/14
          Insured: FGIC                        250,000         263,440
      Middlesex County, COP
          5.000%, 08/01/12
          Insured: MBIA                        500,000         538,550
      Middlesex County, COP
          5.500%, 08/01/17
          Insured: MBIA                        250,000         270,828
      Middlesex County, GO
          5.000%, 10/01/05                     500,000         524,410
      Middlesex County, GO
          5.000%, 10/01/09                     500,000         548,875
      Middlesex County Improvement
          Authority Revenue
          4.000%, 09/15/09                     900,000         939,888
      Middlesex County Improvement
          Authority Revenue
          Street Student Housing Project
          Series A
          5.000%, 08/15/18                     500,000         501,560
      Middlesex County Utilities Authority
          Sewer Revenue, Series A
          5.000%, 12/01/12
          Insured: FGIC                        400,000         424,304
      Monmouth County Improvement
          Authority, Governmental Loan
          5.000%, 12/01/08
          Insured: MBIA                        250,000         270,862
      Monmouth County Improvement
          Authority, Governmental Loan
          5.000%, 12/01/12
          Insured: Ambac                       500,000         530,380
      Monmouth County Improvement
          Authority, Governmental Loan
          5.450%, 07/15/13
          Insured: FSA                         850,000         924,562


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Monmouth County Improvement
          Authority, Governmental Loan
          5.125%, 12/01/16
          Insured: MBIA                        500,000         528,280
      Monroe Township School District, GO
          5.000%, 09/15/09
          Insured: FGIC                        750,000         820,103
      New Jersey Building Authority
          State Building Revenue
          6.000%, 06/15/07                     250,000         276,655
      New Jersey Building Authority
          State Building Revenue
          Pre-refunded 06/15/07
          5.000%, 06/15/10                     325,000         357,451
      New Jersey Building Authority
          State Building Revenue
          Un-refunded
          5.000%, 06/15/10                     275,000         295,578
      New Jersey Building Authority
          State Building Revenue
          5.000%, 06/15/18
          Insured: MBIA                      1,000,000       1,033,800
      New Jersey EDA, Hillcrest Health
          Service System Project
          5.000%, 01/01/07
          Insured: Ambac                       300,000         320,445
      New Jersey EDA, Lease Revenue
          International Center for
          Public Health Project
          5.500%, 06/01/09
          Insured: Ambac                       315,000         351,206
      New Jersey EDA
          Public School Small Project
          Loan Program
          5.000%, 08/15/11                   1,000,000       1,092,720
      New Jersey EDA
          Public School Small Project
          Loan Program
          5.000%, 08/15/12                   1,000,000       1,086,240
      New Jersey EDA
          School Facilities Construction
          Series A
          5.500%, 06/15/12
          Insured: Ambac                       500,000         558,545
      New Jersey EDA
          School Facilities Construction
          Series A
          5.250%, 06/15/18
          Insured: Ambac                       200,000         211,462
      New Jersey EDA
          State Office Buildings Projects
          5.250%, 06/15/08
          Insured: Ambac                       250,000         274,657
      New Jersey Environmental
          Infrastructure Trust
          Environmental
          Infrastructure, Series A
          5.000%, 09/01/14                   1,000,000       1,056,150


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)  Columbia New Jersey Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   NEW JERSEY - (CONTINUED)
      New Jersey Environmental
          Infrastructure Trust
          Environmental Infrastructure
          Series A
          5.250%, 09/01/20                   1,000,000       1,057,470
      New Jersey Environmental
          Infrastructure Trust
          Wastewater Treatment
          5.000%, 09/01/14                     350,000         371,150
      New Jersey Environmental
          Infrastructure Trust
          Wastewater Treatment
          5.000%, 09/01/17                     400,000         416,604
      New Jersey Environmental
          Infrastructure Trust
          Wastewater Treatment
          Series D
          5.000%, 05/01/11                     500,000         535,225
      New Jersey Environmental
          Infrastructure Trust
          Wastewater Treatment
          Series G
          5.000%, 04/01/12
          Insured: FGIC                        500,000         530,950
      New Jersey Health Care Facilities
          Capital Health System
          Obligation Group
          Series A
          5.750%, 07/01/23                     500,000         512,845
      New Jersey Health Care Facilities
          Hackensack University
          Medical Center
          5.700%, 01/01/11
          Insured: MBIA                        500,000         511,450
      New Jersey Health Care Facilities
          Hackensack University
          Medical Center
          5.875%, 01/01/15                     500,000         539,045
      New Jersey Health Care Facilities
          Hackensack University
          Medical Center
          Series A
          5.000%, 01/01/18                     500,000         529,675
      New Jersey Health Care Facilities
          Medical Center at Princeton
          5.125%, 07/01/18
          Insured: Ambac                       300,000         310,455
      New Jersey Health Care Facilities
          Shore Memorial Health
          Care System
          5.000%, 07/01/23
          Insured: Radian Guaranty, Inc.       250,000         250,165


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      New Jersey Sports &
          Exposition Authority
          Series A
          5.000%, 09/01/12                     250,000         269,140
      New Jersey Sports &
          Exposition Authority
          Series C
          5.000%, 03/01/11                     500,000         541,465
      New Jersey State, COP, Series A
          5.000%, 06/15/13
          Insured: Ambac                     1,000,000       1,086,130
      New Jersey State, COP, Series A
          5.000%, 06/15/14
          Insured: Ambac                       500,000         541,705
      New Jersey State EFA
          Dormitory Safety Trust Fund
          Series A
          5.000%, 03/01/15                   2,855,000       2,986,159
      New Jersey State EFA
          Drew University, Series C
          5.250%, 07/01/20
          Insured: FGIC                      1,000,000       1,085,440
      New Jersey State EFA
          Higher Education Facilities
          Trust Fund, Series A
          5.125%, 09/01/06
          Insured: Ambac                       700,000         742,434
      New Jersey State EFA
          Higher Education Facilities
          Trust Fund, Series A
          5.125%, 09/01/10
          Insured: Ambac                       500,000         532,150
      New Jersey State EFA
          Montclair State University,
          Series C
          5.375%, 07/01/08
          Insured: Ambac                     1,285,000       1,382,609
      New Jersey State EFA
          Princeton University, Series B
          Pre-refunded 07/01/09
          5.125%, 07/01/19                   1,000,000       1,101,010
      New Jersey State EFA
          Rowan University, Series B
          5.250%, 07/01/19
          Insured: FGIC                        250,000         263,665
      New Jersey State EFA
          Seton Hall University Project
          Series A
          5.250%, 07/01/16
          Insured: Ambac                       200,000         213,346
      New Jersey State EFA
          Stevens Institute of Technology
          Series C
          5.000%, 07/01/10                   1,120,000       1,191,344


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)  Columbia New Jersey Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   NEW JERSEY - (CONTINUED)
      New Jersey State EFA
          Stevens Institute of Technology
          Series I
          5.000%, 07/01/09                     200,000         214,878
      New Jersey State EFA
          University of Medicine
          & Dentistry, Series B
          5.000%, 12/01/07
          Insured: Ambac                       250,000         264,650
      New Jersey State EFA
          William Patterson University
          Series A
          5.375%, 07/01/21
          Insured: FGIC State Aid
          Withholding                          500,000         532,125
      New Jersey State Highway Authority
          Garden State Parkway
          6.200%, 01/01/10                     500,000         566,410
      New Jersey State Highway Authority
          Garden State Parkway
          Pre-refunded 01/01/10
          5.600%, 01/01/17
          Insured: FGIC                        300,000         339,387
      New Jersey State Highway Authority
          Garden State Parkway, GO
          6.000%, 01/01/19                   1,000,000       1,161,660
      New Jersey State HMFA
          Home Buyer, Series N
          5.200%, 04/01/06
          Insured: MBIA                        500,000         526,410
      New Jersey State HMFA
          Multi-Family Housing, Series A
          5.300%, 05/01/06
          Insured: Ambac                       325,000         340,288
      New Jersey State HMFA
          Multi-Family Housing, Series B
          6.050%, 11/01/17
          Insured: FSA                         250,000         266,507
      New Jersey State HMFA
          Multi-Family Housing, Series E-2
          5.750%, 11/01/25
          Insured: FSA                         400,000         417,212
      New Jersey State, Series H, GO
          5.250%, 07/01/16
          Insured: MBIA-IBC                  2,000,000       2,194,360
      New Jersey State Transit Corp.
          Federal Transportation
          Administrative Grants
          COP, Series A
          5.500%, 09/15/15
          Insured: Ambac                     2,895,000       3,207,544


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      New Jersey State TTFA
          Transportation System, Series A
          5.625%, 06/15/12                     400,000         446,748
      New Jersey State TTFA
          Transportation System, Series A
          5.750%, 06/15/15                   1,000,000       1,124,260
      New Jersey State TTFA
          Transportation System, Series A
          5.500%, 12/15/15
          Insured: Ambac                     1,000,000       1,116,600
      New Jersey State TTFA
          Transportation System, Series A
          Pre-refunded Escrowed to Maturity
          5.000%, 06/15/06                      20,000          21,290
      New Jersey State TTFA
          Transportation System, Series A
          Pre-refunded 06/15/05
          5.500%, 06/15/11
          Insured: MBIA                        175,000         186,436
      New Jersey State TTFA
          Transportation System, Series A
          Un-refunded
          5.000%, 06/15/06                     380,000         403,142
      New Jersey State Turnpike Authority
          Series A
          5.750%, 01/01/19
          Insured: MBIA                        295,000         326,134
      New Jersey Wastewater Treatment Trust
          Series A
          5.000%, 09/01/06                     450,000         481,320
      Newark Board of Education, GO
          Pre-refunded 12/15/04
          5.875%, 12/15/11
          Insured: MBIA                        370,000         388,038
      North Brunswick Township
          Board of Education Revenue, GO
          5.000%, 02/01/10
          Insured: FGIC                        750,000         802,088
      North Brunswick Township, GO
          5.000%, 05/15/12
          Insured: FGIC                      1,000,000       1,061,740
      North Jersey District Water Supply
          Wanaque North Project, Series A
          5.000%, 11/15/10
          Insured: MBIA                        500,000         538,650
      Ocean County
          General Improvement, GO
          5.300%, 12/01/06                     400,000         433,164
      Ocean County, Series A, GO
          5.000%, 08/01/08                     750,000         819,465
      Ocean County, Utilities Authority
          Wastewater Revenue, GO
          5.250%, 01/01/18                   1,000,000       1,058,770
      Old Tappan Board of Education, GO
          5.100%, 04/01/18
          Insured: FGIC                        500,000         521,805


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)  Columbia New Jersey Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   NEW JERSEY - (CONTINUED)
      Parsippany-Troy Hills Township, GO
          5.000%, 12/01/15
          Insured: MBIA                        500,000         524,205
      Passaic County, GO
          5.200%, 09/01/16
          Insured: FSA                       1,500,000       1,652,610
      Pleasantville School District, GO
          5.000%, 02/15/11
          Insured: MBIA                        500,000         534,640
      Randolph Township School
          District, GO
          5.000%, 08/01/15
          Insured: FGIC                        500,000         523,650
      Rutgers State University, Series U, GO
          5.000%, 05/01/14                     500,000         525,305
      Southeast Morris County, Municipal
          Utilities Authority Water Revenue
          5.000%, 01/01/10
          Insured: MBIA                      1,055,000       1,149,275
      Summit, GO
          5.250%, 06/01/16                   1,205,000       1,326,319
      Tobacco Settlement Financing Corp.
          5.375%, 06/01/18                   1,000,000         870,440
      Trenton, GO
          5.700%, 03/01/19
          Insured: FGIC                        250,000         275,345
      Union County
          General Improvement, GO
          5.125%, 02/01/16                     250,000         263,423
      Union County, Improvement Authority
          Revenue, Guaranteed Lease
          Educational Services Commission
          5.050%, 03/01/08                     125,000         134,219
      Vernon Township School District
          Board of Education, GO
          5.375%, 12/01/19
          Insured: FGIC                        300,000         320,811
      Washington Township, Board of
          Education, Gloucester County, GO
          5.000%, 02/01/06
          Insured: MBIA                        250,000         263,718
      West Deptford Township, GO
          5.500%, 09/01/20
          Insured: FGIC                        400,000         449,268
      West Orange Board of Education, COP
          5.625%, 10/01/29
          Insured: MBIA                        250,000         264,150
      West Windsor Plainsboro
          Regional School District, GO
          Pre-refunded 12/01/05
          5.500%, 12/01/14
          Insured: FGIC                        500,000         539,800
                                                           -----------
                                      New Jersey Total      81,554,842


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
   PENNSYLVANIA - 1.2%
      Delaware River Junction Toll Bridge
          5.250%, 07/01/11 (c)               1,000,000       1,089,220
                                                           -----------
                                    Pennsylvania Total       1,089,220

   PUERTO RICO - 2.4%
      Puerto Rico Commonwealth, GO
          6.000%, 07/01/16
          Insured: MBIA                        250,000         293,563
      Puerto Rico Electric Power Authority
          Series DD
          5.250%, 07/01/15
          Insured: FSA                         250,000         270,415
      Puerto Rico Electric Power Authority
          Series NN
          5.250%, 07/15/19
          Insured: MBIA                      1,500,000       1,638,194
                                                           -----------
                                     Puerto Rico Total       2,202,172
                                                           -----------
                            TOTAL MUNICIPAL SECURITIES
                                 (Cost of $83,492,137)      86,652,382


                                              SHARES
                                             ---------
INVESTMENT COMPANIES - 3.2%

      Dreyfus Tax-Exempt Cash
          Management Fund                      916,847         916,847
      Federated Tax-Free
          Obligations Fund                   1,925,763       1,925,763
                                                           -----------
                           TOTAL INVESTMENT COMPANIES
                                  (Cost of $2,842,610)       2,842,610


                             TOTAL INVESTMENTS - 99.5%
                             (COST OF $86,334,747) (d)      89,494,992

                OTHER ASSETS & LIABILITIES, NET - 0.5%         425,965

                                   NET ASSETS - 100.0%      89,920,957

NOTES TO INVESTMENT PORTFOLIO:

(a)  This security is tax-exempt in Delaware and New Jersey.
(b)  Zero coupon bond.
(c)  This security is tax-exempt in New Jersey and Pennsylvania.
(d)  Cost for federal income tax purposes is $86,292,723.

            ACRONYM                         NAME
            -------                         ----
             Ambac          American Municipal Bond Assurance Corp.
              COP                 Certificates of Participation
              EDA                Economic Development Authority
              EFA               Educational Facilities Authority
             FGIC               Federal Guaranty Insurance Corp.
              FSA               Financial Security Assurance Co.
              GO                       General Obligation
             HMFA               Housing & Mortgage Finance Agency
             MBIA             Municipal Bond Insurance Association
           MBIA-IBC              MBIA Insured Bond Certificates
             TTFA              Transportation Trust Fund Authority


                       See Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
April 30, 2004 (unaudited)    Columbia New York Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - 96.4%

   NEW YORK - 93.0%
      Albany, GO
          4.250%, 11/01/06
          Insured: FSA                         760,000         801,025
      Albany County, GO
          5.500%, 06/01/08
          Insured: FGIC                      1,000,000       1,023,720
      Hempstead Town New York IDA
          Resource Recovery
          American Ref-Fuel Co. Project
          5.000%, 12/01/10                   1,500,000       1,587,165
      Long Island Power Authority
          Electric Systems Revenue, Series A
          5.000%, 06/01/09                   2,000,000       2,142,740
      Long Island Power Authority
          Electric Systems Revenue, Series A
          5.500%, 12/01/13
          Insured: FSA                       2,000,000       2,258,960
      Long Island Power Authority
          Electric Systems Revenue, Series C
          5.500%, 09/01/21                   1,000,000       1,050,570
      Metropolitan Transportation Authority
          Dedicated Tax Fund, Series A
          5.500%, 04/01/16
          Insured: MBIA                      1,000,000       1,125,080
      Metropolitan Transportation Authority
          Dedicated Tax Fund, Series A
          5.250%, 11/15/18
          Insured: FGIC                        800,000         876,072
      Metropolitan Transportation Authority
          Dedicated Tax Fund, Series A
          5.000%, 04/01/23
          Insured: FGIC                      2,000,000       2,166,560
      Metropolitan Transportation Authority
          Transportation Facilities, Series A
          6.000%, 07/01/19                   2,000,000       2,287,300
      Monroe County, Public
          Improvement GO,
          Pre-refunded 06/01/04
          6.100%, 06/01/14
          Insured: Ambac                       900,000         921,807
      Monroe County, Public
          Improvement GO,
          Un-refunded
          6.100%, 03/01/09
          Insured: MBIA                         15,000          15,299
      Monroe County, Public
          Improvement GO,
          Un-refunded
          6.000%, 03/01/16
          Insured: MBIA-IBC                  1,210,000       1,406,504
      Monroe Woodbury Central
          School District, GO
          5.630%, 05/15/18
          Insured: MBIA State Aid
          Withholding                        1,000,000       1,094,250


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Municipal Assistance Corp.
          for New York City, Series I
          6.250%, 07/01/06                   2,000,000       2,183,080
      Municipal Assistance Corp.
          for New York City, Series L
          6.000%, 07/01/08                   1,500,000       1,695,150
      New York City, Capital Appreciation
          Series F, GO
          (a) 08/01/08
          Insured: MBIA                      2,060,000       1,815,808
      New York City, Capital Appreciation
          Series G, GO
          (a) 08/01/08
          Insured: MBIA-IBC                  2,500,000       2,203,650
      New York City, Series F, GO
          5.000%, 08/01/11                   2,000,000       2,114,400
      New York City, Series G, GO
          5.000%, 08/01/09                   1,000,000       1,074,830
      New York City, Series I, GO
          6.000%, 04/15/09                   1,000,000       1,091,590
      New York City, Series J, GO
          5.500%, 06/01/16                   1,250,000       1,334,637
      New York City, Health & Hospital Corp.
          Series A
          5.000%, 02/15/11
          Insured: Ambac                     2,000,000       2,161,640
      New York City IDA
          Civic Facility Trinity Episcopal
          School Corp. Project
          5.250%, 06/15/17
          Insured: MBIA                      1,000,000       1,061,430
      New York City MWFA
          Water & Sewer System, Series B
          5.000%, 06/15/05                   1,750,000       1,819,072
      New York City MWFA
          Water & Sewer System, Series B
          Pre-refunded 06/15/06
          5.750%, 06/15/26
          Insured: MBIA                        265,000         288,752
      New York City MWFA
          Water & Sewer System, Series B
          Pre-refunded Escrowed to Maturity
          5.750%, 06/15/26
          Insured: MBIA                        485,000         515,468
      New York City MWFA
          Water & Sewer System, Series C
          5.000%, 06/15/21
          Insured: FGIC                      1,725,000       1,762,846
      New York City Transitional
          Finance Authority, Series C
          Pre-refunded 05/01/10
          5.500%, 11/01/29                   3,000,000       3,390,840


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)    Columbia New York Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   NEW YORK - (CONTINUED)
      New York City Trust For Cultural
          Resources, American Museum
          of Natural History, Class A
          5.600%, 04/01/18
          Insured: MBIA                      2,000,000       2,165,400
      New York State, Series A, GO
          6.500%, 07/15/06                   2,000,000       2,190,620
      New York State Dormitory Authority
          Series B
          5.250%, 11/15/26 (b)
          Insured: Ambac                     1,500,000       1,628,685
      New York State Dormitory Authority
          4201 Schools Program
          6.250%, 07/01/20                   1,685,000       1,893,485
      New York State Dormitory Authority
          Brooklyn Law School, Series A
          5.250%, 07/01/10
          Insured: Radian Guaranty, Inc.       500,000         544,530
      New York State Dormitory Authority
          City University System
          Consolidated 2nd Generation
          Series A
          6.130%, 07/01/13
          Insured: Ambac                     2,000,000       2,291,340
      New York State Dormitory Authority
          City University System
          Consolidated 3rd Generation
          Series 1
          5.250%, 07/01/11                   1,000,000       1,088,240
      New York State Dormitory Authority
          City University System
          Consolidated 4th Generation
          Series A
          5.500%, 07/01/16                   2,280,000       2,460,257
      New York State Dormitory Authority
          Columbia University, Series B
          5.380%, 07/01/15                   1,000,000       1,093,500
      New York State Dormitory Authority
          Court Facilities, Series A
          5.250%, 05/15/11                   1,500,000       1,615,575
      New York State Dormitory Authority
          Fordham University
          5.000%, 07/01/07
          Insured: FGIC                        890,000         961,316
      New York State Dormitory Authority
          Long Island Jewish Medical Center
          5.000%, 05/01/11                     820,000         857,925
      New York State Dormitory Authority
          Mount Sinai School of Medicine
          Series B
          5.700%, 07/01/11
          Insured: MBIA                      1,175,000       1,304,744
      New York State Dormitory Authority
          New York Methodist Hospital
          5.250%, 07/01/24                   1,000,000         991,330


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      New York State Dormitory Authority
          New York University, Series 1
          5.500%, 07/01/15
          Insured: Ambac                     1,205,000       1,346,865
      New York State Dormitory Authority
          New York University, Series 2
          5.500%, 07/01/21
          Insured: Ambac                       900,000         963,225
      New York State Dormitory Authority
          New York University, Series A
          6.000%, 07/01/17
          Insured: MBIA                      2,475,000       2,897,284
      New York State Dormitory Authority
          New York University, Series A
          5.750%, 07/01/20
          Insured: MBIA                      2,000,000       2,289,860
      New York State Dormitory Authority
          Sloan Center, Capital Appreciation
          Series 1
          (a) 07/01/25
          Insured: MBIA                      3,750,000       1,249,350
      New York State Dormitory Authority
          State University ADL Facilities
          Series C
          5.750%, 05/15/17
          Insured: FSA                       1,250,000       1,430,812
      New York State Dormitory Authority
          State University Dormitory
          Facilities
          5.380%, 07/01/19                   1,130,000       1,259,385
      New York State Dormitory Authority
          State University Dormitory
          Facilities, Series A
          6.000%, 07/01/30                   1,000,000       1,158,930
      New York State Dormitory Authority
          State University Educational
          Facilities, Series A
          5.250%, 05/15/15                   2,000,000       2,147,480
      New York State EFC, PCR State Water
          New York City Municipal Water
          Pre-refunded Escrowed to Maturity
          5.750%, 06/15/12
          Insured: POL CTL-SRF                 600,000         685,020
      New York State EFC, PCR State Water
          New York City Municipal Water
          Pre-refunded Escrowed to Maturity
          5.750%, 06/15/12
          Insured: POL CTL-SRF               1,215,000       1,387,166
      New York State EFC, PCR State Water
          New York City Municipal Water
          Un-refunded
          5.750%, 06/15/12
          Insured: POL CTL-SRF                 185,000         209,868


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)    Columbia New York Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   NEW YORK - (CONTINUED)
      New York State EFC, PCR State Water
          Series A
          6.400%, 09/15/06
          Insured: POL CTL-SRF                  30,000          30,418
      New York State EFC, PCR State Water
          Series B
          6.500%, 09/15/08
          Insured: POL CTL-SRF                 250,000         253,513
      New York State HFA Multi-Family
          Mortgage Housing, Series A
          6.950%, 08/15/12
          Insured: FHA                         315,000         316,959
      New York State HFA Service Contract
          Revenue, Series K
          5.000%, 03/15/10                   1,485,000       1,604,929
      New York State Local Government
          Assistance Corp., Subordinated
          Lien, Series A-2
          5.000%, 04/01/09                   1,000,000       1,087,000
      New York State Local Government
          Assistance Corp., Series E
          6.000%, 04/01/14                   3,540,000       4,064,840
      New York State Mortgage Agency
          Homeowner Mortgage, Series 96
          5.200%, 10/01/14                     640,000         669,971
      New York State Power Authority
          Series A
          5.000%, 11/15/07                   2,000,000       2,170,920
      New York State Thruway Authority
          Highway & Bridge Trust Fund
          Series B-1
          5.500%, 04/01/10
          Insured: FGIC                      1,535,000       1,714,764
      New York State Thruway Authority
          Highway & Bridge Trust Fund
          Series B-1
          5.750%, 04/01/16
          Insured: FGIC                      2,000,000       2,222,740
      New York State Thruway Authority
          Service Contract, Local Highway
          & Bridge
          5.250%, 04/01/09                   1,500,000       1,637,475
      New York State Thruway Authority
          Service Contract, Local Highway
          & Bridge
          5.250%, 04/01/11                   2,000,000       2,192,780
      New York State Thruway Authority
          Second General Highway & Bridge
          Series A
          5.250%, 04/01/17
          Insured: MBIA                      1,750,000       1,881,425
      New York State Urban Development
          Correctional & Youth Facilities
          Service, Series A
          5.000%, 01/01/17                   2,000,000       2,138,900


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      New York State Urban Development
          Correctional & Youth Facilities
          Service, Series A
          4.000%, 01/01/28                   2,000,000       2,049,600
      Onondaga County, GO
          Economically Defeased
          5.880%, 02/15/10                     285,000         324,834
      Onondaga County, GO
          Un-refunded
          5.880%, 02/15/10                     215,000         244,358
      Orleans County, GO
          6.500%, 09/15/08
      Red Hook Central School District, GO     100,000         115,118
          5.130%, 06/15/17
          Insured: FSA                         890,000         939,858
      Rensselaer County, Series A, GO
          5.250%, 06/01/11
          Insured: Ambac                       545,000         601,860
      Triborough Bridge & Tunnel Authority
          General Purpose, Series B
          5.000%, 11/15/09                   2,000,000       2,184,120
      Triborough Bridge & Tunnel Authority
          General Purpose, Series B
          5.500%, 01/01/30                   2,000,000       2,219,500
      Triborough Bridge & Tunnel Authority
          General Purpose, Series X
          6.630%, 01/01/12                     300,000         357,600
      Triborough Bridge & Tunnel Authority
          General Purpose, Series Y
          6.000%, 01/01/12                     750,000         860,070
      Triborough Bridge & Tunnel Authority
          General Purpose, Series Y
          5.500%, 01/01/17                   2,000,000       2,234,180
                                                           -----------
                                        New York Total     115,500,169

   PENNSYLVANIA - 0.8%
      Elizabeth Forward School District
          Capital Appreciation, Series B, GO
          (a) 09/01/20
          Insured: MBIA State Aid
          Withholding                        2,210,000         970,742
                                                           -----------
                                    Pennsylvania Total         970,742

   PUERTO RICO - 2.6%
      Childrens Trust Fund
          Tobacco Settlement
          5.000%, 05/15/08                   1,000,000       1,040,820
      Puerto Rico Electric Power Authority
          Series BB
          6.000%, 07/01/12
          Insured: MBIA                      1,000,000       1,158,910
      Puerto Rico Electric Power Authority
          Series NN
          5.250%, 07/01/19
          Insured: MBIA                      1,000,000       1,092,130
                                                           -----------
                                     Puerto Rico Total       3,291,860
                                                           -----------
                            TOTAL MUNICIPAL SECURITIES
                                (Cost of $114,190,645)     119,762,771


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004 (unaudited)    Columbia New York Intermediate Municipal Bond Fund

                                             SHARES ($)     VALUE ($)
                                             ---------     -----------
INVESTMENT COMPANIES - 2.2%

      Dreyfus Tax-Exempt Cash
          Management Fund                    2,587,253       2,587,253
      Federated New York Municipal
          Cash Trust                           168,208         168,208
                                                           -----------
                            TOTAL INVESTMENT COMPANIES
                                  (Cost of $2,755,461)       2,755,461


                                              PAR ($)
                                             ---------
SHORT-TERM OBLIGATIONS - 0.6%

VARIABLE RATE DEMAND NOTES (b) - 0.6%
      New York City, Series A-7, GO
          1.090%, 08/01/20
          Insured: Morgan Guaranty Trust       100,000         100,000
      New York City, Series A-7, GO
          1.090%, 08/01/21
          Insured: Morgan Guaranty Trust       700,000         700,000
                                                           -----------
                      Variable Rate Demand Notes Total         800,000
                                                           -----------
                          TOTAL SHORT-TERM OBLIGATIONS
                                    (Cost of $800,000)         800,000

                             TOTAL INVESTMENTS - 99.2%
                            (COST OF $117,746,106) (c)     123,318,232

                OTHER ASSETS & LIABILITIES, NET - 0.8%         938,347

                                   NET ASSETS - 100.0%     124,256,579

NOTES TO INVESTMENT PORTFOLIO:

(a) Zero coupon bond.
(b) Variable rate demand note. These securities are payable upon demand and are secured by letters of credits or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of April 30, 2004.
(c) Cost for federal income tax purposes is $117,701,228.

               ACRONYM                           NAME
               -------                           ----
                Ambac           American Municipal Bond Assurance Corp.
                 EFC                Environmental Facilities Corp.
                FGIC               Federal Guaranty Insurance Corp.
                 FSA               Financial Security Assurance Co.
                 GO                       General Obligation
                 HFA                   Housing Finance Authority
                 IDA               Industrial Development Authority
                MBIA             Municipal Bond Insurance Association
              MBIA-IBC              MBIA Insured Bond Certificates
                MWFA              Municipal Water Finance Authority
                PCR                   Pollution Control Revenue
             POL CTL-SRF     State Water Pollution Control Revolving Fund


                       See Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
April 30, 2004(unaudited) Columbia Pennsylvania Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - 97.0%

   PENNSYLVANIA - 92.6%
      Allegheny County, Series C-49, GO
          5.000%, 04/01/08
          Insured: MBIA                        500,000         542,875
      Central York School District, GO
          5.000%, 06/01/10
          Insured: FGIC State
          Aid Withholding                      500,000         545,125
      Chambersburg Area School District, GO
          5.000%, 06/15/12
          Insured: FSA State
          Aid Withholding                      300,000         321,693
      Chester County, GO
          5.000%, 06/15/15                     500,000         523,450
      Delaware County Authority Revenue
          Dunwoody Village, Inc., Series A
          5.000%, 04/01/09                     500,000         530,360
      Delaware County, GO
          5.125%, 10/01/16                     500,000         526,060
      Delaware River Joint Toll Bridge
          Common PA Bridge Revenue
          5.250%, 07/01/11                     500,000         544,610
      Ephrata Area School District
          Series A, GO
          5.000%, 04/15/14
          Insured: FGIC State
          Aid Withholding                      750,000         791,528
      Harrisburg Authority Revenue
          Pooled Building Program, Series II
          Pre-refunded 09/15/07
          5.600%, 09/15/11
          Insured: MBIA                        500,000         552,415
      Lancaster County, Higher Education
          Authority, Franklin & Marshall
          College, Series A
          5.000%, 04/15/10                     500,000         539,175
      Lancaster County, Sewer Authority
          Revenue
          5.000%, 04/01/16
          Insured: MBIA                        500,000         528,835
      North Allegheny School District
          5.500%, 11/01/08
          Insured: FGIC State
          Aid Withholding                    1,000,000       1,113,610
      Northampton County, GO
          5.000%, 08/15/16                   1,000,000       1,043,860
      Norwin School District, Series B, GO
          5.000%, 04/01/13
          Insured: MBIA State
          Aid Withholding                      575,000         609,788
      Oxford Area School District
          Series A, GO
          5.250%, 02/15/11
          Insured: FGIC State
          Aid Withholding                      500,000         550,710


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Pennsylvania State Finance Authority
          Revenue, Penn Hills Project
          Series A
          5.500%, 12/01/22
          Insured: FGIC                      1,000,000       1,072,600
      Pennsylvania State, GO
          5.125%, 09/15/07
          Insured: Ambac                       500,000         543,040
      Pennsylvania State, GO
          5.500%, 02/01/15                     500,000         558,960
      Pennsylvania State HEFA
          College and University Revenue
          College of Pharmacy & Science
          5.000%, 11/01/07
          Insured: MBIA                        500,000         527,315
      Pennsylvania State HEFA
          Series T
          5.000%, 06/15/12
          Insured: Ambac                       750,000         804,233
      Pennsylvania State HEFA
          Widener University
          5.000%, 07/15/10                     500,000         529,360
      Pennsylvania State IDA
          Economic Development
          5.250%, 07/01/11
          Insured: Ambac                     1,000,000       1,103,400
      Pennsylvania State, Second Series, GO
          5.000%, 10/15/15                   1,000,000       1,048,020
      Pennsylvania State Turnpike
          Commission Turnpike Revenue
          Series S
          5.000%, 06/01/11
          Insured: FGIC                        500,000         544,400
      Pennsylvania State University
          5.250%, 08/15/11                   1,000,000       1,100,560
      Philadelphia School District
          Series A, GO
          5.500%, 02/01/15
          Insured: FSA State
          Aid Withholding                    1,000,000       1,088,890
      Philadelphia, Series A, GO
          5.250%, 02/15/15
          Insured: XL Capital Assurance        315,000         338,605
      Philadelphia Water & Waste
          Water Revenue
          5.625%, 06/15/09
          Insured: MBIA-IBC                  1,000,000       1,117,960
      Pittsburgh & Allegheny County Public
          Auditorium Hotel Room
          5.250%, 02/01/12
          Insured: Ambac                       500,000         539,930
      Pittsburgh School District, GO
          5.500%, 09/01/12
          Insured: FSA                         500,000         554,415
      Upper Saint Clair Township
          School District, GO
          5.375%, 07/15/13
          Insured: FSA State
          Aid Withholding                    1,000,000       1,096,000


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004(unaudited) Columbia Pennsylvania Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   PENNSYLVANIA - (CONTINUED)
      Warwick School District
          Lancaster County, GO
          5.250%, 02/15/12
          Insured: FGIC State
          Aid Withholding                      750,000         815,963
                                                           -----------
                                    Pennsylvania Total      22,647,745

   PUERTO RICO - 4.4%
      Puerto Rico Commonwealth
          Series C, GO
          5.000%, 07/01/28
          Insured: MBIA                      1,000,000       1,084,740
                                                           -----------
                                     Puerto Rico Total       1,084,740
                                                           -----------
                            TOTAL MUNICIPAL SECURITIES
                                 (Cost of $22,715,463)      23,732,485


                                              SHARES
                                             ---------
INVESTMENT COMPANIES - 2.2%

      Dreyfus Tax-Exempt Cash
          Management Fund                      340,466         340,466
      Federated Pennsylvania Municipal
          Cash Trust                           203,439         203,439
                                                           -----------
                           TOTAL INVESTMENT COMPANIES
                                    (Cost of $543,905)         543,905

                             TOTAL INVESTMENTS - 99.2%
                             (COST OF $23,259,368) (a)      24,276,390

                OTHER ASSETS & LIABILITIES, NET - 0.8%         200,309

                                   NET ASSETS - 100.0%      24,476,699

NOTES TO INVESTMENT PORTFOLIO:

(a)  Cost for federal income tax purposes is $23,244,088.

            ACRONYM                          NAME
            -------                          ----
             Ambac          American Municipal Bond Assurance Corp.
             FGIC              Federal Guaranty Insurance Corp.
              FSA              Financial Security Assurance Co.
              GO                      General Obligation
             HEFA          Health & Educational Facilities Authority
              IDA              Industrial Development Authority
             MBIA            Municipal Bond Insurance Association
           MBIA-IBC             MBIA Insured Bond Certificates


                       See Notes to Financial Statements.

INVESTMENT PORTFOLIO____________________________________________________________
April 30, 2004(unaudited) Columbia Rhode Island Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - 97.7%

   ALASKA - 1.3%
      North Slope Boro Capital
          Appreciation, Series B, GO
          (a) 06/30/09
          Insured: MBIA                      2,000,000       1,667,600
                                                           -----------
                                          Alaska Total       1,667,600

   ILLINOIS - 1.2%
      Will County, Community Unit

          School District, Series B
          (a) 11/01/10
          Insured: FSA                       2,000,000       1,560,360
                                                           -----------
                                        Illinois Total       1,560,360

   PUERTO RICO - 6.3%
      Puerto Rico Commonwealth
          Capital Appreciation, GO
          (a) 07/01/14
          Insured: MBIA-IBC                  3,500,000       2,270,764
      Puerto Rico Commonwealth, GO
          6.000%, 07/01/16
          Insured: MBIA                        250,000         293,563
      Puerto Rico Commonwealth
          Special Tax Revenue, Infrastructure
          Finance Authority, Series A
          5.000%, 07/01/16
          Insured: Ambac                       500,000         528,005
      Puerto Rico Electric Power Authority
          Revenue, Series EE
          5.250%, 07/01/15
          Insured: MBIA                        500,000         540,830
      Puerto Rico Electric Power Authority
          Revenue, Series NN
          5.250%, 07/01/19
          Insured: MBIA                      1,500,000       1,638,195
      Puerto Rico Industrial Tourist,
          Educational, Medical &
          Environmental Control Facilities
          Inter-American University
          Series A
          5.250%, 10/01/12
          Insured: MBIA                        360,000         391,270
      Puerto Rico Industrial Tourist,
          Educational, Medical &
          Environmental Control Facilities
          Inter-American University
          Series A
          5.375%, 10/01/13
          Insured: MBIA                      1,550,000       1,696,739
      Puerto Rico Industrial Tourist,
          Educational, Medical &
          Environmental Control Facilities
          Inter-American University
          Series A
          5.500%, 10/01/14
          Insured: MBIA                        350,000         386,200


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Puerto Rico Municipal Finance Agency
          Series A, GO
          5.500%, 07/01/17
          Insured: FSA                         315,000         345,391
                                                           -----------
                                     Puerto Rico Total       8,090,957

   RHODE ISLAND - 88.0%
      Bristol County Water Authority
          Revenue Series A, GO
          5.200%, 12/01/13
          Insured: MBIA                      1,080,000       1,156,529
      Bristol County Water Authority
          Revenue Series A, GO
          5.200%, 12/01/14
          Insured: MBIA                      1,000,000       1,070,860
      Bristol County Water Authority
          Revenue Series A, GO
          5.000%, 07/01/16
          Insured: MBIA                        500,000         521,770
      Burrillville, GO
          5.850%, 05/01/14
          Insured: FGIC                        200,000         212,172
      Central Falls Detention Facility Corp.
          Donald Wyatt Detention Facility
          Series A
          5.250%, 01/15/13
          Insured: Radian Guaranty, Inc.     1,505,000       1,572,484
      Central Falls Detention Facility Corp.
          Donald Wyatt Detention Facility
          Series A
          5.375%, 01/15/18
          Insured: Radian Guaranty, Inc.     1,000,000       1,027,330
      Coventry, GO
          5.000%, 06/15/21
          Insured: Ambac                       750,000         780,810
      Coventry, GO
          5.000%, 06/15/22
          Insured: Ambac                       750,000         775,253
      Cranston, GO
          Pre-refunded 06/15/05
          6.100%, 06/15/10
          Insured: MBIA                      1,000,000       1,072,020
      Exeter West Greenwich Regional
          School District, GO
          5.400%, 11/15/10
          Insured: MBIA                      1,000,000       1,095,350
      Kent County Water Authority, Series A
          6.000%, 07/15/08
          Insured: MBIA                        500,000         514,970
      Kent County Water Authority, Series A
          5.000%, 07/15/15
          Insured: MBIA                        750,000         791,250
      Kent County Water Authority, Series A
          5.000%, 07/15/16
          Insured: MBIA                      1,265,000       1,326,504


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004(unaudited) Columbia Rhode Island Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   RHODE ISLAND - (CONTINUED)
      North Kingstown, GO
          5.600%, 10/01/16
          Insured: FGIC                        995,000       1,095,236
      North Kingstown, GO
          5.750%, 10/01/19
          Insured: FGIC                        500,000         554,780
      North Providence School Improvement
          Bonds, Series A
          Pre-refunded 07/01/07
          6.000%, 07/01/12
          Insured: MBIA                      1,100,000       1,244,144
      North Providence School Improvement
          Bonds, Series A
          Pre-refunded 07/01/07
          6.050%, 07/01/13
          Insured: MBIA                        500,000         566,280
      Pawtucket, GO
          5.000%, 04/15/06
          Insured: Ambac                     2,535,000       2,686,111
      Pawtucket, GO
          5.000%, 04/15/09
          Insured: Ambac                       500,000         545,435
      Providence, GO
          5.100%, 01/15/06
          Insured: FSA                       1,085,000       1,142,570
      Providence, GO
          5.450%, 01/15/10
          Insured: FSA                         500,000         541,715
      Providence, Series A, GO
          6.000%, 07/15/09
          Insured: FSA                       1,000,000       1,111,920
      Providence, Series A, GO
          5.700%, 07/15/12
          Insured: FSA                       1,825,000       2,012,519
      Providence, Series C, GO
          5.500%, 01/15/13
          Insured: FGIC                      1,890,000       2,097,654
      Providence Housing Development
          Corp. Mortgage Revenue, Section 8
          Barbara Jordan Apartments
          Series A
          6.500%, 07/01/09
          Insured: MBIA/FHA                    225,000         230,303
      Providence Public Building Authority
          School & Public Facilities Project
          Series A
          5.000%, 12/15/07
          Insured: FSA                       1,000,000       1,083,460
      Providence Public Building Authority
          School & Public Facilities Project
          Series A
          5.375%, 12/15/11
          Insured: Ambac                     2,035,000       2,233,799


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Providence Public Building Authority
          School & Public Facilities Project
          Series A
          5.125%, 12/15/14
          Insured: Ambac                       500,000         533,980
      Providence Public Building Authority
          School & Public Facilities Project
          Series A
          5.250%, 12/15/14
          Insured: FSA                       1,500,000       1,619,115
      Providence Public Building Authority
          School & Public Facilities Project
          Series A
          5.000%, 12/15/17
          Insured: MBIA                      1,695,000       1,772,207
      Providence Public Building Authority
          Series A
          5.250%, 02/01/10
          Insured: Ambac                     1,000,000       1,083,380
      Providence Public Building Authority
          Series A
          5.400%, 12/15/11
          Insured: FSA                         500,000         547,910
      Rhode Island Clean Water Protection
          Finance Agency, PCR, Series A
          5.250%, 10/01/16
          Insured: Ambac                       500,000         533,890
      Rhode Island Clean Water Protection
          Finance Agency, PCR, Pooled
          Loan Issue B
          4.000%, 10/01/09                   1,495,000       1,561,617
      Rhode Island Clean Water Protection
          Finance Agency, Safe Drinking
          Water Providence, Series A
          6.500%, 01/01/09
          Insured: Ambac                       500,000         525,990
      Rhode Island Clean Water Protection
          Finance Agency, Safe Drinking
          Water Providence, Series A
          6.700%, 01/01/15
          Insured: Ambac                       100,000         105,156
      Rhode Island Clean Water Protection
          Finance Agency, Safe Drinking
          Water Providence, Series A
          5.000%, 10/01/18                   1,000,000       1,048,830
      Rhode Island Depositors Economic
          Protection Corp., SP OB, Series A
          6.400%, 08/01/06
          Insured: FSA/MBIA-IBC              4,600,000       5,052,042
      Rhode Island Depositors Economic
          Protection Corp., SP OB, Series A
          6.500%, 08/01/07
          Insured: FSA                         500,000         565,095
      Rhode Island Depositors Economic
          Protection Corp., SP OB, Series A
          5.875%, 08/01/11
          Insured: MBIA                      2,500,000       2,874,325


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004(unaudited) Columbia Rhode Island Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   RHODE ISLAND - (CONTINUED)
      Rhode Island Depositors Economic
          Protection Corp., SP OB, Series A
          5.750%, 08/01/14
          Insured: FSA                       1,000,000       1,146,840
      Rhode Island Depositors Economic
          Protection Corp., SP OB, Series A
          Un-refunded
          5.750%, 08/01/14
          Insured: FSA                       2,105,000       2,396,627
      Rhode Island Depositors Economic
          Protection Corp., SP OB, Series A
          5.750%, 08/01/21
          Insured: FSA                       2,165,000       2,448,009
      Rhode Island Depositors Economic
          Protection Corp., SP OB, Series B
          5.800%, 08/01/12
          Insured: MBIA                      1,000,000       1,145,130
      Rhode Island Depositors Economic
          Protection Corp., SP OB, Series B
          Pre-refunded 02/01/11
          5.250%, 08/01/21
          Insured: MBIA                        250,000         276,460
      Rhode Island State and Providence
          Plantations Consolidated Capital
          Development Loan, Series A, GO
          5.000%, 02/01/16
          Insured: MBIA                      1,000,000       1,059,310
      Rhode Island State and Providence
          Plantations Consolidated Capital
          Development Loan, Series C, GO
          5.250%, 11/01/08
          Insured: MBIA                      2,000,000       2,207,100
      Rhode Island State and Providence
          Plantations Consolidated Capital
          Development Loan, Series C, GO
          5.000%, 09/01/11                   3,000,000       3,288,180
      Rhode Island State and Providence
          Plantations, COP, Central Power
          Plants Project C
          5.375%, 10/01/20
          Insured: MBIA                      1,000,000       1,071,850
      Rhode Island State Consolidated
          Capital Development Loan
          Series A, GO
          5.250%, 09/01/08                   2,580,000       2,844,734
      Rhode Island State Consolidated
          Capital Development Loan
          Series A, GO
          5.250%, 07/15/10
          Insured: FGIC                      1,000,000       1,092,290
      Rhode Island State Consolidated
          Capital Development Loan
          Series A, GO
          5.200%, 09/01/11
          Insured: FGIC                      1,250,000       1,354,313


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Rhode Island State Consolidated
          Capital Development Loan
          Series A, GO
          5.500%, 09/01/15
          Insured: FGIC                      3,240,000       3,654,914
      Rhode Island State Consolidated
          Capital Development Loan
          Series A, GO
          5.000%, 09/01/16
          Insured: FGIC                      1,000,000       1,043,990
      Rhode Island State EDC Airport
          Series B
          5.000%, 07/01/15
          Insured: FSA                       1,620,000       1,696,205
      Rhode Island State EDC Airport
          Series B
          5.000%, 07/01/18
          Insured: FSA                         500,000         516,930
      Rhode Island State EDC Airport
          Series B
          5.000%, 07/01/23
          Insured: FSA                         685,000         692,193
      Rhode Island State EDC
          University of Rhode Island
          Steam Department Transportation
          Authority
          5.250%, 06/15/11
          Insured: FSA                       1,000,000       1,102,580
      Rhode Island State EDC
          University of Rhode Island
          Steam Department Transportation
          Authority
          5.000%, 06/15/14
          Insured: FSA                       2,225,000       2,376,055
      Rhode Island State EDC
          University of Rhode Island
          Steam Generation Facility Project
          5.000%, 11/01/19
          Insured: FSA                         750,000         771,367
      Rhode Island State HEBC
          Higher Education Facility
          5.000%, 09/15/13
          Insured: Ambac                     1,040,000       1,113,122
      Rhode Island State HEBC
          Higher Education Facility
          Brown University
          5.000%, 09/01/15                   1,000,000       1,043,960
      Rhode Island State HEBC
          Higher Education Facility
          Johnson & Wales
          5.250%, 04/01/16
          Insured: XL Capital Assurance      1,485,000       1,578,362
      Rhode Island State HEBC
          Higher Education Facility
          Johnson & Wales
          5.500%, 04/01/17
          Insured: MBIA                      1,000,000       1,108,530


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004(unaudited) Columbia Rhode Island Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   RHODE ISLAND - (CONTINUED)
      Rhode Island State HEBC
          Higher Education Facility
          Johnson & Wales
          5.500%, 04/01/18
          Insured: MBIA                      1,420,000       1,571,869
      Rhode Island State HEBC
          Higher Education Facility
          New England Institute
          5.900%, 03/01/10
          Insured: Connie Lee                  400,000         417,100
      Rhode Island State HEBC
          Higher Education Facility
          New England Institute
          6.000%, 03/01/15
          Insured: Connie Lee                  475,000         495,349
      Rhode Island State HEBC
          Higher Education Facility
          Providence College, Series A
          5.000%, 11/01/24
          Insured: XL Capital Assurance      2,500,000       2,487,300
      Rhode Island State HEBC
          Higher Education Facility Rhode
          Island School of Design
          5.625%, 06/01/16
          Insured: MBIA                        500,000         540,835
      Rhode Island State HEBC
          Higher Education Facility
          Roger Williams
          5.125%, 11/15/14
          Insured: Ambac                     1,000,000       1,067,570
      Rhode Island State HEBC
          Higher Education Facility
          Roger Williams
          5.250%, 11/15/16
          Insured: Connie Lee                1,000,000       1,068,290
      Rhode Island State HEBC
          Higher Education Facility
          Roger Williams
          5.000%, 11/15/18
          Insured: Ambac                     1,000,000       1,034,530
      Rhode Island State HEBC
          Higher Education Facility
          University of Rhode Island, Series B
          5.500%, 09/15/20
          Insured: Ambac                     2,000,000       2,171,640
      Rhode Island State HEBC
          Higher Education Facility
          University of Rhode Island, Series B
          5.700%, 09/15/30
          Insured: Ambac                     2,250,000       2,400,233
      Rhode Island State HMFC
          Homeownership Opportunity
          Series 19-A
          5.700%, 04/01/15                   2,000,000       2,084,060


                                              PAR ($)       VALUE ($)
                                             ---------     -----------
      Rhode Island State HMFC
          Homeownership Opportunity
          Series 22-A
          5.550%, 04/01/17                   1,000,000       1,051,450
      Rhode Island State HMFC
          Homeownership Opportunity
          Series 40-B
          3.250%, 08/11/05                   1,000,000       1,020,970
      Rhode Island State HMFC
          Multi-Family Housing, Series A
          5.550%, 07/01/05
          Insured: Ambac/FHA                   780,000         808,509
      Rhode Island State HMFC
          Multi-Family Housing, Series A
          5.600%, 07/01/10
          Insured: Ambac                       500,000         533,110
      Rhode Island State HMFC
          Multi-Family Housing, Series A
          6.150%, 07/01/17
          Insured: Ambac/FHA                   380,000         392,574
      Rhode Island State HMFC
          Rental Housing Program, Series A
          5.650%, 10/01/07                   1,250,000       1,264,525
      Smithfield, Lease Partner Certificates
          Wastewater Treatment Facility Lien
          5.000%, 11/15/10
          Insured: MBIA                        770,000         840,663
      Smithfield, Lease Partner Certificates
          Wastewater Treatment Facility Lien
          5.000%, 11/15/11
          Insured: MBIA                        810,000         881,231
      Smithfield, Lease Partner Certificates
          Wastewater Treatment Facility Lien
          5.000%, 11/15/12
          Insured: MBIA                        855,000         923,657
      South Kingstown, GO
          4.000%, 06/01/09                     570,000         596,608
      South Kingstown, GO
          6.250%, 06/15/19
          Insured: FGIC                        500,000         578,245
      South Kingstown, Series B, GO
          5.500%, 06/15/10
          Insured: FSA                         100,000         108,664
      Tobacco Settlement Financing Corp.
          Rhode Island Revenue
          Asset-Backed, Series A
          6.000%, 06/01/23                   1,500,000       1,395,345
      Warwick, GO
          4.000%, 06/15/10                     625,000         648,256
          Insured: FGIC
      Warwick, Series A, GO
          5.000%, 03/01/15
          Insured: FGIC                      1,180,000       1,234,209
      Warwick, Series A, GO
          5.000%, 03/01/16
          Insured: FGIC                      1,205,000       1,268,805
                                                           -----------
                                    Rhode Island Total     112,801,413


                       See Notes to Investment Portfolio.

________________________________________________________________________________
April 30, 2004(unaudited) Columbia Rhode Island Intermediate Municipal Bond Fund

                                              PAR ($)       VALUE ($)
                                             ---------     -----------
MUNICIPAL SECURITIES - (CONTINUED)

   WASHINGTON - 0.5%
      Seattle, Series A, GO
          (a) 12/15/12                       1,000,000         687,200
                                                           -----------
                                      Washington Total         687,200

   WISCONSIN - 0.4%
      Milwaukee County, Series A, GO
          5.700%, 09/01/15
          Insured: FSA                         500,000         552,505
                                                           -----------
                                       Wisconsin Total         552,505
                                                           -----------
                            TOTAL MUNICIPAL SECURITIES
                                (Cost of $119,697,521)     125,360,035


                                              SHARES
                                             ---------
INVESTMENT COMPANIES - 1.5%

      Dreyfus Tax-Exempt Cash
          Management Fund                      118,574         118,574
      Federated Tax Free
          Obligations Fund                   1,747,869       1,747,869
                                                           -----------
                            TOTAL INVESTMENT COMPANIES
                                  (Cost of $1,866,443)       1,866,443

                             TOTAL INVESTMENTS - 99.2%
                            (COST OF $121,563,964) (b)     127,226,478

                OTHER ASSETS & LIABILITIES, NET - 0.8%       1,016,347

                                   NET ASSETS - 100.0%     128,242,825

NOTES TO INVESTMENT PORTFOLIO:

(a)  Zero coupon bond.
(b)  Cost for federal income tax purposes is $121,512,642.

              ACRONYM                            NAME
              -------                            ----
               Ambac            American Municipal Bond Assurance Corp.
            Connie Lee           College Construction Loan Association
                COP                  Certificates of Participation
                EDC                   Economic Development Corp.
               FGIC                Federal Guaranty Insurance Corp.
                FHA                    Federal Housing Authority
                FSA                Financial Security Assurance Co.
                GO                        General Obligation
               HEBC                Health & Education Building Corp.
               HMFC                Housing & Mortgage Finance Corp.
               MBIA              Municipal Bond Insurance Association
             MBIA-IBC                MBIA Insured Bond Certificate
                PCR                    Pollution Control Revenue
               SP OB                      Special Obligation


                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES____________________________________________
April 30, 2004 (unaudited)                        Columbia Tax-Exempt Bond Funds



                                                                                                                        COLUMBIA
                               COLUMBIA    COLUMBIA                 COLUMBIA     COLUMBIA     COLUMBIA     COLUMBIA      RHODE
                             CONNECTICUT   FLORIDA      COLUMBIA  MASSACHUSETTS  NEW JERSEY   NEW YORK    PENNSYLVANIA   ISLAND
                                INTER       INTER        INTER        INTER       INTER        INTER         INTER       INTER
                               MEDIATE     MEDIATE      MEDIATE      MEDIATE      MEDIATE      MEDIATE      MEDIATE      MEDIATE
                               MUNICIPAL   MUNICIPAL   TAX-EXEMPT    MUNICIPAL   MUNICIPAL    MUNICIPAL    MUNICIPAL    MUNICIPAL
                                 BOND        BOND        BOND         BOND         BOND         BOND         BOND         BOND
                               FUND ($)    FUND ($)     FUND ($)      FUND ($)    FUND ($)     FUND ($)      FUND ($)    FUND ($)
                             -----------  ----------  -----------  ------------  ----------  -----------  -----------  -----------
ASSETS
   Investments, at cost     196,302,598  65,920,580  508,941,313   349,533,325  86,334,747  117,746,106   23,259,368  121,563,964
                            -----------  ----------  -----------  ------------  ----------  -----------  -----------  -----------
   Investments, at value    203,477,046  67,602,825  540,400,025   364,837,953  89,494,992  123,318,232   24,276,390  127,226,478
   Receivable for:
      Investments sold               --          --    5,493,200     2,197,280          --           --           --           --
      Fund shares sold           82,176   1,713,209      248,454        77,564       6,678      295,083          181       51,235
      Interest                2,777,599     826,666    8,328,837     5,047,302   1,193,373    1,701,573      297,715    1,560,972
   Deferred Trustees'
      compensation plan           5,715       2,111       22,110         8,880       2,675        4,073        1,274        3,244
   Other assets                  26,656          --       31,343            --          --        9,867        1,477        7,478
                            -----------  ----------  -----------  ------------  ----------  -----------  -----------  -----------
      Total Assets          206,369,192  70,144,811  554,523,969   372,168,979  90,697,718  125,328,828   24,577,037  128,849,407
                            -----------  ----------  -----------  ------------  ----------  -----------  -----------  -----------
LIABILITIES
   Payable to custodian bank         --       3,506        4,612            --          --           --          318       19,650
   Payable for:
     Investments purchased      860,255     619,364    5,572,208     3,705,197          --           --           --           --
     Fund shares repurchased    669,374      20,078    1,059,938       318,497     487,809      720,386        6,103      148,734
     Distributions              477,942     171,665    1,363,814       905,575     203,802      249,960       54,974      343,494
     Investment advisory fee     93,515      31,034      248,137       169,665      41,526       56,308       11,612       59,056
     Administration fee          11,392       3,779       30,442        19,727       5,011        6,866        1,415        7,194
     Transfer agent fee           6,980       1,132       17,014        14,545       2,757       11,229        2,083        9,109
     Pricing and bookkeeping
      fees                        4,477       1,874        9,917         6,275       2,959        2,169          631        3,100
     Trustees' fees               1,587          98          160         1,462       1,510           56           94           33
     Distribution and
      service fees               18,857       1,895       10,199        19,475       6,087        9,600        1,409        2,132
     Audit fee                    6,746      11,813        4,378        10,745       9,517        9,518        7,885        8,885
     Registration fee                --       4,829           --            --       9,017           --       10,363           --
     Custody fee                  3,014       1,872        5,544         4,649       1,739        2,084        1,338        1,951
   Deferred Trustees' fees        5,715       2,111       22,110         8,880       2,675        4,073        1,274        3,244
   Other liabilities                 --       3,556           --         6,180       2,352           --          839           --
                            -----------  ----------  -----------  ------------  ----------  -----------  -----------  -----------
      Total Liabilities       2,159,854     878,606    8,348,473     5,190,872     776,761    1,072,249      100,338      606,582

NET ASSETS                  204,209,338  69,266,205  546,175,496   366,978,107  89,920,957  124,256,579   24,476,699  128,242,825
                            -----------  ----------  -----------  ------------  ----------  -----------  -----------  -----------
NET ASSETS CONSIST OF:
   Paid-in capital          197,634,283  67,671,763  512,222,023   352,862,910  86,485,843  118,353,655   24,629,511  122,234,001
   Undistributed net
    investment income           290,801         399      936,974        89,858      52,106       59,803        9,473       48,958
   Accumulated net realized
    gain (loss)                (890,194)    (88,202)   1,557,787    (1,279,289)    222,763      270,995   (1,179,307)     297,352
   Net unrealized
    appreciation of
    investments               7,174,448   1,682,245   31,458,712    15,304,628   3,160,245    5,572,126    1,017,022    5,662,514
                            -----------  ----------  -----------  ------------  ----------  -----------  -----------  -----------

NET ASSETS                  204,209,338  69,266,205  546,175,496   366,978,107  89,920,957  124,256,579   24,476,699  128,242,825



                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES____________________________________________
                                                  Columbia Tax-Exempt Bond Funds



                                                                                                                       COLUMBIA
                               COLUMBIA     COLUMBIA                  COLUMBIA    COLUMBIA     COLUMBIA    COLUMBIA     RHODE
                              CONNECTICUT    FLORIDA    COLUMBIA   MASSACHUSETTS NEW JERSEY    NEW YORK  PENNSYLVANIA   ISLAND
                                 INTER       INTER       INTER         INTER      INTER         INTER       INTER       INTER
                                MEDIATE      MEDIATE     MEDIATE      MEDIATE     MEDIATE       MEDIATE      MEDIATE     MEDIATE
                               MUNICIPAL   MUNICIPAL    TAX-EXEMPT   MUNICIPAL   MUNICIPAL    MUNICIPAL    MUNICIPAL   MUNICIPAL
                                 BOND         BOND        BOND         BOND        BOND         BOND        BOND        BOND
                                FUND ($)    FUND ($)     FUND ($)     FUND ($)    FUND ($)      FUND ($)    FUND ($)    FUND ($)
                              -----------  ----------  -----------  -----------  ----------   ----------  ----------  -----------
NET ASSETS:
    Class A                    10,953,423   2,481,703   21,964,249    9,827,611   3,783,877    8,112,250   2,135,329      899,130
    Class B                     5,925,682     415,387    3,003,828    4,081,568   1,964,714    3,538,188     819,879      851,220
    Class C                    13,458,807   1,869,020    2,130,776    8,090,019   4,772,202    3,739,829     478,411    1,771,330
    Class G                       331,375          --    1,427,192    1,266,551     196,520      324,098          --      399,397
    Class T                    34,544,174          --   22,692,491   70,806,834   7,306,660   22,651,891          --   15,181,723
    Class Z                   138,995,877  64,500,095  494,956,960  272,905,524  71,896,984   85,890,323  21,043,080  109,140,025
                              -----------  ----------  -----------  -----------  ----------   ----------  ----------  -----------
SHARES OF BENEFICIAL
 INTEREST OUTSTANDING:
    Class A                     1,013,707     242,394    2,099,200      925,434     366,420      693,712     209,521       79,470
    Class B                       548,407      40,570      287,082      384,356     190,247      302,603      80,446       75,233
    Class C                     1,245,580     182,552      203,641      761,828     462,116      319,829      46,942      156,559
    Class G                        30,668          --      136,402      119,270      19,029       27,718          --       35,300
    Class T                     3,196,973          --    2,168,764    6,667,811     707,520    1,937,239          --    1,341,809
    Class Z                    12,863,760   6,299,828   47,303,899   25,699,137   6,961,926    7,345,589   2,064,721    9,646,107
                              -----------  ----------  -----------  -----------  ----------   ----------  ----------  -----------
CLASS A:
    Net asset value per
     share (a)                      10.81       10.24        10.46        10.62       10.33        11.69       10.19        11.31
    Maximum sales charge             4.75%       4.75%        4.75%        4.75%       4.75%        4.75%       4.75%        4.75%
    Maximum offering price
     per share (b)                  11.35       10.75        10.98        11.15       10.85        12.27       10.70        11.87
                              -----------  ----------  -----------  -----------  ----------   ----------  ----------  -----------
CLASS B:
    Net asset value and offering
       price per share (a)          10.81       10.24        10.46        10.62       10.33        11.69       10.19        11.31
                              -----------  ----------  -----------  -----------  ----------   ----------  ----------  -----------
CLASS C:
    Net asset value and offering
       price per share (a)          10.81       10.24        10.46        10.62       10.33        11.69       10.19        11.31
                              -----------  ----------  -----------  -----------  ----------   ----------  ----------  -----------
CLASS G:
    Net asset value and offering
       price per share (a)          10.81          --        10.46        10.62       10.33        11.69          --        11.31
                              -----------  ----------  -----------  -----------  ----------   ----------  ----------  -----------
CLASS T:
    Net asset value per share
     (a)                            10.81          --        10.46        10.62       10.33        11.69          --        11.31
    Maximum sales charge             4.75%         --         4.75%        4.75%       4.75%        4.75%         --         4.75%
    Maximum offering price
     per share (b)                  11.35          --        10.98        11.15       10.85        12.27          --        11.87
                              -----------  ----------  -----------  -----------  ----------   ----------  ----------  -----------
CLASS Z:
    Net asset value, offering
     and redemption
       price per share              10.81       10.24        10.46        10.62       10.33        11.69       10.19        11.31


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS_______________________________________________________
For the Six Months Ended April 30, 2004 (unaudited)
                                                  Columbia Tax-Exempt Bond Funds



                                                                                                                         COLUMBIA
                                COLUMBIA    COLUMBIA                  COLUMBIA     COLUMBIA     COLUMBIA    COLUMBIA      RHODE
                              CONNECTICUT   FLORIDA      COLUMBIA  MASSACHUSETTS  NEW JERSEY    NEW YORK  PENNSYLVANIA   ISLAND
                                 INTER       INTER        INTER        INTER        INTER        INTER       INTER        INTER
                                MEDIATE     MEDIATE       MEDIATE     MEDIATE      MEDIATE      MEDIATE      MEDIATE      MEDIATE
                               MUNICIPAL   MUNICIPAL    TAX-EXEMPT   MUNICIPAL    MUNICIPAL     MUNICIPAL   MUNICIPAL    MUNICIPAL
                                  BOND        BOND         BOND         BOND         BOND         BOND        BOND        BOND
                                FUND ($)    FUND ($)     FUND ($)     FUND ($)     FUND ($)     FUND ($)    FUND ($)     FUND ($)
                              -----------  ----------   ----------  -----------   ----------   ----------  ----------   ----------
 INVESTMENT INCOME
 INCOME

    Interest                    4,492,239   1,478,328   12,818,130    8,421,057    1,908,390    2,558,818     581,857    2,930,937
    Dividends                      14,633       1,805       48,455       33,924        9,457       12,376       2,814       12,779
                              -----------  ----------   ----------  -----------   ----------   ----------  ----------   ----------
       Total income             4,506,872   1,480,133   12,866,585    8,454,981    1,917,847    2,571,194     584,671    2,943,716
                              -----------  ----------   ----------  -----------   ----------   ----------  ----------   ----------
 EXPENSES

    Investment advisory fee       582,135     200,212    1,542,846    1,067,644      248,319      342,949      77,173      373,342
    Administration fee             70,915      24,389      190,083      130,058       30,250       41,778       9,401       45,480
    Distribution fee:
       Class B                     21,327       1,764        9,885       15,054        7,063       11,883       3,155        3,111
       Class C                     50,888       7,301        6,318       30,317       16,793       12,508       1,893        7,399
       Class G                      1,119          --        5,708        4,896          656        1,122          --        1,455
    Service fee:
       Class A                     13,891       2,510       21,808       10,668        4,189       10,413       2,741          937
       Class B                      7,109         586        3,042        5,018        2,354        3,961       1,051        1,037
       Class C                     16,963       2,434        1,944       10,106        5,598        4,170         631        2,466
       Class G                        258          --        1,317        1,130          151          259          --          336
    Shareholder services fee
     -- Class T                    27,258          --       17,986       56,212        5,707       17,866          --           --
    Transfer agent fee:
       Class A                      1,663          84        4,435        1,249          546        1,930         354          112
       Class B                        845          28          751          608          564          940         135          125
       Class C                      2,009         108          397        1,224          805          888          81          298
       Class G                         51          --          442          236           64          143          --           68
       Class T                      5,491          --        5,803       11,470        1,923        7,203          --        4,479
       Class Z                     21,687       3,937       79,981       44,567       10,527       18,490       3,936       15,438
    Pricing and bookkeeping fees   36,083      17,521       64,650       42,151       27,511       24,503      11,277       26,812
    Custody fee                     8,034       4,687       14,464       11,260        5,573        5,904       3,451        6,165
    Trustees' fees                  6,128       4,329        8,914        7,458        5,121        3,974       4,392        5,642
    Registration fee               60,073      48,112       28,299       44,366       35,303       54,651      35,547       44,459
    Audit fee                      12,807      16,305       15,938       16,806       15,938       15,939      14,306       15,305
    Non-recurring costs
     (See Note 7)                   3,409       1,132        9,154        6,176        1,491        2,062         426        2,154
    Other expenses                 16,141      10,517       57,187       34,226       12,053       18,883       5,897       13,542
                              -----------  ----------   ----------  -----------   ----------   ----------  ----------   ----------
       Total expenses             966,284     345,956    2,091,352    1,552,900      438,499      602,419     175,847      570,162
    Fees waived by Distributor
     -- Class C                   (23,748)     (3,407)      (4,374)     (14,148)      (7,837)      (5,837)       (883)      (3,453)
    Fees waived by Transfer Agent:
       Class A                         --          --          (13)          --           (2)          (6)         --           --
       Class B                         --          --         (153)          --           (1)          (3)         --           --
       Class C                         --          --          (29)          --           (2)          (3)         --           --
       Class G                         --          --           (1)          --          (19)         (47)         --           --
       Class T                         --          --          (15)          --           (3)         (18)         --           --
       Class Z                         --          --         (316)          --          (33)         (66)         --           --
    Non-recurring costs assumed by
       Investment Advisor (See
       Note 7)                     (3,409)     (1,132)      (9,154)      (6,176)      (1,491)      (2,062)       (426)      (2,154)
    Custody earnings credit           (21)        (35)        (130)          --          (18)          (7)        (15)         (52)
                              -----------  ----------   ----------  -----------   ----------   ----------  ----------   ----------
       Net expenses               939,106     341,382    2,077,167    1,532,576      429,093      594,370     174,523      564,503
                              -----------  ----------   ----------  -----------   ----------   ----------  ----------   ----------
NET INVESTMENT INCOME           3,567,766   1,138,751   10,789,418    6,922,405    1,488,754    1,976,824     410,148    2,379,213



                       See Notes to Financial Statments.

STATEMENTS OF OPERATIONS________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds



                                                                                                                         COLUMBIA
                                COLUMBIA    COLUMBIA                  COLUMBIA     COLUMBIA     COLUMBIA    COLUMBIA      RHODE
                              CONNECTICUT   FLORIDA      COLUMBIA  MASSACHUSETTS  NEW JERSEY    NEW YORK  PENNSYLVANIA    ISLAND
                                 INTER       INTER        INTER        INTER        INTER        INTER       INTER        INTER
                                MEDIATE     MEDIATE       MEDIATE     MEDIATE      MEDIATE      MEDIATE      MEDIATE      MEDIATE
                               MUNICIPAL   MUNICIPAL    TAX-EXEMPT   MUNICIPAL    MUNICIPAL     MUNICIPAL   MUNICIPAL    MUNICIPAL
                                  BOND        BOND         BOND         BOND         BOND         BOND        BOND        BOND
                                FUND ($)    FUND ($)     FUND ($)     FUND ($)     FUND ($)     FUND ($)    FUND ($)     FUND ($)
                              -----------  ----------  -----------  -----------   ----------  -----------  ----------   ----------
 NETREALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS
    AND FUTURES CONTRACTS
    Net realized gain on:
       Investments                423,254     535,703    1,939,642    1,384,355      149,033      168,727     259,209      507,053
       Futures contracts          174,062          --           --           --       74,138      103,148          --      109,594
                              -----------  ----------  -----------  -----------   ----------  -----------  ----------   ----------
    Net realized gain             597,316     535,703    1,939,642    1,384,355      223,171      271,875     259,209      616,647
    Net change in unrealized
       appreciation/depreciation
       on investments          (3,943,400) (1,640,946) (11,655,936)  (8,069,349)  (1,534,465)  (2,042,603)   (556,581)  (2,451,484)
                              -----------  ----------  -----------  -----------   ----------  -----------  ----------   ----------
    NET LOSS                   (3,346,084) (1,105,243)  (9,716,294)  (6,684,994)  (1,311,294)  (1,770,728)   (297,372)  (1,834,837)
                              -----------  ----------  -----------  -----------   ----------  -----------  ----------   ----------
    NET INCREASE RESULTING
       FROM OPERATIONS            221,682      33,508    1,073,124      237,411      177,460      206,096     112,776      544,376



                       See Notes to Financial Statments.

STATEMENTS OF CHANGES IN NET ASSETS_____________________________________________
                                                  Columbia Tax-Exempt Bond Funds


                                                                 COLUMBIA CONNECTICUT             COLUMBIA FLORIDA
                                                                INTERMEDIATE MUNICIPAL         INTERMEDIATE MUNICIPAL
                                                                       BOND FUND                      BOND FUND
                                                              ----------------------------    ----------------------------
                                                               (UNAUDITED)                     (UNAUDITED)
                                                               SIX MONTHS         YEAR         SIX MONTHS        YEAR
                                                                  ENDED           ENDED           ENDED          ENDED
                                                                APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS:                              2004 ($)        2003 ($)        2004 ($)        2003 ($)
                                                              ------------    ------------    ------------    ------------
OPERATIONS
   Net investment income                                         3,567,766       7,333,110       1,138,751       2,680,092
   Net realized gain on investments and futures contracts          597,316         530,579         535,703         664,835
   Net change in unrealized appreciation/
       depreciation of investments                              (3,943,400)     (1,116,296)     (1,640,946)       (888,683)
                                                              ------------    ------------    ------------    ------------
       Net increase in net assets resulting from operations        221,682       6,747,393          33,508       2,456,244
                                                              ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                    (182,262)       (175,448)        (28,861)        (10,552)
       Class B                                                     (71,772)        (64,809)         (5,050)         (3,905)
       Class C                                                    (194,642)       (213,179)        (24,304)        (21,088)
       Class G                                                      (4,703)        (10,287)             --              --
       Class T                                                    (614,424)     (1,377,216)             --              --
       Class Z                                                  (2,550,995)     (5,235,050)     (1,080,534)     (2,644,573)
   Net realized gains:
       Class A                                                          --              --              --              --
       Class B                                                          --              --              --              --
       Class C                                                          --              --              --              --
       Class G                                                          --              --              --              --
       Class T                                                          --              --              --              --
       Class Z                                                          --              --              --              --
                                                              ------------    ------------    ------------    ------------
         Total distributions to shareholders                    (3,618,798)     (7,075,989)     (1,138,749)     (2,680,118)
                                                              ------------    ------------    ------------    ------------
NET CAPITAL SHARE TRANSACTIONS                                  (5,843,167)     86,886,511      (3,207,634)     (4,111,476)
                                                              ------------    ------------    ------------    ------------
   Net increase (decrease) in net assets                        (9,240,283)     86,557,915      (4,312,875)     (4,335,350)
                                                              ------------    ------------    ------------    ------------
NET ASSETS
   Beginning of period                                         213,449,621     126,891,706      73,579,080      77,914,430
   End of period                                               204,209,338     213,449,621      69,266,205      73,579,080
                                                              ------------    ------------    ------------    ------------
   Undistributed net investment income, at end of period           290,801         341,833             399             397




                                                                       COLUMBIA                   COLUMBIA MASSACHUSETTS
                                                                INTERMEDIATE TAX-EXEMPT           INTERMEDIATE MUNICIPAL
                                                                       BOND FUND                        BOND FUND
                                                              ----------------------------    ----------------------------
                                                               (UNAUDITED)                    (UNAUDITED)
                                                               SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                                 ENDED           ENDED           ENDED           ENDED
                                                                APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
 INCREASE (DECREASE) IN NET ASSETS:                             2004 ($)        2003 ($)        2004 ($)        2003 ($)
                                                              ------------    ------------    ------------    ------------
OPERATIONS
   Net investment income                                        10,789,418      22,065,786       6,922,405      14,250,456
   Net realized gain on investments and futures contracts        1,939,642       1,413,643       1,384,355         854,530
   Net change in unrealized appreciation/
       depreciation of investments                             (11,655,936)      4,003,495      (8,069,349)      1,520,299
                                                              ------------    ------------    ------------    ------------
       Net increase in net assets resulting from operations      1,073,124      27,482,924         237,411      16,625,285
                                                              ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                    (393,863)       (610,299)       (143,359)       (102,198)
       Class B                                                     (45,112)        (89,903)        (52,576)        (47,140)
       Class C                                                     (33,204)        (34,102)       (120,067)       (118,233)
       Class G                                                     (26,323)        (68,994)        (21,299)        (44,456)
       Class T                                                    (438,508)       (918,078)     (1,301,953)     (2,992,396)
       Class Z                                                  (9,844,213)    (19,768,924)     (5,273,343)    (10,936,983)
   Net realized gains:
       Class A                                                     (16,915)             --              --              --
       Class B                                                      (2,365)             --              --              --
       Class C                                                      (1,616)             --              --              --
       Class G                                                      (1,545)             --              --              --
       Class T                                                     (19,223)             --              --              --
       Class Z                                                    (408,410)             --              --              --
                                                              ------------    ------------    ------------    ------------
         Total distributions to shareholders                   (11,231,297)    (21,490,300)     (6,912,597)    (14,241,406)
                                                              ------------    ------------    ------------    ------------
NET CAPITAL SHARE TRANSACTIONS                                 (11,472,556)    290,658,310     (19,638,706)     97,236,690
                                                              ------------    ------------    ------------    ------------
   Net increase (decrease) in net assets                       (21,630,729)    296,650,934     (26,313,892)     99,620,569
                                                              ------------    ------------    ------------    ------------
NET ASSETS
   Beginning of period                                         567,806,225     271,155,291     393,291,999     293,671,430
   End of period                                               546,175,496     567,806,225     366,978,107     393,291,999
                                                              ------------    ------------    ------------    ------------
   Undistributed net investment income, at end of period           936,974         928,779          89,858          80,050




                                                                   COLUMBIA NEW JERSEY              COLUMBIA NEW YORK
                                                                 INTERMEDIATE MUNICIPAL          INTERMEDIATE MUNICIPAL
                                                                        BOND FUND                      BOND FUND
                                                              ----------------------------    ----------------------------
                                                               (UNAUDITED)                     (UNAUDITED)
                                                               SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                                 ENDED           ENDED           ENDED           ENDED
                                                                APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
 INCREASE (DECREASE) IN NET ASSETS:                              2004 ($)        2003 ($)        2004 ($)       2003 ($)
                                                              ------------    ------------    ------------    ------------
OPERATIONS
   Net investment income                                         1,488,754       2,976,345       1,976,824       3,697,587
   Net realized gain on investments and futures contracts          223,171         264,808         271,875         241,013
   Net change in unrealized appreciation/
       depreciation of investments                              (1,534,465)        519,431      (2,042,603)        872,172
                                                              ------------    ------------    ------------    ------------
       Net increase in net assets resulting from operations        177,460       3,760,584         206,096       4,810,772
                                                              ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                     (51,719)        (29,233)       (123,226)       (141,736)
       Class B                                                     (21,844)        (20,686)        (35,105)        (30,691)
       Class C                                                     (60,255)        (54,722)        (42,592)        (27,440)
       Class G                                                      (2,573)         (5,113)         (4,169)         (8,655)
       Class T                                                    (121,596)       (281,249)       (364,873)       (822,201)
       Class Z                                                  (1,224,907)     (2,559,107)     (1,384,920)     (2,651,135)
   Net realized gains:
       Class A                                                      (9,840)             (7)        (13,639)         (5,263)
       Class B                                                      (5,562)           (783)         (5,897)         (2,082)
       Class C                                                     (13,691)           (130)         (6,531)         (1,256)
       Class G                                                        (607)         (1,403)           (685)         (1,550)
       Class T                                                     (23,018)        (72,571)        (47,081)       (129,345)
       Class Z                                                    (215,117)       (554,382)       (165,485)       (348,379)
                                                              ------------    ------------    ------------    ------------
         Total distributions to shareholders                    (1,750,729)     (3,579,386)     (2,194,203)     (4,169,733)
                                                              ------------    ------------    ------------    ------------
NET CAPITAL SHARE TRANSACTIONS                                   1,005,787       2,316,238       2,076,224      17,718,311
                                                              ------------    ------------    ------------    ------------
   Net increase (decrease) in net assets                          (567,482)      2,497,436          88,117      18,359,350
                                                              ------------    ------------    ------------    ------------
NET ASSETS
   Beginning of period                                          90,488,439      87,991,003     124,168,462     105,809,112
   End of period                                                89,920,957      90,488,439     124,256,579     124,168,462
                                                              ------------    ------------    ------------    ------------
   Undistributed net investment income, at end of period            52,106          46,246          59,803          37,864




                                                                COLUMBIA PENNSYLVANIA            COLUMBIA RHODE ISLAND
                                                                INTERMEDIATE MUNICIPAL           INTERMEDIATE MUNICIPAL
                                                                       BOND FUND                        BOND FUND
                                                              ----------------------------    ----------------------------
                                                               (UNAUDITED)                    (UNAUDITED)
                                                               SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                                  ENDED           ENDED          ENDED           ENDED
                                                                 APRIL 30,     OCTOBER 31,      APRIL 30,      OCTOBER 31,
 INCREASE (DECREASE) IN NET ASSETS:                              2004 ($)        2003 ($)        2004 ($)        2003 ($)
                                                              ------------    ------------    ------------    ------------
OPERATIONS
   Net investment income                                           410,148         816,253       2,379,213       4,907,854
   Net realized gain on investments and futures contracts          259,209          69,787         616,647         454,261
   Net change in unrealized appreciation/
       depreciation of investments                                (556,581)        127,381      (2,451,484)        325,834
                                                              ------------    ------------    ------------    ------------
       Net increase in net assets resulting from operations        112,776       1,013,421         544,376       5,687,949
                                                              ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                                     (29,780)        (30,476)        (12,044)         (5,904)
       Class B                                                      (8,274)         (9,065)        (10,371)         (6,420)
       Class C                                                      (5,841)         (4,497)        (28,222)        (25,917)
       Class G                                                          --              --          (6,072)        (12,031)
       Class T                                                          --              --        (521,696)     (1,531,626)
       Class Z                                                    (363,291)       (772,413)     (1,791,429)     (3,305,726)
   Net realized gains:
       Class A                                                          --              --              --              --
       Class B                                                          --              --              --              --
       Class C                                                          --              --              --              --
       Class G                                                          --              --              --              --
       Class T                                                          --              --              --              --
       Class Z                                                          --              --              --              --
                                                              ------------    ------------    ------------    ------------
         Total distributions to shareholders                      (407,186)       (816,451)     (2,369,834)     (4,887,624)
                                                              ------------    ------------    ------------    ------------
NET CAPITAL SHARE TRANSACTIONS                                  (3,840,871)      2,579,421     (14,416,041)      4,418,916
                                                              ------------    ------------    ------------    ------------
   Net increase (decrease) in net assets                        (4,135,281)      2,776,391     (16,241,499)      5,219,241
                                                              ------------    ------------    ------------    ------------
NET ASSETS
   Beginning of period                                          28,611,980      25,835,589     144,484,324     139,265,083
   End of period                                                24,476,699      28,611,980     128,242,825     144,484,324
                                                              ------------    ------------    ------------    ------------
   Undistributed net investment income, at end of period             9,473           6,511          48,958          39,579



                       See Notes to Financial Statements.

                                  76-77 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY____________________
                                                  Columbia Tax-Exempt Bond Funds



                                                              COLUMBIA CONNECTICUT INTERMEDIATE
                                                                   MUNICIPAL BOND FUND
                                                 ------------------------------------------------------------
                                                           (UNAUDITED)
                                                        SIX MONTHS ENDED                  YEAR ENDED
                                                         APRIL 30, 2004                OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                     SHARES       DOLLARS ($)      SHARES         DOLLARS ($)
                                                 ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                      119,842       1,335,641       1,137,835      12,614,407
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                             5,781          63,968           5,925          65,460
   Redemptions                                       (130,112)     (1,444,209)       (125,564)     (1,383,417)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                         (4,489)        (44,600)      1,018,196      11,296,450

CLASS B
   Subscriptions                                       82,062         906,833         542,054       6,006,930
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                             3,241          35,852           2,989          32,999
   Redemptions                                        (25,520)       (281,682)        (56,419)       (620,609)
                                                 ------------    ------------    ------------    ------------
       Net increase                                    59,783         661,003         488,624       5,419,320

CLASS C
   Subscriptions                                      179,259       1,994,860       1,358,080      15,077,325
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                             8,755          96,840          11,482         126,789
   Redemptions                                       (183,858)     (2,034,366)       (128,138)     (1,410,932)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                          4,156          57,334       1,241,424      13,793,182

CLASS G
   Subscriptions                                           --              --              27             300
   Proceeds received in connection with merger             --              --          23,984         263,389
   Distributions reinvested                               340           3,756             756           8,358
   Redemptions                                         (1,119)        (12,565)         (5,868)        (64,580)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                           (779)         (8,809)         18,899         207,467

CLASS T
   Subscriptions                                       14,263         158,031          44,495         492,745
   Proceeds received in connection with merger             --              --       1,759,647      19,323,434
   Distributions reinvested                            39,077         432,374          89,795         991,781
   Redemptions                                       (293,981)     (3,269,532)       (462,618)     (5,098,529)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                       (240,641)     (2,679,127)      1,431,319      15,709,431

CLASS Z
   Subscriptions                                      536,529       5,970,113       2,589,890      28,631,404
   Proceeds received in connection with merger             --              --       3,268,446      35,893,404
   Distributions reinvested                             4,644          51,384           7,515          82,236
   Redemptions                                       (889,077)     (9,850,465)     (2,193,373)    (24,146,383)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                       (347,904)     (3,828,968)      3,672,478      40,460,661




                                                                 COLUMBIA FLORIDA INTERMEDIATE
                                                                     MUNICIPAL BOND FUND
                                                 ------------------------------------------------------------
                                                         (UNAUDITED)
                                                       SIX MONTHS ENDED                    YEAR ENDED
                                                        APRIL 30, 2004                 OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)      SHARES         DOLLARS ($)
                                                 ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                      200,098       2,109,293          67,701         712,253
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                             2,630          27,622             906           9,511
   Redemptions                                        (10,115)       (106,525)        (18,826)       (200,047)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                        192,613       2,030,390          49,781         521,717

CLASS B
   Subscriptions                                       12,948         136,248          40,870         431,972
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                               164           1,724             127           1,325
   Redemptions                                        (11,228)       (117,883)         (2,311)        (24,703)
                                                 ------------    ------------    ------------    ------------
       Net increase                                     1,884          20,089          38,686         408,594

CLASS C
   Subscriptions                                       19,727         207,126         203,221       2,167,312
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                               309           3,244             129           1,350
   Redemptions                                        (31,322)       (330,132)         (9,512)       (100,445)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                        (11,286)       (119,762)        193,838       2,068,217

CLASS G
   Subscriptions                                           --              --              --              --
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                                --              --              --              --
   Redemptions                                             --              --              --              --
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                             --              --              --              --

CLASS T
   Subscriptions                                           --              --              --              --
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                                --              --              --              --
   Redemptions                                             --              --              --              --
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                             --              --              --              --

CLASS Z
   Subscriptions                                      823,912       8,637,683       1,817,040      19,056,416
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                               440           4,620           4,028          42,521
   Redemptions                                     (1,304,871)    (13,780,654)     (2,507,678)    (26,208,941)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                       (480,519)     (5,138,351)       (686,610)     (7,110,004)




                                                                   COLUMBIA INTERMEDIATE
                                                                   TAX-EXEMPT BOND FUND
                                                 ------------------------------------------------------------
                                                          (UNAUDITED)
                                                       SIX MONTHS ENDED                   YEAR ENDED
                                                         APRIL 30, 2004                OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                 ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                      238,382       2,547,883       1,019,079      10,913,390
   Proceeds received in connection with merger             --              --       1,373,858      14,482,811
   Distributions reinvested                            22,296         239,260          32,484         347,911
   Redemptions                                       (178,212)     (1,920,228)       (408,687)     (4,356,076)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                         82,466         866,915       2,016,734      21,388,036

CLASS B
   Subscriptions                                       34,858         375,452         142,513       1,524,104
   Proceeds received in connection with merger             --              --         317,969       3,351,771
   Distributions reinvested                             2,094          22,472           3,498          37,458
   Redemptions                                        (33,797)       (364,586)       (180,053)     (1,934,370)
                                                 ------------    ------------    ------------    ------------
       Net increase                                     3,155          33,338         283,927       2,978,963

CLASS C
   Subscriptions                                       74,957         806,400          85,970         931,329
   Proceeds received in connection with merger             --              --          59,477         626,964
   Distributions reinvested                             1,947          20,894           2,014          21,569
   Redemptions                                        (15,983)       (171,963)         (4,741)        (50,489)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                         60,921         655,331         142,720       1,529,373

CLASS G
   Subscriptions                                          334           3,599           4,122          55,583
   Proceeds received in connection with merger             --              --         241,881       2,549,106
   Distributions reinvested                             2,387          25,626           5,479          58,691
   Redemptions                                        (53,306)       (578,390)        (85,863)       (975,767)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                        (50,585)       (549,165)        165,619       1,687,613

CLASS T
   Subscriptions                                       46,727         508,555          61,579         646,157
   Proceeds received in connection with merger             --              --       1,572,471      16,573,017
   Distributions reinvested                            33,978         364,696          70,512         755,041
   Redemptions                                       (193,789)     (2,081,950)       (549,195)     (5,772,185)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                       (113,084)     (1,208,699)      1,155,367      12,202,030

CLASS Z
   Subscriptions                                    2,692,977      29,007,352       7,843,465      83,938,376
   Proceeds received in connection with merger             --              --      32,947,616     347,239,609
   Distributions reinvested                           198,567       2,132,061         372,369       3,989,414
   Redemptions                                     (3,948,133)    (42,409,689)    (17,222,261)   (184,295,104)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                     (1,056,589)    (11,270,276)     23,941,189     250,872,295



                       See Notes to Financial Statements.

                                  78-79 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY____________________
                                                  Columbia Tax-Exempt Bond Funds



                                                             COLUMBIA MASSACHUSETTS INTERMEDIATE
                                                                       MUNICIPAL BOND FUND
                                                 ------------------------------------------------------------
                                                          (UNAUDITED)
                                                        SIX MONTHS ENDED                  YEAR ENDED
                                                         APRIL 30, 2004                 OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)      SHARES         DOLLARS ($)
                                                 ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                      367,943       4,018,786         725,512       7,914,660
   Distributions reinvested                             8,383          91,095           5,608          60,832
   Redemptions                                        (72,433)       (783,622)       (109,579)     (1,195,669)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                        303,893       3,326,259         621,541       6,779,823

CLASS B
   Subscriptions                                       54,341         590,172         372,997       4,062,414
   Distributions reinvested                             2,896          31,491           2,504          27,186
   Redemptions                                        (26,015)       (282,479)        (22,367)       (240,610)
                                                 ------------    ------------    ------------    ------------
       Net increase                                    31,222         339,184         353,134       3,848,990

CLASS C
   Subscriptions                                      111,570       1,221,173       1,007,644      10,990,411
   Distributions reinvested                             5,437          59,134           6,373          69,144
   Redemptions                                        (59,677)       (650,194)       (309,519)     (3,370,934)
                                                 ------------    ------------    ------------    ------------
       Net increase                                    57,330         630,113         704,498       7,688,621

CLASS G
   Subscriptions                                           --              --           2,772          30,000
   Proceeds received in connection with merger             --              --          36,194         388,140
   Distributions reinvested                             1,909          20,774           3,970          43,125
   Redemptions                                        (31,493)       (346,440)         (3,350)        (36,341)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                        (29,584)       (325,666)         39,586         424,924

CLASS T
   Subscriptions                                       48,490         529,608         461,105       5,021,523
   Proceeds received in connection with merger             --              --       2,832,794      30,378,658
   Distributions reinvested                            94,897       1,032,288         214,273       2,327,001
   Redemptions                                       (577,866)     (6,307,790)     (3,137,260)    (33,966,554)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                       (434,479)     (4,745,894)        370,912       3,760,628

CLASS Z
   Subscriptions                                    1,850,292      20,203,420       5,930,961      64,389,358
   Proceeds received in connection with merger             --              --       8,147,074      87,369,350
   Distributions reinvested                             6,947          75,532           9,746         105,924
   Redemptions                                     (3,580,893)    (39,141,654)     (7,109,765)    (77,130,928)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                     (1,723,654)    (18,862,702)      6,978,016      74,733,704




                                                             COLUMBIA NEW JERSEY INTERMEDIATE
                                                                      MUNICIPAL BOND FUND
                                                 ------------------------------------------------------------
                                                          (UNAUDITED)
                                                       SIX MONTHS ENDED                   YEAR ENDED
                                                         APRIL 30, 2004                OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                 ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                      186,729       1,984,322         325,883       3,416,936
   Distributions reinvested                             4,457          47,096           1,753          18,409
   Redemptions                                        (69,248)       (722,074)        (83,154)       (875,433)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                        121,938       1,309,344         244,482       2,559,912

CLASS B
   Subscriptions                                       37,323         394,839         220,242       2,325,410
   Distributions reinvested                             2,129          22,514           1,651          17,367
   Redemptions                                         (9,152)        (97,235)        (61,946)       (646,506)
                                                 ------------    ------------    ------------    ------------
       Net increase                                    30,300         320,118         159,947       1,696,271

CLASS C
   Subscriptions                                      129,563       1,379,551         408,932       4,318,990
   Distributions reinvested                             4,999          52,894           4,515          47,541
   Redemptions                                        (57,997)       (618,104)        (27,896)       (291,111)
                                                 ------------    ------------    ------------    ------------
       Net increase                                    76,565         814,341         385,551       4,075,420

CLASS G
   Subscriptions                                           --              --           1,467          17,703
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                               117           1,241             329           3,438
   Redemptions                                           (180)         (1,924)        (12,207)       (127,696)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                            (63)           (683)        (10,411)       (106,555)

CLASS T
   Subscriptions                                          887           9,380           5,499          57,811
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                            11,684         123,607          29,382         308,202
   Redemptions                                        (43,036)       (455,995)       (264,355)     (2,756,948)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                        (30,465)       (323,008)       (229,474)     (2,390,935)

CLASS Z
   Subscriptions                                      639,621       6,796,944       1,331,498      14,056,172
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                             7,617          80,600          59,672         622,573
   Redemptions                                       (755,315)     (7,991,869)     (1,728,677)    (18,196,620)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                       (108,077)     (1,114,325)       (337,507)     (3,517,875)




                                                              COLUMBIA NEW YORK INTERMEDIATE
                                                                    MUNICIPAL BOND FUND
                                                 ------------------------------------------------------------
                                                          (UNAUDITED)
                                                       SIX MONTHS ENDED                   YEAR ENDED
                                                         APRIL 30, 2004                OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                 ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                      264,441       3,170,251         887,949      10,626,154
   Distributions reinvested                             7,711          92,261           7,135          84,781
   Redemptions                                       (330,349)     (3,958,834)       (143,175)     (1,730,949)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                        (58,197)       (696,322)        751,909       8,979,986

CLASS B
   Subscriptions                                       83,880       1,004,899         275,009       3,298,790
   Distributions reinvested                             2,149          25,724           1,798          21,351
   Redemptions                                        (24,945)       (300,267)        (35,288)       (413,858)
                                                 ------------    ------------    ------------    ------------
       Net increase                                    61,084         730,356         241,519       2,906,283

CLASS C
   Subscriptions                                      103,104       1,236,367         243,456       2,912,118
   Distributions reinvested                             2,562          30,668           1,319          15,676
   Redemptions                                        (16,702)       (199,832)        (13,910)       (165,151)
                                                 ------------    ------------    ------------    ------------
       Net increase                                    88,964       1,067,203         230,865       2,762,643

CLASS G
   Subscriptions                                           92           1,100           4,078          48,070
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                               400           4,795             834           9,887
   Redemptions                                         (2,630)        (31,674)         (4,047)        (48,970)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                         (2,138)        (25,779)            865           8,987

CLASS T
   Subscriptions                                       16,443         197,828          65,345         774,314
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                            26,873         321,806          62,681         742,990
   Redemptions                                       (159,698)     (1,910,741)       (605,803)     (7,185,310)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                       (116,382)     (1,391,107)       (477,777)     (5,668,006)

CLASS Z
   Subscriptions                                    1,053,739      12,691,071       2,137,856      25,396,326
   Proceeds received in connection with merger             --              --              --              --
   Distributions reinvested                             8,686         104,140          18,955         223,934
   Redemptions                                       (866,952)    (10,403,338)     (1,423,991)    (16,891,842)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                        195,473       2,391,873         732,820       8,728,418



                       See Notes to Financial Statements.

                                  80-81 Spread

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY____________________
                                                  Columbia Tax-Exempt Bond Funds


                                                              COLUMBIA PENNSYLVANIA INTERMEDIATE
                                                                     MUNICIPAL BOND FUND
                                                 ------------------------------------------------------------
                                                          (UNAUDITED)
                                                       SIX MONTHS ENDED                   YEAR ENDED
                                                         APRIL 30, 2004                OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                 ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                        5,374          56,165         225,990       2,352,117
   Distributions reinvested                             2,567          26,837           2,684          27,875
   Redemptions                                         (5,607)        (58,856)        (21,487)       (225,297)
                                                 ------------    ------------    ------------    ------------
       Net increase                                     2,334          24,146         207,187       2,154,695

CLASS B
   Subscriptions                                        6,492          67,877          85,158         883,645
   Distributions reinvested                               715           7,471             804           8,356
   Redemptions                                         (5,400)        (56,297)         (7,323)        (75,553)
                                                 ------------    ------------    ------------    ------------
       Net increase                                     1,807          19,051          78,639         816,448

CLASS C
   Subscriptions                                        3,542          37,206          55,378         578,004
   Distributions reinvested                               369           3,859             331           3,434
   Redemptions                                         (5,922)        (61,681)         (6,756)        (72,086)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                         (2,011)        (20,616)         48,953         509,352

CLASS G
   Subscriptions                                           --              --              --              --
   Distributions reinvested                                --              --              --              --
   Redemptions                                             --              --              --              --
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                             --              --              --              --

CLASS T
   Subscriptions                                           --              --              --              --
   Distributions reinvested                                --              --              --              --
   Redemptions                                             --              --              --              --
                                                 ------------    ------------    ------------    ------------
       Net decrease                                        --              --              --              --

CLASS Z
   Subscriptions                                      108,905       1,139,635         628,893       6,503,075
   Distributions reinvested                               378           3,949           1,195          12,361
   Redemptions                                       (475,802)     (5,007,036)       (710,546)     (7,416,510)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                       (366,519)     (3,863,452)        (80,458)       (901,074)




                                                              COLUMBIA RHODE ISLAND INTERMEDIATE
                                                                    MUNICIPAL BOND FUND
                                                 ------------------------------------------------------------
                                                          (UNAUDITED)
                                                       SIX MONTHS ENDED                   YEAR ENDED
                                                         APRIL 30, 2004                OCTOBER 31, 2003
                                                 ----------------------------    ----------------------------
                                                    SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                 ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                       37,239         431,664          41,900         487,438
   Distributions reinvested                               907          10,489             400           4,587
   Redemptions                                           (360)         (4,178)           (616)         (7,085)
                                                 ------------    ------------    ------------    ------------
       Net increase                                    37,786         437,975          41,684         484,940

CLASS B
   Subscriptions                                       13,893         161,594          70,636         818,764
   Distributions reinvested                               786           9,090             502           5,757
   Redemptions                                         (7,355)        (84,770)         (3,229)        (37,447)
                                                 ------------    ------------    ------------    ------------
       Net increase                                     7,324          85,914          67,909         787,074

CLASS C
   Subscriptions                                       12,605         145,830         213,667       2,459,767
   Distributions reinvested                             1,150          13,299           1,251          14,400
   Redemptions                                        (34,138)       (398,944)        (37,976)       (434,930)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                        (20,383)       (239,815)        176,942       2,039,237

CLASS G
   Subscriptions                                           --              --           3,415          39,146
   Distributions reinvested                               431           4,991             879          10,105
   Redemptions                                         (4,752)        (55,834)         (3,206)        (37,245)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                         (4,321)        (50,843)          1,088          12,006

CLASS T
   Subscriptions                                       21,102         244,433         284,969       3,269,510
   Distributions reinvested                            19,589         226,577          46,880         538,911
   Redemptions                                     (2,280,077)    (26,661,909)       (755,398)     (8,631,449)
                                                 ------------    ------------    ------------    ------------
       Net decrease                                (2,239,386)    (26,190,899)       (423,549)     (4,823,028)

CLASS Z
   Subscriptions                                    2,471,712      28,908,492       1,359,595      15,645,875
   Distributions reinvested                             1,946          22,506           2,991          34,413
   Redemptions                                     (1,505,842)    (17,389,371)       (849,786)     (9,761,601)
                                                 ------------    ------------    ------------    ------------
       Net increase (decrease)                        967,816      11,541,627         512,800       5,918,687



                       See Notes to Financial Statements.

                                  82-83 Spread

NOTES TO FINANCIAL STATEMENTS___________________________________________________
April 30, 2004 (unaudited)                        Columbia Tax-Exempt Bond Funds

NOTE 1. ORGANIZATION

Columbia Funds Trust V (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following Funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

   Columbia Connecticut Intermediate Municipal Bond Fund ("Connecticut") Columbia Florida Intermediate Municipal Bond Fund ("Florida")
   Columbia Intermediate Tax-Exempt Bond Fund ("Intermediate Tax-Exempt") Columbia Massachusetts Intermediate Municipal Bond Fund ("Massachusetts") Columbia New Jersey Intermediate Municipal Bond Fund ("New Jersey") Columbia New York Intermediate Municipal Bond Fund ("New York")
   Columbia Pennsylvania Intermediate Municipal Bond Fund ("Pennsylvania") Columbia Rhode Island Intermediate Municipal Bond Fund ("Rhode Island")

All Funds are non-diversified except for Intermediate Tax-Exempt, which is a diversified portfolio.

INVESTMENT GOAL

Each Fund, except Intermediate Tax-Exempt, seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the personal income tax of its state, as is consistent with relative stability of principal. The Intermediate Tax-Exempt Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

FUND SHARES

The Funds may issue an unlimited number of shares. Connecticut, Intermediate Tax-Exempt, Massachusetts, New Jersey, New York and Rhode Island each offer six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Florida and Pennsylvania each offer four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield,

________________________________________________________________________________
April 30, 2004 (unaudited)                        Columbia Tax-Exempt Bond Funds

quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Investments in other investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

________________________________________________________________________________
April 30, 2004 (unaudited)                        Columbia Tax-Exempt Bond Funds

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended October 31, 2003 was as follows:

                                            OCTOBER 31, 2003
                              ---------------------------------------------
                               TAX-EXEMPT       ORDINARY        LONG-TERM
                                 INCOME         INCOME*       CAPITAL GAINS
                              -------------   ------------   --------------
  Connecticut .............   $   7,017,937   $     58,052   $           --
  Florida .................       2,680,118             --               --
  Intermediate Tax-Exempt..      21,255,449        234,851               --
  Massachusetts ...........      14,241,406             --               --
  New Jersey ..............       2,975,324          6,668          597,394
  New York ................       3,681,858             --          487,875
  Pennsylvania ............         816,451             --               --
  Rhode Island ............       4,887,142            482               --

  * For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2004, based on cost of investments for federal income tax purposes, was:

                                UNREALIZED     UNREALIZED    NET UNREALIZED
                               APPRECIATION   DEPRECIATION    APPRECIATION
                              -------------   ------------   --------------
  Connecticut .............   $   8,841,588   $ (1,470,491)  $    7,371,097
  Florida .................       2,094,507       (412,062)       1,682,445
  Intermediate Tax-Exempt..      32,679,353     (1,054,663)      31,624,690
  Massachusetts ...........      17,135,344     (1,744,511)      15,390,833
  New Jersey ..............       3,549,668       (347,399)       3,202,269
  New York ................       6,125,804       (508,800)       5,617,004
  Pennsylvania ............       1,061,165        (28,863)       1,032,302
  Rhode Island ............       6,238,457       (524,621)       5,713,836

The following capital loss carryforwards, determined as of October 31, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

  YEAR OF EXPIRATION                           CONNECTICUT*     FLORIDA
  ------------------                          ------------   --------------
  2008.....................................   $  1,416,353   $      561,408
  2009.....................................             --           62,497
                                              ------------   --------------
  Total....................................   $  1,416,353   $      623,905
                                              ------------   --------------

  YEAR OF EXPIRATION          MASSACHUSETTS*  PENNSYLVANIA    RHODE ISLAND
  ------------------          -------------   ------------   --------------
  2007.....................   $     280,904   $         --   $      110,423
  2008.....................       2,278,516      1,252,369          208,872
  2009.....................          16,299        186,147               --
  2010.....................           3,059             --               --
                              -------------   ------------   --------------
  Total....................   $   2,578,778   $  1,438,516   $      319,295
                              -------------   ------------   --------------

  * The availability of a portion of these capital loss carryforwards ($397,070 with respect to Connecticut and $283,963 with respect to Massachusetts), which were acquired on November 15, 2002 and December 6, 2002, respectively, in connection with the Galaxy Funds reorganization, may be limited in a given year.

________________________________________________________________________________
April 30, 2004 (unaudited)                        Columbia Tax-Exempt Bond Funds

The following capital loss carryforwards were utilized and/or expired during the year ended October 31, 2003. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as reduction of paid-in capital.

    Connecticut                 $     539,939
    Florida                           664,835
    Intermediate Tax-Exempt         1,051,797
    Massachusetts                     875,860
    Pennsylvania                       69,787
    Rhode Island                      476,535

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). On April 1, 2004, FleetBoston, including the Funds' investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

INVESTMENT ADVISORY FEE

Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets as follows:

  AVERAGE DAILY NET ASSETS     ANNUAL FEE RATE
  ------------------------     ---------------
  First $500 million                      0.55%
  Next  $500 million                      0.50%
  Next  $500 million                      0.45%
  Next  $500 million                      0.40%
  Over  $2 billion                        0.35%

For the six months ended April 30, 2004, the annualized effective investment advisory fee rates for the Funds were as follows:

  Connecticut                             0.55%
  Florida                                 0.55%
  Intermediate Tax-Exempt                 0.54%
  Massachusetts                           0.55%
  New Jersey                              0.55%
  New York                                0.55%
  Pennsylvania                            0.55%
  Rhode Island                            0.55%

ADMINISTRATION FEE

Columbia provides administrative and other services to the Funds for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives an annual fee, in addition to fees for pricing services, based on the average daily net assets of each Fund as follows:

           AVERAGE DAILY NET ASSETS              ANNUAL FEE RATE
  --------------------------------------------   ---------------
  Under $50 million                              $        25,000
  Over $50 million but less than $200 million    $        35,000
  Over $200 million but less than $500 million   $        50,000
  Over $500 million but less than $1 billion     $        85,000
  Over $1 billion                                $       125,000

The annual fees for a Fund with more than 25% in non-domestic assets, as measured on a monthly basis, will be 150% of the fees disclosed above.

For the six months ended April 30, 2004, the annualized effective pricing and bookkeeping fee rates for the Funds were as follows:

    Connecticut                            0.034%
    Florida                                0.048%
    Intermediate Tax-Exempt                0.023%
    Massachusetts                          0.022%
    New Jersey                             0.061%
    New York                               0.039%
    Pennsylvania                           0.080%
    Rhode Island                           0.040%

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

________________________________________________________________________________
April 30, 2004 (unaudited)                        Columbia Tax-Exempt Bond Funds

Effective January 1, 2004, the Transfer Agent has voluntarily agreed to waive a portion of its Fund-level transfer agent fees for Intermediate Tax-Exempt, New Jersey and New York. These arrangements may be revised or discontinued by the Transfer Agent at any time. Prior to January 1, 2004, the transfer agent fees were waived on a class basis for the Funds listed above. Columbia had contractually agreed to waive a portion of the transfer agent fees through November 25, 2003, November 18, 2003 and November 25, 2003 for Intermediate Tax-Exempt, New Jersey and New York, respectively. After that time, the Transfer Agent voluntarily agreed to maintain the class level waivers until January 1, 2004.

For the period January 1, 2004 through April 30, 2004, the Transfer Agent waived fees for the Funds as follows:

                               FEES WAIVED
                               -----------
Intermediate Tax-Exempt        $       348
New Jersey                              41
New York                                96

For the period November 1, 2003 through December 31, 2003, the Transfer Agent waived class-level transfer agent fees as follows:

                                  FEES WAIVED
                     CLASS B        CLASS C        CLASS G
                    ---------     -----------     ----------
Intermediate
   Tax-Exempt       $     151     $        28            N/A
New Jersey                N/A             N/A     $       19
New York                  N/A             N/A     $       47

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds. For the six months ended April 30, 2004, the Distributor has retained net underwriting discounts and CDSC fees as follows:



                               FRONT-END
                              SALES CHARGE                              CDSC
                           ------------------    ---------------------------------------------------
                           CLASS A    CLASS T    CLASS A    CLASS B    CLASS C    CLASS G    CLASS T
                           -------    -------    -------    -------    -------    -------    -------
Connecticut ...........    $ 2,661    $   106    $   400    $ 2,731    $ 3,550    $   338    $    --
Florida ...............         --         --         --      1,686         --         --         --
Intermediate Tax-Exempt      2,810        266         --        688         49        279         --
Massachusetts .........      9,306        463         --      1,989      2,975        915         --
New Jersey ............      3,103     31,084         --        300      4,601         92         --
New York ..............        664         35         --      6,098      1,079         --         --
Pennsylvania ..........        308         --         --        664        261         --         --
Rhode Island ..........        400         13         --      1,986      2,003      1,500         --


The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:



                                  DISTRIBUTION FEE                       SERVICE FEE
                           -----------------------------    ----------------------------------------
                           CLASS B    CLASS C 1  CLASS G 2  CLASS A    CLASS B    CLASS C    CLASS G 2
                           -------    -------    -------    -------    -------    -------    -------
Connecticut ...........       0.75%      0.75%      0.65%      0.25%      0.25%      0.25%      0.50%
Florida ...............       0.75%      0.75%       N/A       0.25%      0.25%      0.25%       N/A
Intermediate Tax-Exempt       0.65%      0.65% 3    0.65%      0.20%      0.20%      0.20%      0.50%
Massachusetts .........       0.75%      0.75%      0.65%      0.25%      0.25%      0.25%      0.50%
New Jersey ............       0.75%      0.75%      0.65%      0.25%      0.25%      0.25%      0.50%
New York ..............       0.75%      0.75%      0.65%      0.25%      0.25%      0.25%      0.50%
Pennsylvania ..........       0.75%      0.75%       N/A       0.25%      0.25%      0.25%       N/A
Rhode Island ..........       0.75%      0.75%      0.65%      0.25%      0.25%      0.25%      0.50%


   1 With the exception of Intermediate Tax-Exempt, the Distributor has voluntarily limited a portion of Class C shares distribution fees so that the combined distribution and service fees will not exceed 0.65% annually of average net assets.

   2 Under the Plan, the Funds do not intend to pay more than a total of 0.80% annually for Class G shares.

   3 The Distributor has voluntarily limited a portion of Intermediate Tax-Exempt's Class C shares distribution fees so that the combined distribution and service fees will not exceed 0.40% annually of average net assets.

________________________________________________________________________________
April 30, 2004 (unaudited)                        Columbia Tax-Exempt Bond Funds

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SHAREHOLDER SERVICES FEES

Connecticut, Intermediate Tax-Exempt, Massachusetts, New Jersey, New York and Rhode Island have adopted shareholder services plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisors. Currently, the service plan has not been implemented with respect to the Funds' Class Z shares. The annual service fee may equal up to 0.50% annually for Class T shares, but will not exceed each Fund's net investment income attributable to Class T shares. Connecticut, Intermediate Tax-Exempt, Massachusetts, New Jersey and New York do not intend to pay more than 0.15% annually for Class T shareholder services fees. No fees were charged under the Class T service plan with respect to Rhode Island.

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND DIRECTORS

The Funds pay no compensation to their officers, all of whom are employees of Columbia or its affiliates.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. For the six months ended April 30, 2004, the Funds paid the following fees to Columbia for such services:

    Connecticut                   $        810
    Florida                                705
    Intermediate Tax-Exempt              1,098
    Massachusetts                          958
    New Jersey                             715
    New York                               741
    Pennsylvania                           666
    Rhode Island                           757


These amounts are included in "Other expenses" on the Statements of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended April 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                                 PURCHASES         SALES
                                ------------    ------------
  Connecticut .............     $ 23,881,178    $ 23,469,733
  Florida .................        7,904,438      10,821,103
  Intermediate
    Tax-Exempt.............       60,370,413      68,165,275
  Massachusetts............       28,700,556      48,420,408
  New Jersey ..............        6,336,013       7,171,979
  New York ................        7,512,862       5,819,576
  Pennsylvania.............        1,294,677       4,920,842
  Rhode Island.............        7,454,971      21,924,979

NOTE 6. LINE OF CREDIT

The Funds and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each Fund based on its borrowings. In addition, the Funds have agreed to pay commitment fees on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. For the six months ended April 30, 2004, the Funds did not borrow under this arrangement.

________________________________________________________________________________
April 30, 2004 (unaudited)                        Columbia Tax-Exempt Bond Funds

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

Connecticut, Florida, Massachusetts, New Jersey, New York, Pennsylvania and Rhode Island have greater than 5% of their total investments at April 30, 2004 invested in debt obligations issued by the respective state and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of each respective specific state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended April 30, 2004, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

    Connecticut                   $      3,409
    Florida                              1,132
    Intermediate Tax-Exempt              9,154
    Massachusetts                        6,176
    New Jersey                           1,491
    New York                             2,062
    Pennsylvania                           426
    Rhode Island                         2,154

________________________________________________________________________________
April 30, 2004 (unaudited)                        Columbia Tax-Exempt Bond Funds

NOTE 8. BUSINESS COMBINATIONS AND MERGERS

Each Fund is the successor to a separate series of The Galaxy Fund ("Galaxy"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

As of the end of business on November 15, 2002, the Galaxy Connecticut Municipal Bond Fund ("CTMBF"), previously a series fund of Galaxy, merged into Galaxy Connecticut Intermediate Municipal Bond Fund. The combined Fund, Galaxy Connecticut Intermediate Municipal Bond Fund, previously a series fund of Galaxy, was reorganized as Liberty Connecticut Intermediate Municipal Bond Fund (currently known as Columbia Connecticut Intermediate Municipal Fund). Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares, respectively. Liberty Connecticut Intermediate Municipal Fund received a tax-free transfer of assets from CTMBF as follows:

                           NET ASSETS
            SHARES          OF CTMBF       UNREALIZED
            ISSUED          RECEIVED      APPRECIATION 1
         ------------     ------------    ------------
            5,052,077     $ 55,480,227    $  3,695,139

           NET ASSETS                      NET ASSETS
           OF GALAXY                       OF LIBERTY
          CONNECTICUT       NET ASSETS    CONNECTICUT
         INTERMEDIATE           OF         INTERMEDIATE
           MUNICIPAL           CTMBF        MUNICIPAL
           BOND FUND        IMMEDIATELY     BOND FUND
           PRIOR TO          PRIOR TO         AFTER
          COMBINATION       COMBINATION    COMBINATION
         ------------      ------------    ------------
         $126,839,980      $ 55,480,227    $182,320,207

1 Unrealized appreciation is included in the Net Assets Received amount shown above.

As of the end of business on November 22, 2002, the Galaxy Tax-Exempt Bond Fund ("GTEBF"), previously a series fund of Galaxy, Galaxy II Municipal Bond Fund ("GMBF"), previously a series fund of Galaxy II, and Stein Roe Intermediate Municipals Fund ("SRIMF"), previously a series fund of Stein Roe Funds Municipal Trust, merged into Galaxy Intermediate Tax-Exempt Bond Fund. The combined Fund, Galaxy Intermediate Tax-Exempt Bond Fund, previously a series fund of Galaxy, was reorganized as Liberty Intermediate Tax-Exempt Bond Fund (currently known as Columbia Intermediate Tax-Exempt Bond Fund). Class A, Class B, Class C and Class Z shares were issued in exchange for Class A, Class B, Class C and Class S shares of SRIMF, respectively. Class Z shares were issued in exchange for Trust shares of GMBF. Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares of GTEBF, respectively. Liberty Intermediate Tax-Exempt Bond Fund received a tax-free transfer of assets from GTEBF, GMBF and SRIMF as follows:

                           NET ASSETS
                            OF GTEBF,
                            GMBF AND
            SHARES           SRIMF         UNREALIZED
            ISSUED          RECEIVED      APPRECIATION 1
         ------------     ------------    ------------
GTEBF      19,562,763     $206,150,025    $ 12,412,779
GMBF        3,778,536       39,825,556       1,442,581
SRIMF      13,171,973      138,847,697      11,142,808

          NET ASSETS       NET ASSETS      NET ASSETS
          OF GALAXY         OF GTEBF,      OF LIBERTY
         INTERMEDIATE         GMBF        INTERMEDIATE
          TAX-EXEMPT        AND SRIMF      TAX-EXEMPT
           BOND FUND       IMMEDIATELY      BOND FUND
           PRIOR TO          PRIOR TO         AFTER
         COMBINATION       COMBINATION     COMBINATION
         ------------     ------------    ------------
         $268,826,917     $384,823,278    $653,650,195

1 Unrealized appreciation is included in the Net Assets Received amount shown above.

As of the end of business on December 6, 2002, the Galaxy Massachusetts Municipal Bond Fund ("GMAMBF"), previously a series fund of Galaxy, merged into Galaxy Massachusetts Intermediate Municipal Bond Fund. The combined Fund, Galaxy Massachusetts Intermediate Municipal Bond Fund, previously a series fund of Galaxy, was reorganized as Liberty Massachusetts Intermediate Municipal Bond Fund (currently known as Columbia Massachusetts Intermediate Municipal Bond
Fund). Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares, respectively. Liberty Massachusetts Intermediate Municipal Fund received a tax-free transfer of assets from GMAMBF as follows:

                           NET ASSETS
            SHARES          OF GMAMBF      UNREALIZED
            ISSUED          RECEIVED      APPRECIATION 1
         ------------     ------------    ------------
           11,016,062     $118,136,148    $  6,020,630

________________________________________________________________________________
April 30, 2004 (unaudited)                        Columbia Tax-Exempt Bond Funds

         NET ASSETS                        NET ASSETS
          OF GALAXY                        OF LIBERTY
        MASSACHUSETTS                     MASSACHUSETTS
         INTERMEDIATE       NET ASSETS    INTERMEDIATE
          MUNICIPAL         OF GMAMBF       MUNICIPAL
          BOND FUND        IMMEDIATELY      BOND FUND
          PRIOR TO          PRIOR TO         AFTER
         COMBINATION       COMBINATION     COMBINATION
        -------------     ------------    -------------
        $ 290,707,153     $118,136,148    $ 408,843,301

1 Unrealized appreciation is included in the Net Assets Received amount shown above.

As of the end of business on November 15, 2002, the Galaxy Florida Municipal Bond Fund, previously a series fund of Galaxy, was reorganized as the Liberty Florida Intermediate Municipal Bond Fund (currently known as Columbia Florida Intermediate Municipal Bond Fund). Class Z shares were issued in exchange for Trust shares. Class A, Class B and Class C shares commenced operations on November 18, 2002.

As of the end of business on November 15, 2002, the Galaxy New Jersey Municipal Bond Fund, previously a series fund of Galaxy, was reorganized as the Liberty New Jersey Intermediate Municipal Bond Fund (currently known as Columbia New Jersey Intermediate Municipal Bond Fund). Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 18, 2002.

As of the end of business on November 15, 2002, the Galaxy Rhode Island Municipal Bond Fund, previously a series fund of Galaxy, was reorganized as the Liberty Rhode Island Intermediate Municipal Bond Fund (currently known as Columbia Rhode Island Intermediate Municipal Bond Fund). Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 18, 2002.

As of the end of business on November 22, 2002, the Galaxy New York Municipal Bond Fund, previously a series fund of Galaxy, was reorganized as the Liberty New York Intermediate Municipal Bond Fund (currently known as Columbia New York Intermediate Municipal Bond Fund). Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 25, 2002.

As of the end of business on November 22, 2002, the Galaxy Pennsylvania Municipal Bond Fund, previously a series fund of Galaxy, was reorganized as the Liberty Pennsylvania Intermediate Municipal Bond Fund (currently known as Columbia Pennsylvania Intermediate Municipal Bond Fund). Class Z shares were issued in exchange for Trust shares. Class A, Class B and Class C shares commenced operations on November 25, 2002.

FINANCIAL HIGHLIGHTS____________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               (UNAUDITED)
                                               SIX MONTHS
                                                 ENDED          PERIOD ENDED
                                                APRIL 30,        OCTOBER 31,
CLASS A SHARES                                    2004           2003 (a)(b)
                                               -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.99      $      10.98
                                               -----------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.18              0.36
Net realized and unrealized gain (loss)
 on investments and futures contracts                (0.18)               --(d)
                                               -----------      ------------
Total from Investment Operations                        --              0.36
                                               -----------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.18)            (0.35)
                                               -----------      ------------
NET ASSET VALUE, END OF PERIOD                 $     10.81      $      10.99
Total return (e)(f)                                  (0.02)%            3.32%(g)
                                               -----------      ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                       1.03%             1.01%
Net investment income (h)(i)                          3.23%             3.29%
Waiver/reimbursement                                    --              0.20%(i)
Portfolio turnover rate                                 11%(f)            15%
Net assets, end of period (000's)              $    10,953      $     11,186
                                               -----------      ------------

(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.
(b) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               (UNAUDITED)
                                               SIX MONTHS
                                                 ENDED          PERIOD ENDED
                                                APRIL 30,        OCTOBER 31,
CLASS B SHARES                                    2004           2003 (a)(b)
                                               -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.99      $      10.98
                                               -----------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.14              0.28
Net realized and unrealized gain (loss)
  on investments and futures contracts               (0.18)               --(d)
                                               -----------      ------------
Total from Investment Operations                     (0.04)             0.28
                                               -----------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.14)            (0.27)
                                               -----------      ------------
NET ASSET VALUE, END OF PERIOD                 $     10.81      $      10.99
Total return (e)(f)                                  (0.39)%            2.57%(g)
                                               -----------      ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                       1.78%             1.77%
Net investment income (h)(i)                          2.48%             2.54%
Waiver/reimbursement                                    --              0.20%(i)
Portfolio turnover rate                                 11%(f)            15%
Net assets, end of period (000's)              $     5,926      $      5,368
                                               -----------      ------------

(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.
(b) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               (UNAUDITED)
                                               SIX MONTHS
                                                 ENDED          PERIOD ENDED
                                                APRIL 30,        OCTOBER 31,
CLASS C SHARES                                    2004           2003 (a)(b)
                                               -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.99      $      10.98
                                               -----------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.16              0.32
Net realized and unrealized gain (loss)
 on investments and futures contracts                (0.18)               --(d)
                                               -----------      ------------
Total from Investment Operations                     (0.02)             0.32
                                               -----------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.16)            (0.31)
                                               -----------      ------------
NET ASSET VALUE, END OF PERIOD                 $     10.81      $      10.99
Total return (e)(f)(g)                               (0.22)%            2.93%
                                               -----------      ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                       1.43%             1.41%
Net investment income (h)(i)                          2.83%             2.91%
Waiver/reimbursement (i)                              0.35%             0.55%
Portfolio turnover rate                                 11%(f)            15%
Net assets, end of period (000's)              $    13,459      $     13,638
                                               -----------      ------------

(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.
(b) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                               (UNAUDITED)
                                                SIX MONTHS
                                                 ENDED             YEAR ENDED OCTOBER 31,         PERIOD ENDED
                                                APRIL 30,       ---------------------------        OCTOBER 31,
CLASS G SHARES                                    2004           2003 (a)(b)          2002          2001 (c)
                                               -----------      ------------       --------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.99      $      10.98       $  10.92       $      10.69
                                               -----------      ------------       --------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.15(d)           0.32(d)        0.34(f)            0.23
Net realized and unrealized gain (loss)
 on investments and futures contracts                (0.18)               --(e)        0.06(f)            0.23
                                               -----------      ------------       --------       ------------
Total from Investment Operations                     (0.03)             0.32           0.40               0.46
                                               -----------      ------------       --------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.15)            (0.31)         (0.34)             (0.23)
                                               -----------      ------------       --------       ------------
NET ASSET VALUE, END OF PERIOD                 $     10.81      $      10.99       $  10.98       $      10.92
Total return (g)                                     (0.29)%(h)         2.92%(i)       3.79%(i)           4.33%(h)(i)
                                               -----------      ------------       --------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                          1.58%(k)          1.63%          1.56%              1.69%(k)
Net investment income (j)                             2.68%(k)          2.90%          3.21%(f)           3.21%(k)
Waiver/reimbursement                                    --              0.20%          0.21%              0.19%(k)
Portfolio turnover rate                                 11%(h)            15%             3%                36%
Net assets, end of period (000's)              $       331      $        345       $    138       $         46
                                               -----------      ------------       --------       ------------


(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.
(b) On November 18, 2002, the Galaxy Connecticut Intermediate Municipal Bond Fund, Retail B shares were redesignated Liberty Connecticut Intermediate Municipal Bond Fund, Class G shares.
(c) The Galaxy Connecticut Intermediate Municipal Bond Fund began issuing Retail B shares on March 1, 2001.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h)  Not annualized.
(i) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                               (UNAUDITED)
                                                SIX MONTHS
                                                  ENDED                      YEAR ENDED OCTOBER 31,              PERIOD ENDED
                                                APRIL 30,       -------------------------------------------       OCTOBER 31,
CLASS T SHARES                                    2004           2003 (a)(b)         2002            2001          2000 (c)
                                               -----------      -----------       ---------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.99      $     10.98       $   10.92      $    10.41      $      10.22
                                               -----------      -----------       ---------      ----------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.19(d)          0.40(d)         0.42(f)         0.43              0.15(d)
Net realized and unrealized gain (loss)
 on investments and futures contracts                (0.18)              --(e)         0.06(f)         0.50              0.19
                                               -----------      -----------       ---------      ----------      ------------
Total from Investment Operations                      0.01             0.40            0.48            0.93              0.34
                                               -----------      -----------       ---------      ----------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.19)           (0.39)          (0.42)          (0.42)            (0.15)
                                               -----------      -----------       ---------      ----------      ------------
NET ASSET VALUE, END OF PERIOD                 $     10.81      $     10.99       $   10.98      $    10.92      $      10.41
Total return (g)                                      0.03%(h)         3.64%(i)        4.51%(i)        9.10%(i)          3.23%(h)(i)
                                               -----------      -----------       ---------      ----------      ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                          0.93%(k)         0.92%           0.87%           0.93%             0.95%(k)
Net investment income (j)                             3.33%(k)         3.61%           3.90%(f)        3.97%             4.20%(k)
Waiver/reimbursement                                    --             0.20%           0.21%           0.19%             0.42%(k)
Portfolio turnover rate                                 11%(h)           15%              3%             36%               30%(h)
Net assets, end of period (000's)              $    34,544      $    37,766       $  22,027      $   27,691      $         66
                                               -----------      -----------       ---------      ----------      ------------


(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.
(b) On November 18, 2002, the Galaxy Connecticut Intermediate Municipal Bond Fund, Retail A shares were redesignated Liberty Connecticut Intermediate Bond Fund, Class T shares.
(c) The Galaxy Connecticut Intermediate Municipal Bond Fund began issuing Retail A shares on June 26, 2000.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Rounds to less than $0.01 per share.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h)  Not annualized.
(i) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                           Columbia Connecticut Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                     (UNAUDITED)
                                     SIX MONTHS
                                        ENDED                      YEAR ENDED OCTOBER 31,
                                      APRIL 30,       -----------------------------------------------
CLASS Z SHARES                           2004          2003 (a)(b)          2002               2001
                                     -----------      -----------      -----------        -----------
NET ASSET VALUE, BEGINNING OF PERIOD $     10.99      $     10.98      $     10.92        $     10.41
                                     -----------      -----------      -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.19(d)          0.41(d)          0.44(e)            0.44
Net realized and unrealized
   gain (loss) on investments
   and futures contracts                   (0.18)              --(f)          0.06(e)            0.51
                                     -----------      -----------      -----------        -----------
Total from Investment Operations            0.01             0.41             0.50               0.95
                                     -----------      -----------      -----------        -----------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                 (0.19)           (0.40)           (0.44)             (0.44)
From net realized gains                       --               --               --                 --
                                     -----------      -----------      -----------        -----------
Total Distributions Declared
   to Shareholders                         (0.19)           (0.40)           (0.44)             (0.44)
                                     -----------      -----------      -----------        -----------
NET ASSET VALUE, END OF PERIOD       $     10.81      $     10.99      $     10.98        $     10.92
Total return (g)                            0.11%(h)         3.82%(i)         4.67%(i)           9.32%(i)
                                     -----------      -----------      -----------        -----------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                0.78%(k)         0.75%            0.72%              0.76%
Net investment income (j)                   3.48%(k)         3.78%            4.05%(e)           4.14%
Waiver/reimbursement                          --             0.20%            0.20%              0.17%
Portfolio turnover rate                       11%(h)           15%               3%                36%
Net assets, end of period (000's)    $   138,996      $   145,145      $   104,727        $   113,952
                                     -----------      -----------      -----------        -----------




                                       PERIOD
                                        ENDED                  YEAR ENDED MAY 31,
                                     OCTOBER 31,           ---------------------------
CLASS Z SHARES                        2000 (c)                2000            1999
                                     -----------           -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD $     10.00           $     10.67     $     10.81
                                     -----------           -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.19(d)               0.46            0.48
Net realized and unrealized
   gain (loss) on investments
   and futures contracts                    0.41                 (0.62)          (0.08)
                                     -----------           -----------     -----------
Total from Investment Operations            0.60                 (0.16)           0.40
                                     -----------           -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                 (0.19)                (0.46)          (0.48)
From net realized gains                       --                 (0.05)          (0.06)
                                     -----------           -----------     -----------
Total Distributions Declared

   to Shareholders                         (0.19)                (0.51)          (0.54)
                                     -----------           -----------     -----------
NET ASSET VALUE, END OF PERIOD       $     10.41           $     10.00     $     10.67
Total return (g)                            6.01%(h)(i)          (1.45)%(i)       3.72%(i)
                                     -----------           -----------     -----------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (j)                                0.78%(k)              0.80%           0.80%
Net investment income (j)                   4.37%(k)              4.52%           4.37%
Waiver/reimbursement                        0.16%(k)              0.32%           0.32%
Portfolio turnover rate                       30%(h)                30%             19%
Net assets, end of period (000's)    $   121,974           $   148,902     $   187,725
                                     -----------           -----------     -----------


(a) On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.
(b) On November 18, 2002, the Galaxy Connecticut Municipal Bond Fund, Trust shares were redesignated Liberty Connecticut Intermediate Municipal Bond Fund, Class Z shares.
(c) The Fund commenced operations on August 1, 1994 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares and BKB shares of the Fund. Shareholders of the Predecessor Boston 1784 who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Trust shares of the Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston N.A. received BKB shares of the Fund. On June 26, 2001, BKB shares converted into Retail A shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(f)  Rounds to less than $0.01 per share.
(g)  Total return at net asset value assuming all distributions reinvested.
(h)  Not annualized.
(i) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               (UNAUDITED)
                                               SIX MONTHS
                                                 ENDED          PERIOD ENDED
                                                APRIL 30,        OCTOBER 31,
CLASS A SHARES                                    2004           2003 (a)(b)
                                               -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.42      $      10.43
                                               -----------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.15              0.32
Net realized and unrealized loss on investments      (0.18)            (0.01)
                                               -----------      ------------
Total from Investment Operations                     (0.03)             0.31
                                               -----------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.15)            (0.32)
                                               -----------      ------------
NET ASSET VALUE, END OF PERIOD                 $     10.24      $      10.42
Total return (d)(e)                                  (0.29)%            2.95%(f)
                                               -----------      ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                       1.16%             1.16%
Net investment income (g)(h)                          2.88%             3.06%
Waiver/reimbursement                                    --              0.20%(h)
Portfolio turnover rate                                 11%(e)            34%
Net assets, end of period (000's)              $     2,482      $        519
                                               -----------      ------------

(a) On October 13, 2003, the Liberty Florida Intermediate Municipal Bond Fund was renamed Columbia Florida Intermediate Municipal Bond Fund.
(b) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               (UNAUDITED)
                                               SIX MONTHS
                                                 ENDED          PERIOD ENDED
                                                APRIL 30,        OCTOBER 31,
CLASS B SHARES                                    2004           2003 (a)(b)
                                               -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.42      $      10.43
                                               -----------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.11              0.24
Net realized and unrealized loss
 on investments                                      (0.18)            (0.01)
                                               -----------      ------------
Total from Investment Operations                     (0.07)             0.23
                                               -----------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.11)            (0.24)
                                               -----------      ------------
NET ASSET VALUE, END OF PERIOD                 $     10.24      $      10.42
Total return (d)(e)                                  (0.66)%            2.23%(f)
                                               -----------      ------------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                       1.91%             1.90%
Net investment income (g)(h)                          2.16%             2.24%
Waiver/reimbursement                                    --              0.20%(h)
Portfolio turnover rate                                 11%(e)            34%
Net assets, end of period (000's)              $       415      $        403
                                               -----------      ------------

(a) On October 13, 2003, the Liberty Florida Intermediate Municipal Bond Fund was renamed Columbia Florida Intermediate Municipal Bond Fund.
(b) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               (UNAUDITED)
                                               SIX MONTHS
                                                 ENDED          PERIOD ENDED
                                                APRIL 30,        OCTOBER 31,
CLASS C SHARES                                    2004           2003 (a)(b)
                                               -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.42      $      10.43
                                               -----------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.13              0.28
Net realized and unrealized loss
 on investments                                      (0.18)            (0.01)
                                               -----------      ------------
Total from Investment Operations                     (0.05)             0.27
                                               -----------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.13)            (0.28)
                                               -----------      ------------
NET ASSET VALUE, END OF PERIOD                 $     10.24      $      10.42
Total return (d)(e)(f)                               (0.49)%            2.59%
                                               -----------      ------------
RATIOS TO AVERAGE
NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                       1.56%             1.53%
Net investment income (g)(h)                          2.51%             2.59%
Waiver/reimbursement (h)                              0.35%             0.55%
Portfolio turnover rate                                 11%(f)            34%
Net assets, end of period (000's)              $     1,869      $      2,019
                                               -----------      ------------

(a) On October 13, 2003, the Liberty Florida Intermediate Municipal Bond Fund was renamed Columbia Florida Intermediate Municipal Bond Fund.
(b) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                               Columbia Florida Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                     (UNAUDITED)
                                     SIX MONTHS
                                       ENDED                      YEAR ENDED OCTOBER 31,
                                      APRIL 30,       -----------------------------------------------
CLASS Z SHARES                          2004          2003 (a)(b)          2002               2001
                                     -----------      -----------       ----------        -----------
Net Asset Value, Beginning of Period $     10.42      $     10.43       $    10.33        $      9.87
                                     -----------      -----------       ----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.17(d)          0.36(d)          0.39(e)            0.41
Net realized and unrealized gain
   (loss) on investments
                                           (0.18)           (0.01)            0.10(e)            0.46
                                     -----------      -----------       ----------        -----------
Total from Investment Operations           (0.01)            0.35             0.49               0.87
                                     -----------      -----------       ----------        -----------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                 (0.17)           (0.36)           (0.39)             (0.41)
From net realized gains                       --               --               --                 --
                                     -----------      -----------       ----------        -----------
Total Distributions Declared
   to Shareholders                         (0.17)           (0.36)           (0.39)             (0.41)
                                     -----------      -----------       ----------        -----------
NET ASSET VALUE, END OF PERIOD       $     10.24      $     10.42       $    10.43        $     10.33
Total return (f)                           (0.17)%(g)        3.37%(h)         4.84%(h)           8.92%(h)
                                     -----------      -----------       ----------        -----------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                0.91%(j)         0.88%            0.72%              0.78%
Net investment income (i)                   3.16%(j)         3.41%            3.77%(e)           4.00%
Waiver/reimbursement                          --             0.20%            0.21%              0.19%
Portfolio turnover rate                       11%(g)           34%              17%                48%
Net assets, end of period (000's)    $    64,500      $    70,638       $   77,914        $    71,355
                                     -----------      -----------       ----------        -----------




                                       PERIOD
                                        ENDED                  YEAR ENDED MAY 31,
                                     OCTOBER 31,           --------------------------
CLASS Z SHARES                        2000 (c)                2000           1999
                                     -----------           ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD $      9.51           $    10.12      $    10.30
                                     -----------           ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.17                 0.43            0.44
Net realized and unrealized gain
   (loss) on investments
                                            0.36                (0.61)          (0.04)
                                     -----------           ----------      ----------
Total from Investment Operations            0.53                (0.18)           0.40
                                     -----------           ----------      ----------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                 (0.17)               (0.43)          (0.44)
From net realized gains                       --                   --           (0.14)
                                     -----------           ----------      ----------
Total Distributions Declared

   to Shareholders                         (0.17)               (0.43)          (0.58)
                                     -----------           ----------      ----------
NET ASSET VALUE, END OF PERIOD       $      9.87           $     9.51      $    10.12
Total return (f)                            5.62%(g)(h)         (1.76)%(h)       3.88%(h)
                                     -----------           ----------      ----------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                0.79%(j)             0.80%           0.80%
Net investment income (i)                   4.22%(j)             4.44%           4.25%
Waiver/reimbursement                        0.22%(j)             0.35%           0.34%
Portfolio turnover rate                       23%(g)               28%             11%
Net assets, end of period (000's)    $    61,773           $   61,154      $   68,796
                                     -----------           ----------      ----------


(a) On October 13, 2003, the Liberty Florida Intermediate Municipal Bond Fund was renamed Columbia Florida Intermediate Municipal Bond Fund.
(b) On November 18, 2002, the Galaxy Florida Municipal Bond Fund, Trust shares were redesignated Liberty Florida Intermediate Municipal Bond Fund, Class Z shares.
(c) The Fund commenced operations on June 30, 1997 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares of the Galaxy Florida Municipal Bond Fund.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                (UNAUDITED)
                                                SIX MONTHS
                                                  ENDED           PERIOD ENDED
                                                 APRIL 30,        OCTOBER 31,
CLASS A SHARES                                     2004            2003 (a)(b)
                                                -----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     10.65       $      10.54
                                                -----------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                              0.19               0.36
Net realized and unrealized gain (loss)
  on investments                                      (0.18)              0.11
                                                -----------       ------------
Total from Investment Operations                       0.01               0.47
                                                -----------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.19)             (0.36)
From net realized gains                               (0.01)                --
                                                -----------       ------------
Total Distributions Declared to Shareholders          (0.20)             (0.36)
                                                -----------       ------------
NET ASSET VALUE, END OF PERIOD                  $     10.46       $      10.65
Total return (d)(e)(f)                                 0.08%              4.46%
                                                -----------       ------------
RATIOS TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                        0.92%              0.93%
Net investment income (g)(h)                           3.62%              3.61%
Waiver/reimbursement (h)                                 --%(i)           0.26%
Portfolio turnover rate                                  11%(f)              9%
Net assets, end of period (000's)               $    21,964       $     21,484
                                                -----------       ------------

(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.
(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                (UNAUDITED)
                                                SIX MONTHS
                                                  ENDED           PERIOD ENDED
                                                 APRIL 30,        OCTOBER 31,
CLASS B SHARES                                     2004            2003 (a)(b)
                                                -----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     10.65       $      10.54
                                                -----------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                              0.16               0.29
Net realized and unrealized gain (loss)
 on investments                                       (0.18)              0.11
                                                -----------       ------------
Total from Investment Operations                      (0.02)              0.40
                                                -----------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.16)             (0.29)
From net realized gains                               (0.01)                --
                                                -----------       ------------
Total Distributions Declared to Shareholders          (0.17)             (0.29)
                                                -----------       ------------
NET ASSET VALUE, END OF PERIOD                  $     10.46       $      10.65
Total return (d)(e)(f)                                (0.24)%             3.85%
                                                -----------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                        1.57%              1.56%
Net investment income (g)(h)                           2.97%              2.99%
Waiver/reimbursement (h)                               0.01%              0.39%
Portfolio turnover rate                                  11%(f)              9%
Net assets, end of period (000's)               $     3,004       $      3,024
                                                -----------       ------------

(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.
(b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                (UNAUDITED)
                                                SIX MONTHS
                                                  ENDED           PERIOD ENDED
                                                 APRIL 30,        OCTOBER 31,
CLASS C SHARES                                     2004            2003 (a)(b)
                                                -----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     10.65       $      10.54
                                                -----------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                              0.18               0.34
Net realized and unrealized gain (loss)
 on investments                                       (0.18)              0.11
                                                -----------       ------------
Total from Investment Operations                         --               0.45
                                                -----------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.18)             (0.34)
From net realized gains                               (0.01)                --
                                                -----------       ------------
Total Distributions Declared to Shareholders          (0.19)             (0.34)
                                                -----------       ------------
NET ASSET VALUE, END OF PERIOD                  $     10.46       $      10.65
Total return (d)(e)(f)                                (0.02)%             4.27%
                                                -----------       ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                        1.11%              1.12%
Net investment income (g)(h)                           3.43%              3.41%
Waiver/reimbursement (h)                               0.45%              0.82%
Portfolio turnover rate                                  11%(f)              9%
Net assets, end of period (000's)               $     2,131       $      1,520
                                                -----------       ------------

(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.
(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                             (UNAUDITED)
                                              SIX MONTHS
                                                ENDED             YEAR ENDED OCTOBER 31,         PERIOD ENDED
                                              APRIL 30,         -------------------------         OCTOBER 31,
CLASS G SHARES                                  2004            2003 (a)(b)        2002             2001 (c)
                                             -----------        -----------       -------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     10.65        $     10.61       $ 10.50        $      10.26
                                             -----------        -----------       -------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.16(d)            0.32(d)       0.30(d)(e)          0.22
Net realized and unrealized gain
 (loss) on investments                             (0.18)              0.04          0.09(e)             0.23
                                             -----------        -----------       -------        ------------
Total from Investment Operations                   (0.02)              0.36          0.39                0.45
                                             -----------        -----------       -------        ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.16)             (0.32)        (0.28)              (0.21)
From net realized gains                            (0.01)                --            --                  --
                                             -----------        -----------       -------        ------------
Total Distributions Declared to Shareholders       (0.17)             (0.32)        (0.28)              (0.21)
                                             -----------        -----------       -------        ------------
NET ASSET VALUE, END OF PERIOD               $     10.46        $     10.65       $ 10.61        $      10.50
Total return (f)(g)                                (0.22)%(h)          3.37%         3.77%               4.41%(h)
                                             -----------        -----------       -------        ------------
RATIOS TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                        1.53%(j)           1.55%         1.53%               1.66%(j)
Net investment income (i)                           3.01%(j)           3.02%         2.80%(e)            3.12%(j)
Waiver/reimbursement                                  --%(j)(k)        0.21%         0.29%               1.27%(j)
Portfolio turnover rate                               11%(h)              9%           60%                 88%
Net assets, end of period (000's)            $     1,427        $     1,992       $   227        $          6
                                             -----------        -----------       -------        ------------


(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.
(b) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Retail B shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class G shares.
(c) The Galaxy Intermediate Tax-Exempt Bond Fund began issuing Retail B shares on March 1, 2001.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                             (UNAUDITED)
                                              SIX MONTHS
                                                ENDED                         YEAR ENDED OCTOBER 31,              PERIOD ENDED
                                              APRIL 30,         ---------------------------------------------      OCTOBER 31,
CLASS T SHARES                                  2004            2003 (a)(b)          2002              2001         2001 (c)
                                             -----------        -----------       ---------         ---------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     10.65        $     10.61       $   10.50         $   10.01     $       9.82
                                             -----------        -----------       ---------         ---------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.19(d)            0.38(d)         0.36(d)(e)        0.40             0.15(d)
Net realized and unrealized gain (loss)
 on investments                                    (0.18)              0.04            0.11(e)           0.49             0.19
                                             -----------        -----------       ---------         ---------     ------------
Total from Investment Operations                    0.01               0.42            0.47              0.89             0.34
                                             -----------        -----------       ---------         ---------     ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.19)             (0.38)          (0.36)            (0.40)           (0.15)
From net realized gains                            (0.01)                --              --                --               --
                                             -----------        -----------       ---------         ---------     ------------
Total Distributions Declared to Shareholders       (0.20)             (0.38)          (0.36)            (0.40)           (0.15)
                                             -----------        -----------       ---------         ---------     ------------
NET ASSET VALUE, END OF PERIOD               $     10.46        $     10.65       $   10.61         $   10.50     $      10.01
Total return (f)(g)                                 0.10%(h)           4.05%           4.59%             9.02%            3.24%(h)
                                             -----------        -----------       ---------         ---------     ------------
RATIOS TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                        0.88%(j)           0.89%           0.86%             0.91%            0.94%(j)
Net investment income (i)                           3.66%(j)           3.66%           3.47%(e)          3.89%            4.21%(j)
Waiver/reimbursement                                  --%(j)(k)        0.21%           0.20%             0.18%            0.75%(j)
Portfolio turnover rate                               11%(h)              9%             60%               88%              38%(h)
Net assets, end of period (000's)            $    22,692        $    24,307       $  11,947         $  13,746     $          1
                                             -----------        -----------       ---------         ---------     ------------


(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.
(b) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Retail A shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class T shares.
(c) The Galaxy Intermediate Tax-Exempt Bond Fund began issuing Retail A shares on June 26, 2000.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                                      Columbia Intermediate Tax-Exempt Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                     (UNAUDITED)
                                     SIX MONTHS
                                       ENDED                          YEAR ENDED OCTOBER 31,
                                      APRIL 30,         ------------------------------------------------
CLASS Z SHARES                          2004            2003 (a)(b)          2002                2001
                                     -----------        -----------       ----------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD $     10.66        $     10.61       $    10.50         $     10.01
                                     -----------        -----------       ----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.20(d)            0.40(d)          0.38(d)(e)          0.42
Net realized and unrealized gain
   (loss) on investments                   (0.19)              0.05             0.11(e)             0.49
                                     -----------        -----------       ----------         -----------
Total from Investment Operations            0.01               0.45             0.49                0.91
                                     -----------        -----------       ----------         -----------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                 (0.20)             (0.40)           (0.38)              (0.42)
From net realized gains                    (0.01)                --               --                  --
                                     -----------        -----------       ----------         -----------
Total Distributions Declared
   to Shareholders                         (0.21)             (0.40)           (0.38)              (0.42)
                                     -----------        -----------       ----------         -----------
NET ASSET VALUE, END OF PERIOD       $     10.46        $     10.66       $    10.61         $     10.50
Total return (f)(g)                         0.09%(h)           4.28%            4.77%               9.23%
                                     -----------        -----------       ----------         -----------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                0.71%(j)           0.71%            0.69%               0.74%
Net investment income (i)                   3.83%(j)           3.84%            3.64%(e)            4.06%
Waiver/reimbursement                          --%(j)(k)        0.21%            0.20%               0.15%
Portfolio turnover rate                       11%(h)              9%              60%                 88%
Net assets, end of period (000's)    $   494,957        $   515,479       $  258,982         $   252,076
                                     -----------        -----------       ----------         -----------




                                       PERIOD
                                        ENDED                 YEAR ENDED MAY 31,
                                     OCTOBER 31,        ---------------------------
Class Z Shares                        2000 (c)             2000            1999
                                     -----------        -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD $      9.60        $     10.33     $     10.52
                                     -----------        -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.18(d)            0.44            0.45
Net realized and unrealized gain
   (loss) on investments                    0.41              (0.62)          (0.01)
                                     -----------        -----------     -----------
Total from Investment Operations            0.59              (0.18)           0.44
                                     -----------        -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                 (0.18)             (0.44)          (0.45)
From net realized gains                       --              (0.11)          (0.18)
                                     -----------        -----------     -----------
Total Distributions Declared
   to Shareholders                         (0.18)             (0.55)          (0.63)
                                     -----------        -----------     -----------
NET ASSET VALUE, END OF PERIOD       $     10.01        $      9.60     $     10.33
Total return (f)(g)                         6.18%(h)          (1.70)%          4.24%
                                     -----------        -----------     -----------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                0.77%(j)           0.80%           0.80%
Net investment income (i)                   4.38%(j)           4.50%           4.31%
Waiver/reimbursement                        0.14%(j)           0.31%           0.31%
Portfolio turnover rate                       38%(h)             48%             69%
Net assets, end of period (000's)    $   261,938        $   296,711     $   356,995
                                     -----------        -----------     -----------


(a) On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Tax-Exempt Bond Fund.
(b) On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Trust shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class Z shares.
(c) The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares and BKB shares of the Galaxy Intermediate Tax-Exempt Bond Fund (the "Galaxy Fund"). Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust shares of the Galaxy Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB shares of the Galaxy Fund. On June 26, 2001, BKB shares converted into Retail A shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00, and 0.02%, respectively.
(f)  Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.
(k)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               (UNAUDITED)
                                               SIX MONTHS
                                                 ENDED          PERIOD ENDED
                                                APRIL 30,       OCTOBER 31,
CLASS A SHARES                                    2004           2003 (a)(b)
                                               -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.82      $      10.72
                                               -----------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.18              0.33
Net realized and unrealized gain (loss)
 on investments                                      (0.20)             0.10
                                               -----------      ------------
Total from Investment Operations                     (0.02)             0.43
                                               -----------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.18)            (0.33)
                                               -----------      ------------
NET ASSET VALUE, END OF PERIOD                 $     10.62      $      10.82
Total return (d)(e)                                  (0.18)%            4.02%(f)
                                               -----------      ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                       0.98%             0.99%
Net investment income (g)(h)                          3.38%             3.24%
Waiver/reimbursement                                    --              0.20%(h)
Portfolio turnover rate                                  8%(e)            11%
Net assets, end of period (000's)              $     9,828      $      6,723
                                               -----------      ------------

(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.
(b) Class A shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               (UNAUDITED)
                                               SIX MONTHS
                                                 ENDED          PERIOD ENDED
                                                APRIL 30,       OCTOBER 31,
CLASS B SHARES                                    2004           2003 (a)(b)
                                               -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.82      $      10.72
                                               -----------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.14              0.25
Net realized and unrealized gain (loss)
 on investments                                      (0.20)             0.10
                                               -----------      ------------
Total from Investment Operations                     (0.06)             0.35
                                               -----------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.14)            (0.25)
                                               -----------      ------------
NET ASSET VALUE, END OF PERIOD                 $     10.62      $      10.82
Total return (d)(e)                                  (0.56)%            3.32%(f)
                                               -----------      ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                       1.73%             1.75%
Net investment income (g)(h)                          2.63%             2.48%
Waiver/reimbursement                                    --              0.20%(h)
Portfolio turnover rate                                  8%(e)            11%
Net assets, end of period (000's)              $     4,082      $      3,820
                                               -----------      ------------

(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.
(b) Class B shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               (UNAUDITED)
                                               SIX MONTHS
                                                 ENDED          PERIOD ENDED
                                                APRIL 30,       OCTOBER 31,
CLASS C SHARES                                    2004           2003 (a)(b)
                                               -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.82      $      10.72
                                               -----------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.16              0.29
Net realized and unrealized gain (loss)
 on investments                                      (0.20)             0.10
                                               -----------      ------------
Total from Investment Operations                     (0.04)             0.39
                                               -----------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.16)            (0.29)
                                               -----------      ------------
NET ASSET VALUE, END OF PERIOD                 $     10.62      $      10.82
Total return (d)(e)(f)                               (0.38)%            3.65%
                                               -----------      ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                       1.38%             1.39%
Net investment income (g)(h)                          2.98%             2.82%
Waiver/reimbursement (h)                              0.35%             0.55%
Portfolio turnover rate                                  8%(e)            11%
Net assets, end of period (000's)              $     8,090      $      7,621
                                               -----------      ------------

(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.
(b) Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                             (UNAUDITED)
                                              SIX MONTHS
                                                ENDED               YEAR ENDED OCTOBER 31,          PERIOD ENDED
                                              APRIL 30,         -----------------------------        OCTOBER 31,
CLASS G SHARES                                  2004             2003 (a)(b)           2002           2001 (c)
                                             -----------        ------------       ---------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     10.82        $      10.76       $   10.67        $      10.44
                                             -----------        ------------       ---------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.15(d)             0.31(d)         0.33(d)(e)          0.22
Net realized and unrealized gain (loss)
 on investments                                    (0.20)               0.06            0.09(e)             0.23
                                             -----------        ------------       ---------        ------------
Total from Investment Operations                   (0.05)               0.37            0.42                0.45
                                             -----------        ------------       ---------        ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.15)              (0.31)          (0.33)              (0.22)
                                             -----------        ------------       ---------        ------------
NET ASSET VALUE, END OF PERIOD               $     10.62        $      10.82       $   10.76        $      10.67
Total return (f)                                   (0.46)%(g)           3.45%(h)        3.97%(h)            4.41%(g)(h)
                                             -----------        ------------       ---------        ------------
RATIOS TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                        1.53%(j)            1.56%           1.52%               1.56%(j)
Net investment income (i)                           2.83%(j)            2.84%           3.06%(e)            3.33%(j)
Waiver/reimbursement                                  --                0.20%           0.20%               0.18%(j)
Portfolio turnover rate                                8%(g)              11%              6%                 54%
Net assets, end of period (000's)            $     1,267        $      1,610       $   1,176        $        653
                                             -----------        ------------       ---------        ------------


(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.
(b) On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Retail B shares were redesignated Liberty Massachusetts Intermediate Municipal Bond Fund, Class G shares.
(c) The Galaxy Massachusetts Intermediate Municipal Bond Fund began issuing Retail B shares on March 1, 2001.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

 FINANCIAL HIGHLIGHTS___________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                             (UNAUDITED)
                                              SIX MONTHS
                                                ENDED                       YEAR ENDED OCTOBER 31,               PERIOD ENDED
                                              APRIL 30,         --------------------------------------------      OCTOBER 31,
CLASS T SHARES                                  2004             2003 (a)(b)          2002            2001         2001 (c)
                                             -----------        ------------       ---------        --------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     10.82        $      10.76       $   10.67        $  10.18     $      10.00
                                             -----------        ------------       ---------        --------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.19(d)             0.38(d)         0.40(d)(e)      0.42             0.15(d)
Net realized and unrealized gain (loss)
 on investments                                    (0.20)               0.06            0.09(e)         0.49             0.18
                                             -----------        ------------       ---------        --------     ------------
Total from Investment Operations                   (0.01)               0.44            0.49            0.91             0.33
                                             -----------        ------------       ---------        --------     ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.19)              (0.38)          (0.40)          (0.42)           (0.15)
                                             -----------        ------------       ---------        --------     ------------
NET ASSET VALUE, END OF PERIOD               $     10.62        $      10.82       $   10.76        $  10.67     $      10.18
Total return (f)                                   (0.13)%(g)           4.13%(h)        4.67%(h)        9.05%(h)         3.36%(g)(h)
                                             -----------        ------------       ---------        --------     ------------
RATIOS TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                        0.88%(j)            0.90%           0.85%           0.91%            0.93%(j)
Net investment income (i)                           3.48%(j)            3.51%           3.73%(e)        3.98%            4.20%(j)
Waiver/reimbursement                                  --                0.20%           0.20%           0.18%            0.16%(j)
Portfolio turnover rate                                8%(g)              11%              6%             54%              20%
Net assets, end of period (000's)            $    70,807        $     76,839       $  72,454        $ 57,071     $      1,345
                                             -----------        ------------       ---------        --------     ------------


(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.
(b) On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Retail A shares were redesignated Liberty Massachusetts Intermediate Municipal Bond Fund, Class T shares.
(c) The Galaxy Massachusetts Intermediate Municipal Bond Fund began issuing Retail A shares on June 26, 2000.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                         Columbia Massachusetts Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                       (UNAUDITED)
                                       SIX MONTHS
                                         ENDED                          YEAR ENDED OCTOBER 31,
                                        APRIL 30,         -------------------------------------------------
CLASS Z SHARES                            2004            2003 (a)(b)           2002                2001
                                       -----------        -----------       -----------         -----------
NET ASSET VALUE, BEGINNING OF PERIOD   $     10.82        $     10.76       $     10.67         $     10.18
                                       -----------        -----------       -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.20(d)            0.40(d)           0.41(d)(e)          0.43
Net realized and unrealized gain
   (loss) on investments                     (0.20)              0.06              0.09(e)             0.49
                                       -----------        -----------       -----------         -----------
Total from Investment Operations                --               0.46              0.50                0.92
                                       -----------        -----------       -----------         -----------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                   (0.20)             (0.40)            (0.41)              (0.43)
                                       -----------        -----------       -----------         -----------
NET ASSET VALUE, END OF PERIOD         $     10.62        $     10.82       $     10.76         $     10.67
Total return (f)                             (0.06)%(g)          4.31%(h)          4.84%(h)            9.24%(h)
                                       -----------        -----------       -----------         -----------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                  0.73%(j)           0.72%             0.68%               0.74%
Net investment income (i)                     3.63%(j)           3.67%             3.90%(e)            4.15%
Waiver/reimbursement                            --               0.20%             0.21%               0.16%
Portfolio turnover rate                          8%(g)             11%                6%                 54%
Net assets, end of period (000's)      $   272,906        $   296,679       $   220,042         $   191,129
                                       -----------        -----------       -----------         -----------




                                         PERIOD
                                          ENDED                YEAR ENDED MAY 31,
                                       OCTOBER 31,        -----------------------------
Class Z Shares                          2000 (c)              2000              1999
                                       -----------        -----------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD   $      9.78        $     10.39       $     10.42
                                       -----------        -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.18(d)            0.45              0.45
Net realized and unrealized gain
   (loss) on investments                      0.40              (0.61)            (0.03)
                                       -----------        -----------       -----------
Total from Investment Operations              0.58              (0.16)             0.42
                                       -----------        -----------       -----------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                   (0.18)             (0.45)            (0.45)
                                       -----------        -----------       -----------
NET ASSET VALUE, END OF PERIOD         $     10.18        $      9.78       $     10.39
Total return (f)                              5.99%(g)(h)       (1.51)%(h)         4.10%(h)
                                       -----------        -----------       -----------
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                  0.77%(j)           0.80%             0.80%
Net investment income (i)                     4.36%(j)           4.52%             4.32%
Waiver/reimbursement                          0.15%(j)           0.32%             0.32%
Portfolio turnover rate                         20%(g)             11%                9%
Net assets, end of period (000's)      $   176,306        $   231,140       $   267,871
                                       -----------        -----------       -----------

(a) On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.
(b) On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond Fund, Trust shares were redesignated Liberty Massachusetts Intermediate Municipal Bond Fund, Class Z shares.
(c) The Fund commenced operations on June 14, 1993 as a separate portfolio (the "Predecessor Boston 1784 Fund") of the Boston 1784 Funds. On June 26, 2000, the Predecessor Boston 1784 Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Boston 1784 Fund offered and sold one series of shares. In connection with the reorganization, shareholders of the Predecessor Boston 1784 Fund exchanged their shares for Trust shares and BKB shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund (the "Galaxy Fund"). Shareholders of the Predecessor Boston 1784 Fund who purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received Trust shares of the Galaxy Fund. Shareholders of the Predecessor Boston 1784 Fund who purchased their shares other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. received BKB shares of the Galaxy Fund. On June 26, 2001, BKB shares converted into Retail A shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               (UNAUDITED)
                                               SIX MONTHS
                                                 ENDED          PERIOD ENDED
                                                APRIL 30,       OCTOBER 31,
CLASS A SHARES                                    2004           2003 (a)(b)
                                               -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.50      $      10.46
                                               -----------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.17              0.31
Net realized and unrealized gain (loss)
 on investments and futures contracts                (0.14)             0.12
                                               -----------      ------------
Total from Investment Operations                      0.03              0.43
                                               -----------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.17)            (0.31)
From net realized gains                              (0.03)            (0.08)
                                               -----------      ------------
Total Distributions Declared to Shareholders         (0.20)            (0.39)
                                               -----------      ------------
NET ASSET VALUE, END OF PERIOD                 $     10.33      $      10.50
Total return (d)(e)(f)                                0.22%             4.12%
                                               -----------      ------------
RATIOS TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                       1.12%             1.14%
Net investment income (g)(h)                          3.08%             2.90%
Waiver/reimbursement (h)                                --%(i)          0.20%
Portfolio turnover rate                                  7%(e)             8%
Net assets, end of period (000's)              $     3,784      $      2,568
                                               -----------      ------------

(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.
(b) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               (UNAUDITED)
                                               SIX MONTHS
                                                 ENDED          PERIOD ENDED
                                                APRIL 30,       OCTOBER 31,
CLASS B SHARES                                    2004           2003 (a)(b)
                                               -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.50      $      10.46
                                               -----------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.12              0.23
Net realized and unrealized gain (loss)
 on investments and futures contracts                (0.14)             0.12
                                               -----------      ------------
Total from Investment Operations                     (0.02)             0.35
                                               -----------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.12)            (0.23)
From net realized gains                              (0.03)            (0.08)
                                               -----------      ------------
Total Distributions Declared to Shareholders         (0.15)            (0.31)
                                               -----------      ------------
NET ASSET VALUE, END OF PERIOD                 $     10.33      $      10.50
Total return (d)(e)(f)                               (0.17)%            3.35%
                                               -----------      ------------
RATIOS TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                       1.90%             1.91%
Net investment income (g)(h)                          2.33%             2.18%
Waiver/reimbursement (h)                                --%(i)          0.20%
Portfolio turnover rate                                  7%(e)             8%
Net assets, end of period (000's)              $     1,965      $      1,680
                                               -----------      ------------

(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.
(b) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Not annualized.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                               (UNAUDITED)
                                               SIX MONTHS
                                                 ENDED          PERIOD ENDED
                                                APRIL 30,       OCTOBER 31,
CLASS C SHARES                                    2004           2003 (a)(b)
                                               -----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.50      $      10.46
                                               -----------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.14              0.26
Net realized and unrealized gain (loss)
 on investments and futures contracts                (0.14)             0.12
                                               -----------      ------------
Total from Investment Operations                        --              0.38
                                               -----------      ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.14)            (0.26)
From net realized gains                              (0.03)            (0.08)
                                               -----------      ------------
Total Distributions Declared to Shareholders         (0.17)            (0.34)
                                               -----------      ------------
NET ASSET VALUE, END OF PERIOD                 $     10.33      $      10.50
Total return (d)(e)(f)                                0.01%             3.70%
                                               -----------      ------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                       1.53%             1.54%
Net investment income (g)(h)                          2.70%             2.54%
Waiver/reimbursement (h)                              0.35%             0.55%
Portfolio turnover rate                                  7%(e)             8%
Net assets, end of period (000's)              $     4,772      $      4,050
                                               -----------      ------------

(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.
(b) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                             (UNAUDITED)
                                              SIX MONTHS
                                                ENDED               YEAR ENDED OCTOBER 31,          PERIOD ENDED
                                              APRIL 30,         -----------------------------        OCTOBER 31,
CLASS G SHARES                                  2004             2003 (a)(b)           2002           2001 (c)
                                             -----------        ------------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD         $     10.50        $      10.47       $    10.41       $      10.16
                                             -----------        ------------       ----------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.14(d)             0.26(d)          0.31(e)            0.22
Net realized and unrealized gain (loss)
 on investments and futures contracts              (0.14)               0.11             0.12(e)            0.24
                                             -----------        ------------       ----------       ------------
Total from Investment Operations                      --                0.37             0.43               0.46
                                             -----------        ------------       ----------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.14)              (0.26)           (0.31)             (0.21)
From net realized gains                            (0.03)              (0.08)           (0.06)                --
                                             -----------        ------------       ----------       ------------
Total Distributions Declared to Shareholders       (0.17)              (0.34)           (0.37)             (0.21)
                                             -----------        ------------       ----------       ------------
NET ASSET VALUE, END OF PERIOD               $     10.33        $      10.50       $    10.47       $      10.41
Total return (f)(g)                                (0.06)%(h)           3.57%            4.22%              4.61%(h)
                                             -----------        ------------       ----------       ------------
RATIOS TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                        1.69%(j)            1.69%            1.62%              1.73%(j)
Net investment income (i)                           2.56%(j)            2.51%            3.06%(e)           3.03%(j)
Waiver/reimbursement                                0.02%(j)            0.26%            0.21%              0.33%(j)
Portfolio turnover rate                                7%(h)               8%              23%                61%
Net assets, end of period (000's)            $       197        $        200       $      309       $         14
                                             -----------        ------------       ----------       ------------


(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.
(b) On November 18, 2002, the Galaxy New Jersey Municipal Bond Fund, Retail B shares were redesignated Liberty New Jersey Intermediate Municipal Bond Fund, Class G shares.
(c) The Galaxy New Jersey Municipal Bond Fund began issuing Retail B shares on March 1, 2001.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                      (UNAUDITED)
                                      SIX MONTHS
                                        ENDED                                    YEAR ENDED OCTOBER 31,
                                       APRIL 30,         ----------------------------------------------------------------------
CLASS T SHARES                           2004            2003 (a)(b)         2002            2001          2000          1999
                                      -----------        -----------      ---------       ----------     ---------     --------
NET ASSET VALUE, BEGINNING OF PERIOD  $     10.50        $     10.47      $   10.41       $     9.88     $    9.56     $  10.24
                                      -----------        -----------      ---------       ----------     ---------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.17(c)            0.33(c)        0.39(d)          0.39          0.40         0.36
Net realized and unrealized gain
   (loss) on investments and
    futures contracts                       (0.14)              0.11           0.12(d)          0.53          0.31        (0.68)
                                      -----------        -----------      ---------       ----------     ---------     --------
Total from Investment Operations             0.03               0.44           0.51             0.92          0.71        (0.32)
                                      -----------        -----------      ---------       ----------     ---------     --------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                  (0.17)             (0.33)         (0.39)           (0.39)        (0.39)       (0.36)
From net realized gains
                                            (0.03)             (0.08)         (0.06)              --            --           --
                                      -----------        -----------      ---------       ----------     ---------     --------
Total Distributions Declared to
  Shareholders                              (0.20)             (0.41)         (0.45)           (0.39)        (0.39)       (0.36)
                                      -----------        -----------      ---------       ----------     ---------     --------
NET ASSET VALUE, END OF PERIOD        $     10.33        $     10.50      $   10.47       $    10.41     $    9.88     $   9.56
Total return (e)(f)                          0.26%(g)           4.25%          5.06%            9.52%         7.61%       (3.24)%
                                      -----------        -----------      ---------       ----------     ---------     --------
RATIOS TO AVERAGE
 NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                 1.04%(i)           1.04%          0.89%            0.90%         0.99%        1.11%
Net investment income (h)                    3.21%(i)           3.20%          3.79%(d)         3.86%         4.03%        3.56%
Waiver/reimbursement                           --%(i)(j)        0.20%          0.21%            0.41%         1.03%        1.00%
Portfolio turnover rate                         7%(g)              8%            23%              61%           77%          41%
Net assets, end of period (000's)     $     7,307        $     7,749      $  10,128       $   11,248     $   1,198     $  1,302
                                      -----------        -----------      ---------       ----------     ---------     --------


(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.
(b) On November 18, 2002, the Galaxy New Jersey Municipal Bond Fund, Retail A shares were redesignated Liberty New Jersey Intermediate Municipal Bond Fund, Class T shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                            Columbia New Jersey Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                 (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED                                  YEAR ENDED OCTOBER 31,
                                                  APRIL 30,        ---------------------------------------------------------------
CLASS Z SHARES                                      2004          2003 (a)(b)       2002           2001        2000        1999
                                                  ---------        ---------      ---------      ---------   ---------    --------
NET ASSET VALUE, BEGINNING OF PERIOD              $   10.50        $   10.47      $   10.41      $    9.88   $    9.56    $  10.24
                                                  ---------        ---------      ---------      ---------   ---------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.18(c)          0.35(c)        0.40(d)        0.41        0.40        0.38
Net realized and unrealized gain
  (loss) on investments and futures contracts         (0.14)            0.11           0.12(d)        0.53        0.32       (0.68)
                                                  ---------        ---------      ---------      ---------   ---------    --------
Total from Investment Operations                       0.04             0.46           0.52           0.94        0.72       (0.30)
                                                  ---------        ---------      ---------      ---------   ---------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.18)           (0.35)         (0.40)         (0.41)      (0.40)      (0.38)
From net realized gains                               (0.03)           (0.08)         (0.06)            --          --          --
                                                  ---------        ---------      ---------      ---------   ---------    --------
Total Distributions Declared to Shareholders          (0.21)           (0.43)         (0.46)         (0.41)      (0.40)      (0.38)
                                                  ---------        ---------      ---------      ---------   ---------    --------
NET ASSET VALUE, END OF PERIOD                    $   10.33        $   10.50      $   10.47      $   10.41   $    9.88    $   9.56
Total return (e)(f)                                    0.34%(g)         4.44%          5.20%          9.73%       7.74%      (3.06)%
                                                  ---------        ---------      ---------      ---------   ---------    --------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                           0.87%(i)         0.86%          0.76%          0.70%       0.86%       0.92%
Net investment income (h)                              3.38%(i)         3.38%          3.92%(d)       4.06%       4.16%       3.76%
Waiver/reimbursement                                     --%(i)(j)      0.20%          0.21%          0.38%       0.78%       0.71%
Portfolio turnover rate                                   7%(g)            8%            23%            61%         77%         41%
Net assets, end of period (000's)                 $  71,897        $  74,241      $  77,554      $  93,564   $  10,174    $  7,422
                                                  ---------        ---------      ---------      ---------   ---------    --------


(a) On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.
(b) On November 18, 2002, the Galaxy New Jersey Municipal Bond Fund, Trust shares were redesignated Liberty New Jersey Intermediate Municipal Bond Fund, Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED         PERIOD ENDED
                                                   APRIL 30,       OCTOBER 31,
CLASS A SHARES                                       2004          2003 (a)(b)
                                                  -----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.87      $    11.70
                                                  -----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                0.18            0.33
Net realized and unrealized gain (loss) on
  investments and futures contracts                     (0.16)           0.22
                                                  -----------      ----------
Total from Investment Operations                         0.02            0.55
                                                  -----------      ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.18)          (0.33)
From net realized gains                                 (0.02)          (0.05)
                                                  -----------      ----------
Total Distributions Declared to Shareholders            (0.20)          (0.38)
                                                  -----------      ----------
NET ASSET VALUE, END OF PERIOD                    $     11.69      $    11.87
Total return (d)(e)(f)                                   0.15%           4.79%
                                                  -----------      ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                          1.11%           1.10%
Net investment income (g)(h)                             3.02%           2.89%
Waiver/reimbursement (h)                                   --%(i)        0.20%
Portfolio turnover rate                                     5%(f)           9%
Net assets, end of period (000's)                 $     8,112      $    8,928
                                                  -----------      ----------

(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.
(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                   SIX MONTHS
                                                     ENDED         PERIOD ENDED
                                                    APRIL 30,       OCTOBER 31,
CLASS B SHARES                                       2004           2003 (a)(b)
                                                  -----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.87       $    11.70
                                                  -----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                0.14             0.24
Net realized and unrealized gain (loss) on
  investments and futures contracts                     (0.16)            0.22
                                                  -----------       ----------
Total from Investment Operations                        (0.02)            0.46
                                                  -----------       ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.14)           (0.24)
From net realized gains                                 (0.02)           (0.05)
                                                  -----------       ----------
Total Distributions Declared to Shareholders            (0.16)           (0.29)
                                                  -----------       ----------
NET ASSET VALUE, END OF PERIOD                    $     11.69       $    11.87
Total return (d)(e)(f)                                  (0.23)%           3.98%
                                                  -----------       ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                          1.87%            1.89%
Net investment income (g)(h)                             2.27%            2.12%
Waiver/reimbursement (h)                                   --%(i)         0.20%
Portfolio turnover rate                                     5%(f)            9%
Net assets, end of period (000's)                 $     3,538       $    2,868
                                                  -----------       ----------

(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.
(b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.
(i)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED          PERIOD ENDED
                                                   APRIL 30,        OCTOBER 31,
CLASS C SHARES                                       2004           2003 (a)(b)
                                                  ----------        ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $    11.87        $    11.70
                                                  ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                               0.16              0.29
Net realized and unrealized gain (loss) on
  investments and futures contracts                    (0.16)             0.22
                                                  ----------        ----------
Total from Investment Operations                          --              0.51
                                                  ----------        ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.16)            (0.29)
From net realized gains                                (0.02)            (0.05)
                                                  ----------        ----------
Total Distributions Declared to Shareholders           (0.18)            (0.34)
                                                  ----------        ----------
NET ASSET VALUE, END OF PERIOD                    $    11.69        $    11.87
Total return (d)(e)(f)                                 (0.05)%            4.36%
                                                  ----------        ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                         1.52%             1.52%
Net investment income (g)(h)                            2.58%             2.45%
Waiver/reimbursement (h)                                0.35%             0.55%
Portfolio turnover rate                                    5%(f)             9%
Net assets, end of period (000's)                 $    3,740        $    2,741
                                                  ----------        ----------

(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.
(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                  (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED           YEAR ENDED OCTOBER 31,     PERIOD ENDED
                                                   APRIL 30,       -----------------------       OCTOBER 31,
CLASS G SHARES                                       2004          2003 (a)(b)       2002         2001 (c)
                                                   --------        -----------     --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD               $  11.87         $  11.79       $  11.56       $  11.32
                                                   --------         --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.15(d)          0.29(d)        0.35(e)        0.26
Net realized and unrealized gain (loss) on
 investments and futures contracts                    (0.16)            0.13           0.23(e)        0.24
                                                   --------         --------       --------       --------
Total from Investment Operations                      (0.01)            0.42           0.58           0.50
                                                   --------         --------       --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.15)           (0.29)         (0.35)         (0.26)
From net realized gains                               (0.02)           (0.05)            --             --
                                                   --------         --------       --------       --------
Total Distributions Declared to Shareholders          (0.17)           (0.34)         (0.35)         (0.26)
                                                   --------         --------       --------       --------
NET ASSET VALUE, END OF PERIOD                     $  11.69         $  11.87       $  11.79       $  11.56
Total return (f)(g)                                   (0.13)%(h)        3.56%          5.15%          4.46%(h)
                                                   --------         --------       --------       --------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                           1.67%(j)         1.68%          1.63%          1.62%(j)
Net investment income (i)                              2.47%(j)         2.39%          3.08%(e)       3.46%(j)
Waiver/reimbursement                                   0.03%(j)         0.28%          0.24%          0.26%(j)
Portfolio turnover rate                                   5%(h)            9%            41%            48%
Net assets, end of period (000's)                  $    324         $    354       $    342       $    207
                                                   --------         --------       --------       --------


(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.
(b) On November 25, 2002, the Galaxy New York Municipal Bond Fund, Retail B shares were redesignated Liberty New York Intermediate Municipal Bond Fund, Class G shares.
(c) The Galaxy New York Municipal Bond Fund began issuing Retail B shares on March 1, 2001.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                (UNAUDITED)
                                                 SIX MONTHS
                                                   ENDED                             YEAR ENDED OCTOBER 31,
                                                 APRIL 30,        --------------------------------------------------------------
CLASS T SHARES                                     2004          2003 (a)(b)      2002            2001        2000       1999
                                                 ---------        ---------     ---------      ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD             $   11.87        $   11.79     $   11.56      $   10.99   $   10.57   $   11.44
                                                 ---------        ---------     ---------      ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.19(c)          0.36(c)       0.43(d)        0.47        0.48        0.48
Net realized and unrealized gain (loss)
  on investments and futures contracts               (0.16)            0.13          0.23(d)        0.57        0.44       (0.89)
                                                 ---------        ---------     ---------      ---------   ---------   ---------
Total from Investment Operations                      0.03             0.49          0.66           1.04        0.92       (0.41)
                                                 ---------        ---------     ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.19)           (0.36)        (0.43)         (0.47)      (0.50)      (0.46)
From net realized gains                              (0.02)           (0.05)           --             --          --          --
                                                 ---------        ---------     ---------      ---------   ---------   ---------
Total Distributions Declared to Shareholders         (0.21)           (0.41)        (0.43)         (0.47)      (0.50)      (0.46)
                                                 ---------        ---------     ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                   $   11.69        $   11.87     $   11.79      $   11.56   $   10.99   $   10.57
Total return (e)(f)                                   0.19%(g)         4.26%         5.86%          9.59%       8.93%      (3.72)%
                                                 ---------        ---------     ---------      ---------   ---------   ---------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                          1.03%(i)         1.02%         0.96%          0.97%       0.95%       0.96%
Net investment income (h)                             3.10%(i)         3.07%         3.75%(d)       4.11%       4.47%       4.31%
Waiver/reimbursement                                    --%(i)(j)      0.20%         0.21%          0.21%       0.22%       0.20%
Portfolio turnover rate                                  5%(g)            9%           41%            48%         37%         24%
Net assets, end of period (000's)                $  22,652        $  24,384     $  29,835      $  40,410   $  38,700   $  41,343
                                                 ---------        ---------     ---------      ---------   ---------   ---------


(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.
(b) On November 25, 2002, the Galaxy New York Municipal Bond Fund, Retail A shares were redesignated Liberty New York Intermediate Municipal Bond Fund, Class T shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                              Columbia New York Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                (UNAUDITED)
                                                 SIX MONTHS
                                                   ENDED                              YEAR ENDED OCTOBER 31,
                                                 APRIL 30,        -------------------------------------------------------------
CLASS Z SHARES                                     2004          2003 (a)(b)     2002           2001        2000        1999
                                                 ---------        ---------    ---------      ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD             $   11.87        $   11.79    $   11.56      $   10.99   $   10.57   $   11.44
                                                 ---------        ---------    ---------      ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.20(c)          0.39(c)      0.45(d)        0.49        0.50        0.50
Net realized and unrealized gain (loss)
  on investments and futures contracts               (0.16)            0.13         0.23(d)        0.57        0.44       (0.89)
                                                 ---------        ---------    ---------      ---------   ---------   ---------
Total from Investment Operations                      0.04             0.52         0.68           1.06        0.94       (0.39)
                                                 ---------        ---------    ---------      ---------   ---------   ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.20)           (0.39)       (0.45)         (0.49)      (0.52)      (0.48)
From net realized gains                              (0.02)           (0.05)          --             --          --          --
                                                 ---------        ---------    ---------      ---------   ---------   ---------
Total Distributions Declared to Shareholders         (0.22)           (0.44)       (0.45)         (0.49)      (0.52)      (0.48)
                                                 ---------        ---------    ---------      ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                   $   11.69        $   11.87    $   11.79      $   11.56   $   10.99   $   10.57
Total return (e)(f)                                   0.28%(g)         4.45%        6.06%          9.80%       9.12%      (3.54)%
                                                 ---------        ---------    ---------      ---------   ---------   ---------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                          0.86%(i)         0.83%        0.77%          0.78%       0.78%       0.77%
Net investment income (h)                             3.27%(i)         3.25%        3.94%(d)       4.30%       4.65%       4.50%
Waiver/reimbursement                                    --%(i)(j)      0.20%        0.21%          0.21%       0.20%       0.20%
Portfolio turnover rate                                  5%(g)            9%          41%            48%         37%         24%
Net assets, end of period (000's)                $  85,890        $  84,894    $  75,632      $  60,694   $  50,511   $  36,696
                                                 ---------        ---------    ---------      ---------   ---------   ---------


(a) On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund was renamed Columbia New York Intermediate Municipal Bond Fund.
(b) On November 25, 2002, the Galaxy New York Municipal Bond Fund, Trust shares were redesignated Liberty New York Intermediate Municipal Bond Fund, Class Z shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses,total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS____________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED         PERIOD ENDED
                                                   APRIL 30,       OCTOBER 31,
CLASS A SHARES                                      2004           2003 (a)(b)
                                                  --------          --------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.34          $  10.19
                                                  --------          --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.14              0.26
Net realized and unrealized gain (loss) on
 investments                                         (0.15)             0.15
                                                  --------          --------
Total from Investment Operations                     (0.01)             0.41
                                                  --------          --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.14)            (0.26)
                                                  --------          --------
NET ASSET VALUE, END OF PERIOD                    $  10.19          $  10.34
Total return (d)(e)                                  (0.11)%            4.04%(f)
                                                  --------          --------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                       1.43%             1.50%
Net investment income (g)(h)                          2.74%             2.50%
Waiver/reimbursement                                    --              0.20%(h)
Portfolio turnover rate                                  5%(e)            12%
Net assets, end of period (000's)                 $  2,135          $  2,143
                                                  --------          --------


(a) On October 13, 2003, the Liberty Pennsylvania Intermediate Municipal Bond Fund was renamed Columbia Pennsylvania Intermediate Municipal Bond Fund.
(b) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED          PERIOD ENDED
                                                   APRIL 30,        OCTOBER 31,
CLASS B SHARES                                      2004            2003 (a)(b)
                                                  ----------        --------
NET ASSET VALUE, BEGINNING OF PERIOD              $    10.34        $  10.19
                                                  ----------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                               0.10            0.18
Net realized and unrealized gain (loss) on
  investments                                          (0.15)           0.15
                                                  ----------        --------
Total from Investment Operations                       (0.05)           0.33
                                                  ----------        --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.10)          (0.18)
                                                  ----------        --------
NET ASSET VALUE, END OF PERIOD                    $    10.19        $  10.34
Total return (d)(e)                                    (0.48)%          3.27%(f)
                                                  ----------        --------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                         2.18%           2.26%
Net investment income (g)(h)                            1.99%           1.79%
Waiver/reimbursement                                      --            0.20%(h)
Portfolio turnover rate                                    5%(e)          12%
Net assets, end of period (000's)                 $      820        $    813
                                                  ----------        --------

(a) On October 13, 2003, the Liberty Pennsylvania Intermediate Municipal Bond Fund was renamed Columbia Pennsylvania Intermediate Municipal Bond Fund.
(b) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED          PERIOD ENDED
                                                   APRIL 30,        OCTOBER 31,
CLASS C SHARES                                      2004            2003 (a)(b)
                                                  ----------        ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $    10.34        $    10.19
                                                  ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                               0.12              0.22
Net realized and unrealized gain (loss) on
 investments                                           (0.15)             0.15
                                                  ----------        ----------
Total from Investment Operations                       (0.03)             0.37
                                                  ----------        ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.12)            (0.22)
                                                  ----------        ----------
NET ASSET VALUE, END OF PERIOD                    $    10.19        $    10.34
Total return (d)(e)(f)                                 (0.31)%            3.66%
                                                  ----------        ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                         1.83%             1.91%
Net investment income (g)(h)                            2.34%             2.07%
Waiver/reimbursement (h)                                0.35%             0.55%
Portfolio turnover rate                                    5%(e)            12%
Net assets, end of period (000's)                 $      478        $      506
                                                  ----------        ----------

(a) On October 13, 2003, the Liberty Pennsylvania Intermediate Municipal Bond Fund was renamed Columbia Pennsylvania Intermediate Municipal Bond Fund.
(b) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                          Columbia Pennsylvania Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                    (UNAUDITED)
                                    SIX MONTHS
                                      ENDED       YEAR ENDED OCTOBER 31,  PERIOD ENDED            YEAR ENDED DECEMBER 31,
                                     APRIL 30,    ---------------------    OCTOBER 31,      ------------------------------------
CLASS Z SHARES                         2004       2003 (a)(b)     2002      2001 (c)          2000         1999           1998
                                     --------     ---------    --------     --------        --------     ---------      --------
NET ASSET VALUE, BEGINNING OF PERIOD $  10.34     $  10.29     $  10.11     $   9.78        $   9.03     $   10.26      $  10.41
                                     --------     --------     --------     --------        --------     ---------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                    0.15(d)      0.30(d)      0.36(e)      0.34            0.42          0.43          0.44
Net realized and unrealized gain
  (loss) on investments                 (0.15)        0.05         0.18(e)      0.33            0.75         (1.13)         0.05
                                     --------     --------     --------     --------        --------     ---------      --------
Total from
  Investment Operations                    --         0.35         0.54         0.67            1.17         (0.70)         0.49
                                     --------     --------     --------     --------        --------     ---------      --------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income              (0.15)       (0.30)       (0.36)       (0.34)          (0.42)        (0.43)        (0.44)
From net realized gains                    --           --           --           --              --         (0.10)        (0.20)
                                     --------     --------     --------     --------        --------     ---------      --------
Total Distributions Declared
  to Shareholders                       (0.15)       (0.30)       (0.36)       (0.34)          (0.42)        (0.53)        (0.64)
                                     --------     --------     --------     --------        --------     ---------      --------
NET ASSET VALUE, END OF PERIOD       $  10.19     $  10.34     $  10.29     $  10.11        $   9.78     $    9.03      $  10.26
Total return (f)                         0.02%(g)     3.46%(h)     5.52%(h)     7.00%(g)(h)    13.31%(h)     (7.05)%(h)     4.84%(h)
                                     --------     --------     --------     --------        --------     ---------      --------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                             1.18%(j)     1.23%        0.84%        0.79%(j)        0.80%         0.80%         0.80%
Net investment income (i)                2.99%(j)     2.92%        3.62%(e)     4.10%(j)        4.54%         4.35%         4.28%
Waiver/reimbursement                       --         0.20%        0.26%        0.35%(j)        0.21%         0.14%         0.16%
Portfolio turnover rate                     5%(g)       12%          57%          46%(g)          23%           43%           56%
Net assets, end of period (000's)    $ 21,043     $ 25,149     $ 25,836     $ 24,051        $ 24,503     $  31,999      $ 37,658
                                     --------     --------     --------     --------        --------     ---------      --------


(a) On October 13, 2003, the Liberty Pennsylvania Intermediate Municipal Bond Fund was renamed Columbia Pennsylvania Intermediate Municipal Bond Fund.
(b) On November 25, 2002, the Galaxy Pennsylvania Municipal Bond Fund, Trust shares were redesignated Liberty Pennsylvania Intermediate Municipal Bond Fund, Class Z shares.
(c) The Fund commenced operations on May 3, 1993 as a separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Pillar Fund offered and sold two series of shares, Class I shares and Class A shares. In connection with the reorganization, shareholders of the Predecessor Pillar Fund exchanged their Class I shares and Class A shares for Trust shares of the Galaxy Pennsylvania Municipal Bond Fund. The financial highlights for periods prior to August 27, 2001 are those of Class I shares of the Predecessor Pillar Fund.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 SIX MONTHS
                                                    ENDED        PERIOD ENDED
                                                   APRIL 30,      OCTOBER 31,
CLASS A SHARES                                      2004          2003 (a)(b)
                                                  --------        ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $  11.48        $    11.40
                                                  --------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.19              0.35
Net realized and unrealized gain (loss) on
  investments and futures contracts                  (0.17)             0.08
                                                  --------        ----------
Total from Investment Operations                      0.02              0.43
                                                  --------        ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.19)            (0.35)
                                                  --------        ----------
NET ASSET VALUE, END OF PERIOD                    $  11.31        $    11.48
Total return (d)(e)                                   0.13%             3.79%(f)
                                                  --------        ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                       1.06%             1.09%
Net investment income (g)(h)                          3.23%             2.95%
Waiver/reimbursement                                    --              0.20%(h)
Portfolio turnover rate                                  6%(e)            15%
Net assets, end of period (000's)                 $    899        $      479
                                                  --------        ----------

(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.
(b) Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                 (UNAUDITED)
                                                 SIX MONTHS
                                                   ENDED         PERIOD ENDED
                                                  APRIL 30,      OCTOBER 31,
CLASS B SHARES                                      2004          2003 (a)(b)
                                                  --------        ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $  11.48        $    11.40
                                                  --------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                             0.14              0.26
Net realized and unrealized gain (loss) on
  investments and futures contracts                  (0.17)             0.08
                                                  --------        ----------
Total from Investment Operations                     (0.03)             0.34
                                                  --------        ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.14)            (0.26)
                                                  --------        ----------
NET ASSET VALUE, END OF PERIOD                    $  11.31        $    11.48
Total return (d)(e)                                  (0.24)%            3.02%(f)
                                                  --------        ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                       1.81%             1.80%
Net investment income (g)(h)                          2.51%             2.24%
Waiver/reimbursement                                    --              0.20%(h)
Portfolio turnover rate                                  6%(e)            15%
Net assets, end of period (000's)                 $    851        $      780
                                                  --------        ----------

(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.
(b) Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                  (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED          PERIOD ENDED
                                                   APRIL 30,        OCTOBER 31,
CLASS C SHARES                                      2004            2003 (a)(b)
                                                  ----------        ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $    11.48        $    11.40
                                                  ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                               0.17              0.30
Net realized and unrealized gain (loss) on
  investments and futures contracts                    (0.17)             0.08
                                                  ----------        ----------
Total from Investment Operations                          --              0.38
                                                  ----------        ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.17)            (0.30)
                                                  ----------        ----------
NET ASSET VALUE, END OF PERIOD                    $    11.31        $    11.48
Total return (d)(e)(f)                                 (0.07)%            3.37%
                                                  ----------        ----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                         1.46%             1.47%
Net investment income (g)(h)                            2.88%             2.58%
Waiver/reimbursement (h)                                0.35%             0.55%
Portfolio turnover rate                                    6%(f)            15%
Net assets, end of period (000's)                 $    1,771        $    2,031
                                                  ----------        ----------

(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.
(b) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                  (UNAUDITED)
                                                  SIX MONTHS
                                                    ENDED           YEAR ENDED OCTOBER 31,     PERIOD ENDED
                                                   APRIL 30,      ------------------------      OCTOBER 31,
CLASS G SHARES                                       2004          2003 (a)(b)       2002         2001 (c)
                                                  ---------        ----------       --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD              $   11.48         $   11.41       $  11.30       $  11.06
                                                  ---------         ---------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.16(d)           0.29(d)        0.37(e)        0.27
Net realized and unrealized gain (loss) on
  investments and futures contracts                   (0.17)             0.07           0.11(e)        0.23
                                                  ---------         ---------       --------       --------
Total from Investment Operations                      (0.01)             0.36           0.48           0.50
                                                  ---------         ---------       --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.16)            (0.29)         (0.37)         (0.26)
                                                  ---------         ---------       --------       --------
NET ASSET VALUE, END OF PERIOD                    $   11.31         $   11.48       $  11.41       $  11.30
Total return (f)                                      (0.14)%(g)         3.22%(h)       4.36%(h)       4.60%(g)(h)
                                                  ---------         ---------       --------       --------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                           1.61%(j)          1.62%          1.55%          1.53%(j)
Net investment income (i)                              2.73%(j)          2.60%          3.34%(e)       3.60%(j)
Waiver/reimbursement                                     --              0.20%          0.21%          0.23%(j)
Portfolio turnover rate                                   6%(g)            15%            19%            19%
Net assets, end of period (000's)                 $     399         $     455       $    440       $    169
                                                  ---------         ---------       --------       --------


(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.
(b) On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Retail B shares were redesignated Liberty Rhode Island Intermediate Municipal Bond, Class G shares.
(c) The Galaxy Rhode Island Municipal Bond Fund began issuing Retail B shares on March 1, 2001.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g)  Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                               (UNAUDITED)
                                               SIX MONTHS
                                                 ENDED                            YEAR ENDED OCTOBER 31,
                                                APRIL 30,     ----------------------------------------------------------------
CLASS T SHARES                                    2004       2003 (a)(b)     2002           2001          2000          1999
                                                --------      --------     --------       --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD            $  11.48      $  11.41     $  11.30       $  10.75      $  10.36      $  11.18
                                                --------      --------     --------       --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.20(c)       0.39(c)      0.47(d)        0.49          0.48(c)       0.48
Net realized and unrealized gain
  (loss) on investments and futures
  contracts                                        (0.17)         0.07         0.11(d)        0.55          0.39         (0.77)
                                                --------      --------     --------       --------      --------      --------
Total from Investment Operations                    0.03          0.46         0.58           1.04          0.87         (0.29)
                                                --------      --------     --------       --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.20)        (0.39)       (0.47)         (0.49)        (0.48)        (0.48)
From net realized gains                               --            --           --             --            --         (0.05)
                                                --------      --------     --------       --------      --------      --------
Total Distributions Declared to
  Shareholders                                     (0.20)        (0.39)       (0.47)         (0.49)        (0.48)        (0.53)
                                                --------      --------     --------       --------      --------      --------
NET ASSET VALUE, END OF PERIOD                  $  11.31      $  11.48     $  11.41       $  11.30      $  10.75      $  10.36
Total return (e)                                    0.26%(f)      4.07%(g)     5.23%(g)       9.88%(g)      8.65%(g)     (2.73)%(g)
                                                --------      --------     --------       --------      --------      --------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                        0.81%(i)      0.80%        0.73%          0.69%         0.73%         0.80%
Net investment income (h)                           3.52%(i)      3.41%        4.16%(d)       4.44%         4.58%         4.41%
Waiver/reimbursement                                  --          0.20%        0.21%          0.25%         0.33%         0.40%
Portfolio turnover rate                                6%(f)        15%          19%            19%           43%           34%
Net assets, end of period (000's)               $ 15,182      $ 41,113     $ 45,683       $ 40,257      $ 26,023      $ 19,833
                                                --------      --------     --------       --------      --------      --------


(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.
(b) On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Retail A shares were redesignated Liberty Rhode Island Intermediate Municipal Bond Fund, Class T shares.
(c) Per share data was calculated using average shares outstanding during the period.
(d) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)  Not annualized.
(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

FINANCIAL HIGHLIGHTS____________________________________________________________
                          Columbia Rhode Island Intermediate Municipal Bond Fund

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:



                                                     (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED                 YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                                      APRIL 30,     ----------------------------------------     OCTOBER 31,
CLASS Z SHARES                                          2004        2003 (a)(b)       2002           2001          2000 (c)
                                                     ----------      ---------      ---------      ---------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    11.48      $   11.41      $   11.30      $   10.75      $   10.53
                                                     ----------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.20(d)        0.39(d)        0.47(e)        0.49           0.18(d)
Net realized and unrealized gain (loss) on
  investments and futures contracts                       (0.17)          0.07           0.11(e)        0.55           0.22
                                                     ----------      ---------      ---------      ---------      ---------
Total from Investment Operations                           0.03           0.46           0.58           1.04           0.40
                                                     ----------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.20)         (0.39)         (0.47)         (0.49)         (0.18)
                                                     ----------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD                       $    11.31      $   11.48      $   11.41      $   11.30      $   10.75
Total return (f)                                           0.26%(g)       4.08%(h)       5.26%(h)       9.90%(h)       3.82%(g)(h)
                                                     ----------      ---------      ---------      ---------      ---------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                               0.81%(j)       0.79%          0.72%          0.67%          0.71%(j)
Net investment income (i)                                  3.53%(j)       3.41%          4.17%(e)       4.46%          4.60%(j)
Waiver/reimbursement                                         --           0.20%          0.20%          0.26%          0.33%(j)
Portfolio turnover rate                                       6%(g)         15%            19%            19%            43%
Net assets, end of period (000's)                    $  109,140      $  99,627      $  93,143      $  88,307      $  82,617
                                                     ----------      ---------      ---------      ---------      ---------


(a) On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.
(b) On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Trust shares were redesignated Liberty Rhode Island Intermediate Municipal Bond Fund, Class Z shares.
(c) The Galaxy Rhode Island Municipal Bond Fund began issuing Trust shares on June 19, 2000.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)  Annualized.

IMPORTANT INFORMATION ABOUT THIS REPORT_________________________________________
                                                  Columbia Tax-Exempt Bond Funds

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box
8081 Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Exempt Bond Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the funds' independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the funds for the fiscal year ended October 31, 2004.

COLUMBIA FUNDS__________________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds

           LARGE GROWTH       Columbia Common Stock
                              Columbia Growth
                              Columbia Growth Stock
                              Columbia Large Cap Growth
                              Columbia Tax-Managed Growth
                              Columbia Tax-Managed Growth II
                              Columbia Young Investor
                              --------------------------------------------------
            LARGE VALUE       Columbia Disciplined Value
                              Columbia Growth & Income
                              Columbia Large Cap Core
                              Columbia Tax-Managed Value
                              --------------------------------------------------
          MIDCAP GROWTH       Columbia Acorn Select
                              Columbia Mid Cap Growth
                              Columbia Tax-Managed Aggressive Growth
                              --------------------------------------------------
           MIDCAP VALUE       Columbia Dividend Income
                              Columbia Mid Cap
                              Columbia Strategic Investor
                              --------------------------------------------------
           SMALL GROWTH       Columbia Acorn
                              Columbia Acorn USA
                              Columbia Small Company Equity
                              --------------------------------------------------
            SMALL VALUE       Columbia Small Cap
                              Columbia Small Cap Value
                              --------------------------------------------------
               BALANCED       Columbia Asset Allocation
                              Columbia Balanced
                              Columbia Liberty Fund
                              --------------------------------------------------
              SPECIALTY       Columbia Real Estate Equity
                              Columbia Technology
                              Columbia Utilities
                              --------------------------------------------------
   TAXABLE FIXED-INCOME       Columbia Contrarian Income
                              Columbia Corporate Bond
                              Columbia Federal Securities
                              Columbia Fixed Income Securities
                              Columbia High Yield
                              Columbia High Yield Opportunities
                              Columbia Income
                              Columbia Intermediate Bond
                              Columbia Intermediate Government Income
                              Columbia Quality Plus Bond
                              Columbia Short Term Bond
                              Columbia Strategic Income
                              --------------------------------------------------
          FLOATING RATE       Columbia Floating Rate
                              Columbia Floating Rate Advantage
                              --------------------------------------------------
             TAX EXEMPT       Columbia High Yield Municipal
                              Columbia Intermediate Tax-Exempt Bond
                              Columbia Managed Municipals
                              Columbia National Municipal Bond
                              Columbia Tax-Exempt
                              Columbia Tax-Exempt Insured

________________________________________________________________________________
                                                  Columbia Tax-Exempt Bond Funds

SINGLE STATE TAX EXEMPT       Columbia California Tax-Exempt
                              Columbia Connecticut Intermediate Municipal Bond
                              Columbia Connecticut Tax-Exempt
                              Columbia Florida Intermediate Municipal Bond
                              Columbia Massachusetts Intermediate Municipal Bond
                              Columbia Massachusetts Tax-Exempt
                              Columbia New Jersey Intermediate Municipal Bond
                              Columbia New York Intermediate Municipal Bond
                              Columbia New York Tax-Exempt
                              Columbia Oregon Municipal Bond
                              Columbia Pennsylvania Intermediate Municipal Bond
                              Columbia Rhode Island Intermediate Municipal Bond
                              --------------------------------------------------
           MONEY MARKET       Columbia Money Market
                              Columbia Municipal Money Market
                              --------------------------------------------------
   INTERNATIONAL/GLOBAL       Columbia Acorn International
                              Columbia Acorn International Select
                              Columbia Europe
                              Columbia Global Equity
                              Columbia International Equity
                              Columbia International Stock
                              Columbia Newport Asia Pacific
                              Columbia Newport Greater China
                              Columbia Newport Tiger
                              --------------------------------------------------
                  INDEX       Columbia Large Company Index
                              Columbia Small Company Index
                              Columbia U.S. Treasury Index

                              Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

                              For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

                              Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]           Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With
                    Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

                    Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Tax-Exempt Bond Funds  SEMIANNUAL REPORT, APRIL 30, 2004

                                                                   PRSRT STD
                                                                  U.S. Postage
                                                                      PAID
                                                                  Holliston, MA
                                                                  Permit No.20

[EAGLE HEAD LOGO]      COLUMBIA FUNDS

                          A MEMBER OF COLUMBIA MANAGEMENT GROUP

                          (c) 2004 COLUMBIA FUNDS DISTRIBUTOR INC.
                          ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
                          800.426.3750 WWW.COLUMBIAFUNDS.COM


                                                 CSI-03/831R-0404(06/04)04/1361

[GRAPHIC]

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

SEMIANNUAL REPORT

APRIL 30, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Economic Update                                                                3

Portfolio Manager's Report                                                     4

Financial Statements                                                           6

   Investment Portfolio                                                        7

   Statement of Assets and Liabilities                                        19

   Statement of Operations                                                    20

   Statement of Changes in Net Assets                                         21

   Notes to Financial Statements                                              22

   Financial Highlights                                                       27

Important Information About This Report                                       30

Columbia Funds                                                                31


Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

  /s/ Thomas C. Theobald                  /s/ J. Kevin Connaughton

Thomas C. Theobald                      J. Kevin Connaughton
Chairman, Board of Trustees             President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 04/30/04 (%)

   Local general obligations                                               18.8
   Special property tax                                                    16.4
   Local appropriated                                                      11.3
   Refunded/escrowed                                                        9.2
   State general obligations                                                6.5

QUALITY BREAKDOWN AS OF 04/30/04 (%)

   AAA                                                                     72.3
   AA                                                                       0.4
   A                                                                        2.0
   BBB                                                                     16.5
   Non-rated                                                                8.2
   Cash equivalent                                                          0.6

MATURITY BREAKDOWN AS OF 04/30/04 (%)

   0-7 Years                                                                1.1
   7-10 Years                                                              14.8
   10-15 Years                                                             44.5
   15-20 Years                                                             20.1
   20-25 Years                                                              6.8
   25 Years and over                                                       12.1
   Cash equivalent                                                          0.6


Sector breakdowns are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalizatiOn of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 04/30/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE FUND'S CLASS A SHARES RETURNED 0.44% WITHOUT SALES CHARGE. RISING INTEREST RATES HAMPERED THE PERFORMANCE OF THE FUND, ITS BENCHMARK AND ITS PEER GROUP.

- IN A GENERALLY WEAK PERIOD FOR BONDS, THE FUND GENERATED A POSITIVE RETURN. HOWEVER, IT WAS HELD BACK BY ITS EMPHASIS ON INTERMEDIATE-TERM SECURITIES, WHICH WERE HURT MORE THAN OTHER MATURITIES BY RISING INTEREST RATES.

- ALTHOUGH WE THINK THAT THE FEDERAL RESERVE MAY INCREASE SHORT-TERM INTEREST RATES, WE BELIEVE THAT INTERMEDIATE-TERM SECURITIES HAVE ALREADY ADJUSTED TO A POTENTIAL RISE IN SHORT-TERM INTEREST RATES AND ARE ATTRACTIVELY PRICED. AS A RESULT, WE EXPECT TO CONTINUE TO FOCUS ON THE 10- TO 20-YEAR MATURITY RANGE.

[CHART]

CLASS A SHARES                              0.44%
LEHMAN BROTHERS MUNICIPAL BOND INDEX        1.19%

                                    OBJECTIVE
                       Seeks as high a level of after-tax
                       total return, as is consistent with
                                  prudent risk.

                                TOTAL NET ASSETS
                                 $247.7 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 05/01/94 - 04/30/04

                         CLASS A SHARES WITHOUT   CLASS A SHARES WITH   LEHMAN BROTHERS MUNICIPAL
                              SALES CHARGE            SALES CHARGE              BOND INDEX
                                 $ 10,000                  $  9,525                      $ 10,000
05/01/1994 - 05/31/1994          $ 10,063                  $  9,585                      $ 10,087
06/01/1994 - 06/30/1994          $  9,985                  $  9,510                      $ 10,025
07/01/1994 - 07/31/1994          $ 10,162                  $  9,680                      $ 10,209
08/01/1994 - 08/31/1994          $ 10,212                  $  9,727                      $ 10,245
09/01/1994 - 09/30/1994          $ 10,046                  $  9,568                      $ 10,094
10/01/1994 - 10/31/1994          $  9,821                  $  9,354                      $  9,914
11/01/1994 - 11/30/1994          $  9,638                  $  9,180                      $  9,735
12/01/1994 - 12/31/1994          $  9,805                  $  9,339                      $  9,949
01/01/1995 - 01/31/1995          $ 10,163                  $  9,681                      $ 10,234
02/01/1995 - 02/28/1995          $ 10,524                  $ 10,024                      $ 10,531
03/01/1995 - 03/31/1995          $ 10,604                  $ 10,101                      $ 10,653
04/01/1995 - 04/30/1995          $ 10,594                  $ 10,090                      $ 10,665
05/01/1995 - 05/31/1995          $ 10,973                  $ 10,452                      $ 11,006
06/01/1995 - 06/30/1995          $ 10,721                  $ 10,211                      $ 10,910
07/01/1995 - 07/31/1995          $ 10,770                  $ 10,258                      $ 11,013
08/01/1995 - 08/31/1995          $ 10,895                  $ 10,377                      $ 11,153
09/01/1995 - 09/30/1995          $ 10,990                  $ 10,468                      $ 11,224
10/01/1995 - 10/31/1995          $ 11,269                  $ 10,733                      $ 11,386
11/01/1995 - 11/30/1995          $ 11,564                  $ 11,015                      $ 11,575
12/01/1995 - 12/31/1995          $ 11,721                  $ 11,164                      $ 11,686
01/01/1996 - 01/31/1996          $ 11,770                  $ 11,211                      $ 11,775
02/01/1996 - 02/29/1996          $ 11,648                  $ 11,095                      $ 11,695
03/01/1996 - 03/31/1996          $ 11,463                  $ 10,918                      $ 11,546
04/01/1996 - 04/30/1996          $ 11,434                  $ 10,891                      $ 11,513
05/01/1996 - 05/31/1996          $ 11,436                  $ 10,893                      $ 11,509
06/01/1996 - 06/30/1996          $ 11,566                  $ 11,016                      $ 11,634
07/01/1996 - 07/31/1996          $ 11,680                  $ 11,125                      $ 11,739
08/01/1996 - 08/31/1996          $ 11,705                  $ 11,149                      $ 11,736
09/01/1996 - 09/30/1996          $ 11,884                  $ 11,319                      $ 11,901
10/01/1996 - 10/31/1996          $ 11,999                  $ 11,429                      $ 12,035
11/01/1996 - 11/30/1996          $ 12,245                  $ 11,663                      $ 12,255
12/01/1996 - 12/31/1996          $ 12,151                  $ 11,574                      $ 12,204
01/01/1997 - 01/31/1997          $ 12,120                  $ 11,545                      $ 12,227
02/01/1997 - 02/28/1997          $ 12,238                  $ 11,657                      $ 12,340
03/01/1997 - 03/31/1997          $ 12,042                  $ 11,470                      $ 12,176
04/01/1997 - 04/30/1997          $ 12,128                  $ 11,552                      $ 12,278
05/01/1997 - 05/31/1997          $ 12,346                  $ 11,760                      $ 12,463
06/01/1997 - 06/30/1997          $ 12,482                  $ 11,889                      $ 12,597
07/01/1997 - 07/31/1997          $ 12,922                  $ 12,309                      $ 12,945
08/01/1997 - 08/31/1997          $ 12,721                  $ 12,117                      $ 12,824
09/01/1997 - 09/30/1997          $ 12,908                  $ 12,295                      $ 12,976
10/01/1997 - 10/31/1997          $ 12,993                  $ 12,376                      $ 13,059
11/01/1997 - 11/30/1997          $ 13,079                  $ 12,457                      $ 13,136
12/01/1997 - 12/31/1997          $ 13,319                  $ 12,687                      $ 13,328
01/01/1998 - 01/31/1998          $ 13,459                  $ 12,820                      $ 13,466
02/01/1998 - 02/28/1998          $ 13,424                  $ 12,787                      $ 13,470
03/01/1998 - 03/31/1998          $ 13,423                  $ 12,785                      $ 13,482
04/01/1998 - 04/30/1998          $ 13,282                  $ 12,651                      $ 13,421
05/01/1998 - 05/31/1998          $ 13,564                  $ 12,919                      $ 13,633
06/01/1998 - 06/30/1998          $ 13,616                  $ 12,970                      $ 13,686
07/01/1998 - 07/31/1998          $ 13,640                  $ 12,992                      $ 13,720
08/01/1998 - 08/31/1998          $ 13,908                  $ 13,248                      $ 13,933
09/01/1998 - 09/30/1998          $ 14,159                  $ 13,486                      $ 14,107
10/01/1998 - 10/31/1998          $ 14,051                  $ 13,384                      $ 14,107
11/01/1998 - 11/30/1998          $ 14,121                  $ 13,450                      $ 14,157
12/01/1998 - 12/31/1998          $ 14,117                  $ 13,446                      $ 14,192
01/01/1999 - 01/31/1999          $ 14,298                  $ 13,619                      $ 14,361
02/01/1999 - 02/28/1999          $ 14,199                  $ 13,525                      $ 14,298
03/01/1999 - 03/31/1999          $ 14,199                  $ 13,525                      $ 14,318
04/01/1999 - 04/30/1999          $ 14,250                  $ 13,573                      $ 14,354
05/01/1999 - 05/31/1999          $ 14,118                  $ 13,447                      $ 14,270
06/01/1999 - 06/30/1999          $ 13,869                  $ 13,210                      $ 14,065
07/01/1999 - 07/31/1999          $ 13,918                  $ 13,257                      $ 14,115
08/01/1999 - 08/31/1999          $ 13,745                  $ 13,092                      $ 14,003
09/01/1999 - 09/30/1999          $ 13,723                  $ 13,071                      $ 14,008
10/01/1999 - 10/31/1999          $ 13,475                  $ 12,835                      $ 13,857
11/01/1999 - 11/30/1999          $ 13,645                  $ 12,996                      $ 14,004
12/01/1999 - 12/31/1999          $ 13,508                  $ 12,866                      $ 13,899
01/01/2000 - 01/31/2000          $ 13,449                  $ 12,810                      $ 13,838
02/01/2000 - 02/29/2000          $ 13,677                  $ 13,028                      $ 13,998
03/01/2000 - 03/31/2000          $ 14,068                  $ 13,400                      $ 14,303
04/01/2000 - 04/30/2000          $ 13,947                  $ 13,285                      $ 14,219
05/01/2000 - 05/31/2000          $ 13,889                  $ 13,229                      $ 14,145
06/01/2000 - 06/30/2000          $ 14,321                  $ 13,641                      $ 14,520
07/01/2000 - 07/31/2000          $ 14,560                  $ 13,868                      $ 14,722
08/01/2000 - 08/31/2000          $ 14,918                  $ 14,210                      $ 14,948
09/01/2000 - 09/30/2000          $ 14,796                  $ 14,093                      $ 14,871
10/01/2000 - 10/31/2000          $ 14,976                  $ 14,265                      $ 15,033
11/01/2000 - 11/30/2000          $ 15,114                  $ 14,396                      $ 15,147
12/01/2000 - 12/31/2000          $ 15,592                  $ 14,851                      $ 15,521
01/01/2001 - 01/31/2001          $ 15,671                  $ 14,927                      $ 15,675
02/01/2001 - 02/28/2001          $ 15,706                  $ 14,960                      $ 15,725
03/01/2001 - 03/31/2001          $ 15,789                  $ 15,039                      $ 15,866
04/01/2001 - 04/30/2001          $ 15,410                  $ 14,678                      $ 15,695
05/01/2001 - 05/31/2001          $ 15,620                  $ 14,878                      $ 15,865
06/01/2001 - 06/30/2001          $ 15,741                  $ 14,994                      $ 15,971
07/01/2001 - 07/31/2001          $ 16,030                  $ 15,268                      $ 16,207
08/01/2001 - 08/31/2001          $ 16,486                  $ 15,703                      $ 16,475
09/01/2001 - 09/30/2001          $ 16,359                  $ 15,582                      $ 16,419
10/01/2001 - 10/31/2001          $ 16,587                  $ 15,799                      $ 16,614
11/01/2001 - 11/30/2001          $ 16,351                  $ 15,575                      $ 16,474
12/01/2001 - 12/31/2001          $ 16,132                  $ 15,366                      $ 16,318
01/01/2002 - 01/31/2002          $ 16,408                  $ 15,629                      $ 16,600
02/01/2002 - 02/28/2002          $ 16,641                  $ 15,851                      $ 16,799
03/01/2002 - 03/31/2002          $ 16,094                  $ 15,329                      $ 16,470
04/01/2002 - 04/30/2002          $ 16,481                  $ 15,699                      $ 16,791
05/01/2002 - 05/31/2002          $ 16,651                  $ 15,860                      $ 16,894
06/01/2002 - 06/30/2002          $ 16,778                  $ 15,981                      $ 17,073
07/01/2002 - 07/31/2002          $ 16,949                  $ 16,144                      $ 17,293
08/01/2002 - 08/31/2002          $ 17,232                  $ 16,413                      $ 17,501
09/01/2002 - 09/30/2002          $ 17,735                  $ 16,893                      $ 17,884
10/01/2002 - 10/31/2002          $ 17,148                  $ 16,333                      $ 17,587
11/01/2002 - 11/30/2002          $ 17,050                  $ 16,240                      $ 17,513
12/01/2002 - 12/31/2002          $ 17,514                  $ 16,682                      $ 17,883
01/01/2003 - 01/31/2003          $ 17,302                  $ 16,480                      $ 17,838
02/01/2003 - 02/28/2003          $ 17,679                  $ 16,840                      $ 18,088
03/01/2003 - 03/31/2003          $ 17,624                  $ 16,787                      $ 18,099
04/01/2003 - 04/30/2003          $ 17,820                  $ 16,974                      $ 18,218
05/01/2003 - 05/31/2003          $ 18,476                  $ 17,598                      $ 18,644
06/01/2003 - 06/30/2003          $ 18,238                  $ 17,371                      $ 18,566
07/01/2003 - 07/31/2003          $ 17,189                  $ 16,372                      $ 17,916
08/01/2003 - 08/31/2003          $ 17,409                  $ 16,582                      $ 18,051
09/01/2003 - 09/30/2003          $ 18,187                  $ 17,323                      $ 18,581
10/01/2003 - 10/31/2003          $ 17,989                  $ 17,134                      $ 18,488
11/01/2003 - 11/30/2003          $ 18,257                  $ 17,390                      $ 18,681
12/01/2003 - 12/31/2003          $ 18,410                  $ 17,536                      $ 18,836
01/01/2004 - 01/31/2004          $ 18,471                  $ 17,594                      $ 18,943
02/01/2004 - 02/29/2004          $ 18,868                  $ 17,972                      $ 19,227
03/01/2004 - 03/31/2004          $ 18,662                  $ 17,776                      $ 19,160
04/01/2004 - 04/30/2004          $ 18,056                  $ 17,198                      $ 18,706

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)

   SHARE CLASS                   A                  B                  C
--------------------------------------------------------------------------------
   INCEPTION DATE            06/16/86           08/04/92           08/01/97
--------------------------------------------------------------------------------
   SALES CHARGE          WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH
--------------------------------------------------------------------------------
   6-MONTH (CUMULATIVE)      0.44  -4.33      0.07    -4.76      0.22    -0.75
   1-YEAR                    1.38  -3.43      0.62    -4.15      0.93    -0.03
   5-YEAR                    4.86   3.84      4.08     3.75      4.39     4.39
   10-YEAR                   6.09   5.57      5.30     5.30      5.51     5.51

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

   SHARE CLASS                   A                  B                  C
--------------------------------------------------------------------------------
   SALES CHARGE          WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH
--------------------------------------------------------------------------------
   6-MONTH (CUMULATIVE)      2.62  -2.26      2.23    -2.70      2.39    1.40
   1-YEAR                    5.88   0.85      5.09     0.11      5.41    4.41
   5-YEAR                    5.61   4.59      4.83     4.50      5.14    5.14
   10-YEAR                   6.48   5.97      5.69     5.69      5.90    5.90

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes varies based on differences in sales charges and the fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on June 16, 1986, class B shares were initially offered on August 4, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 05/01/94 - 04/30/04 ($)

   SALES CHARGE                       WITHOUT       WITH
----------------------------------------------------------
   CLASS A                            18,056       17,198
   CLASS B                            16,760       16,760
   CLASS C                            17,100       17,100

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

The US economy moved ahead at a steady pace during the six-month period that began November 1, 2003 and ended April 30, 2004. Annualized GDP for the period was slightly higher than 4.0%--comfortably above the economy's long-term average growth rate of 3.0%. Inflation edged up, but remained low.

Consumer confidence was generally strong going into the period, but a prolonged period of sluggish job growth put a damper on confidence early in 2004. However, consumer spending on retail goods and autos remained strong, and the housing market continued to soar. When half a million new jobs were added to the economy in March and April, consumer confidence moved higher again, and buoyed the outlook for the economy in the second half of the year.

The business sector also showed signs of improvement. Industrial production registered steady gains. Business spending on technology rose. And late in the period, spending on capital equipment picked up.

BOND RETURNS VARIED ACROSS SECTORS

As the economy strengthened, interest rates rose in the final month of the period. Investment grade and municipal bonds lost ground because bond prices and interest rates move in opposite directions. The municipal market was also hurt by a significant influx of new issues. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, gained just 1.25%.

A strong economy was more good news than bad for the high-yield bond sector, which historically has been less vulnerable to the threat of higher interest rates than other fixed-income sectors. The six-month return for the Merrill Lynch US High Yield, Cash Pay Index was 5.27%.

Money market yields remained below 1% as the Federal Reserve Board kept short-term interest rates at their historical lows. However, the period ended with the expectation that these key interest rates are likely to move higher now that the economy appears to be on solid ground.

US, FOREIGN STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003. However, returns slowed early in 2004 in response to a mixed job outlook. When job growth was disappointing in January and February, investors worried about the economic recovery. Then, when job numbers soared in March and April, they grew concerned about interest rates. Renewed fears about terrorism also weighed on investor confidence. The S&P 500 Index returned 6.27% for this six-month period. In general, small and mid-cap stocks performed better than large-cap stocks. Sector leadership rotated during the period. After an extended period of strong performance, gold stocks and real estate investment trusts (REITs) retreated. Gold stocks fell as the price of gold plummeted, and REIT prices declined as investors took profits. Energy was the strongest performing industry sector, buoyed by the rising price of oil.

Stock market performance was even stronger outside the United States. The MSCI EAFE Index, which measures the performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 12.39% for the six-month period. European and Japanese stock markets were helped by a weak US dollar and a rebound in economic growth.

[SIDENOTE]

SUMMARY
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

- PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS, WHICH GAINED 5.27% AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. INVESTMENT GRADE BONDS EKED OUT A POSITIVE 1.25% RETURN, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. THEIR PERFORMANCE WAS HAMPERED BY THE THREAT OF HIGHER INTEREST RATES AHEAD.

[CHART]

MERRILL LYNCH INDEX             5.27%
LEHMAN INDEX                    1.25%

- STOCK MARKETS AROUND THE WORLD BENEFITED FROM A PICK-UP IN ECONOMIC GROWTH, BUT MOST OF THE GAINS FOR THE PERIOD WERE REPORTED IN 2003. BOTH THE S&P 500 INDEX AND THE MSCI EAFE INDEX POSTED SOLID RETURNS DESPITE WEAKNESS NEAR THE END OF THE PERIOD.

S&P INDEX                       6.27%
MSCI INDEX                     12.39%

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The MSCI EAFE Index is an unmanaged, market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

PORTFOLIO MANAGER'S REPORT
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

For the six-month period ended April 30, 2004, Columbia California Tax-Exempt Fund class A shares returned 0.44% without sales charge. This was lower than the 1.19% return of the Lehman Brothers Municipal Bond Index and the 1.01% average return of the fund's peer group, the Lipper California Municipal Debt Funds Category.(1) The fund's emphasis on intermediate bonds with good call protection hurt performance as interest rates rose during the period. Generally, the fund's duration was longer than its competitors and this also hampered performance.

MUNICIPAL YIELDS RISE

The Federal Reserve Board kept short-term interest rates at an historical low of 1% during the period. However, after a spate of strong economic news in April, especially the report that more than 308,000 new jobs had been added to the labor market, there was widespread expectation that the Fed was ready to raise the short-term interest rates it controls. In response, municipal bond yields rose along with the yields on other fixed-income securities, and prices fell because bond yields and prices move in opposite directions.

In this environment, yields on bonds with intermediate maturities rose more than yields on longer-term bonds. The fund's emphasis on these types of bonds detracted from performance. The fund's investment in non-callable bonds was also a factor in its shortfall against its benchmark. The yields on non-callable bonds are slightly lower than the yields on bonds that can be redeemed before they mature and their price sensitivity to interest rate changes is higher.

CALIFORNIA'S CREDIT OUTLOOK IMPROVED

The immediate threat to California's liquidity and its ability to pay all its obligations on a timely basis was removed with the sale of nearly $8 billion in deficit bonds. Both Standard & Poor's and Moody's raised their credit outlooks for the state when California voters passed the deficit bond package. Nonetheless, California remains the lowest-rated state in the country because of a sizeable structural gap that will likely produce very contentious budget deliberations. However, the availability of deficit bond proceeds (potentially up to $6.0 billion) to close the gap in fiscal year 2004-05 may help the state bridge the budget gap in coming years. The state is largely relying on revenue growth further out to help it avoid difficult taxing and spending decisions.

An improving economy also should aid the state in its efforts to balance the budget. Thanks to a progressive tax code, slight increases in personal income may result in large variances in tax receipts. The most recent data indicate that personal income in the state increased by 3.7% for 2003, which should add to April tax collections and result in an upward revision in revenue projections for the governor's May budget. Additionally, if the stock market revives, it could boost capital gains and

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

   Class A                        7.43
   Class B                        7.43
   Class C                        7.43

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 - 04/30/04 ($)

   Class A                        0.31
   Class B                        0.28
   Class C                        0.29

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC YIELDS AS OF 04/30/04 (%)

   Class A                        3.64
   Class B                        3.06
   Class C                        3.36

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 04/30/04 (%)

   Class A                        6.17
   Class B                        5.19
   Class C                        5.70

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phaseout of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

option-related income tax receipts, which fell precipitously during fiscal 2002 and 2003.

FUND POSITIONED FOR DECLINING INTERMEDIATE-TERM INTEREST RATES

We view the recent run-up in yields on intermediate-term bonds as overdone. While the Fed is likely to raise its short-term rates modestly in the coming months, intermediate- and longer-term rates appear to have adjusted to this likely event. If inflation remains low, as we expect, and economic growth slows to a steady, but more sustainable pace, interest rates on intermediate- and long-term bonds may be viewed as fairly valued or even attractive. Sustained job growth and increasing inflationary pressure could cause us to change our outlook and the fund's positioning.

[PHOTO OF GARY SWAYZE]

Gary Swayze has managed Columbia California Tax-Exempt Fund since October 1997.

/s/ Gary Swayze


Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Single-state municipal bond funds pose additional risks due to limited geographical diversification. Because the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

[SIDENOTE]

WE EXPECT TO CONTINUE TO FOCUS ON BONDS IN THE 10- TO 20-YEAR MATURITY RANGE WITH GOOD CALL PROTECTION.

FINANCIAL STATEMENTS
APRIL 30, 2004                               COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                           A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

                    INVESTMENT PORTFOLIO   The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

     STATEMENT OF ASSETS AND LIABILITIES   This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                 STATEMENT OF OPERATIONS   This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

      STATEMENT OF CHANGES IN NET ASSETS   This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions
                                           (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

           NOTES TO FINANCIAL STATEMENTS   These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                    FINANCIAL HIGHLIGHTS   The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
APRIL 30, 2004 (UNAUDITED)                   COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                                                                                         PAR ($)     VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.5%

EDUCATION - 3.8%

        STATE EDUCATIONAL FACILITIES AUTHORITY     Loyola Marymount University,
                                                   Series 2001,
                                                   (a) 10/01/15                                        1,265,000       741,720

                                                   Pooled College & University
                                                     Project:
                                                   Series 1997 B,
                                                     6.300% 04/01/21                                   1,000,000     1,063,250
                                                   Series 2000 B,
                                                     6.625% 06/01/20                                   1,000,000     1,084,600

                                                   Santa Clara University,
                                                   Series 1999:
                                                     5.250% 09/01/17                                   1,000,000     1,096,670
                                                     5.250% 09/01/20                                   1,340,000     1,455,294

   STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY     Crossroads Schools of Arts &
                                                     Sciences,
                                                   Series 1998,
                                                     6.000% 08/01/28 (b)                               1,850,000     1,895,251

                                                   San Francisco Art Institute,
                                                   Series 2002,
                                                     7.375% 04/01/32                                   2,000,000     2,023,520
                                                                                                                  ------------
                                                                                                 EDUCATION TOTAL     9,360,305
HEALTH CARE - 6.1%

CONGREGATE CARE RETIREMENT - 2.7%

   ABAG FINANCE AUTHORITY FOR NONPROFIT CORPS.     Channing House,
                                                   Series 1999,
                                                     5.375% 02/15/19                                   1,700,000     1,713,804

   RIVERSIDE COUNTY PUBLIC FINANCING AUTHORITY     Air Force Village West,
                                                     Inc.,
                                                   Series 1999,
                                                     5.750% 05/15/19                                   2,000,000     2,047,540

   STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY     Eskaton Village - Grass
                                                     Valley,
                                                   Series 2000,
                                                     8.250% 11/15/31 (b)                               2,500,000     2,800,400

                                                                                Congregate Care Retirement Total     6,561,744

HOSPITALS - 3.4%

   ABAG FINANCE AUTHORITY FOR NONPROFIT CORPS.     San Diego Hospital
                                                     Association:
                                                   Series 2001 A,
                                                     6.125% 08/15/20                                   1,250,000     1,311,762
                                                   Series 2003 C,
                                                     5.375% 03/01/21                                   1,000,000       994,990

       HI-DESERT MEMORIAL HEALTH CARE DISTRICT     Series 1998,
                                                     5.500% 10/01/15                                   1,000,000       907,250

          RIVERSIDE COUNTY ASSET LEASING CORP.     Riverside County Hospital
                                                     Project,
                                                   Series 1997 B,
                                                     5.700% 06/01/16                                   1,000,000     1,097,560

                                              See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

HEALTH CARE - (CONTINUED)

HOSPITALS - (CONTINUED)

             STATE HEALTH FACILITIES FINANCING     Stanford Hospital Clinics,
                                                   Series 2003 A,
                                                     5.000% 11/15/12                                   1,500,000     1,568,145

   STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY     Catholic Healthcare West,
                                                   Series 1999:
                                                     4.950% 07/01/26 (c)                               1,000,000     1,003,500
                                                     6.500% 07/01/20                                   1,500,000     1,615,875

                                                                                                 Hospitals Total     8,499,082
                                                                                                                  ------------
                                                                                               HEALTH CARE TOTAL    15,060,826
HOUSING - 2.8%

ASSISTED LIVING/SENIOR - 0.6%

   ABAG FINANCE AUTHORITY FOR NONPROFIT CORPS.     Eskaton Gold River Lodge,
                                                   Series 1998,
                                                     6.375% 11/15/28                                   1,400,000     1,410,206

                                                                                    Assisted Living/Senior Total     1,410,206

SINGLE FAMILY - 2.2%

  SOUTHERN CALIFORNIA HOME FINANCING AUTHORITY     Series 1989 A, AMT,
                                                     7.625% 10/01/22                                      40,000        40,024

                  STATE HOUSING FINANCE AGENCY     Series 1997 A-1, AMT,
                                                     5.950% 08/01/16                                   3,000,000     3,142,290

   STATE RURAL HOME MORTGAGE FINANCE AUTHORITY     Series 1995 B, AMT,
                                                     7.750% 09/01/26                                      55,500        56,601
                                                   Series 1997 A-2, AMT,
                                                     7.000% 09/01/29                                     775,000       783,037
                                                   Series 1998 B-5, AMT,
                                                     6.350% 12/01/29                                     635,000       636,784
                                                   Series 2000 B, AMT,
                                                     7.300% 06/01/31                                     435,000       462,796
                                                    Series 2000 D, AMT,
                                                     7.100% 06/01/31                                     395,000       404,721

                                      STOCKTON     Series 1990 A,
                                                     7.400% 08/01/05                                       5,000         5,016

                                                                                             Single Family Total     5,531,269
                                                                                                                  ------------
                                                                                                   HOUSING TOTAL     6,941,475

OTHER - 11.0%

OTHER - 1.8%

     GOLDEN STATE TOBACCO SECURITIZATION CORP.     Series 2003 B:
                                                     5.000% 06/01/12                                   1,800,000     1,883,970
                                                     5.500% 06/01/43                                   2,500,000     2,444,875

                                                                                                     Other Total     4,328,845

See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

REFUNDED/ESCROWED (d) - 9.2%

               CENTRAL UNIFIED SCHOOL DISTRICT     Series 1993,
                                                     (a) 03/01/18                                     20,065,000    10,283,312

                                        POMONA     Series 1990 B
                                                     7.500% 08/01/23                                   1,000,000     1,304,550

                              RIVERSIDE COUNTY     Series 1989 A, AMT,
                                                     7.800% 05/01/21                                   2,500,000     3,333,425

              SAN JOAQUIN HILLS TRANSPORTATION     Corridor Agency
                                                   Series 1993,
                                                     (a) 01/01/20                                     15,400,000     7,027,482

                       WHISMAN SCHOOL DISTRICT     Series 1996 A,
                                                     (a) 08/01/16                                      1,645,000       936,614

                                                                                         Refunded/Escrowed Total    22,885,383
                                                                                                                  ------------
                                                                                                     OTHER TOTAL    27,214,228
OTHER REVENUE - 1.3%

HOTELS - 1.3%

           SACRAMENTO CITY FINANCING AUTHORITY     Sacramento Convention Center,
                                                   Series 1999 A,
                                                     6.250% 01/01/30                                   3,500,000     3,315,515

                                                                                                    Hotels Total     3,315,515
                                                                                                                  ------------
                                                                                             OTHER REVENUE TOTAL     3,315,515
TAX-BACKED - 61.3%

LOCAL APPROPRIATED - 11.3%

                                ALAMEDA COUNTY     Capital Projects,
                                                   Series 1989,
                                                     (a) 06/15/14                                      2,185,000     1,373,251

            ANAHEIM PUBLIC FINANCING AUTHORITY     Series 1997 C,
                                                     6.000% 09/01/14 (e)                               3,500,000     4,045,895

                                       COMPTON     Civic Center Project,
                                                   Series 1997 A,
                                                     5.500% 09/01/15                                   3,000,000     3,069,270

               LOS ANGELES COUNTY PUBLIC WORKS     J.F. Shea Co.,
                           FINANCING AUTHORITY     Series 1996 A,
                                                     5.500% 10/01/18                                   2,895,000     3,225,927

                                       MODESTO     Community Center Project,
                                                   Series 1993 A,
                                                     5.000% 11/01/23                                   2,235,000     2,299,793

                                              See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL APPROPRIATED - (CONTINUED)

                                    RIDGECREST     Civic Center Project,
                                                   Series 1999,
                                                     6.250% 03/01/26                                   1,500,000     1,580,790

           SACRAMENTO CITY FINANCING AUTHORITY     Series 1993 A,
                                                     5.375% 11/01/14                                   1,100,000     1,213,773

                 SANTA ANA FINANCING AUTHORITY     Police Administration & Holding
                                                     Facility,
                                                   Series 1994 A,
                                                     6.250% 07/01/18                                   6,035,000     7,139,164

             VICTOR ELEMENTARY SCHOOL DISTRICT     Series 1996,
                                                     6.450% 05/01/18                                   3,345,000     4,014,100

                                                                                        Local Appropriated Total    27,961,963

LOCAL GENERAL OBLIGATIONS - 18.8%

              CABRILLO UNIFIED SCHOOL DISTRICT     Series 1996 A,
                                                     (a) 08/01/15                                      3,000,000     1,772,790

                CENTRAL VALLEY SCHOOL DISTRICT     Series 1998 A,
                           FINANCING AUTHORITY       6.450% 02/01/18                                   1,000,000     1,194,550

                CLOVIS UNIFIED SCHOOL DISTRICT     Series 2001 A,
                                                     (a) 08/01/16                                      3,000,000     1,669,680

          CORONA-NORCO UNIFIED SCHOOL DISTRICT     Series 2001 C,
                                                     (a) 09/01/17                                      1,000,000       521,630

            EAST WHITTIER CITY SCHOOL DISTRICT     Series 1997 A,
                                                     5.750% 08/01/17                                   1,675,000     1,894,174

              FILLMORE UNIFIED SCHOOL DISTRICT     Series 1997 A:
                                                     (a) 07/01/11                                        950,000       712,662
                                                     (a) 07/01/12                                        980,000       692,282
                                                     (a) 07/01/17                                        650,000       341,828

                FRESNO UNIFIED SCHOOL DISTRICT     Series 2002 A,
                                                     6.000% 02/01/19                                   2,480,000     2,886,472

          JEFFERSON UNION HIGH SCHOOL DISTRICT     Series 2000 A,
                                                     6.450% 08/01/25                                   1,000,000     1,203,760

          LAS VIRGENES UNIFIED SCHOOL DISTRICT     Series 1997 C,
                                                     (a) 11/01/20                                      1,205,000       514,005

                    LOS ANGELES COUNTY SCHOOLS     Regionalized Business Services
                                                     Corp.,
                                                   Series 1999 A:
                                                     (a) 08/01/16                                      1,945,000     1,069,653
                                                     (a) 08/01/17                                      1,980,000     1,023,719

See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

           LOS ANGELES UNIFIED SCHOOL DISTRICT     Series 2002,
                                                     5.750% 07/01/16                                   2,500,000     2,858,400
                                                   Series 2002 E,
                                                     5.500% 07/01/17                                   2,000,000     2,174,120
                                                   Series 2003 F,
                                                     5.000% 07/01/20                                   1,000,000     1,031,850

       MANHATTAN BEACH UNIFIED SCHOOL DISTRICT     Series 2002 E,
                                                     (a) 09/01/25                                      3,000,000       931,020

                  MODESTO HIGH SCHOOL DISTRICT     Series 2002 A,
                                                     (a) 08/01/16                                      1,500,000       834,840

           MORGAN HILL UNIFIED SCHOOL DISTRICT     Series 2002,
                                                     (a) 08/01/21                                      2,010,000       816,542

                       NEWHALL SCHOOL DISTRICT     Series 2004,
                                                     5.000% 05/01/25                                   1,305,000     1,334,075

             NEW HAVEN UNIFIED SCHOOL DISTRICT     Series 2002,
                                                     12.000% 08/01/17                                  1,565,000     2,693,271

             OXNARD UNION HIGH SCHOOL DISTRICT     Series 2001 A,
                                                     5.650% 02/01/17                                     960,000     1,075,094

                POMONA UNIFIED SCHOOL DISTRICT     Series 2001 A,
                                                     5.900% 02/01/16                                     845,000       973,550

       REDWOOD CITY ELEMENTARY SCHOOL DISTRICT     Series 1997,
                                                     (a) 08/01/18                                      2,385,000     1,173,229

               ROCKLIN UNIFIED SCHOOL DISTRICT     Series 1995 C,
                                                     (a) 07/01/20                                      6,920,000     3,004,941
                                                   Series 2003,
                                                     (a) 08/01/17                                      2,000,000     1,047,500

              SAN JUAN UNIFIED SCHOOL DISTRICT     Series 2001,
                                                     (a) 08/01/15                                      2,760,000     1,630,967

            SAN MARINO UNIFIED SCHOOL DISTRICT     Series 1998 B,
                                                     5.000% 06/01/23                                   1,000,000     1,029,830

          SAN MATEO UNION HIGH SCHOOL DISTRICT     Series 2001 A,
                                                     5.375% 09/01/19                                   1,000,000     1,069,720

                SANGER UNIFIED SCHOOL DISTRICT     Series 1999,
                                                     5.350% 08/01/15                                   1,500,000     1,642,980

           SIMI VALLEY UNIFIED SCHOOL DISTRICT     Series 1997,
                                                     5.250% 08/01/22                                     925,000       985,643

              UNION ELEMENTARY SCHOOL DISTRICT     Series 1999 A,
                                                     (a) 09/01/19                                      1,750,000       802,603

                                              See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

                UPLAND UNIFIED SCHOOL DISTRICT     Series 2001,
                                                     5.125% 08/01/25                                     750,000       763,493

     WEST CONTRA COSTA UNIFIED SCHOOL DISTRICT     Series 2001 A,
                                                     5.300% 02/01/16                                   1,275,000     1,400,230

           WEST COVINA UNIFIED SCHOOL DISTRICT     Series 2002 A,
                                                     5.250% 02/01/19                                     725,000       787,198

             YUBA CITY UNIFIED SCHOOL DISTRICT     Series 2000,
                                                     (a) 09/01/20                                      2,385,000     1,026,146

                                                                                 Local General Obligations Total    46,584,447

SPECIAL NON-PROPERTY TAX - 3.8%

            OAKDALE PUBLIC FINANCING AUTHORITY     Central City Redevelopment,
                                                     5.375% 06/01/33                                   1,500,000     1,436,400

                SAN DIEGO REDEVELOPMENT AGENCY     Series 2001,
                                                     (a) 09/01/20                                      3,630,000     1,537,124

                PR COMMONWEALTH OF PUERTO RICO     Series 1996 Y,
            HIGHWAY & TRANSPORTATION AUTHORITY       6.250% 07/01/12                                   3,000,000     3,526,830
                                                   Series 2002 E,
                                                     5.500% 07/01/14                                   2,000,000     2,253,880

                                                   Public Buildings Authority
                                                   Series 2002 C,
                                                      5.500% 07/01/14                                    500,000       550,275

                                                                                  Special Non-Property Tax Total     9,304,509

SPECIAL PROPERTY TAX - 16.4%

            CAPISTRANO UNIFIED SCHOOL DISTRICT     Ladera Community Facilities
                                                     District No. 98-2,
                                                   Series 1999,
                                                     5.750% 09/01/29                                   1,500,000     1,502,340

                                        CARSON     Series 1992,
                                                     7.375% 09/02/22                                     150,000       151,858

           CERRITOS PUBLIC FINANCING AUTHORITY     Los Coyotes Redevelopment
                                                     Project,
                                                   Series 1993 A,
                                                     6.500% 11/01/23                                   2,000,000     2,424,600

                  CONCORD REDEVELOPMENT AGENCY     Central Concord Project,
                                                   Series 1988 3,
                                                     8.000% 07/01/18                                      25,000        25,264

         COSTA MESA PUBLIC FINANCING AUTHORITY     Series 1991 A,
                                                     7.100% 08/01/21                                     845,000       848,355

See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

SPECIAL PROPERTY TAX - (CONTINUED)

             ELK GROVE UNIFIED SCHOOL DISTRICT     Community Facilities District
                                                     No.1,
                                                   Series 1995:
                                                     (a) 12/01/18                                      2,720,000     1,312,264
                                                     6.500% 12/01/24                                   4,055,000     4,913,930

                INGLEWOOD REDEVELOPMENT AGENCY     Series 1998 A,
                                                     5.250% 05/01/23                                   1,000,000     1,066,590

    LOS ANGELES COMMUNITY REDEVELOPMENT AGENCY     Hollywood Redevelopment Project,
                                                   Series 1998 C,
                                                     5.375% 07/01/18                                   1,665,000     1,823,641

                  OAKLAND REDEVELOPMENT AGENCY     Central District Redevelopment
                                                     Project,
                                                   Series 1992,
                                                     5.500% 02/01/14                                   8,400,000     9,367,008

   ORANGE COUNTY COMMUNITY FACILITIES DISTRICT     Ladera Ranch:
                                                   Series 1999 A,
                                                     6.700% 08/15/29                                   2,000,000     2,098,140
                                                   Series 2004 A,
                                                     5.625% 08/15/34                                     850,000       840,293

                  ORANGE COUNTY WATER DISTRICT     Series 2003 B,
                                                     5.375% 08/15/18                                     515,000       552,518

                                  REDWOOD CITY     Community Facilities District
                                                     No. 1,
                                                   Series 2003 B,
                                                     5.950% 09/01/28                                     750,000       761,175

          RIVERSIDE PUBLIC FINANCING AUTHORITY     Series 1991 A,
                                                     8.000% 02/01/18                                      55,000        55,164
                                                   Series 1997 A,
                                                     5.250% 10/01/16                                   3,120,000     3,159,094

SAN BERNADINO JOINT POWERS FINANCING AUTHORITY     Central City Merged Project,
                                                   Series 1998 A,
                                                     5.750% 07/01/14                                     985,000     1,116,350

                                  SAN CLEMENTE     Act of 1915, Series 1999,
                                                     6.050% 09/02/28                                   1,000,000     1,007,480

        SAN MARCOS PUBLIC FACILITIES AUTHORITY     Series 1998,
                                                     5.800% 09/01/18                                   1,500,000     1,555,290

          SANTA MARGARITA-DANA POINT AUTHORITY     Series 1994 B,
                                                     7.250% 08/01/13                                   2,000,000     2,493,120

                SANTA MARGARITA WATER DISTRICT     Series 1999,
                                                     6.250% 09/01/29                                   2,500,000     2,544,325

                                                   Community Facilities District
                                                     No. 99-1
                                                   Series 2003,
                                                     6.000% 09/01/30                                   1,000,000       987,910

                                                                                      Special Property Tax Total    40,606,709

                                              See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

STATE APPROPRIATED - 4.5%

                      STATE PUBLIC WORKS BOARD     Department of Corrections,
                                                   Series 2004 C,
                                                     5.500% 06/01/13                                   2,000,000     2,147,880

                                                   Various State Prisons
                                                     Projects,
                                                   Series 1993 A:
                                                     5.000% 12/01/19 (e)                               6,000,000     6,272,520
                                                     5.250% 12/01/13                                   2,500,000     2,732,125

                                                                                        State Appropriated Total    11,152,525

STATE GENERAL OBLIGATIONS - 6.5%

                           STATE OF CALIFORNIA     Series 1990,
                                                     10.000% 02/01/10                                  2,000,000     2,638,540
                                                   Series 1993,
                                                     5.500% 04/01/12                                   2,770,000     3,065,393
                                                   Series 2003,
                                                     5.250% 02/01/20                                   1,250,000     1,282,312
                                                   Series 2004:
                                                     5.000% 02/01/33                                   1,000,000       950,240
                                                     5.250% 04/01/34                                   1,500,000     1,479,210

                PR COMMONWEALTH OF PUERTO RICO     Series 1995,
                                                     5.650% 07/01/15                                   1,000,000     1,132,940
                                                   Series 1996,
                                                     6.500% 07/01/14                                   2,000,000     2,419,860

                                                   Aqueduct & Sewer Authority,
                                                   Series 1995,
                                                     6.250% 07/01/13                                   2,750,000     3,249,840

                                                                                 State General Obligations Total    16,218,335
                                                                                                                  ------------
                                                                                                TAX-BACKED TOTAL   151,828,488
TRANSPORTATION - 0.7%

AIR TRANSPORTATION - 0.2%

   STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY     United Airlines, Inc.,
                                                   Series 2001, AMT,
                                                     6.250% 10/01/35 (f)                               2,000,000       417,200

                                                                                        Air Transportation Total       417,200

PORTS - 0.3%

                               PORT OF OAKLAND     Series 2002 L, AMT,
                                                     5.500% 11/01/20                                     750,000       784,703
                                                                                                     Ports Total       784,703

See notes to investment portfolio.

                                                                                                         PAR ($)     VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TRANSPORTATION - (CONTINUED)

TRANSPORTATION - 0.2%

               LOS ANGELES COUNTY METROPOLITAN     Sales Tax Revenue, Property
                      TRANSPORTATION AUTHORITY       A First Tier,
                                                   Series 2003 A,
                                                     5.000% 07/01/12                                     500,000       542,140

                                                                                            Transportation Total       542,140

                                                                                            TRANSPORTATION TOTAL     1,744,043
UTILITY - 11.5%

INDEPENDENT POWER PRODUCER - 0.3%

    PR COMMONWEALTH OF PUERTO RICO INDUSTRIAL,     AES Project,
          EDUCATIONAL, MEDICAL & ENVIRONMENTAL     Series 2000, AMT,
                       COGENERATION FACILITIES       6.625% 06/01/26                                     795,000       828,636

                                                                                Independent Power Producer Total       828,636

INVESTOR OWNED - 2.5%

                SOUTHERN CALIFORNIA EDISON CO.     Series 1999 B,
                                                     5.450% 09/01/29                                   2,000,000     2,056,040
                                                   Series 1999 C, AMT,
                                                     5.550% 09/01/31                                   1,000,000     1,020,430

   STATE POLLUTION CONTROL FINANCING AUTHORITY     San Diego Gas & Electric
                                                     Co.,
                                                   Series 1996 A,
                                                     5.900% 06/01/14                                   2,650,000     3,031,732

                                                                                            Investor Owned Total     6,108,202

MUNICIPAL ELECTRIC - 2.7%

              REDDING ELECTRIC SYSTEMS REVENUE     Series 1992 A, IFRN,
                                                     11.438% 07/01/22 (d)                                750,000     1,004,850

         SACRAMENTO MUNICIPAL UTILITY DISTRICT     Series 1993 G,
                                                     6.500% 09/01/13                                   1,500,000     1,763,190
                                                   Series 1997 K,
                                                     5.700% 07/01/17                                   1,900,000     2,146,810

                   TURLOCK IRRIGATION DISTRICT     Series 1996 A,
                                                     6.000% 01/01/12                                     500,000       572,200

       PR COMMONWEALTH OF PUERTO RICO ELECTRIC     Series 1989 O,
                               POWER AUTHORITY       (a) 07/01/17                                      2,490,000     1,300,079

                                                                                        Municipal Electric Total     6,787,129

WATER & SEWER - 6.0%

                                 BIG BEAR LAKE     Series 1996,
                                                     6.000% 04/01/15                                   1,350,000     1,542,240

                                              See notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

UTILITY - (CONTINUED)

WATER & SEWER - (CONTINUED)

         SACRAMENTO COUNTY SANITATION DISTRICT     Series 2001,
                                                     5.500% 12/01/18                                   2,000,000     2,221,200

        SANTA MARIA WATER & WASTEWATER REVENUE     Series 1997 A,
                                                     (a) 08/01/14                                      2,000,000     1,248,380

           STATE DEPARTMENT OF WATER RESOURCES     Series 2001 W,
                                                     5.500% 12/01/14                                   2,000,000     2,245,760
                                                   Series 2002 A,
                                                     5.375% 05/01/18                                   2,000,000     2,140,600

   STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY     Series 2003 A,
                                                     4.950% 12/01/12                                   2,000,000     2,022,500

                         SUNNYVALE SOLID WASTE     Series 2003, AMT,
                                                     5.500% 10/01/15                                   1,695,000     1,810,480

               WEST KERN COUNTY WATER DISTRICT     Series 2001,
                                                     5.625% 06/01/31                                   1,500,000     1,515,180

                                                                                             Water & Sewer Total    14,746,340
                                                                                                                  ------------
                                                                                                   UTILITY TOTAL    28,470,307

                                                   TOTAL MUNICIPAL BONDS
                                                   (COST OF $227,961,593)                                          243,935,187

See notes to financial statements.

                                                                                                         PAR ($)     VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 0.6%
VARIABLE RATE DEMAND NOTES (g) - 0.6%

         CO DENVER HEALTH & HOSPITAL AUTHORITY     Series 2001 B,
                                                     1.150% 12/01/31                                     200,000       200,000

                ID HEALTH FACILITIES AUTHORITY     St. Luke's Regional Medical
                                                     Center,
                                                   Series 1995,
                                                     1.100% 05/01/22                                     200,000       200,000

      MN HIGHER EDUCATION FACILITIES AUTHORITY     St. Olaf College,
                                                   Series 2002 5,
                                                     1.100% 10/01/32                                     100,000       100,000

           MS JACKSON COUNTY POLLUTION CONTROL     Chevron USA:
                                                   Series 1992,
                                                     1.100% 12/01/16                                     500,000       500,000
                                                   Series 1993,
                                                     1.100% 06/01/23                                     500,000       500,000

                                                                                VARIABLE RATE DEMAND NOTES TOTAL     1,500,000

                                                   TOTAL SHORT-TERM OBLIGATIONS
                                                   (COST OF $1,500,000)                                              1,500,000

                                                   TOTAL INVESTMENTS - 99.1%
                                                   (COST OF $229,461,593) (h)                                      245,435,187

                                                   OTHER ASSETS & LIABILITIES,
                                                     NET - 0.9%                                                      2,308,812

                                                   NET ASSETS - 100.0%                                             247,743,999

NOTES TO INVESTMENT PORTFOLIO:

(a) Zero coupon bond.

(b) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At April 30, 2004, these securities amounted to $4,695,651, which represents 1.9% of net assets.

    Additional information on these restricted securities is as follows:

                                                       ACQUISITION    ACQUISITION
SECURITY                                                  DATE           COST
---------------------------------------------------------------------------------
Statewide Communities Development Authority:
 Crossroads Schools of Arts & Sciences, Series 1998,
  6.000% 08/01/28                                        08/21/98     $ 1,850,000
 Eskaton Village - Grass Valley, Series 2000,
  8.250% 11/15/31                                        09/08/00       2,500,000
                                                                      -----------
                                                                      $ 4,350,000
                                                                      -----------

(c) Variable rate security. The interest rate shown reflects the rate as of April 30, 2004.

(d) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(e) The security or a portion of the security pledged as collateral for open futures contracts. At April 30, 2004, the total market value of securities pledged amounted to $596,839.

(f) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of April 30, 2004, the value of this security represents 0.2% of net assets.

                                              See notes to financial statements.

(g) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of April 30, 2004.

(h) Cost for federal income tax purposes is $229,418,671.
    At April 30, 2004, the Fund held the following open futures contracts:

                                            AGGREGATE     EXPIRATION   UNREALIZED
     TYPE                       VALUE      FACE VALUE        DATE     DEPRECIATION
----------------------------------------------------------------------------------
U.S. Treasury Notes
10-Year                     $ 15,249,000  $ 15,484,790    June - 2004  $ (235,790)
                                                                       ----------

               ACRONYM                                NAME
----------------------------------------------------------------------------------
                ABAG                   Association of Bay Area Government
                 AMT                         Alternative Minimum Tax
                IFRN                       Inverse Floating Rate Note

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2004 (UNAUDITED)                   COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                                                                                          ($)
-------------------------------------------------------------------------------------------------------------
                   ASSETS        Investments, at cost                                             229,461,593
                                                                                                 ------------
                                 Investments, at value                                            245,435,187
                                 Receivable for:
                                  Investments sold                                                  1,100,851
                                  Fund shares sold                                                    148,291
                                  Interest                                                          3,171,090
                                  Futures variation margin                                             45,281
                                 Deferred Trustees' compensation plan                                  11,782
                                                                                                 ------------
                                                                                   Total Assets   249,912,482

              LIABILITIES        Payable to custodian bank                                          1,008,794
                                 Payable for:
                                  Fund shares repurchased                                             535,622
                                  Distributions                                                       346,172
                                  Investment advisory fee                                             104,336
                                  Transfer agent fee                                                   85,687
                                  Pricing and bookkeeping fees                                          7,197
                                  Custody fee                                                           2,707
                                  Distribution and service fees                                        65,970
                                 Deferred Trustees' fees                                               11,782
                                 Other liabilities                                                        216
                                                                                                 ------------
                                                                              Total Liabilities     2,168,483

                                                                                     NET ASSETS   247,743,999

COMPOSITION OF NET ASSETS        Paid-in capital                                                  232,947,614
                                 Undistributed net investment income                                  203,905
                                 Accumulated net realized loss                                     (1,145,324)
                                 Net unrealized appreciation (depreciation) on:
                                  Investments                                                      15,973,594
                                  Futures contracts                                                  (235,790)

                                                                                     NET ASSETS   247,743,999

                  CLASS A        Net assets                                                       199,662,305
                                 Shares outstanding                                                26,890,310
                                 Net asset value per share                                               7.43(a)
                                 Maximum offering price per share ($7.43/0.9525)                         7.80(b)

                  CLASS B        Net assets                                                        31,894,580
                                 Shares outstanding                                                 4,295,566
                                 Net asset value and offering price per share                            7.43(a)

                  CLASS C        Net assets                                                        16,187,114
                                 Shares outstanding                                                 2,180,044
                                 Net asset value and offering price per share                            7.43(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

                                              See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
APRIL 30, 2004 (UNAUDITED)               COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                                                                                                        ($)
---------------------------------------------------------------------------------------------------------------------------
                      INVESTMENT INCOME        Interest                                                           6,481,194
                                               Dividends                                                                 19
                                                                                                               ------------
                                                Total Investment Income                                           6,481,213

                               EXPENSES        Investment advisory fee                                              659,353
                                               Distribution fee:
                                                Class B                                                             133,446
                                                Class C                                                              67,751
                                               Service fee:
                                                Class A                                                             221,347
                                                Class B                                                              37,468
                                                Class C                                                              18,988
                                               Transfer agent fee                                                   142,219
                                               Pricing and bookkeeping fees                                          52,983
                                               Trustees' fees                                                         5,200
                                               Custody fee                                                            6,665
                                               Non-recurring costs (See Note 7)                                       4,185
                                               Other expenses                                                        46,327
                                                                                                               ------------
                                                Total Expenses                                                    1,395,932
                                               Fees waived by Distributor - Class C                                 (27,165)
                                               Non-recurring costs assumed by Investment Advisor (See Note 7)        (4,185)
                                               Custody earnings credit                                                 (251)
                                                                                                               ------------
                                                Net Expenses                                                      1,364,331
                                                                                                               ------------
                                               Net Investment Income                                              5,116,882

NET REALIZED AND UNREALIZED GAIN (LOSS)        Net realized gain (loss) on:
   ON INVESTMENTS AND FUTURES CONTRACTS         Investments                                                        (409,692)
                                                Futures contracts                                                    25,502
                                                                                                               ------------
                                                  Net realized loss                                                (384,190)
                                               Net change in unrealized appreciation/depreciation on:
                                                Investments                                                      (3,089,563)
                                                Futures contracts                                                  (235,790)
                                                                                                               ------------
                                                  Net change in unrealized appreciation/depreciation             (3,325,353)
                                                                                                               ------------
                                               Net Loss                                                          (3,709,543)
                                                                                                               ------------
                                               Net Increase in Net Assets from Operations                         1,407,339


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                                                                       (UNAUDITED)
                                                                                  SIX MONTHS ENDED   PERIOD ENDED   YEAR ENDED
                                                                                         APRIL 30,    OCTOBER 31,   JANUARY 31,
INCREASE (DECREASE) IN NET ASSETS:                                                        2004 ($)    2003(a) ($)      2003 ($)
-------------------------------------------------------------------------------------------------------------------------------
                            OPERATIONS   Net investment income                           5,116,882      8,237,881    12,177,976
                                         Net realized gain (loss) on
                                          investments and futures contracts               (384,190)     5,002,484     1,333,318
                                         Net change in unrealized appreciation/
                                          depreciation on investments and
                                          futures contracts                             (3,325,353)    (2,369,502)    1,551,783
                                                                                     ------------------------------------------
                                            Net Increase from Operations                 1,407,339     10,870,863    15,063,077

DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                          Class A                                       (4,105,546)    (6,545,053)   (9,655,893)
                                          Class B                                         (561,838)    (1,011,801)   (1,605,902)
                                          Class C                                         (311,679)      (557,299)     (941,573)
                                         From net realized gains:
                                          Class A                                       (4,374,868)            --    (1,192,558)
                                          Class B                                         (754,999)            --      (235,535)
                                          Class C                                         (380,517)            --      (129,046)
                                                                                     ------------------------------------------
                                            Total Distributions
                                              Declared to Shareholders                 (10,489,447)    (8,114,153)  (13,760,507)

                    SHARE TRANSACTIONS   Class A:
                                          Subscriptions                                  5,489,506     24,138,190    34,028,262
                                          Distributions reinvested                       4,795,625      3,210,206     5,449,192
                                          Redemptions                                  (15,368,638)   (37,850,157)  (48,429,187)
                                                                                     ------------------------------------------
                                            Net Decrease                                (5,083,507)   (10,501,761)   (8,951,733)
                                         Class B:
                                          Subscriptions                                    445,598      2,737,814     8,190,359
                                          Distributions reinvested                         909,660        607,666     1,097,639
                                          Redemptions                                   (7,071,071)    (8,490,498)  (14,033,851)
                                                                                     ------------------------------------------
                                            Net Decrease                                (5,715,813)    (5,145,018)   (4,745,853)
                                         Class C:
                                          Subscriptions                                  1,726,447      2,948,978     5,950,586
                                          Distributions reinvested                         435,277        357,540       711,914
                                          Redemptions                                   (3,625,731)    (8,942,962)   (9,424,831)
                                                                                     ------------------------------------------
                                            Net Decrease                                (1,464,007)    (5,636,444)   (2,762,331)
                                         Net Decrease from Share Transactions          (12,263,327)   (21,283,223)  (16,459,917)
                                                                                     ------------------------------------------
                                            Total Decrease in Net Assets               (21,345,435)   (18,526,513)  (15,157,347)

                            NET ASSETS   Beginning of period                           269,089,434    287,615,947   302,773,294
                                         End of period                                 247,743,999    269,089,434   287,615,947
                                         Undistributed net investment income               203,905         66,086        47,068

                     CHANGES IN SHARES   Class A:
                                          Subscriptions                                    708,811      3,120,447     4,437,995
                                          Issued for distributions reinvested              624,180        414,744       711,564
                                          Redemptions                                   (1,990,216)    (4,902,437)   (6,334,063)
                                                                                     ------------------------------------------
                                            Net Decrease                                  (657,225)    (1,367,246)   (1,184,504)
                                         Class B:
                                          Subscriptions                                     57,995        353,731     1,066,847
                                          Issued for distributions reinvested              118,359         78,503       143,356
                                          Redemptions                                     (915,514)    (1,093,348)   (1,837,665)
                                                                                     ------------------------------------------
                                            Net Decrease                                  (739,160)      (661,114)     (627,462)
                                         Class C:
                                          Subscriptions                                    224,975        379,075       778,304
                                          Issued for distributions reinvested               56,640         46,182        93,008
                                          Redemptions                                     (471,248)    (1,161,585)   (1,237,856)
                                                                                     ------------------------------------------
                                            Net Decrease                                  (189,633)      (736,328)     (366,544)

(a) The Fund changed its fiscal year end from January 31 to October 31.

                                              See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2004 (UNAUDITED)                   COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTE 1. ORGANIZATION

Columbia California Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust V (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and California state personal income tax and by pursuing opportunities for long term appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sales price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Restricted securities and investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

OPTIONS

The Fund may purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the period ended October 31, 2003 and the year ended January 31, 2003 was as follows:

                OCTOBER 31, 2003
-----------------------------------------------------
  TAX-EXEMPT        ORDINARY           LONG-TERM
    INCOME           INCOME*          CAPITAL GAINS
-----------------------------------------------------
  $ 8,078,480        $ 35,673              $ -

                  JANUARY 31, 2003
-----------------------------------------------------
  TAX-EXEMPT        ORDINARY           LONG-TERM
    INCOME           INCOME*          CAPITAL GAINS
-----------------------------------------------------
  $ 12,177,662       $ 25,706          $ 1,557,139

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2004, based on cost of investments for federal income tax purposes was:

  Unrealized appreciation                    $ 18,333,820
  Unrealized depreciation                      (2,317,304)
                                             ------------
   Net unrealized appreciation               $ 16,016,516

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

   AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-----------------------------------------------------
       First $1 billion                0.50%
       Next $2 billion                 0.45%
       Over $3 billion                 0.40%

For the six months ended April 30, 2004, the Fund's annualized effective investment advisory fee rate was 0.50%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended April 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.040%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer

Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended April 30, 2004, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.11%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months ended April 30, 2004, the Distributor has retained net underwriting discounts of $13,037 on sales of the Fund's Class A shares and received CDSC fees of $61,664 and $26 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a service fee between the 0.10% and 0.25% annual rates. For the six months ended April 30, 2004, the Fund's annualized effective service fee rate was 0.21%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended April 30, 2004, the Fund paid $855 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended April 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $9,394,604 and $27,280,119, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended April 30, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at April 30, 2004 invested in debt obligations issued by the state of California and its respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

ISSUER FOCUS

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended April 30, 2004, Columbia has assumed $4,185 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         (UNAUDITED)
                                    SIX MONTHS ENDED     PERIOD ENDED
                                           APRIL 30,      OCTOBER 31,                      YEAR ENDED JANUARY 31,
CLASS A SHARES                                  2004          2003(a)             2003            2002               2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                       $     7.70       $     7.63       $     7.59      $     7.68         $     6.92

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                           0.15(b)          0.23(b)          0.33(b)         0.34(b)(c)         0.35(d)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                              (0.11)            0.07             0.08            0.01(c)            0.77
                                          ----------       ----------       ----------      ----------         ----------
Total from Investment
Operations                                      0.04             0.30             0.41            0.35               1.12

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                         (0.15)           (0.23)           (0.33)          (0.32)             (0.35)
In excess of net
investment income                                 --               --               --              --                 --
From net realized gains                        (0.16)              --            (0.04)          (0.12)             (0.01)
In excess of net
realized gains                                    --               --               --              --                 --
                                          ----------       ----------       ----------      ----------         ----------
Total Distributions
Declared to Shareholders                       (0.31)           (0.23)           (0.37)          (0.44)             (0.36)

NET ASSET VALUE, END OF PERIOD            $     7.43       $     7.70       $     7.63      $     7.59         $     7.68
Total return (e)                                0.44%(f)         3.96%(f)         5.46%           4.70%             16.49%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                    0.90%(h)         0.98%(h)         0.93%           0.91%              0.89%
Net investment income (g)                       4.01%(h)         4.04%(h)         4.27%           4.42%(c)           4.79%
Portfolio turnover rate                            4%(f)            9%(f)           10%              7%                 9%
Net assets, end of
period (000's)                            $  199,662       $  212,086       $  220,494      $  228,430         $  212,839

                                             YEAR ENDED JANUARY 31,
CLASS A SHARES                                  2000             1999
---------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                       $     7.73      $     7.72

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                           0.35(d)         0.35
Net realized and
unrealized gain (loss)
on investments and
futures contracts                              (0.79)           0.11
                                          ----------      ----------
Total from Investment
Operations                                     (0.44)           0.46

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                         (0.35)          (0.35)
In excess of net
investment income                                 --           (0.01)
From net realized gains                           --           (0.07)
In excess of net
realized gains                                 (0.02)          (0.02)
                                          ----------      ----------
Total Distributions
Declared to Shareholders                       (0.37)          (0.45)

NET ASSET VALUE, END OF PERIOD            $     6.92      $     7.73
Total return (e)                               (5.92)%          6.23%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                    0.91%           0.86%
Net investment income (g)                       4.72%           4.60%
Portfolio turnover rate                           19%             13%
Net assets, end of
period (000's)                            $  194,606      $  246,576

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.41% to 4.42%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         (UNAUDITED)
                                    SIX MONTHS ENDED     PERIOD ENDED
                                           APRIL 30,      OCTOBER 31,                      YEAR ENDED JANUARY 31,
CLASS B SHARES                                  2004          2003(a)             2003            2002               2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                       $     7.70       $     7.63       $     7.59      $     7.68         $     6.92

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                           0.12(b)          0.19(b)          0.27(b)         0.28(b)(c)         0.29(d)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                              (0.11)            0.07             0.08            0.02(c)            0.77
                                          ----------       ----------       ----------      ----------         ----------
Total from Investment
Operations                                      0.01             0.26             0.35            0.30               1.06

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                         (0.12)           (0.19)           (0.27)          (0.29)             (0.29)
In excess of net
investment income                                 --               --               --              --                 --
From net realized gains                        (0.16)              --            (0.04)          (0.10)             (0.01)
In excess of net
realized gains                                    --               --               --              --                 --
                                          ----------       ----------       ----------      ----------         ----------
Total Distributions
Declared to Shareholders                       (0.28)           (0.19)           (0.31)          (0.39)             (0.30)

NET ASSET VALUE, END OF PERIOD            $     7.43       $     7.70       $     7.63      $     7.59         $     7.68
Total return (e)                                0.07%(f)         3.38%(f)         4.68%           3.94%             15.63%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                    1.65%(h)         1.73%(h)         1.68%           1.66%              1.64%
Net investment income (g)                       3.26%(h)         3.29%(h)         3.52%           3.67%(c)           4.04%
Portfolio turnover rate                            4%(f)            9%(f)           10%              7%                 9%
Net assets, end of
period (000's)                            $   31,895       $   38,760       $   43,436      $   47,989         $   68,414

                                             YEAR ENDED JANUARY 31,
CLASS B SHARES                                  2000             1999
---------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                       $     7.73      $     7.72

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                           0.29(d)         0.29
Net realized and
unrealized gain (loss)
on investments and
futures contracts                              (0.79)           0.11
                                          ----------      ----------
Total from Investment
Operations                                     (0.50)           0.40

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                         (0.29)          (0.29)
In excess of net
investment income                                 --           (0.01)
From net realized gains                           --           (0.07)
In excess of net
realized gains                                 (0.02)          (0.02)
                                          ----------      ----------
Total Distributions
Declared to Shareholders                       (0.31)          (0.39)

NET ASSET VALUE, END OF PERIOD            $     6.92      $     7.73
Total return (e)                               (6.63)%          5.42%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (g)                                    1.66%           1.61%
Net investment income (g)                       3.97%           3.85%
Portfolio turnover rate                           19%             13%
Net assets, end of
period (000's)                            $   80,416       $   99,485

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.66% to 3.67%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                         (UNAUDITED)
                                    SIX MONTHS ENDED     PERIOD ENDED
                                           APRIL 30,      OCTOBER 31,                      YEAR ENDED JANUARY 31,
CLASS C SHARES                                  2004          2003(a)             2003            2002               2001
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                       $     7.70       $     7.63       $     7.59      $     7.68         $     6.92

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                           0.13(b)          0.21(b)          0.29(b)         0.31(b)(c)         0.32(d)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                              (0.11)            0.06             0.08            0.01(c)            0.77
                                          ----------       ----------       ----------      ----------         ----------
Total from Investment
Operations                                      0.02             0.27             0.37            0.32               1.09

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                         (0.13)           (0.20)           (0.29)          (0.30)             (0.32)
In excess of net
investment income                                 --               --               --              --                 --
From net realized gains                        (0.16)              --            (0.04)          (0.11)             (0.01)
In excess of net
realized gains                                    --               --               --              --                 --
                                          ----------       ----------       ----------      ----------         ----------
Total Distributions
Declared to Shareholders                       (0.29)           (0.20)           (0.33)          (0.41)             (0.33)

NET ASSET VALUE, END OF PERIOD            $     7.43       $     7.70       $     7.63      $     7.59         $     7.68
Total return (e)(f)                             0.22%(g)         3.61%(g)         4.99%           4.24%             15.97%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                    1.35%(i)         1.43%(i)         1.38%           1.36%              1.34%
Net investment income (h)                       3.56%(i)         3.59%(i)         3.82%           3.97%(c)           4.34%
Waiver/reimbursement                            0.30%(i)         0.30%(i)         0.30%           0.30%              0.30%
Portfolio turnover rate                            4%(g)            9%(g)           10%              7%                 9%
Net assets, end of
period (000's)                            $   16,187       $   18,244       $   23,686      $   26,354         $    5,872

                                             YEAR ENDED JANUARY 31,
CLASS C SHARES                                  2000             1999
---------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                       $     7.73      $     7.72

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                           0.31(d)         0.31
Net realized and
unrealized gain (loss)
on investments and
futures contracts                              (0.79)           0.11
                                          ----------      ----------
Total from Investment
Operations                                     (0.48)           0.42

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                         (0.31)          (0.32)
In excess of net
investment income                                 --           (0.01)
From net realized gains                           --           (0.07)
In excess of net
realized gains                                 (0.02)          (0.01)
                                          ----------      ----------
Total Distributions
Declared to Shareholders                       (0.33)          (0.41)

NET ASSET VALUE, END OF PERIOD            $     6.92      $     7.73
Total return (e)(f)                            (6.35)%          5.74%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                    1.36%           1.31%
Net investment income (h)                       4.27%           4.15%
Waiver/reimbursement                            0.30%           0.30%
Portfolio turnover rate                           19%             13%
Net assets, end of
period (000's)                            $    6,059      $    5,963

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.96% to 3.97%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia California Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the fund's independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the fund for the fiscal year ended October 31, 2004.

COLUMBIA FUNDS
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                            LARGE GROWTH   Columbia Common Stock
                                           Columbia Growth
                                           Columbia Growth Stock
                                           Columbia Large Cap Growth
                                           Columbia Tax-Managed Growth
                                           Columbia Tax-Managed Growth II
                                           Columbia Young Investor

                             LARGE VALUE   Columbia Disciplined Value
                                           Columbia Growth & Income
                                           Columbia Large Cap Core
                                           Columbia Tax-Managed Value

                           MIDCAP GROWTH   Columbia Acorn Select
                                           Columbia Mid Cap Growth
                                           Columbia Tax-Managed Aggressive Growth

                            MIDCAP VALUE   Columbia Dividend Income
                                           Columbia Mid Cap
                                           Columbia Strategic Investor

                            SMALL GROWTH   Columbia Acorn
                                           Columbia Acorn USA
                                           Columbia Small Company Equity

                             SMALL VALUE   Columbia Small Cap
                                           Columbia Small-Cap Value

                                BALANCED   Columbia Asset Allocation
                                           Columbia Balanced
                                           Columbia Liberty Fund

                               SPECIALTY   Columbia Real Estate Equity
                                           Columbia Technology
                                           Columbia Utilities

                    TAXABLE FIXED-INCOME   Columbia Contrarian Income
                                           Columbia Corporate Bond
                                           Columbia Federal Securities
                                           Columbia Fixed Income Securities
                                           Columbia High Yield
                                           Columbia High Yield Opportunities
                                           Columbia Income
                                           Columbia Intermediate Bond
                                           Columbia Intermediate Government Income
                                           Columbia Quality Plus Bond
                                           Columbia Short Term Bond
                                           Columbia Strategic Income

                           FLOATING RATE   Columbia Floating Rate
                                           Columbia Floating Rate Advantage

                              TAX EXEMPT   Columbia High Yield Municipal
                                           Columbia Intermediate Tax-Exempt Bond
                                           Columbia Managed Municipals
                                           Columbia National Municipal Bond
                                           Columbia Tax-Exempt
                                           Columbia Tax-Exempt Insured

                 SINGLE STATE TAX EXEMPT   Columbia California Tax-Exempt
                                           Columbia Connecticut Intermediate Municipal Bond
                                           Columbia Connecticut Tax-Exempt
                                           Columbia Florida Intermediate Municipal Bond
                                           Columbia Massachusetts Intermediate Municipal Bond
                                           Columbia Massachusetts Tax-Exempt
                                           Columbia New Jersey Intermediate Municipal Bond
                                           Columbia New York Intermediate Municipal Bond
                                           Columbia New York Tax-Exempt
                                           Columbia Oregon Municipal Bond
                                           Columbia Pennsylvania Intermediate Municipal Bond
                                           Columbia Rhode Island Intermediate Municipal Bond

                            MONEY MARKET   Columbia Money Market
                                           Columbia Municipal Money Market

                    INTERNATIONAL/GLOBAL   Columbia Acorn International
                                           Columbia Acorn International Select
                                           Columbia Europe
                                           Columbia Global Equity
                                           Columbia International Equity
                                           Columbia International Stock
                                           Columbia Newport Asia Pacific
                                           Columbia Newport Greater China
                                           Columbia Newport Tiger

                                   INDEX   Columbia Large Company Index
                                           Columbia Small Company Index
                                           Columbia U.S. Treasury Index

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA CALIFORNIA TAX-EXEMPT FUND SEMIANNUAL REPORT, APRIL 30, 2004

                                                                 PRSRT STD
                                                                U.S. POSTAGE
                                                                    PAID
                                                                HOLLISTON, MA
                                                                PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP


(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                767-03/830R-0404 (06/04) 04/1328

[GRAPHIC]

COLUMBIA CONNECTICUT TAX-EXEMPT FUND

SEMIANNUAL REPORT

APRIL 30, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                   1

Performance Information                        2

Economic Update                                3

Portfolio Manager's Report                     4

Financial Statements                           6

   Investment Portfolio                        7

   Statement of Assets and Liabilities        16

   Statement of Operations                    17

   Statement of Changes in Net Assets         18

   Notes to Financial Statements              19

   Financial Highlights                       24

Important Information
About This Report                             27

Columbia Funds                                28

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

    NOT FDIC     MAY LOSE VALUE
     INSURE     -----------------
                NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS
                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,


  /s/ Thomas C. Theobald                          /s/ J. Kevin Connaughton

Thomas C. Theobald                              J. Kevin Connaughton
Chairman, Board of Trustees                     President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE
                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 04/30/04 (%)

   Local general obligations             33.9
   Education                             17.8
   State general obligations             15.0
   Special non-property tax               5.4
   Water & sewer                          4.8

QUALITY BREAKDOWN AS OF 04/30/04 (%)

   AAA                                   73.7
   AA                                    15.9
   A                                      5.5
   BBB                                    2.4
   BB                                     0.2
   Non-rated                              0.5
   Cash equivalent                        1.8

MATURITY BREAKDOWN AS OF 04/30/04 (%)

   1-3 years                              0.5
   3-5 years                              2.1
   5-7 years                              8.5
   7-10 years                            26.5
   10-15 years                           36.2
   15-20 years                           11.4
   20-25 years                            7.1
   25 years and over                      5.9
   Cash equivalent                        1.8

Sector breakdowns are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdowns represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Services, Inc.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 04/30/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE FUND'S CLASS A SHARES RETURNED NEGATIVE 0.05% WITHOUT SALES CHARGE. RISING INTEREST RATES HAMPERED THE PERFORMANCE OF THE FUND, ITS BENCHMARK AND ITS PEER GROUP.

- IN A GENERALLY WEAK PERIOD FOR BONDS, THE FUND'S PERFORMANCE WAS HELD BACK BY ITS EMPHASIS ON INTERMEDIATE-TERM SECURITIES, WHICH WERE HURT MORE THAN OTHER MATURITIES BY RISING INTEREST RATES.

- ALTHOUGH WE THINK THAT THE FEDERAL RESERVE MAY INCREASE SHORT-TERM INTEREST RATES, WE BELIEVE THAT INTERMEDIATE-TERM SECURITIES HAVE ALREADY ADJUSTED TO A POTENTIAL RISE IN SHORT-TERM INTEREST RATES AND ARE ATTRACTIVELY PRICED. AS A RESULT, WE EXPECT TO CONTINUE TO FOCUS ON THE 10- TO 20-YEAR MATURITY RANGE.

[CHART]

CLASS A SHARES                          -0.05%
LEHMAN BROTHERS MUNICIPAL BOND INDEX     1.19%

                                    OBJECTIVE

                           Seeks current income exempt
                           from federal income tax and
                           Connecticut personal income
                        tax, and seeks opportunities for
                             long-term appreciation

                                TOTAL NET ASSETS
                                 $188.3 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION
                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 05/01/94 - 04/30/04

             CLASS A SHARES WITHOUT SALES CHARGE  CLASS A SHARES WITH SALES CHARGE  LEHMAN BROTHERS MUNICIPAL BOND INDEX
  05/01/94             $        10,000                     $         9,525                   $        10,000
  05/31/94             $        10,103                     $         9,623                   $        10,087
  06/30/94             $        10,028                     $         9,552                   $        10,025
  07/31/94             $        10,244                     $         9,757                   $        10,209
  08/31/94             $        10,264                     $         9,777                   $        10,245
  09/30/94             $        10,074                     $         9,596                   $        10,094
  10/31/94             $         9,814                     $         9,347                   $         9,914
  11/30/94             $         9,537                     $         9,084                   $         9,735
  12/31/94             $         9,857                     $         9,389                   $         9,949
  01/31/95             $        10,194                     $         9,710                   $        10,234
  02/28/95             $        10,490                     $         9,992                   $        10,531
  03/31/95             $        10,598                     $        10,095                   $        10,653
  04/30/95             $        10,604                     $        10,101                   $        10,665
  05/31/95             $        10,859                     $        10,343                   $        11,006
  06/30/95             $        10,719                     $        10,210                   $        10,910
  07/31/95             $        10,754                     $        10,243                   $        11,013
  08/31/95             $        10,921                     $        10,402                   $        11,153
  09/30/95             $        11,014                     $        10,491                   $        11,224
  10/31/95             $        11,182                     $        10,651                   $        11,386
  11/30/95             $        11,396                     $        10,854                   $        11,575
  12/31/95             $        11,536                     $        10,988                   $        11,686
  01/31/96             $        11,601                     $        11,050                   $        11,775
  02/29/96             $        11,498                     $        10,952                   $        11,695
  03/31/96             $        11,334                     $        10,796                   $        11,546
  04/30/96             $        11,323                     $        10,785                   $        11,513
  05/31/96             $        11,327                     $        10,789                   $        11,509
  06/30/96             $        11,439                     $        10,896                   $        11,634
  07/31/96             $        11,553                     $        11,004                   $        11,739
  08/31/96             $        11,541                     $        10,993                   $        11,736
  09/30/96             $        11,686                     $        11,131                   $        11,901
  10/31/96             $        11,801                     $        11,240                   $        12,035
  11/30/96             $        12,011                     $        11,441                   $        12,255
  12/31/96             $        11,968                     $        11,399                   $        12,204
  01/31/97             $        12,005                     $        11,435                   $        12,227
  02/28/97             $        12,138                     $        11,562                   $        12,340
  03/31/97             $        11,999                     $        11,429                   $        12,176
  04/30/97             $        12,084                     $        11,510                   $        12,278
  05/31/97             $        12,249                     $        11,667                   $        12,463
  06/30/97             $        12,384                     $        11,796                   $        12,597
  07/31/97             $        12,683                     $        12,080                   $        12,945
  08/31/97             $        12,587                     $        11,990                   $        12,824
  09/30/97             $        12,740                     $        12,135                   $        12,976
  10/31/97             $        12,826                     $        12,217                   $        13,059
  11/30/97             $        12,897                     $        12,284                   $        13,136
  12/31/97             $        13,070                     $        12,449                   $        13,328
  01/31/98             $        13,207                     $        12,580                   $        13,466
  02/28/98             $        13,208                     $        12,581                   $        13,470
  03/31/98             $        13,210                     $        12,582                   $        13,482
  04/30/98             $        13,126                     $        12,503                   $        13,421
  05/31/98             $        13,350                     $        12,715                   $        13,633
  06/30/98             $        13,402                     $        12,765                   $        13,686
  07/31/98             $        13,422                     $        12,784                   $        13,720
  08/31/98             $        13,648                     $        13,000                   $        13,933
  09/30/98             $        13,840                     $        13,182                   $        14,107
  10/31/98             $        13,824                     $        13,168                   $        14,107
  11/30/98             $        13,859                     $        13,201                   $        14,157
  12/31/98             $        13,912                     $        13,251                   $        14,192
  01/31/99             $        14,072                     $        13,403                   $        14,361
  02/28/99             $        13,997                     $        13,332                   $        14,298
  03/31/99             $        13,965                     $        13,301                   $        14,318
  04/30/99             $        14,018                     $        13,352                   $        14,354
  05/31/99             $        13,930                     $        13,268                   $        14,270
  06/30/99             $        13,750                     $        13,097                   $        14,065
  07/31/99             $        13,806                     $        13,150                   $        14,115
  08/31/99             $        13,700                     $        13,049                   $        14,003
  09/30/99             $        13,682                     $        13,032                   $        14,008
  10/31/99             $        13,540                     $        12,897                   $        13,857
  11/30/99             $        13,651                     $        13,002                   $        14,004
  12/31/99             $        13,580                     $        12,935                   $        13,899
 1/31/2000             $        13,528                     $        12,886                   $        13,838
 2/29/2000             $        13,695                     $        13,044                   $        13,998
 3/31/2000             $        13,960                     $        13,297                   $        14,303
 4/30/2000             $        13,849                     $        13,191                   $        14,219
 5/31/2000             $        13,796                     $        13,141                   $        14,145
 6/30/2000             $        14,156                     $        13,484                   $        14,520
 7/31/2000             $        14,387                     $        13,703                   $        14,722
 8/31/2000             $        14,617                     $        13,923                   $        14,948
 9/30/2000             $        14,541                     $        13,850                   $        14,871
10/31/2000             $        14,698                     $        14,000                   $        15,033
11/30/2000             $        14,816                     $        14,112                   $        15,147
12/31/2000             $        15,204                     $        14,482                   $        15,521
 1/31/2001             $        15,324                     $        14,596                   $        15,675
 2/28/2001             $        15,417                     $        14,685                   $        15,725
 3/31/2001             $        15,519                     $        14,782                   $        15,866
 4/30/2001             $        15,296                     $        14,569                   $        15,695
 5/31/2001             $        15,439                     $        14,706                   $        15,865
 6/30/2001             $        15,578                     $        14,838                   $        15,971
 7/31/2001             $        15,837                     $        15,085                   $        16,207
 8/31/2001             $        16,117                     $        15,352                   $        16,475
 9/30/2001             $        16,098                     $        15,333                   $        16,419
10/31/2001             $        16,339                     $        15,563                   $        16,614
11/30/2001             $        16,158                     $        15,391                   $        16,474
12/31/2001             $        16,034                     $        15,272                   $        16,318
 1/31/2002             $        16,279                     $        15,506                   $        16,600
 2/28/2002             $        16,505                     $        15,721                   $        16,799
 3/31/2002             $        16,136                     $        15,369                   $        16,470
 4/30/2002             $        16,484                     $        15,701                   $        16,791
 5/31/2002             $        16,545                     $        15,759                   $        16,894
 6/30/2002             $        16,711                     $        15,917                   $        17,073
 7/31/2002             $        16,916                     $        16,113                   $        17,293
 8/31/2002             $        17,099                     $        16,287                   $        17,501
 9/30/2002             $        17,451                     $        16,622                   $        17,884
10/31/2002             $        17,170                     $        16,354                   $        17,587
11/30/2002             $        17,057                     $        16,247                   $        17,513
12/31/2002             $        17,478                     $        16,648                   $        17,883
 1/31/2003             $        17,343                     $        16,520                   $        17,838
 2/28/2003             $        17,678                     $        16,838                   $        18,088
 3/31/2003             $        17,692                     $        16,852                   $        18,099
 4/30/2003             $        17,836                     $        16,988                   $        18,218
 5/31/2003             $        18,281                     $        17,413                   $        18,644
 6/30/2003             $        18,186                     $        17,323                   $        18,566
 7/31/2003             $        17,441                     $        16,612                   $        17,916
 8/31/2003             $        17,608                     $        16,772                   $        18,051
 9/30/2003             $        18,191                     $        17,327                   $        18,581
10/31/2003             $        18,073                     $        17,214                   $        18,488
11/30/2003             $        18,308                     $        17,438                   $        18,681
12/31/2003             $        18,429                     $        17,553                   $        18,836
 1/31/2004             $        18,465                     $        17,588                   $        18,943
 2/29/2004             $        18,814                     $        17,921                   $        19,227
 3/31/2004             $        18,668                     $        17,781                   $        19,160
 4/30/2004             $        18,051                     $        17,194                   $        18,706

The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)

   SHARE CLASS                       A                 B                 C
-----------------------------------------------------------------------------------
   INCEPTION DATE                 11/01/91          06/08/92          08/01/97
-----------------------------------------------------------------------------------
   SALES CHARGE                 WITHOUT  WITH     WITHOUT  WITH    WITHOUT   WITH
-----------------------------------------------------------------------------------
   6-month (cumulative)          -0.05   -4.80     -0.42   -5.26    -0.28    -1.24
   1-Year                         1.28   -3.53      0.53   -4.28     0.83    -0.14
   5-Year                         5.20    4.18      4.42    4.08     4.73     4.73
   10-Year                        6.08    5.57      5.30    5.30     5.51     5.51

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

   SHARE CLASS                       A                  B                 C
-----------------------------------------------------------------------------------
   SALES CHARGE                 WITHOUT  WITH     WITHOUT  WITH    WITHOUT    WITH
-----------------------------------------------------------------------------------
   6-month (cumulative)           2.62   -2.25      2.24   -2.72     2.39     1.40
   1-Year                         5.51    0.50      4.73   -0.27     5.04     4.04
   5-Year                         5.97    4.95      5.19    4.86     5.50     5.50
   10-Year                        6.48    5.97      5.69    5.69     5.90     5.90

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on November 1, 1991, class B shares were initially offered on June 8, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT
05/01/94 - 04/30/04 ($)

   SALES CHARGE  WITHOUT    WITH
-----------------------------------
   Class A       18,051    17,194
   Class B       16,755    16,755
   Class C       17,096    17,096

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE
                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

The US economy moved ahead at a steady pace during the six-month period that began November 1, 2003 and ended April 30, 2004. Annualized GDP for the period was slightly higher than 4.0%--comfortably above the economy's long-term average growth rate of 3.0%. Inflation edged up, but remained low.

Consumer confidence was generally strong going into the period, but a prolonged period of sluggish job growth put a damper on confidence early in 2004. However, consumer spending on retail goods and autos remained strong, and the housing market continued to soar. When half a million new jobs were added to the economy in March and April, consumer confidence moved higher again, and buoyed the outlook for the economy in the second half of the year.

The business sector also showed signs of improvement. Industrial production registered steady gains. Business spending on technology rose. And late in the period, spending on capital equipment picked up.

BOND RETURNS VARIED ACROSS SECTORS

As the economy strengthened, interest rates rose in the final month of the period. Investment grade and municipal bonds lost ground because bond prices and interest rates move in opposite directions. The municipal market was also hurt by a significant influx of new issues. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, gained just 1.25%.

A strong economy was more good news than bad for the high-yield bond sector, which historically has been less vulnerable to the threat of higher interest rates than other fixed-income sectors. The six-month return for the Merrill Lynch US High Yield, Cash Pay Index was 5.27%.

Money market yields remained below 1% as the Federal Reserve Board kept short-term interest rates at their historical lows. However, the period ended with the expectation that these key interest rates are likely to move higher now that the economy appears to be on solid ground.

US, FOREIGN STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003. However, returns slowed early in 2004 in response to a mixed job outlook. When job growth was disappointing in January and February, investors worried about the economic recovery. Then, when job numbers soared in March and April, they grew concerned about interest rates. Renewed fears about terrorism also weighed on investor confidence. The S&P 500 Index returned 6.27% for this six-month period. In general, small and mid-cap stocks performed better than large-cap stocks. Sector leadership rotated during the period. After an extended period of strong performance, gold stocks and real estate investment trusts (REITs) retreated. Gold stocks fell as the price of gold plummeted, and REIT prices declined as investors took profits. Energy was the strongest performing industry sector, buoyed by the rising price of oil.

Stock market performance was even stronger outside the United States. The MSCI EAFE Index, which measures the performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 12.39% for the six-month period. European and Japanese stock markets were helped by a weak US dollar and a rebound in economic growth.

[SIDENOTE]

SUMMARY
FOR THE SIX-MONTH PERIOD
ENDED APRIL 30, 2004

- PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS, WHICH GAINED 5.27% AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. INVESTMENT GRADE BONDS EKED OUT A POSITIVE 1.25% RETURN, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. THEIR PERFORMANCE WAS HAMPERED BY THE THREAT OF HIGHER INTEREST RATES AHEAD.

[CHART]

MERRILL LYNCH INDEX                      5.27%
LEHMAN INDEX                             1.25%

- STOCK MARKETS AROUND THE WORLD BENEFITED FROM A PICK-UP IN ECONOMIC GROWTH, BUT MOST OF THE GAINS FOR THE PERIOD WERE REPORTED IN 2003. BOTH THE S&P 500 INDEX AND THE MSCI EAFE INDEX POSTED SOLID RETURNS DESPITE WEAKNESS NEAR THE END OF THE PERIOD.

[CHART]

S&P INDEX                                6.27%
MSCI INDEX                              12.39%

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The MSCI EAFE Index is an unmanaged, market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

PORTFOLIO MANAGER'S REPORT
                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

For the six-month period ended April 30, 2004, Columbia Connecticut Tax-Exempt Fund class A shares returned negative 0.05% without sales charge. This was less than both the 1.19% return of the Lehman Brothers Municipal Bond Index and the 0.61% average return of the fund's peer group, the Lipper Connecticut Municipal Debt Funds Category.(1) The fund's emphasis on intermediate bonds with good call protection hurt performance as interest rates rose during the period. Generally, the fund's duration was longer than its competitors and this also hampered performance.

MUNICIPAL YIELDS RISE

The Federal Reserve Board kept short-term interest rates at a historical low of 1% during the period. However, after a spate of strong economic news in April, especially the report that more than 308,000 new jobs had been added to the labor market, there was widespread expectation that the Fed was ready to raise the short-term interest rates it controls. In response, municipal bond yields rose along with the yields on other fixed-income securities and prices fell because bond yields and prices move in opposite directions.

In this environment, yields on bonds with intermediate maturities rose more than yields on longer-term bonds. The fund's emphasis on these types of bonds detracted from performance. The fund's investment in non-callable bonds was also a factor in its shortfall against its benchmark. The yields on non-callable bonds are slightly lower than the yields on bonds that can be redeemed before they mature and their price sensitivity to interest rate changes is higher.

CONNECTICUT REVENUES INCREASED

Connecticut's credit profile has stabilized following several years of precipitous declines. Personal income tax withholdings, capital gains and other stock related income, as well as discretionary revenue sources, all have increased. However, important challenges persist. Corporate income tax revenues remain flat, and the state continues to carry an above-average debt burden while reserves remain depleted. The three major rating agencies all have confirmed their 'AA2' (Moody's Investors Services, Inc.), 'AA' (Standard & Poor's Corporation) and 'AA' (Fitch Investors Services, Inc.) ratings. All three agencies continue to rate their outlook for the state as "stable." Yet, positive rating actions or upgrades

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE
AS OF 04/30/04 ($)

   Class A                               7.94
   Class B                               7.94
   Class C                               7.94

DISTRIBUTIONS DECLARED PER SHARE
11/01/03 - 04/30/04 ($)

   Class A                               0.27
   Class B                               0.24
   Class C                               0.25

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC YIELDS ON 04/30/04 (%)

   Class A                               3.04
   Class B                               2.42
   Class C                               2.73

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS
ON 04/30/04 (%)

   Class A                               4.90
   Class B                               3.90
   Class C                               4.40

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phaseout of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

are unlikely for the next year. Despite increased personal income tax withholdings, the labor picture has not improved in any meaningful way. Much of the state's workforce, especially white-collar employment, depends on Wall Street and the financial services sector for its success. Connecticut remains one of the wealthiest states by several measures and underlying economic resources are strong. However, the state has one of the highest debt profiles in the country and any additional debt will need to be manageable before upgrades will be considered.

FUND POSITIONED FOR DECLINING INTERMEDIATE-TERM INTEREST RATES

We view the recent run-up in yields on intermediate-term bonds as overdone. While the Fed is likely to raise its short-term rates modestly in the coming months, intermediate- and longer-term rates appear to have adjusted to this likely event. If inflation remains low, as we expect, and economic growth slows to a steady, but more sustainable pace, interest rates on intermediate- and long-term bonds may be viewed as fairly valued or even attractive. Sustained job growth and increasing inflationary pressure could cause us to change our outlook and the fund's positioning. However, until signs of either occur, we expect to continue to focus on bonds in the 10- to 20-year maturity range with good call protection.

[PHOTO OF GARY SWAYZE]

Gary Swayze has managed Columbia Connecticut Tax-Exempt Fund since November
1997.

/s/ Gary Swayze

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Single-state municipal bond funds pose additional risks due to limited geographical diversification. Because the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

[SIDENOTE]

WE EXPECT TO CONTINUE TO FOCUS ON BONDS IN THE 10- TO 20-YEAR MATURITY RANGE WITH GOOD CALL PROTECTION.

FINANCIAL STATEMENTS
APRIL 30, 2004                              COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                                           A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

                    INVESTMENT PORTFOLIO   The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

     STATEMENT OF ASSETS AND LIABILITIES   This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                 STATEMENT OF OPERATIONS   This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

      STATEMENT OF CHANGES IN NET ASSETS   This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions
                                           (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

           NOTES TO FINANCIAL STATEMENTS   These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                    FINANCIAL HIGHLIGHTS   The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
APRIL 30, 2004 (UNAUDITED)                  COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.6%

EDUCATION - 17.8%

   STATE HEALTH & EDUCATIONAL FACILITIES   Brunswick School,
                               AUTHORITY   Series 2003 B,
                                             5.000% 07/01/33                                              670,000          675,842

                                           Connecticut College:
                                           Series 2000 D1,
                                             5.750% 07/01/30                                            2,000,000        2,147,200
                                           Series 2002 E,
                                             5.250% 07/01/22                                              400,000          422,928

                                           Hopkins School,
                                           Series 1998 A,
                                             4.750% 07/01/23                                            1,385,000        1,374,585

                                           Loomis Chaffee School,
                                           Series 2001 E,
                                             5.250% 07/01/21                                            1,765,000        1,837,400

                                           St. Joseph College,
                                           Series 1999 A:
                                             5.250% 07/01/13                                              450,000          475,448
                                             5.250% 07/01/14                                              475,000          499,429

                                           State University,
                                           Series 2003 E,
                                             5.000% 11/01/14                                            4,060,000        4,350,209

                                           Trinity College:
                                           Series 1998 F,
                                             5.500% 07/01/21                                            2,000,000        2,232,200
                                           Series 2001 G,
                                             5.000% 07/01/21                                            1,000,000        1,036,410

                                           University of Connecticut:
                                           Series 2000 A,
                                             5.750% 11/15/29                                            2,000,000        2,295,300
                                           Series 2002 A:
                                             5.250% 11/15/14                                            2,135,000        2,331,954
                                             5.250% 05/15/15                                            1,500,000        1,606,515
                                             5.250% 11/15/18                                            2,095,000        2,264,590
                                             5.375% 04/01/16                                            1,200,000        1,335,804
                                           Series 2004 A,
                                             5.000% 01/15/16                                            2,000,000        2,131,300

                                           University of Hartford,
                                           Series 2002,
                                             5.375% 07/01/15                                            1,875,000        1,995,056

                                           Yale University:
                                           Series 2002 W,
                                             5.125% 07/01/27                                            2,000,000        2,015,660
                                           Series 2003 X-1,
                                             5.000% 07/01/42                                            2,500,000        2,477,500
                                                                                                                      ------------
                                                                                                  EDUCATION TOTAL       33,505,330

                                              See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

HEALTHCARE - 4.3%

HOSPITALS - 2.2%

   STATE HEALTH & EDUCATIONAL FACILITIES   Catholic Health East,
                               AUTHORITY   Series 1999 F,
                                             5.750% 11/15/29                                            1,000,000        1,058,210

                                           Danbury Hospital,
                                           Series 1991 E,
                                             6.500% 07/01/14                                              230,000          237,004

                                           Hospital for Special Care,
                                           Series 1997 B,
                                             5.375% 07/01/17                                              550,000          460,416

                                           St. Raphael Hospital:
                                           Series 1992 G,
                                             6.200% 07/01/14                                              225,000          226,654
                                           Series 1993 H,
                                             5.250% 07/01/09                                            2,000,000        2,202,840

                                                                                                  Hospitals Total        4,185,124

INTERMEDIATE CARE FACILITIES - 0.4%

   STATE HEALTH & EDUCATIONAL FACILITIES   The Village for Families &
                               AUTHORITY   Children, Series 2002 A,
                                             5.000% 07/01/23                                              255,000          258,353

         STATE HOUSING FINANCE AUTHORITY   Series 2000,
                                             5.850% 06/15/30                                              500,000          528,605

                                                                               Intermediate Care Facilities Total          786,958

NURSING HOMES - 1.7%

             STATE DEVELOPMENT AUTHORITY   Clintonville Manor Realty, Inc.,
                                           Series 1992,
                                             6.750% 06/20/21                                            1,430,000        1,431,916

                                           Mary Wade Home,
                                           Series 1999 A,
                                             6.375% 12/01/18                                            1,000,000        1,081,420

                                           State Health & Educational
                                           Facilities Authority,
                                           Noble Horizons Project,
                                           Series 1993 A,
                                             5.875% 11/01/12                                              595,000          607,596

                                                                                              Nursing Homes Total        3,120,932
                                                                                                                      ------------
                                                                                                HEALTH CARE TOTAL        8,093,014

HOUSING - 0.8%

MULTI-FAMILY - 0.7%

             GREENWICH HOUSING AUTHORITY   Greenwich Close Apartments,
                                           Series 1997 A,
                                             6.350% 09/01/27                                              750,000          694,583

       WATERBURY NONPROFIT HOUSING CORP.   Fairmont Heights,
                                           Series 1993 A,
                                             6.500% 01/01/26                                              600,000          600,600

                                                                                               Multi-Family Total        1,295,183

See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

HOUSING - (CONTINUED)

SINGLE FAMILY - 0.1%

         STATE HOUSING FINANCE AUTHORITY   Series 1997 D-2, AMT,
                                             5.600% 11/15/21                                              250,000          258,617

                                                                                              Single Family Total          258,617
                                                                                                                      ------------
                                                                                                    HOUSING TOTAL        1,553,800

INDUSTRIAL - 0.5%

FOREST PRODUCTS - 0.5%

        SPRAGUE, INTERNATIONAL PAPER CO.   Series 1997 A, AMT,
                                 PROJECT     5.700% 10/01/21                                            1,000,000        1,014,820

                                                                                            Forest Products Total        1,014,820
                                                                                                                      ------------
                                                                                                 INDUSTRIAL TOTAL        1,014,820

OTHER - 0.4%

REFUNDED/ESCROWED (a) - 0.4%

             STATE DEVELOPMENT AUTHORITY   Sewer Sludge Disposal Facilities,
                                           Series 1996, AMT,
                                             8.250% 12/01/06                                              625,000          689,300

   STATE HEALTH & EDUCATIONAL FACILITIES   Lutheran General Health Care System,
                               AUTHORITY   Series 1989,
                                             7.250% 07/01/04                                               30,000           30,147

                                                                                          Refunded/Escrowed Total          719,447
                                                                                                                      ------------
                                                                                                      OTHER TOTAL          719,447

RESOURCE RECOVERY - 2.7%

       STATE RESOURCE RECOVERY AUTHORITY   American Re-Fuel Co, AMT:
                                           Series 1992 A,
                                             6.450% 11/15/22                                            1,425,000        1,444,038
                                           Series 1998 A,
                                             5.125% 11/15/14                                            2,000,000        2,067,960
                                           Series 2001 AII,
                                             5.500% 11/15/15                                            1,500,000        1,539,255
                                                                                                                      ------------
                                                                                          RESOURCE RECOVERY TOTAL        5,051,253

TAX-BACKED - 57.8%

LOCAL GENERAL OBLIGATIONS - 33.9%

                                  BETHEL   Series 1991,
                                             6.500% 02/15/09                                            1,220,000        1,410,954

                                BRANFORD   Series 2001,
                                             5.000% 05/15/15                                              500,000          534,875

                              BRIDGEPORT   Series 1997 A,
                                             6.250% 03/01/12                                            2,465,000        2,887,600

                                CHESHIRE   Series 2000 B,
                                             5.000% 08/01/14                                            1,720,000        1,849,894

                                              See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

                                 DANBURY   Series 1992,
                                             5.625% 08/15/11                                              690,000          783,364
                                           Series 1994:
                                             4.500% 02/01/12                                            1,280,000        1,350,259
                                             4.500% 02/01/13                                            1,280,000        1,343,590
                                           Series 2004,
                                             4.750% 08/01/16                                            1,270,000        1,328,852

                                  DARIEN   Series 1999,
                                             4.500% 08/01/18                                              500,000          501,050

                           EAST HARTFORD   Series 2003,
                                             5.250% 05/01/15                                            1,000,000        1,106,630

                              EAST HAVEN   Series 2003,
                                             5.000% 09/01/15                                              640,000          693,587

                               FAIRFIELD   Series 2004,
                                             4.500% 01/01/16                                            1,690,000        1,724,476

                              FARMINGTON   Series 1993:
                                             5.700% 01/15/12                                              590,000          669,573
                                             5.700% 01/15/13                                              570,000          648,580

                                  GRANBY   Series 1993:
                                             6.500% 04/01/09                                              200,000          232,682
                                             6.550% 04/01/10                                              175,000          206,577

                                HARTFORD   Series 2003,
                                             5.250% 12/01/11                                            1,930,000        2,147,820

   HARTFORD COUNTY METROPOLITAN DISTRICT     5.625% 02/01/11                                              600,000          672,222
                                             5.625% 02/01/12                                              600,000          671,232
                                             5.625% 02/01/13                                              600,000          672,024
                                           Series 1991,
                                             6.200% 11/15/10                                              220,000          259,158
                                           Series 1993:
                                             5.200% 12/01/12                                              600,000          662,370
                                             5.200% 12/01/13                                              500,000          552,230

                               MONTVILLE   Series 1993,
                                             6.300% 03/01/12                                              335,000          393,561

                               NAUGATUCK   Series 2002 A, AMT:
                                             5.000% 06/15/15                                            1,405,000        1,443,623
                                             5.000% 06/15/16                                            1,475,000        1,507,524

                             NEW BRITAIN   Series 1992,
                                             6.000% 02/01/08                                              400,000          448,204
                                           Series 1993 A,
                                             6.000% 10/01/12                                            2,000,000        2,320,220
                                           Series 1993 B,
                                             6.000% 03/01/12                                            1,000,000        1,155,310

See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

                               NEW HAVEN   Series 2002 A:
                                             5.250% 11/01/15                                            1,885,000        2,100,097
                                             5.250% 11/01/16                                            2,000,000        2,228,220
                                           Series 2002 B,
                                             5.000% 11/01/16                                            2,240,000        2,366,627
                                           Series 2002 C,
                                             5.000% 11/01/20                                            1,475,000        1,524,590

                              NEW LONDON   Series 2003 C,
                                             5.000% 02/01/13                                            1,645,000        1,787,408

                             NEW MILFORD   Series 2004,
                                             5.000% 01/15/17                                            1,025,000        1,104,007

                          NORTH BRANFORD   Series 2001,
                                             5.000% 10/01/15                                              875,000          930,312

                              PLAINVILLE   Series 2002:
                                             5.000% 12/01/15                                              400,000          424,632
                                             5.000% 12/01/16                                              500,000          527,460

                                 SEYMOUR   Series 2001 B,
                                             5.250% 08/01/16                                              850,000          911,974

                                STAMFORD   Series 2003:
                                             5.000% 07/15/11                                            1,560,000        1,708,481
                                             5.250% 07/15/12                                            2,000,000        2,213,280
                                           Series 2003 B,
                                             5.250% 08/15/16                                            2,750,000        3,047,165

          STATE REGIONAL SCHOOL DISTRICT   No. 14, Series 1991,
                                             6.100% 12/15/06                                              285,000          315,107

                                SUFFIELD   Series 2001:
                                             4.750% 06/15/21                                            1,500,000        1,512,555
                                             5.125% 06/15/15                                            1,000,000        1,060,480

                               WATERBURY   Series 2002 A:
                                             5.000% 04/01/21                                              500,000          509,805
                                             5.375% 04/01/16                                            1,655,000        1,782,650

                            WEST HARFORD   Series 2003,
                                             5.000% 07/15/12                                            1,285,000        1,399,506

                               WESTBROOK   Series 1992:
                                             6.300% 03/15/12                                              265,000          311,447
                                             6.400% 03/15/09                                              630,000          727,499

                                WESTPORT   Series 2003,
                                             5.000% 08/15/15                                            1,000,000        1,083,460
                                           Series 2003 A,
                                             4.500% 02/01/14                                            1,630,000        1,683,774

                                              See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

                                 WINDHAM   Series 2004,
                                             5.000% 06/15/15(b)                                           785,000          846,112

          PR COMMONWEALTH OF PUERTO RICO   Series 1999 A,
                MUNICIPAL FINANCE AGENCY     5.500% 08/01/23                                              350,000          374,140
                                           Series 2002 A,
                                             5.250% 08/01/18                                            1,000,000        1,069,490

                                                                                  Local General Obligations Total       63,728,319

SPECIAL NON-PROPERTY TAX - 5.4%

    STATE SPECIAL TAX OBLIGATION REVENUE   Series 1992,
                                             6.125% 09/01/12                                            2,000,000        2,319,220
                                           Series 1992 B,
                                             6.125% 09/01/12                                            3,600,000        4,146,948
                                           Series 2001 A,
                                             5.375% 10/01/16                                            1,000,000        1,120,170
                                           Series 2002 B,
                                             5.000% 12/01/21                                            1,500,000        1,543,170

          PR COMMONWEALTH OF PUERTO RICO   Series 2002 E,
      HIGHWAY & TRANSPORTATION AUTHORITY     5.500% 07/01/21                                            1,000,000        1,118,650

                                                                                   Special Non-Property Tax Total       10,248,158

STATE APPROPRIATED - 3.5%

                JUVENILE TRAINING SCHOOL   Series 2001,
                                             4.750% 12/15/25                                            3,760,000        3,631,596

   NEW HAVEN AIR RIGHTS PARKING FACILITY   Series 2002,
                                             5.375% 12/01/15                                              500,000          552,955

             STATE DEVELOPMENT AUTHORITY   Series 1993 A,
                                             5.250% 11/15/11                                              750,000          815,385

          PR COMMONWEALTH OF PUERTO RICO   Series 2002 E,
                          PUBLIC FINANCE     5.500% 08/01/27                                            1,500,000        1,646,250

                                                                                         State Appropriated Total        6,646,186

See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

STATE GENERAL OBLIGATIONS - 15.0%

                        STATE GOVERNMENT   Series 1990 B,
                                             (c) 11/15/10                                               1,450,000        1,138,091
                                           Series 1993 B,
                                             5.400% 09/15/09                                            3,000,000        3,341,056
                                           Series 1998 C,
                                             4.500% 10/15/16                                            1,000,000        1,010,590
                                           Series 1999 B,
                                             5.875% 11/01/15                                            1,250,000        1,437,750
                                           Series 2000 B,
                                             5.875% 06/15/17                                            1,300,000        1,487,239
                                           Series 2000 C,
                                             5.250% 12/15/11                                            1,500,000        1,662,285
                                           Series 2001,
                                             5.500% 12/15/14                                            1,500,000        1,690,365
                                           Series 2001 C,
                                             5.500% 12/15/15                                            1,500,000        1,689,615
                                           Series 2001 E,
                                             5.125% 11/15/15                                            1,500,000        1,593,375
                                           Series 2002 E,
                                             5.375% 11/15/14                                            2,000,000        2,196,680
                                           Series 2002 F,
                                             5.000% 10/15/19                                            1,730,000        1,797,660
                                           Series 2003 A,
                                             5.000% 10/01/12                                            2,630,000        2,858,863
                                           Series 2004 A,
                                             4.500% 03/01/18                                            1,500,000        1,498,380

          PR COMMONWEALTH OF PUERTO RICO   Series 2001,
                                             5.500% 07/01/16                                            1,250,000        1,411,162

                                           Highway & Transportation Authority,
                                           Series 1993 X,
                                             5.500% 07/01/13                                            3,000,000        3,377,970

                                                                                  State General Obligations Total       28,191,081
                                                                                                                      ------------
                                                                                                 TAX-BACKED TOTAL      108,813,744

TRANSPORTATION - 3.3%

AIRPORTS - 3.3%

           BRADLEY INTERNATIONAL AIRPORT   Series 2000 A, AMT:
                                             6.500% 07/01/18                                            1,000,000        1,078,900
                                             6.600% 07/01/24                                            1,000,000        1,071,970
                                           Series 2001 A:
                                             5.250% 10/01/14                                            2,000,000        2,096,220
                                             5.250% 10/01/16                                            1,795,000        1,868,021

                                                                                                   Airports Total        6,115,111
                                                                                                                      ------------
                                                                                             TRANSPORTATION TOTAL        6,115,111

                                              See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

UTILITY - 10.0%

INDEPENDENT POWER PRODUCER - 0.3%

         PR COMMONWEALTH OF PUERTO RICO,   AES Project, Series 2000, AMT,
      INDUSTRIAL, EDUCATIONAL, MEDICAL &     6.625% 06/01/26                                              495,000          515,943
   ENVIRONMENTAL COGENERATION FACILITIES

                                                                                 Independent Power Producer Total          515,943

INVESTOR OWNED - 1.7%

             STATE DEVELOPMENT AUTHORITY   Series 1993 A,
           CONNECTICUT LIGHT & POWER CO.     5.850% 09/01/28                                            2,000,000        2,111,800
                                           Series 1993 B, AMT,
                                             5.950% 09/01/28                                            1,000,000        1,045,970

                                                                                             Investor Owned Total        3,157,770

MUNICIPAL ELECTRIC - 3.2%

          PR COMMONWEALTH OF PUERTO RICO   Series 2002 JJ,
                ELECTRIC POWER AUTHORITY     5.250% 07/01/15                                            2,000,000        2,213,800
                                           Series 2002 KK,
                                             5.500% 07/01/15                                            2,000,000        2,258,360
                                           Series 2003 NN,
                                             5.250% 07/01/19                                            1,500,000        1,638,195

                                                                                         Municipal Electric Total        6,110,355

WATER & SEWER - 4.8%

  SOUTH CENTRAL REGIONAL WATER AUTHORITY   Series 1999 15A,
                                             5.125% 08/01/29 (d)                                        4,000,000        4,064,560
                                           Series 2003 A,
                                             5.250% 08/01/11                                              715,000          793,049

                  STATE CLEAN WATER FUND   Series 1993,
                                             5.875% 04/01/09                                            1,000,000        1,133,000
                                           Series 1999,
                                             5.125% 09/01/15                                            1,000,000        1,111,300
                                           Series 2001,
                                             5.500% 10/01/14                                            1,740,000        1,965,608

                                                                                              Water & Sewer Total        9,067,517
                                                                                                                      ------------
                                                                                                    UTILITY TOTAL       18,851,585

                                           TOTAL MUNICIPAL BONDS
                                           (COST OF $176,379,280)                                                      183,718,104

See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 1.8%

VARIABLE RATE DEMAND NOTES (e) - 1.8%

          IL HEALTH FACILITIES AUTHORITY   OSF Healthcare,
                                           Series 2002,
                                             1.100% 11/15/27                                            1,700,000        1,700,000

          IN HEALTH FACILITIES FINANCING   Series 2002 A,
       AUTHORITY, GOLDEN YEARS HOMESTEAD     1.120% 06/01/25                                              100,000          100,000

MO STATE HEALTH & EDUCATIONAL FACILITIES   Series 1996 D,
         AUTHORITY WASHINGTON UNIVERSITY     1.100% 09/01/30                                            1,600,000        1,600,000

                                                                                 VARIABLE RATE DEMAND NOTES TOTAL        3,400,000


                                           TOTAL SHORT-TERM OBLIGATIONS
                                           (COST OF $3,400,000)                                                          3,400,000

                                           TOTAL INVESTMENTS - 99.4%
                                           (COST OF $179,779,280) (f)                                                  187,118,104

                                           OTHER ASSETS & LIABILITIES,
                                           NET - 0.6%                                                                    1,166,243

                                           NET ASSETS - 100.0%                                                         188,284,347

NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b) Security purchased on a delayed delivery basis.

(c) Zero coupon bond.

(d) Security pledged as collateral for open futures contracts.

(e) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of April 30, 2004.

(f) Cost for federal income tax purposes is $179,557,034.

At April 30, 2004, the Fund held the following open futures contracts:

                                                       AGGREGATE      EXPIRATION     UNREALIZED
       TYPE                             VALUE          FACE VALUE        DATE       DEPRECIATION
------------------------------------------------------------------------------------------------
U.S. Treasury Notes
10-Year                             $  20,000,500    $   20,515,886   June - 2004   $   (515,386)
                                                                                    ------------

               ACRONYM                              NAME
--------------------------------------------------------------------------------
                AMT                         Alternative Minimum Tax

                                              See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2004 (UNAUDITED)                  COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                                                                                                                             ($)
--------------------------------------------------------------------------------------------------------------------------------
                                  ASSETS   Investments, at cost                                                      179,779,280
                                           Investments, at value                                                     187,118,104
                                           Cash                                                                        1,152,184
                                           Receivable for:
                                             Fund shares sold                                                             25,320
                                             Interest                                                                  2,714,601
                                             Futures variation margin                                                     59,391
                                           Expense reimbursement due from Investment Advisor                              26,232
                                           Deferred Trustees' compensation plan                                            8,209
                                                                                                                   -------------
                                                                                                     Total Assets    191,104,041

                             LIABILITIES   Payable for:
                                             Investments purchased                                                     1,100,851
                                             Investments purchased on a delayed delivery basis                           860,255
                                             Fund shares repurchased                                                     402,382
                                             Distributions                                                               197,078
                                             Investment advisory fee                                                      77,226
                                             Transfer agent fee                                                           69,275
                                             Pricing and bookkeeping fees                                                  5,604
                                             Custody fee                                                                   1,934
                                             Distribution and service fees                                                80,779
                                           Deferred Trustees' fees                                                         8,209
                                           Other liabilities                                                              16,101
                                                                                                                   -------------
                                                                                                Total Liabilities      2,819,694

                                                                                                       NET ASSETS    188,284,347

               COMPOSITION OF NET ASSETS   Paid-in capital                                                           180,374,779
                                           Undistributed net investment income                                            82,818
                                           Accumulated net realized gain                                               1,003,312
                                           Net unrealized appreciation (depreciation) on:
                                             Investments                                                               7,338,824
                                             Futures contracts                                                          (515,386)

                                                                                                       NET ASSETS    188,284,347

                                 CLASS A   Net assets                                                                110,030,799
                                           Shares outstanding                                                         13,866,258
                                           Net asset value per share                                                        7.94(a)
                                           Maximum offering price per share ($7.94/0.9525)                                  8.34(b)

                                 CLASS B   Net assets                                                                 51,392,252
                                           Shares outstanding                                                          6,476,312
                                           Net asset value and offering price per share                                     7.94(a)

                                 CLASS C   Net assets                                                                 26,861,296
                                           Shares outstanding                                                          3,385,029
                                           Net asset value and offering price per share                                     7.94(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
APRIL 30, 2004 (UNAUDITED)                  COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                                                                                                                             ($)
--------------------------------------------------------------------------------------------------------------------------------
                       INVESTMENT INCOME   Interest                                                                    4,260,051
                                           Dividends                                                                         967
                                                                                                                   -------------
                                             Total Investment Income                                                   4,261,018

                                EXPENSES   Investment advisory fee                                                       492,401
                                           Distribution fee:
                                             Class B                                                                     206,079
                                             Class C                                                                     108,830
                                           Service fee:
                                             Class A                                                                     131,774
                                             Class B                                                                      64,111
                                             Class C                                                                      33,886
                                           Transfer agent fee                                                            124,577
                                           Pricing and bookkeeping fees                                                   45,976
                                           Trustees' fees                                                                  4,043
                                           Custody fee                                                                     5,795
                                           Non-recurring costs (See Note 7)                                                3,163
                                           Other expenses                                                                 49,189
                                                                                                                   -------------
                                             Total Expenses                                                            1,269,824
                                           Fees and expenses waived or reimbursed by Investment Advisor                 (130,768)
                                           Fees waived by Distributor - Class C                                          (43,475)
                                           Non-recurring costs assumed by Investment Advisor (See Note 7)                 (3,163)
                                           Custody earnings credit                                                          (332)
                                                                                                                   -------------
                                             Net Expenses                                                              1,092,086
                                                                                                                   -------------
                                           Net Investment Income                                                       3,168,932

 NET REALIZED AND UNREALIZED GAIN (LOSS)   Net realized gain on:
    ON INVESTMENTS AND FUTURES CONTRACTS     Investments                                                               1,605,913
                                             Futures contracts                                                           107,003
                                                                                                                   -------------
                                               Net realized gain                                                       1,712,916
                                           Net change in unrealized appreciation/depreciation on:
                                             Investments                                                              (4,632,492)
                                             Futures contracts                                                          (515,386)
                                                                                                                   -------------
                                               Net change in unrealized appreciation/depreciation                     (5,147,878)
                                                                                                                   -------------
                                           Net Loss                                                                   (3,434,962)
                                                                                                                   -------------
                                           Net Decrease in Net Assets from Operations                                   (266,030)

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                                                                                        (UNAUDITED)
                                                                                   SIX MONTHS ENDED   PERIOD ENDED      YEAR ENDED
                                                                                          APRIL 30,    OCTOBER 31,     JANUARY 31,
INCREASE (DECREASE) IN NET ASSETS:                                                         2004 ($)   2003 (a) ($)        2003 ($)
----------------------------------------------------------------------------------------------------------------------------------
                              OPERATIONS   Net investment income                          3,168,932      5,737,654       7,484,784
                                           Net realized gain on
                                             investments and futures contracts            1,712,916      3,060,667         827,617
                                           Net change in unrealized appreciation/
                                             depreciation on investments and
                                             futures contracts                           (5,147,878)      (910,042)      3,060,545
                                                                                       -------------------------------------------
                                               Net Increase (Decrease)
                                                 from Operations                           (266,030)     7,888,279      11,372,946

  DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                             Class A                                     (2,117,951)    (3,376,126)     (4,565,977)
                                             Class B                                       (823,374)    (1,400,427)     (2,027,617)
                                             Class C                                       (479,013)      (805,882)       (843,030)
                                           From net realized gains:
                                             Class A                                     (1,609,496)            --        (314,472)
                                             Class B                                       (792,600)            --        (168,046)
                                             Class C                                       (425,172)            --         (82,208)
                                                                                       -------------------------------------------
                                               Total Distributions
                                                 Declared to Shareholders                (6,247,606)    (5,582,435)     (8,001,350)

                      SHARE TRANSACTIONS   Class A:
                                             Subscriptions                                7,474,834     14,253,132      25,021,492
                                             Distributions reinvested                     2,298,766      1,882,072       2,698,446
                                             Redemptions                                 (7,859,218)   (19,934,428)    (18,934,310)
                                                                                       -------------------------------------------
                                               Net Increase (Decrease)                    1,914,382     (3,799,224)      8,785,628
                                           Class B:
                                             Subscriptions                                1,028,470      4,077,837      14,744,072
                                             Distributions reinvested                     1,095,034        867,649       1,355,187
                                             Redemptions                                 (4,744,034)   (11,759,246)    (11,295,097)
                                                                                       -------------------------------------------
                                               Net Increase (Decrease)                   (2,620,530)    (6,813,760)      4,804,162
                                           Class C:
                                             Subscriptions                                  926,899      6,520,673      20,281,844
                                             Distributions reinvested                       677,976        561,971         642,512
                                             Redemptions                                 (4,054,456)    (7,624,825)     (2,948,240)
                                                                                       -------------------------------------------
                                               Net Increase (Decrease)                   (2,449,581)      (542,181)     17,976,116
                                           Net Increase (Decrease) from
                                             Share Transactions                          (3,155,729)   (11,155,165)     31,565,906
                                                                                       -------------------------------------------
                                               Total Increase (Decrease) in
                                                 Net Assets                              (9,669,365)    (8,849,321)     34,937,502

                              NET ASSETS   Beginning of period                          197,953,712    206,803,033     171,865,531
                                           End of period                                188,284,347    197,953,712     206,803,033
                                           Undistributed net investment income               82,818        334,224         213,146

                       CHANGES IN SHARES   Class A:
                                             Subscriptions                                  907,026      1,732,329       3,100,251
                                             Issued for distributions reinvested            280,112        228,710         336,077
                                             Redemptions                                   (957,391)    (2,432,352)     (2,355,564)
                                                                                       -------------------------------------------
                                               Net Increase (Decrease)                      229,747       (471,313)      1,080,764
                                           Class B:
                                             Subscriptions                                  124,218        493,767       1,830,256
                                             Issued for distributions reinvested            133,398        105,425         168,607
                                             Redemptions                                   (577,722)    (1,427,141)     (1,404,899)
                                                                                       -------------------------------------------
                                               Net Increase (Decrease)                     (320,106)      (827,949)        593,964
                                           Class C:
                                             Subscriptions                                  113,037        792,362       2,519,982
                                             Issued for distributions reinvested             82,590         68,287          80,666
                                             Redemptions                                   (491,821)      (934,407)       (365,824)
                                                                                       -------------------------------------------
                                               Net Increase (Decrease)                     (296,194)       (73,758)      2,234,824

(a) The Fund changed its fiscal year end from January 31 to October 31.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2004 (UNAUDITED)                  COLUMBIA CONNECTICUT TAX-EXEMPT FUND

NOTE 1. ORGANIZATION

Columbia Connecticut Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust V (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Connecticut state personal income tax and by pursuing opportunities for long term appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sales price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

OPTIONS

The Fund may purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the period ended October 31, 2003 and the year ended January 31, 2003 was as follows:

                                OCTOBER 31, 2003
--------------------------------------------------------------------------------
           TAX-EXEMPT               ORDINARY                 LONG-TERM
             INCOME                  INCOME*               CAPITAL GAINS
--------------------------------------------------------------------------------
          $  5,495,924              $  86,511                  $  --

                                JANUARY 31, 2003
--------------------------------------------------------------------------------
           TAX-EXEMPT               ORDINARY                LONG-TERM
             INCOME                  INCOME*              CAPITAL GAINS
--------------------------------------------------------------------------------
          $  7,430,112              $  6,512               $   564,726

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2004, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                          $   8,454,204
   Unrealized depreciation                               (893,134)
                                                    -------------
     Net unrealized Appreciation                    $   7,561,070

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund, as follows:

              AVERAGE DAILY NET ASSETS          ANNUAL FEE RATE
--------------------------------------------------------------------------------
                  First $1 billion                   0.50%
                  Next $2 billion                    0.45%
                  Over $3 billion                    0.40%

For the six months ended April 30, 2004, the Fund's annualized effective investment advisory fee rate was 0.50%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended April 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.047%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended April 30, 2004, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.13%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months ended April 30, 2004, the Distributor has retained net underwriting discounts of $9,574 on sales of the Fund's Class A shares and received CDSC fees of $1,456, $52,145 and $1,400 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a service fee between the 0.10% and 0.25% annual rates. For the six months ended April 30, 2004, the Fund's annualized effective service fee rate was 0.23%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

FEE WAIVERS

Columbia has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended April 30, 2004, the Fund paid $802 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended April 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $13,745,349 and $20,552,449, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended April 30, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at April 30, 2004 invested in debt obligations issued by the state of Connecticut and its respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

ISSUER FOCUS

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended April 30, 2004, Columbia has assumed $3,163 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                      (UNAUDITED)
                                 SIX MONTHS ENDED       PERIOD ENDED
                                        APRIL 30,        OCTOBER 31,                  YEAR ENDED JANUARY 31,
CLASS A SHARES                               2004            2003(a)             2003            2002              2001
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $           8.21       $       8.11       $     7.96      $     7.85         $    7.28

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                        0.14(b)            0.24(b)          0.34(b)         0.37(b)(c)        0.37(d)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                           (0.14)              0.10             0.17            0.11(c)           0.57
                                 ----------------       ------------       ----------      ----------         ---------
Total from Investment
Operations                                     --               0.34             0.51            0.48              0.94

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                      (0.15)             (0.24)           (0.34)          (0.35)            (0.37)
In excess of net
investment income                              --                 --               --              --                --
From net realized gains                     (0.12)                --            (0.02)          (0.02)               --
                                 ----------------       ------------       ----------      ----------         ---------
Total Distributions
Declared to Shareholders                    (0.27)             (0.24)           (0.36)          (0.37)            (0.37)

NET ASSET VALUE, END OF PERIOD   $           7.94       $       8.21       $     8.11      $     7.96         $    7.85
Total return (e)(f)                         (0.05)%(g)          4.21%(g)         6.54%           6.25%            13.24%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                 0.83%(i)           0.83%(i)         0.82%           0.79%             0.78%
Net investment income (h)                    3.50%(i)           3.97%(i)         4.21%           4.61%(c)          4.95%
Waiver/reimbursement                         0.13%(i)           0.20%(i)         0.16%           0.18%             0.17%
Portfolio turnover rate                         7%(g)             11%(g)           16%              3%                8%
Net assets, end of
period (000's)                   $        110,031       $    111,944       $  114,482      $  103,760         $  81,385

                                  YEAR ENDED JANUARY 31,
CLASS A SHARES                        2000           1999
---------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $    7.95      $    7.83

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                 0.37(d)        0.37(d)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                    (0.67)          0.13
                                 ---------      ---------
Total from Investment
Operations                           (0.30)          0.50

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                               (0.37)         (0.37)
In excess of net
investment income                       --          (0.01)
From net realized gains                 --             --
                                 ---------      ---------
Total Distributions
Declared to Shareholders             (0.37)         (0.38)

NET ASSET VALUE, END OF PERIOD   $    7.28      $    7.95
Total return (e)(f)                  (3.87)%         6.54%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                          0.78%          0.77%
Net investment income (h)             4.84%          4.69%
Waiver/reimbursement                  0.15%          0.14%
Portfolio turnover rate                  9%             6%
Net assets, end of
period (000's)                   $  66,348      $  83,156

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and increase the ratio of net investment income to average net assets from 4.57% to 4.61%. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                      (UNAUDITED)
                                 SIX MONTHS ENDED       PERIOD ENDED
                                        APRIL 30,        OCTOBER 31,                  YEAR ENDED JANUARY 31,
CLASS B SHARES                               2004            2003(a)             2003            2002              2001
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $           8.21       $       8.11       $     7.96      $     7.85         $    7.28

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                        0.11(b)            0.20(b)          0.28(b)         0.31(b)(c)        0.32(d)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                           (0.14)              0.09             0.17            0.11(c)           0.57
                                 ----------------       ------------       ----------      ----------         ---------
Total from Investment
Operations                                  (0.03)              0.29             0.45            0.42              0.89

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                      (0.12)             (0.19)           (0.28)          (0.29)            (0.32)
In excess of net
investment income                              --                 --               --              --                --
From net realized gains                     (0.12)                --            (0.02)          (0.02)               --
                                 ----------------       ------------       ----------      ----------         ---------
Total Distributions
Declared to Shareholders                    (0.24)             (0.19)           (0.30)          (0.31)            (0.32)

NET ASSET VALUE, END OF PERIOD   $           7.94       $       8.21       $     8.11      $     7.96         $    7.85
Total return (e)(f)                         (0.42)%(g)          3.62%(g)         5.74%           5.49%            12.42%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                 1.58%(i)           1.58%(i)         1.57%           1.54%             1.53%
Net investment income (h)                    2.75%(i)           3.22%(i)         3.46%           3.86%(c)          4.20%
Waiver/reimbursement                         0.13%(i)           0.20%(i)         0.16%           0.18%             0.17%
Portfolio turnover rate                         7%(g)             11%(g)           16%              3%                8%
Net assets, end of
period (000's)                   $         51,392       $     55,792       $   61,865      $   55,997         $  64,072

                                 YEAR ENDED JANUARY 31,
CLASS B SHARES                        2000           1999
---------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $    7.95      $    7.83

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                 0.31(d)        0.31(d)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                    (0.67)          0.13
                                 ---------      ---------
Total from Investment
Operations                           (0.36)          0.44

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                               (0.31)         (0.31)
In excess of net
investment income                       --          (0.01)
From net realized gains                 --             --
                                 ---------      ---------
Total Distributions
Declared to Shareholders             (0.31)         (0.32)

NET ASSET VALUE, END OF PERIOD   $    7.28      $    7.95
Total return (e)(f)                  (4.59)%         5.73%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                          1.53%          1.52%
Net investment income (h)             4.09%          3.94%
Waiver/reimbursement                  0.15%          0.14%
Portfolio turnover rate                  9%             6%
Net assets, end of
period (000's)                   $  76,246      $  87,947

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and increase the ratio of net investment income to average net assets from 3.82% to 3.86%. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                      (UNAUDITED)
                                 SIX MONTHS ENDED       PERIOD ENDED
                                        APRIL 30,        OCTOBER 31,                  YEAR ENDED JANUARY 31,
CLASS C SHARES                               2004            2003(a)             2003            2002              2001
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $           8.21       $       8.11       $     7.96      $     7.85         $    7.28

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                        0.12(b)            0.22(b)          0.30(b)         0.33(b)(c)        0.34(d)
Net realized and
unrealized gain (loss)
on investments
and futures contracts                       (0.14)              0.09             0.17            0.12(c)           0.57
                                 ----------------       ------------       ----------      ----------         ---------
Total from Investment
Operations                                  (0.02)              0.31             0.47            0.45              0.91

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                      (0.13)             (0.21)           (0.30)          (0.32)            (0.34)
In excess of net
investment income                              --                 --               --              --                --
From net realized gains                     (0.12)                --            (0.02)          (0.02)               --
                                 ----------------       ------------       ----------      ----------         ---------
Total Distributions
Declared to Shareholders                    (0.25)             (0.21)           (0.32)          (0.34)            (0.34)

NET ASSET VALUE, END OF PERIOD   $           7.94       $       8.21       $     8.11      $     7.96         $    7.85
Total return (e)(f)                         (0.28)%(g)          3.86%(g)         6.06%           5.79%            12.76%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                 1.28%(i)           1.28%(i)         1.27%           1.24%             1.23%
Net investment income (h)                    3.05%(i)           3.52%(i)         3.76%           4.16%(c)          4.50%
Waiver/reimbursement                         0.43%(i)           0.50%(i)         0.46%           0.48%             0.47%
Portfolio turnover rate                         7%(g)             11%(g)           16%              3%                8%
Net assets, end of
period (000's)                   $         26,861       $     30,218       $   30,456      $   12,108         $   4,551

                                 YEAR ENDED JANUARY 31,
CLASS C SHARES                        2000           1999
---------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD              $    7.95      $    7.83

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                 0.33(d)        0.33(d)
Net realized and
unrealized gain (loss)
on investments
and futures contracts                (0.67)          0.13
                                 ---------      ---------
Total from Investment
Operations                           (0.34)          0.46

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                               (0.33)         (0.33)
In excess of net
investment income                       --          (0.01)
From net realized gains                 --             --
                                 ---------      ---------
Total Distributions
Declared to Shareholders             (0.33)         (0.34)

NET ASSET VALUE, END OF PERIOD   $    7.28      $    7.95
Total return (e)(f)                  (4.31)%         6.05%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                          1.23%          1.22%
Net investment income (h)             4.39%          4.24%
Waiver/reimbursement                  0.45%          0.44%
Portfolio turnover rate                  9%             6%
Net assets, end of
period (000's)                   $   2,768      $   1,333

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.13% to 4.16%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Connecticut Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the fund's independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the fund for the fiscal year ended October 31, 2004.

COLUMBIA FUNDS
                                            COLUMBIA CONNECTICUT TAX-EXEMPT FUND

                  LARGE GROWTH     Columbia Common Stock
                                   Columbia Growth
                                   Columbia Growth Stock
                                   Columbia Large Cap Growth
                                   Columbia Tax-Managed Growth
                                   Columbia Tax-Managed Growth II
                                   Columbia Young Investor

                   LARGE VALUE     Columbia Disciplined Value
                                   Columbia Growth & Income
                                   Columbia Large Cap Core
                                   Columbia Tax-Managed Value

                 MIDCAP GROWTH     Columbia Acorn Select
                                   Columbia Mid Cap Growth
                                   Columbia Tax-Managed Aggressive Growth

                  MIDCAP VALUE     Columbia Dividend Income
                                   Columbia Mid Cap
                                   Columbia Strategic Investor

                  SMALL GROWTH     Columbia Acorn
                                   Columbia Acorn USA
                                   Columbia Small Company Equity

                   SMALL VALUE     Columbia Small Cap
                                   Columbia Small-Cap Value

                      BALANCED     Columbia Asset Allocation
                                   Columbia Balanced
                                   Columbia Liberty Fund

                     SPECIALTY     Columbia Real Estate Equity
                                   Columbia Technology
                                   Columbia Utilities

          TAXABLE FIXED-INCOME     Columbia Contrarian Income
                                   Columbia Corporate Bond
                                   Columbia Federal Securities
                                   Columbia Fixed Income Securities
                                   Columbia High Yield
                                   Columbia High Yield Opportunities
                                   Columbia Income
                                   Columbia Intermediate Bond
                                   Columbia Intermediate Government Income
                                   Columbia Quality Plus Bond
                                   Columbia Short Term Bond
                                   Columbia Strategic Income

                 FLOATING RATE     Columbia Floating Rate
                                   Columbia Floating Rate Advantage

                    TAX EXEMPT     Columbia High Yield Municipal
                                   Columbia Intermediate Tax-Exempt Bond
                                   Columbia Managed Municipals
                                   Columbia National Municipal Bond
                                   Columbia Tax-Exempt
                                   Columbia Tax-Exempt Insured

       SINGLE STATE TAX EXEMPT     Columbia California Tax-Exempt
                                   Columbia Connecticut Intermediate Municipal Bond
                                   Columbia Connecticut Tax-Exempt
                                   Columbia Florida Intermediate Municipal Bond
                                   Columbia Massachusetts Intermediate Municipal Bond
                                   Columbia Massachusetts Tax-Exempt
                                   Columbia New Jersey Intermediate Municipal Bond
                                   Columbia New York Intermediate Municipal Bond
                                   Columbia New York Tax-Exempt
                                   Columbia Oregon Municipal Bond
                                   Columbia Pennsylvania Intermediate Municipal Bond
                                   Columbia Rhode Island Intermediate Municipal Bond

                  MONEY MARKET     Columbia Money Market
                                   Columbia Municipal Money Market

          INTERNATIONAL/GLOBAL     Columbia Acorn International
                                   Columbia Acorn International Select
                                   Columbia Europe
                                   Columbia Global Equity
                                   Columbia International Equity
                                   Columbia International Stock
                                   Columbia Newport Asia Pacific
                                   Columbia Newport Greater China
                                   Columbia Newport Tiger

                         INDEX     Columbia Large Company Index
                                   Columbia Small Company Index
                                   Columbia U.S. Treasury Index

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA CONNECTICUT TAX-EXEMPT FUND SEMIANNUAL REPORT, APRIL 30, 2004

                                                                 PRSRT STD
                                                                U.S. POSTAGE
                                                                    PAID
                                                                HOLLISTON, MA
                                                                PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP


(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                778-03/833R-0404 (06/04) 04/1327

[GRAPHIC]

COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

SEMIANNUAL REPORT

APRIL 30, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Economic Update                                                                3

Portfolio Manager's Report                                                     4

Financial Statements                                                           6

   Investment Portfolio                                                        7

   Statement of Assets and Liabilities                                        17

   Statement of Operations                                                    18

   Statement of Changes in Net Assets                                         19

   Notes to Financial Statements                                              20

   Financial Highlights                                                       25

Important Information About This Report                                       28

Columbia Funds                                                                29

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS
                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald                          /s/ J. Kevin Connaughton

Thomas C. Theobald                              J. Kevin Connaughton
Chairman, Board of Trustees                     President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE
                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 04/30/04 (%)

   Education                                      18.9
   Water & sewer                                  18.6
   Hospitals                                      12.6
   State general obligations                      10.3
   State appropriated                              5.7

QUALITY BREAKDOWN AS OF 04/30/04 (%)

   AAA                                            60.7
   AA                                             19.4
   A                                               6.8
   BBB                                             8.8
   BB                                              1.4
   Non-rated                                       2.5
   Cash equivalent                                 0.4

MATURITY BREAKDOWN AS OF 04/30/04 (%)

   1-3 years                                       0.5
   3-5 years                                       1.7
   5-7 years                                       8.1
   7-10 years                                     12.4
   10-15 years                                    29.0
   15-20 years                                    30.2
   20-25 years                                     5.9
   25 years and over                              11.8
   Cash equivalent                                 0.4

   Sector breakdowns are calculated as a percentage of net assets.

   Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
   (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

   The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 04/30/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE FUND'S CLASS A SHARES RETURNED 0.34% WITHOUT SALES CHARGE. RISING INTEREST RATES HAMPERED THE PERFORMANCE OF THE FUND, ITS BENCHMARK AND ITS PEER GROUP.

- IN A GENERALLY WEAK PERIOD FOR BONDS, THE FUND GENERATED A POSITIVE RETURN. HOWEVER, ITS PERFORMANCE WAS HELD BACK BY ITS EMPHASIS ON INTERMEDIATE-TERM SECURITIES, WHICH WERE HURT MORE THAN OTHER MATURITIES BY RISING INTEREST RATES.

- ALTHOUGH WE THINK THAT THE FEDERAL RESERVE MAY INCREASE SHORT-TERM INTEREST RATES, WE BELIEVE THAT INTERMEDIATE-TERM SECURITIES HAVE ALREADY ADJUSTED TO A POTENTIAL RISE IN SHORT-TERM INTEREST RATES AND ARE ATTRACTIVELY PRICED. AS A RESULT, WE EXPECT TO CONTINUE TO FOCUS ON THE 10- TO 20-YEAR MATURITY RANGE.

[CHART]

CLASS A SHARES                             0.34%
LEHMAN BROTHERS MUNICIPAL BOND INDEX       1.19%

                                    OBJECTIVE
                            Seeks as high a level of
                             after-tax return, as is
                          consistent with prudent risk

                                TOTAL NET ASSETS
                                 $210.1 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION
                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 05/01/94 - 04/30/04

                         CLASS A SHARES WITHOUT SALES CHARGE  CLASS A SHARES WITH SALES CHARGE  LEHMAN BROTHERS MUNICIPAL BOND INDEX
                                       $   10,000                           $    9,525                       $   10,000
05/01/1994 - 05/31/1994                $   10,089                           $    9,610                       $   10,087
06/01/1994 - 06/30/1994                $   10,033                           $    9,556                       $   10,025
07/01/1994 - 07/31/1994                $   10,216                           $    9,731                       $   10,209
08/01/1994 - 08/31/1994                $   10,239                           $    9,752                       $   10,245
09/01/1994 - 09/30/1994                $   10,073                           $    9,594                       $   10,094
10/01/1994 - 10/31/1994                $    9,838                           $    9,371                       $    9,914
11/01/1994 - 11/30/1994                $    9,589                           $    9,134                       $    9,735
12/01/1994 - 12/31/1994                $    9,859                           $    9,390                       $    9,949
01/01/1995 - 01/31/1995                $   10,212                           $    9,726                       $   10,234
02/01/1995 - 02/28/1995                $   10,497                           $    9,999                       $   10,531
03/01/1995 - 03/31/1995                $   10,590                           $   10,087                       $   10,653
04/01/1995 - 04/30/1995                $   10,612                           $   10,108                       $   10,665
05/01/1995 - 05/31/1995                $   10,914                           $   10,396                       $   11,006
06/01/1995 - 06/30/1995                $   10,740                           $   10,230                       $   10,910
07/01/1995 - 07/31/1995                $   10,803                           $   10,290                       $   11,013
08/01/1995 - 08/31/1995                $   10,952                           $   10,432                       $   11,153
09/01/1995 - 09/30/1995                $   11,045                           $   10,521                       $   11,224
10/01/1995 - 10/31/1995                $   11,267                           $   10,732                       $   11,386
11/01/1995 - 11/30/1995                $   11,505                           $   10,959                       $   11,575
12/01/1995 - 12/31/1995                $   11,670                           $   11,115                       $   11,686
01/01/1996 - 01/31/1996                $   11,734                           $   11,176                       $   11,775
02/01/1996 - 02/29/1996                $   11,593                           $   11,042                       $   11,695
03/01/1996 - 03/31/1996                $   11,379                           $   10,838                       $   11,546
04/01/1996 - 04/30/1996                $   11,325                           $   10,787                       $   11,513
05/01/1996 - 05/31/1996                $   11,331                           $   10,793                       $   11,509
06/01/1996 - 06/30/1996                $   11,455                           $   10,911                       $   11,634
07/01/1996 - 07/31/1996                $   11,550                           $   11,002                       $   11,739
08/01/1996 - 08/31/1996                $   11,541                           $   10,993                       $   11,736
09/01/1996 - 09/30/1996                $   11,713                           $   11,157                       $   11,901
10/01/1996 - 10/31/1996                $   11,856                           $   11,293                       $   12,035
11/01/1996 - 11/30/1996                $   12,077                           $   11,503                       $   12,255
12/01/1996 - 12/31/1996                $   12,008                           $   11,437                       $   12,204
01/01/1997 - 01/31/1997                $   12,015                           $   11,444                       $   12,227
02/01/1997 - 02/28/1997                $   12,130                           $   11,554                       $   12,340
03/01/1997 - 03/31/1997                $   11,968                           $   11,399                       $   12,176
04/01/1997 - 04/30/1997                $   12,083                           $   11,509                       $   12,278
05/01/1997 - 05/31/1997                $   12,245                           $   11,663                       $   12,463
06/01/1997 - 06/30/1997                $   12,392                           $   11,803                       $   12,597
07/01/1997 - 07/31/1997                $   12,747                           $   12,142                       $   12,945
08/01/1997 - 08/31/1997                $   12,611                           $   12,012                       $   12,824
09/01/1997 - 09/30/1997                $   12,760                           $   12,153                       $   12,976
10/01/1997 - 10/31/1997                $   12,845                           $   12,235                       $   13,059
11/01/1997 - 11/30/1997                $   12,882                           $   12,270                       $   13,136
12/01/1997 - 12/31/1997                $   13,092                           $   12,470                       $   13,328
01/01/1998 - 01/31/1998                $   13,211                           $   12,584                       $   13,466
02/01/1998 - 02/28/1998                $   13,200                           $   12,573                       $   13,470
03/01/1998 - 03/31/1998                $   13,202                           $   12,575                       $   13,482
04/01/1998 - 04/30/1998                $   13,139                           $   12,515                       $   13,421
05/01/1998 - 05/31/1998                $   13,356                           $   12,721                       $   13,633
06/01/1998 - 06/30/1998                $   13,425                           $   12,787                       $   13,686
07/01/1998 - 07/31/1998                $   13,443                           $   12,804                       $   13,720
08/01/1998 - 08/31/1998                $   13,664                           $   13,015                       $   13,933
09/01/1998 - 09/30/1998                $   13,852                           $   13,194                       $   14,107
10/01/1998 - 10/31/1998                $   13,803                           $   13,147                       $   14,107
11/01/1998 - 11/30/1998                $   13,838                           $   13,180                       $   14,157
12/01/1998 - 12/31/1998                $   13,876                           $   13,217                       $   14,192
01/01/1999 - 01/31/1999                $   14,034                           $   13,368                       $   14,361
02/01/1999 - 02/28/1999                $   13,910                           $   13,249                       $   14,298
03/01/1999 - 03/31/1999                $   13,896                           $   13,236                       $   14,318
04/01/1999 - 04/30/1999                $   13,929                           $   13,267                       $   14,354
05/01/1999 - 05/31/1999                $   13,806                           $   13,151                       $   14,270
06/01/1999 - 06/30/1999                $   13,594                           $   12,948                       $   14,065
07/01/1999 - 07/31/1999                $   13,639                           $   12,991                       $   14,115
08/01/1999 - 08/31/1999                $   13,479                           $   12,839                       $   14,003
09/01/1999 - 09/30/1999                $   13,462                           $   12,822                       $   14,008
10/01/1999 - 10/31/1999                $   13,284                           $   12,653                       $   13,857
11/01/1999 - 11/30/1999                $   13,393                           $   12,757                       $   14,004
12/01/1999 - 12/31/1999                $   13,303                           $   12,671                       $   13,899
01/01/2000 - 01/31/2000                $   13,197                           $   12,570                       $   13,838
02/01/2000 - 02/29/2000                $   13,399                           $   12,762                       $   13,998
03/01/2000 - 03/31/2000                $   13,735                           $   13,082                       $   14,303
04/01/2000 - 04/30/2000                $   13,644                           $   12,996                       $   14,219
05/01/2000 - 05/31/2000                $   13,480                           $   12,840                       $   14,145
06/01/2000 - 06/30/2000                $   13,875                           $   13,216                       $   14,520
07/01/2000 - 07/31/2000                $   14,086                           $   13,417                       $   14,722
08/01/2000 - 08/31/2000                $   14,334                           $   13,653                       $   14,948
09/01/2000 - 09/30/2000                $   14,241                           $   13,565                       $   14,871
10/01/2000 - 10/31/2000                $   14,435                           $   13,749                       $   15,033
11/01/2000 - 11/30/2000                $   14,589                           $   13,896                       $   15,147
12/01/2000 - 12/31/2000                $   15,133                           $   14,415                       $   15,521
01/01/2001 - 01/31/2001                $   15,215                           $   14,492                       $   15,675
02/01/2001 - 02/28/2001                $   15,291                           $   14,565                       $   15,725
03/01/2001 - 03/31/2001                $   15,415                           $   14,683                       $   15,866
04/01/2001 - 04/30/2001                $   15,077                           $   14,361                       $   15,695
05/01/2001 - 05/31/2001                $   15,301                           $   14,574                       $   15,865
06/01/2001 - 06/30/2001                $   15,441                           $   14,708                       $   15,971
07/01/2001 - 07/31/2001                $   15,800                           $   15,049                       $   16,207
08/01/2001 - 08/31/2001                $   16,119                           $   15,353                       $   16,475
09/01/2001 - 09/30/2001                $   15,982                           $   15,223                       $   16,419
10/01/2001 - 10/31/2001                $   16,226                           $   15,456                       $   16,614
11/01/2001 - 11/30/2001                $   16,009                           $   15,248                       $   16,474
12/01/2001 - 12/31/2001                $   15,838                           $   15,085                       $   16,318
01/01/2002 - 01/31/2002                $   16,067                           $   15,304                       $   16,600
02/01/2002 - 02/28/2002                $   16,319                           $   15,544                       $   16,799
03/01/2002 - 03/31/2002                $   15,874                           $   15,120                       $   16,470
04/01/2002 - 04/30/2002                $   16,266                           $   15,493                       $   16,791
05/01/2002 - 05/31/2002                $   16,370                           $   15,593                       $   16,894
06/01/2002 - 06/30/2002                $   16,557                           $   15,770                       $   17,073
07/01/2002 - 07/31/2002                $   16,787                           $   15,990                       $   17,293
08/01/2002 - 08/31/2002                $   17,015                           $   16,207                       $   17,501
09/01/2002 - 09/30/2002                $   17,454                           $   16,625                       $   17,884
10/01/2002 - 10/31/2002                $   17,070                           $   16,259                       $   17,587
11/01/2002 - 11/30/2002                $   16,918                           $   16,115                       $   17,513
12/01/2002 - 12/31/2002                $   17,419                           $   16,592                       $   17,883
01/01/2003 - 01/31/2003                $   17,287                           $   16,466                       $   17,838
02/01/2003 - 02/28/2003                $   17,669                           $   16,829                       $   18,088
03/01/2003 - 03/31/2003                $   17,665                           $   16,826                       $   18,099
04/01/2003 - 04/30/2003                $   17,833                           $   16,986                       $   18,218
05/01/2003 - 05/31/2003                $   18,370                           $   17,497                       $   18,644
06/01/2003 - 06/30/2003                $   18,214                           $   17,348                       $   18,566
07/01/2003 - 07/31/2003                $   17,294                           $   16,472                       $   17,916
08/01/2003 - 08/31/2003                $   17,508                           $   16,677                       $   18,051
09/01/2003 - 09/30/2003                $   18,207                           $   17,342                       $   18,581
10/01/2003 - 10/31/2003                $   18,048                           $   17,191                       $   18,488
11/01/2003 - 11/30/2003                $   18,287                           $   17,418                       $   18,681
12/01/2003 - 12/31/2003                $   18,455                           $   17,578                       $   18,836
01/01/2004 - 01/31/2004                $   18,496                           $   17,617                       $   18,943
02/01/2004 - 02/29/2004                $   18,877                           $   17,980                       $   19,227
03/01/2004 - 03/31/2004                $   18,710                           $   17,822                       $   19,160
04/01/2004 - 04/30/2004                $   18,117                           $   17,256                       $   18,706

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)

   SHARE CLASS                      A                  B                  C
-----------------------------------------------------------------------------------
   INCEPTION                    04/10/87           06/08/92           08/01/97
-----------------------------------------------------------------------------------
   SALES CHARGE             WITHOUT   WITH    WITHOUT    WITH    WITHOUT    WITH
-----------------------------------------------------------------------------------
   6-month (cumulative)      0.34    -4.43     -0.04    -4.86      0.11    -0.85
   1-year                    1.55    -3.28      0.79    -4.00      1.09     0.13
   5-year                    5.40     4.37      4.62     4.28      4.93     4.93
   10-year                   6.12     5.61      5.34     5.34      5.55     5.55

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

   SHARE CLASS                      A                 B                  C
-----------------------------------------------------------------------------------
   SALES CHARGE             WITHOUT   WITH    WITHOUT    WITH    WITHOUT    WITH
-----------------------------------------------------------------------------------
   6-month (cumulative)      2.78    -2.11     2.39     -2.55      2.55    1.56
   1-year                    5.93     0.90     5.14      0.15      5.45    4.46
   5-year                    6.14     5.11     5.36      5.03      5.67    5.67
   10-year                   6.54     6.02     5.75      5.75      5.96    5.96

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on April 10, 1987, class B shares were initially offered on June 8, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 05/01/94 - 04/30/04 ($)

   SALES CHARGE                 WITHOUT       WITH
------------------------------------------------------
   Class A                      18,117       17,256
   Class B                      16,818       16,818
   Class C                      17,157       17,157

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE
                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

The US economy moved ahead at a steady pace during the six-month period that began November 1, 2003 and ended April 30, 2004. Annualized GDP for the period was slightly higher than 4.0%--comfortably above the economy's long-term average growth rate of 3.0%. Inflation edged up, but remained low.

Consumer confidence was generally strong going into the period, but a prolonged period of sluggish job growth put a damper on confidence early in 2004. However, consumer spending on retail goods and autos remained strong, and the housing market continued to soar. When half a million new jobs were added to the economy in March and April, consumer confidence moved higher again, and buoyed the outlook for the economy in the second half of the year.

The business sector also showed signs of improvement. Industrial production registered steady gains. Business spending on technology rose. And late in the period, spending on capital equipment picked up.

BOND RETURNS VARIED ACROSS SECTORS

As the economy strengthened, interest rates rose in the final month of the period. Investment grade and municipal bonds lost ground because bond prices and interest rates move in opposite directions. The municipal market was also hurt by a significant influx of new issues. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, gained just 1.25%.

A strong economy was more good news than bad for the high-yield bond sector, which historically has been less vulnerable to the threat of higher interest rates than other fixed-income sectors. The six-month return for the Merrill Lynch US High Yield, Cash Pay Index was 5.27%.

Money market yields remained below 1% as the Federal Reserve Board kept short-term interest rates at their historical lows. However, the period ended with the expectation that these key interest rates are likely to move higher now that the economy appears to be on solid ground.

US, FOREIGN STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003. However, returns slowed early in 2004 in response to a mixed job outlook. When job growth was disappointing in January and February, investors worried about the economic recovery. Then, when job numbers soared in March and April, they grew concerned about interest rates. Renewed fears about terrorism also weighed on investor confidence. The S&P 500 Index returned 6.27% for this six-month period. In general, small and mid-cap stocks performed better than large-cap stocks. Sector leadership rotated during the period. After an extended period of strong performance, gold stocks and real estate investment trusts (REITs) retreated. Gold stocks fell as the price of gold plummeted, and REIT prices declined as investors took profits. Energy was the strongest performing industry sector, buoyed by the rising price of oil.

Stock market performance was even stronger outside the United States. The MSCI EAFE Index, which measures the performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 12.39% for the six-month period. European and Japanese stock markets were helped by a weak US dollar and a rebound in economic growth.

[SIDENOTE]

SUMMARY
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

- PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS, WHICH GAINED 5.27% AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. INVESTMENT GRADE BONDS EKED OUT A POSITIVE RETURN, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. THEIR PERFORMANCE WAS HAMPERED BY THE THREAT OF HIGHER INTEREST RATES AHEAD.

[CHART]

MERRILL LYNCH INDEX     5.27%
LEHMAN INDEX            1.25%

- STOCK MARKETS AROUND THE WORLD BENEFITED FROM A PICK-UP IN ECONOMIC GROWTH, BUT MOST OF THE GAINS FOR THE PERIOD WERE REPORTED IN 2003. BOTH THE S&P 500 INDEX AND THE MSCI EAFE INDEX POSTED SOLID RETURNS DESPITE WEAKNESS NEAR THE END OF THE PERIOD.

[CHART]

S&P INDEX                6.27%
MSCI INDEX              12.39%

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The MSCI EAFE Index is an unmanaged, market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

PORTFOLIO MANAGER'S REPORT
                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

For the six-month period ended April 30, 2004, Columbia Massachusetts Tax-Exempt Fund class A shares returned 0.34% without sales charge. This was lower than both the 1.19% return of the Lehman Brothers Municipal Bond Index and the 0.77% average return of the fund's peer group, the Lipper Massachusetts Municipal Debt Funds Category.(1) The fund's emphasis on intermediate bonds with good call protection hurt performance as interest rates rose during the period. Generally, the fund's duration was longer than its competitors and this also hampered performance.

MUNICIPAL YIELDS RISE

The Federal Reserve Board kept short-term interest rates at an historical low of 1% during the period. However, after a spate of strong economic news in April, especially the report that more than 308,000 new jobs had been added to the labor market, there was widespread expectation that the Fed was ready to raise the short-term interest rates it controls. In response, municipal bond yields rose along with the yields on other fixed-income securities and prices fell, because bond yields and prices move in opposite directions.

In this environment, yields on bonds with intermediate maturities rose more than yields on longer-term bonds. The fund's emphasis on these types of bonds detracted from performance. The fund's investment in non-callable bonds was also a factor in its shortfall against its benchmark. The yields on non-callable bonds are slightly lower than the yields on bonds that can be redeemed before they mature and their price sensitivity to interest rate changes is higher.

MASSACHUSETTS BUDGET REFLECTS POSITIVE MOMENTUM

The Massachusetts legislature passed a structurally balanced 2004 budget and the state continued its positive momentum by proposing a similarly balanced 2005 budget. While not yet approved by the legislature, the 2005 budget continues to hold a tough line on discretionary spending, with the only areas of major growth occurring in Medicaid and pensions. Moreover, the state may actually return to a surplus during 2005 given the use of relatively conservative revenue estimates and a recent upturn in the state's economy. We anticipate that Moody's rating service will restore the Commonwealth's outlook to "stable" and believe that its ratings will remain unchanged for the intermediate term. Yet, the Commonwealth continues to face fiscal challenges in the form of rapidly rising Medicaid expenses, a still-large unfunded pension liability and a relatively high debt burden.


(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

   Class A                        7.87
   Class B                        7.87
   Class C                        7.87

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 - 04/30/04 ($)

   Class A                        0.32
   Class B                        0.29
   Class C                        0.31

SEC YIELDS AS OF 04/30/04 (%)

   Class A                        3.51
   Class B                        2.92
   Class C                        3.22

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 04/30/04 (%)

   Class A                        5.72
   Class B                        4.76
   Class C                        5.25

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

FUND POSITIONED FOR DECLINING INTERMEDIATE-TERM INTEREST RATES

We view the recent run-up in yields on intermediate-term bonds as overdone. While the Fed is likely to raise its short-term rates modestly in the coming months, intermediate- and longer-term rates appear to have adjusted to this likely event. If inflation remains low, as we expect, and economic growth slows to a steady, but more sustainable pace, interest rates on intermediate- and long-term bonds may be viewed as fairly valued or even attractive. Sustained job growth and increasing inflationary pressure could cause us to change our outlook and the fund's positioning.

[PHOTO OF GARY SWAYZE]

Gary Swayze has managed Columbia Massachusetts Tax-Exempt Fund since July 1998.

/s/ Gary Swayze


Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Single-state municipal bond funds pose additional risks due to limited geographical diversification. Because the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

[SIDENOTE]

WE EXPECT TO CONTINUE TO FOCUS ON BONDS IN THE 10- TO 20-YEAR MATURITY RANGE WITH GOOD CALL PROTECTION.

FINANCIAL STATEMENTS
APRIL 30, 2004                            COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

            A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

               INVESTMENT PORTFOLIO     The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to
                                        demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES     This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by
                                        subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and
                                        non-investment assets. The share price for each class is
                                        calculated by dividing net assets for that class by the
                                        number of shares outstanding in that class as of the last
                                        day of the reporting period.

            STATEMENT OF OPERATIONS     This statement details income earned by the fund and the
                                        expenses accrued by the fund during the reporting period.
                                        The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the
                                        period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from
                                        operations.

 STATEMENT OF CHANGES IN NET ASSETS     This statement demonstrates how the fund's net assets were affected by its operating results, distributions to
                                        shareholders and shareholder transactions (e.g.,
                                        subscriptions, redemptions and dividend reinvestments)
                                        during the reporting period. The Statement of Changes in Net
                                        Assets also details changes in the number of shares
                                        outstanding.

      NOTES TO FINANCIAL STATEMENTS     These notes disclose the organizational background of the
                                        fund, its significant accounting policies (including those surrounding security valuation, income recognition and
                                        distributions to shareholders), federal tax information,
                                        fees and compensation paid to affiliates and significant
                                        risks and contingencies.

               FINANCIAL HIGHLIGHTS     The financial highlights demonstrate how the fund's net
                                        asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class
                                        expenses and net investment income as a percentage of
                                        average net assets).

INVESTMENT PORTFOLIO
APRIL 30, 2004 (UNAUDITED)                COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

                                                                                                   PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.3%

EDUCATION - 19.6%

EDUCATION - 18.9%

        STATE COLLEGE BUILDING AUTHORITY     Series 1999 A:
                                             (a) 05/01/18                                        7,760,000     3,934,398
                                             (a) 05/01/23                                        6,000,000     2,220,480
                                               7.500% 05/01/14                                   1,825,000     2,302,475

                                             University of Massachusetts
                                             Building Authority,
                                             Series 2003 1,
                                               5.250% 11/01/14                                   1,155,000     1,257,726

                                             State Development Finance Agency,
                                             Boston University,
                                             Series 1999 P,
                                               6.000% 05/15/59                                   1,000,000     1,088,660

                                             College of Pharmacy & Allied
                                             Health Services:
                                             Series 1999 B,
                                               6.625% 07/01/20                                     765,000       822,612
                                             Series 2003,
                                               5.750% 07/01/33                                   1,000,000       991,250

                                             Deerfield Academy,
                                             Series 2003 A,
                                               5.000% 10/01/15                                     805,000       857,405

                                             Western New England College,
                                             Series 2002,
                                               5.875% 12/01/22                                     905,000       912,530

              STATE HEALTH & EDUCATIONAL     Brandeis University,
                    FACILITIES AUTHORITY     Series 1998 I,
                                               4.750% 10/01/28                                   1,500,000     1,443,915

                                             Harvard University,
                                             Series 1991 N,
                                               6.250% 04/01/20                                   2,675,000     3,199,514

                                             Learning Center for Deaf Children,
                                             Series 1999 C,
                                               6.100% 07/01/19                                   1,000,000       991,540

                                             Massachusetts Institute of Technology:
                                             Series 2002 K:
                                               5.375% 07/01/17                                   4,250,000     4,728,167
                                               5.500% 07/01/32                                   1,500,000     1,647,570
                                             Series 2003 L,
                                               5.000% 07/01/18                                   2,500,000     2,673,125

                                        See notes to investment portfolio.

                                                                                                   PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

EDUCATION - (CONTINUED)

                                             Tufts University,
                                             Series 2002 J
                                               5.500% 08/15/16                                   1,250,000     1,400,863
                                               5.500% 08/15/18                                   1,000,000     1,117,970

                                             University of Massachusetts:
                                             Series 2000 A,
                                               5.850% 10/01/20                                   2,000,000     2,231,360
                                             Series 2002 C,
                                               5.500% 10/01/16                                     500,000       545,165

                                             Wellesley College,
                                             Series 2003,
                                               5.000% 07/01/21                                   1,000,000     1,027,330

         STATE INDUSTRIAL FINANCE AGENCY     Cambridge Friends School,
                                             Series 1998,
                                               5.750% 09/01/18                                   1,000,000     1,022,790

                                             Concord Academy,
                                             Series 1997,
                                               5.500% 09/01/27                                   1,250,000     1,256,775

                                             St. John's High School,
                                             Series 1998,
                                               5.700% 06/01/18                                   1,000,000     1,031,460

                                             Tabor Academy,
                                             Series 1998,
                                               5.400% 12/01/18                                   1,000,000     1,012,760

                                                                                           Education Total    39,717,840

STUDENT LOAN - 0.7%

   STATE EDUCATIONAL FINANCING AUTHORITY     Series 2002 E, AMT,
                                               5.000% 01/01/13                                   1,500,000     1,525,695

                                                                                        Student Loan Total     1,525,695
                                                                                                              ----------
                                                                                           EDUCATION TOTAL    41,243,535
HEALTH CARE - 16.8%

CONGREGATE CARE RETIREMENT - 0.9%

                                             Springhouse, Inc.,
                                             Series 1988,
                                               5.875% 07/01/18                                     950,000       931,874

        STATE DEVELOPMENT FINANCE AGENCY     Loomis Communities Project,
                                             Series 2002 A,
                                               6.900% 03/01/32                                   1,000,000     1,022,440

                                                                          Congregate Care Retirement Total     1,954,314

See notes to investment portfolio.

                                                                                                   PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

HEALTH CARE - (CONTINUED)

HEALTH SERVICES - 0.7%

        STATE DEVELOPMENT FINANCE AGENCY     Boston Biomedical Research Institute,
                                             Series 1999,
                                               5.750% 02/01/29                                   1,450,000     1,357,403

                                                                                     Health Services Total     1,357,403

HOSPITALS - 12.6%

        STATE DEVELOPMENT FINANCE AGENCY     Massachusetts Biomedical Research Corp.,
                                             Series 2000 C,
                                               6.250% 08/01/20                                   1,000,000     1,073,660

              STATE HEALTH & EDUCATIONAL     Berkshire Health System,
                    FACILITIES AUTHORITY     Series 1994 C,
                                               6.000% 10/01/20                                   1,000,000     1,006,770

                                             Cape Cod Health Care,
                                             Series 2001 C,
                                               5.250% 11/15/17                                   2,000,000     2,079,080

                                             Covenant Health System,
                                             Series 2002,
                                               6.000% 07/01/31                                   1,000,000     1,044,790

                                             Dana-Farber Cancer Institute,
                                             Series 1995 G1,
                                               5.500% 12/01/27                                   5,000,000     5,030,550

                                             Jordan Hospital,
                                             Series 2003 E,
                                               6.750% 10/01/33                                   1,500,000     1,528,320

                                             Milford-Whitinsville Regional Hospital:
                                             Series 1998 C,
                                               5.375% 07/15/28                                     500,000       438,965
                                             Series 2002 D,
                                               6.350% 07/15/32                                   1,000,000     1,009,800

                                             Partners Healthcare System,
                                             Series 2001 C,
                                               5.750% 07/01/32                                   1,000,000     1,045,630

                                             South Shore Hospital,
                                             Series 1999 F:
                                               5.625% 07/01/19                                   2,015,000     2,086,271
                                               5.750% 07/01/29                                   1,000,000     1,016,930

                                             Winchester Hospital,
                                             Series 2000 E,
                                               6.750% 07/01/30                                   1,000,000     1,064,690

                                              See notes to investment portfolio.

                                                                                                   PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

HEALTH CARE - (CONTINUED)

HOSPITALS - (CONTINUED)

         STATE INDUSTRIAL FINANCE AGENCY     Massachusetts Biomedical Research Corp.,
                                             Series 1989 A2:
                                               (a) 08/01/08                                      2,000,000     1,737,200
                                               (a) 08/01/10                                      8,000,000     6,245,840

                                                                                           Hospitals Total    26,408,496

INTERMEDIATE CARE FACILITY - 0.4%

        STATE DEVELOPMENT FINANCE AGENCY     New England Center for Children,
                                             Series 1998,
                                               5.875% 11/01/18                                     950,000       876,489

                                                                                         Intermediate Care
                                                                                            Facility Total       876,489

NURSING HOMES - 2.2%

         STATE INDUSTRIAL FINANCE AGENCY     Chelsea Jewish Nursing Home,
                                             Series 1997 A,
                                               6.500% 08/01/37                                     930,000     1,004,800

                                             GF/Massachusetts, Inc.,
                                             Series 1994,
                                               8.300% 07/01/23                                   2,230,000     2,255,199

                                             Woodlawn Manor, Inc.:
                                             Series 2000 A,
                                               7.750% 12/01/27                                   1,350,000     1,132,609
                                             Series 2000 B,
                                               10.250% 06/01/27 (b)                                417,373       287,537

                                                                                       Nursing Homes Total     4,680,145
                                                                                                              ----------
                                                                                         HEALTH CARE TOTAL    35,276,847
HOUSING - 0.4%

SINGLE FAMILY - 0.4%

            STATE HOUSING FINANCE AGENCY     Series 1997 57, AMT,
                                               5.600% 06/01/30                                     880,000       890,498

                                                                                       Single Family Total       890,498

                                                                                             HOUSING TOTAL       890,498
OTHER - 6.0%

OTHER - 1.1%

        STATE DEVELOPMENT FINANCE AGENCY     WGBH Educational Foundation,
                                             Series 2002 A,
                                               5.750% 01/01/42                                   2,000,000     2,235,440

                                                                                               Other Total     2,235,440

See notes to investment portfolio.

                                                                                                   PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

REFUNDED/ESCROWED (c) - 4.9%

                                   STATE     Series 1990 B,
                                               7.000% 07/01/09                                   1,385,000     1,610,644

                STATE TURNPIKE AUTHORITY     Series 1993 A,
                                               5.000% 01/01/20                                   7,000,000     7,408,870
                                             Series 1997 C,
                                               (a) 01/01/20                                      3,000,000     1,362,720

                                                                                   Refunded/Escrowed Total    10,382,234
                                                                                                              ----------
                                                                                               OTHER TOTAL    12,617,674

OTHER REVENUE - 0.9%

HOTELS - 0.9%

           BOSTON INDUSTRIAL DEVELOPMENT     Crosstown Center Hotel LLC,
                     FINANCING AUTHORITY     Series 2002, AMT,
                                               6.500% 09/01/35                                   2,000,000     1,940,000

                                                                                              Hotels Total     1,940,000
                                                                                                              ----------
                                                                                       OTHER REVENUE TOTAL     1,940,000

RESOURCE RECOVERY - 1.0%

DISPOSAL - 0.3%

         STATE INDUSTRIAL FINANCE AGENCY     Peabody Monofill Associates, Inc.,
                                             Series 1995,
                                               9.000% 09/01/05                                     660,000       678,889

                                                                                            Disposal Total       678,889

RESOURCE RECOVERY - 0.7%

        STATE DEVELOPMENT FINANCE AGENCY     Ogden Haverhill Project,
                                             Series 1998 B, AMT,
                                               5.500% 12/01/19                                   1,000,000       956,090

         STATE INDUSTRIAL FINANCE AGENCY     Ogden Haverhill Project,
                                             Series 1998 A, AMT,
                                               5.600% 12/01/19                                     500,000       483,085

                                                                                   Resource Recovery Total     1,439,175
                                                                                                              ----------
                                                                                   RESOURCE RECOVERY TOTAL     2,118,064
TAX-BACKED - 22.7%

LOCAL GENERAL OBLIGATIONS - 3.6%

                             BELCHERTOWN     Series 2002,
                                               5.000% 01/15/14                                   1,665,000     1,779,818

                             NEW BEDFORD     Series 2001,
                                               5.500% 05/01/16                                   2,955,000     3,230,642

                                              See notes to investment portfolio.

                                                                                                   PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

                                   NORWELL   Series 2003,
                                               5.000% 11/15/22                                   1,410,000     1,472,632

                               SPRINGFIELD   Series 2001,
                                               5.500% 08/01/15                                   1,000,000     1,099,070

                                                                           Local General Obligations Total     7,582,162

SPECIAL NON-PROPERTY TAX - 3.1%

            PR COMMONWEALTH OF PUERTO RICO   Series 1993 W,
HIGHWAY & TRANSPORTATION AUTHORITY REVENUE     5.500% 07/01/09                                     660,000       738,441
                                             Series 2002 E:
                                               5.500% 07/01/14                                   2,000,000     2,253,880
                                               5.500% 07/01/18                                   1,000,000     1,124,010
                                               5.500% 07/01/21                                   1,670,000     1,868,146

            PR COMMONWEALTH OF PUERTO RICO   Government Facilities,
                PUBLIC BUILDINGS AUTHORITY   Series 2002 C,
                                               5.500% 07/01/14                                     500,000       550,275

                                                                            Special Non-Property Tax Total     6,534,752

STATE APPROPRIATED - 5.7%

          MASSACHUSETTS BAY TRANSPORTATION   Series 1988,
                                 AUTHORITY     7.750% 01/15/06                                     100,000       106,859
                                             Series 2002 A,
                                               5.250% 07/01/21                                   1,000,000     1,107,250
                                             Series 2003 A,
                                               5.250% 07/01/12                                   2,000,000     2,195,300
                                             Series 2004 B,
                                               5.250% 07/01/21                                   2,500,000     2,697,475
                                             Series 2004 C,
                                               5.250% 07/01/21                                   1,500,000     1,618,485

            PR COMMONWEALTH OF PUERTO RICO   Series 1998 A:
                      PUBLIC FINANCE CORP.     5.375% 06/01/15                                   1,000,000     1,117,370
                                               5.375% 06/01/19                                   2,190,000     2,420,957
                                             Series 2002 E,
                                               6.000% 08/01/26                                     600,000       671,304

                                                                                  State Appropriated Total    11,935,000

STATE GENERAL OBLIGATIONS - 10.3%

          MASSACHUSETTS BAY TRANSPORTATION   Series 1991 A,
                                 AUTHORITY     7.000% 03/01/21                                   1,500,000     1,888,935
                                             Series 1992 B,
                                               6.200% 03/01/16                                   3,725,000     4,349,086
                                             Series 1994 A:
                                               7.000% 03/01/10                                   3,000,000     3,561,390
                                               7.000% 03/01/11                                   2,000,000     2,406,140
                                               7.000% 03/01/14                                   1,250,000     1,536,350

See notes to investment portfolio.

                                                                                                   PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

STATE GENERAL OBLIGATIONS - (CONTINUED)

                                     STATE   Series 2003 D,
                                               5.500% 10/01/19                                     450,000       496,985
                                             Series 2004 B,
                                               5.250% 08/01/22                                   1,000,000     1,056,730

                  STATE GENERAL OBLIGATION   Consolidated Loan:
                                             Series 2001 D,
                                               5.500% 11/01/15                                   1,000,000     1,106,080
                                             Series 2002 E,
                                               5.250% 01/01/20                                   2,000,000     2,186,120

            PR COMMONWEALTH OF PUERTO RICO   Series 1998,
                                               5.250% 07/01/18                                   1,000,000     1,065,980
                                             Series 2001,
                                               5.500% 07/01/16                                   1,750,000     1,975,628

                                                                           State General Obligations Total    21,629,424
                                                                                                              ----------
                                                                                          TAX-BACKED TOTAL    47,681,338

TRANSPORTATION - 8.3%

AIR TRANSPORTATION - 2.2%

                      STATE PORT AUTHORITY   Delta Air Lines, Inc.,
                                             Series 2001 A, AMT:
                                               5.500% 01/01/15                                   1,985,000     2,082,225
                                               5.500% 01/01/16                                   1,000,000     1,045,050

                                             US Airways, Inc.,
                                             Series 1999, AMT,
                                               6.000% 09/01/21                                   1,500,000     1,562,475

                                                                                  Air Transportation Total     4,689,750

AIRPORTS - 2.2%

                      STATE PORT AUTHORITY   Series 1999:
                                               10.180% 07/01/29 (d)                              1,500,000     1,696,680
                                               10.670% 01/01/21 (d)                              2,500,000     2,880,250

                                                                                            Airports Total     4,576,930

TOLL FACILITIES - 2.8%

                     STATE FEDERAL HIGHWAY   Grant Anticipation Notes,
                                             Series 1998 A,
                                               5.250% 12/15/12                                   1,500,000     1,649,925

                  STATE TURNPIKE AUTHORITY   Series 1999 A,
                                               4.750% 01/01/34                                   4,500,000     4,293,225

                                                                                     Toll Facilities Total     5,943,150

                                              See notes to investment portfolio.

                                                                                                   PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TRANSPORTATION - (CONTINUED)

TRANSPORTATION - 1.1%

                                     STATE   Series 1998 B,
                                               (a) 06/15/12                                      3,145,000     2,240,592

                                                                                      Transportation Total     2,240,592
                                                                                                              ----------

                                                                                      TRANSPORTATION TOTAL    17,450,422

UTILITY - 22.6%

INDEPENDENT POWER PRODUCER - 0.3%

PR COMMONWEALTH OF PUERTO RICO INDUSTRIAL,   AES Project,
      EDUCATIONAL, MEDICAL & ENVIRONMENTAL   Series 2000, AMT,
                   COGENERATION FACILITIES     6.625% 06/01/26                                     645,000       672,290

                                                                          Independent Power Producer Total       672,290

JOINT POWER AUTHORITY - 1.7%

    STATE MUNICIPAL WHOLESALE ELECTRIC CO.   Nuclear Project 3-A,
                                             Series 2001,
                                               5.250% 07/01/13                                   1,180,000     1,281,976

                                             Nuclear Project 6-A,
                                             Series 2001,
                                               5.250% 07/01/14                                   2,000,000     2,156,360

                                                                               Joint Power Authority Total     3,438,336

MUNICIPAL ELECTRIC - 2.0%

          STATE DEVELOPMENT FINANCE AGENCY   Devens Electric System,
                                             Series 2001,
                                               6.000% 12/01/30                                   1,000,000     1,025,090

            PR COMMONWEALTH OF PUERTO RICO   Series 1995 Y,
                  ELECTRIC POWER AUTHORITY     7.000% 07/01/07 (e)                               1,500,000     1,712,265
                                             Series 2003 NN,
                                               5.250% 07/01/21                                   1,360,000     1,480,999

                                                                                  Municipal Electric Total     4,218,354

WATER & SEWER - 18.6%

           BOSTON WATER & SEWER COMMISSION   Series 1992 A,
                                               5.750% 11/01/13                                   1,000,000     1,124,010
                                             Series 1993 A,
                                               5.250% 11/01/19                                   4,750,000     5,111,475

     STATE WATER POLLUTION ABATEMENT TRUST   MWRA Program:
                                             Series 1999 A,
                                               6.000% 08/01/17                                   2,445,000     2,855,980
                                             Series 2002 A,
                                               5.250% 08/01/18                                   2,000,000     2,115,320
                                             Series 2003 9,
                                               5.500% 08/01/15                                   1,000,000     1,118,420

See notes to investment portfolio.

                                                                                                   PAR ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

UTILITY - (CONTINUED)

WATER & SEWER - (CONTINUED)

                                             New Bedford Project,
                                             Series 1996 A,
                                               6.000% 02/01/06                                     220,000       235,532
                                             Pool Program:
                                             Series 2001 7:
                                               5.250% 08/01/12                                   1,000,000     1,089,520
                                               5.250% 02/01/14                                   2,000,000     2,148,280
                                             Series 2002 8,
                                               5.000% 08/01/17                                   1,000,000     1,044,600

         STATE WATER RESOURCES AUTHORITY     Series 1992 A:
                                               6.500% 07/15/09                                   2,000,000     2,320,340
                                               6.500% 07/15/19                                   5,100,000     6,070,581
                                             Series 1993 C,
                                               5.250% 12/01/15                                   3,750,000     4,080,008
                                             Series 1995 B,
                                               6.250% 12/01/13                                   5,000,000     5,882,150
                                             Series 2002 J:
                                               5.250% 08/01/19                                   1,000,000     1,084,360
                                               5.500% 08/01/21                                   2,500,000     2,772,075
                                                                                                             -----------
                                                                                       Water & Sewer Total    39,052,651
                                                                                                             -----------
                                                                                             UTILITY TOTAL    47,381,631

                                           TOTAL MUNICIPAL BONDS
                                           (COST OF $194,933,095)                                            206,600,009

SHORT-TERM OBLIGATIONS - 0.4%

VARIABLE RATEDEMANDNOTES (f) - 0.4%

 IN STATE EDUCATIONAL FACILITY AUTHORITY   DePauw University,
                                           Series 2002,
                                             1.100% 07/01/32                                       300,000       300,000

                              MN MANKATO   Bethany Lutheran College,
                                           Series 2000 B,
                                             1.150% 11/01/15                                       100,000       100,000

     MS JACKSON COUNTY POLLUTION CONTROL   Chevron U.S.A., Inc.,
                                           Series 1992,
                                             1.100% 12/01/16                                       400,000       400,000

      MO STATE DEVELOPMENT FINANCE BOARD     St. Louis Convention Center,
               INFRASTRUCTURE FACILITIES     Series 2000 C,
                                               1.150% 12/01/20                                     100,000       100,000
                                                                                                             -----------
                                                                          VARIABLE RATE DEMAND NOTES TOTAL       900,000

                                           TOTAL SHORT-TERM OBLIGATION
                                           (COST OF $900,000)                                                    900,000

                                              See notes to investment portfolio.

                                                                                                               VALUE ($)
                                           -----------------------------------------------------------------------------
                                           TOTAL INVESTMENTS - 98.7%
                                           (COST OF $195,833,095) (g)                                        207,500,009

                                           OTHER ASSETS & LIABILITIES, NET - 1.3%                              2,629,616

                                           NET ASSETS - 100.0%                                               210,129,625

    NOTES TO INVESTMENT PORTFOLIO:

(a) Zero coupon bond.

(b) Income is not being accrued.

(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d) Variable rate security. The interest rate shown reflects the rate as of April 30, 2004.

(e) Security pledged as collateral for open futures contracts.

(f) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of April 30, 2004.

(g) Cost for federal income tax purposes is $195,538,389.

At April 30, 2004, the Fund held the following open futures contracts:

                                             AGGREGATE     EXPIRATION    UNREALIZED
   TYPE                         VALUE       FACE VALUE        DATE      DEPRECIATION
   ---------------------------------------------------------------------------------
   U.S. Treasury Notes
   10-Year                  $ 12,928,500   $ 13,127,909   June - 2004   $   (199,409)
                                                                        ------------

                 ACRONYM                                NAME
--------------------------------------------------------------------------------
                   AMT                         Alternative Minimum Tax

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2004 (UNAUDITED)                COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

                                                                                                                   ($)
-----------------------------------------------------------------------------------------------------------
                      ASSETS    Investments, at cost                                            195,833,095
                                                                                                -----------
                                Investments, at value                                           207,500,009
                                Cash                                                                    698
                                Receivable for:
                                  Fund shares sold                                                  616,918
                                  Interest                                                        3,168,121
                                  Futures variation margin                                           38,391
                                Deferred Trustees' compensation plan                                  9,419
                                                                                                -----------
                                                                           Total Assets         211,333,556

                 LIABILITIES    Payable for:
                                  Fund shares repurchased                                           662,372
                                  Distributions                                                     298,437
                                  Investment advisory fee                                            87,970
                                  Transfer agent fee                                                 65,322
                                  Pricing and bookkeeping fees                                        6,669
                                  Custody fee                                                         1,588
                                  Distribution and service fees                                      62,930
                                Deferred Trustees' fees                                               9,419
                                Other liabilities                                                     9,224
                                                                                                -----------
                                                                      Total Liabilities           1,203,931

                                                                             NET ASSETS         210,129,625

   COMPOSITION OF NET ASSETS    Paid-in capital                                                 197,358,133
                                Undistributed net investment income                                 337,958
                                Accumulated net realized gain                                       966,029
                                Net unrealized appreciation (depreciation) on:
                                  Investments                                                    11,666,914
                                  Futures contracts                                                (199,409)

                                                                             NET ASSETS         210,129,625

                     CLASS A    Net assets                                                      158,156,977
                                Shares outstanding                                               20,106,620
                                Net asset value per share                                              7.87(a)
                                Maximum offering price per share ($7.87/0.9525)                        8.26(b)

                     CLASS B    Net assets                                                       36,834,202
                                Shares outstanding                                                4,682,665
                                Net asset value and offering price per share                           7.87(a)

                     CLASS C    Net assets                                                       15,138,446
                                Shares outstanding                                                1,924,525
                                Net asset value and offering price per share                           7.87(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

                                              See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
APRIL 30, 2004 (UNAUDITED)                COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

                                                                                                                   ($)
----------------------------------------------------------------------------------------------------------------------
                      INVESTMENT INCOME    Interest                                                          5,470,369
                                           Dividends                                                                 7
                                                                                                           -----------
                                             Total Investment Income                                         5,470,376

                               EXPENSES    Investment advisory fee                                             556,411
                                           Distribution fee:
                                             Class B                                                           148,203
                                             Class C                                                            60,459
                                           Service fee:
                                             Class A                                                           178,739
                                             Class B                                                            42,324
                                             Class C                                                            17,275
                                           Transfer agent fee                                                  129,784
                                           Pricing and bookkeeping fees                                         46,007
                                           Trustees' fees                                                        4,488
                                           Custody fee                                                           5,173
                                           Non-recurring costs (See Note 7)                                      3,558
                                           Other expenses                                                       46,475
                                                                                                           -----------
                                             Total Expenses                                                  1,238,896
                                           Fees waived by Distributor - Class C                                (24,156)
                                           Non-recurring costs assumed by Investment Advisor
                                             (See Note 7)                                                       (3,558)
                                           Custody earnings credit                                                (409)
                                                                                                           -----------
                                             Net Expenses                                                    1,210,773
                                                                                                           -----------
                                           Net Investment Income                                             4,259,603

NET REALIZED AND UNREALIZED GAIN (LOSS)    Netrealized gain on:
   ON INVESTMENTS AND FUTURES CONTRACTS      Investments                                                     1,668,099
                                             Futures contracts                                                  20,549
                                                                                                           -----------
                                           Net realized gain                                                 1,688,648
                                           Net change in unrealized appreciation/depreciation on:
                                             Investments                                                    (4,908,363)
                                             Futures contracts                                                (199,409)
                                                                                                           -----------
                                               Net change in unrealized appreciation/depreciation           (5,107,772)
                                                                                                           -----------
                                           Net Loss                                                         (3,419,124)
                                                                                                           -----------
                                           Net Increase in Net Assets from Operations                          840,479

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

                                                                                        (UNAUDITED)
                                                                                         SIX MONTHS
                                                                                              ENDED    PERIOD ENDED    YEAR ENDED
                                                                                          APRIL 30,     OCTOBER 31,   JANUARY 31,
INCREASE (DECREASE) IN NET ASSETS:                                                         2004 ($)    2003 (a) ($)      2003 ($)
---------------------------------------------------------------------------------------------------------------------------------
                            OPERATIONS  Net investment income                             4,259,603       6,874,096     9,357,026
                                        Net realized gain on investments and
                                          futures contracts                               1,688,648       3,285,908     1,124,256
                                        Net change in unrealized appreciation/
                                          depreciation on investments and
                                          futures contracts                              (5,107,772)       (967,590)    5,369,890
                                                                                       ------------------------------------------
                                            Net Increase from Operations                    840,479       9,192,414    15,851,172

DISTRIBUTIONS DECLARED TO SHAREHOLDERS  From net investment income:
                                          Class A                                        (3,409,678)     (5,318,064)   (7,661,298)
                                          Class B                                          (656,056)     (1,083,888)   (1,517,168)
                                          Class C                                          (292,400)       (387,479)     (342,675)
                                        From net realized gains:
                                          Class A                                        (3,240,897)             --      (375,665)
                                          Class B                                          (769,203)             --       (93,823)
                                          Class C                                          (311,756)             --       (23,300)
                                                                                       ------------------------------------------
                                            Total Distributions
                                              Declared to Shareholders                   (8,679,990)     (6,789,431)  (10,013,929)

                    SHARE TRANSACTIONS  Class A:
                                          Subscriptions                                   8,662,146      12,951,421    21,509,939
                                          Distributions reinvested                        4,023,656       2,897,346     4,481,971
                                          Redemptions                                   (16,285,241)    (20,538,760)  (29,313,434)
                                                                                       ------------------------------------------
                                            Net Decrease                                 (3,599,439)     (4,689,993)   (3,321,524)
                                        Class B:
                                          Subscriptions                                   1,379,363       4,804,390    11,218,183
                                          Distributions reinvested                        1,005,096         686,180     1,024,007
                                          Redemptions                                    (4,933,470)     (8,227,927)   (9,294,616)
                                                                                       ------------------------------------------
                                            Net Increase (Decrease)                      (2,549,011)     (2,737,357)    2,947,574
                                        Class C:
                                          Subscriptions                                   3,195,248       6,168,804    11,503,348
                                          Distributions reinvested                          286,766         149,257       130,850
                                          Redemptions                                    (3,130,427)     (2,490,831)   (5,229,475)
                                                                                       ------------------------------------------
                                            Net Increase                                    351,587       3,827,230     6,404,723
                                                                                       ------------------------------------------
                                        Net Increase (Decrease) from
                                          Share Transactions                             (5,796,863)     (3,600,120)    6,030,773
                                                                                       ------------------------------------------
                                            Total Increase (Decrease) in
                                              Net Assets                                (13,636,374)     (1,197,137)   11,868,016

                            NET ASSETS  Beginning of period                             223,765,999     224,963,136   213,095,120
                                        End of period                                   210,129,625     223,765,999   224,963,136
                                        Undistributed net investment income                 337,958         436,489       437,800

                     CHANGES IN SHARES  Class A:
                                          Subscriptions                                   1,057,154       1,582,074     2,693,808
                                          Issued for distributions reinvested               494,281         353,832       561,135
                                          Redemptions                                    (2,004,186)     (2,520,568)   (3,684,826)
                                                                                       ------------------------------------------
                                            Net Decrease                                   (452,751)       (584,662)     (429,883)
                                        Class B:
                                          Subscriptions                                     168,508         582,980     1,405,242
                                          Issued for distributions reinvested               123,461          83,815       128,155
                                          Redemptions                                      (604,258)     (1,010,795)   (1,165,559)
                                                                                       ------------------------------------------
                                            Net Increase (Decrease)                        (312,289)       (344,000)      367,838
                                        Class C:
                                          Subscriptions                                     394,193         751,974     1,436,135
                                          Issued for distributions reinvested                35,219          18,247        16,344
                                          Redemptions                                      (384,707)       (304,599)     (650,030)
                                                                                       ------------------------------------------
                                            Net Increase                                     44,705         465,622       802,449

(a) The Fund changed its fiscal year end from January 31 to October 31.

                                              See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2004 (UNAUDITED)                COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

NOTE 1. ORGANIZATION

Columbia Massachusetts Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust V (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Massachusetts state personal income tax and by pursuing opportunities for long term appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sales price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

OPTIONS

The Fund may purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the period ended October 31, 2003 and the year ended January 31, 2003 was as follows:

                      OCTOBER 31, 2003
-----------------------------------------------------------
   TAX-EXEMPT             ORDINARY             LONG-TERM
     INCOME                INCOME*           CAPITAL GAINS
-----------------------------------------------------------
  $ 6,760,973             $ 28,458               $ --

                      JANUARY 31, 2003
-----------------------------------------------------------
   TAX-EXEMPT             ORDINARY             LONG-TERM
     INCOME                INCOME*           CAPITAL GAINS
-----------------------------------------------------------
  $ 9,427,876             $ 93,265             $ 492,788

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2004, based on cost of investments for federal income tax purposes was:

  Unrealized appreciation                $ 13,150,306
  Unrealized depreciation                  (1,188,686)
                                         ------------
    Net unrealized appreciation          $ 11,961,620

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

       AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
       -----------------------------------------------
          First $1 billion                  0.50%
          Next $2 billion                   0.45%
          Over $3 billion                   0.40%

For the six months ended April 30, 2004, the Fund's annualized effective investment advisory fee rate was 0.50%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended April 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.041%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended April 30, 2004, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.12%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months ended April 30, 2004, the Distributor has retained net underwriting discounts of $13,047 on sales of the Fund's Class A shares and received CDSC fees of $10, $17,475 and $2,458 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a service fee between the 0.10% and 0.25% annual rates. For the six months ended April 30, 2004, the Fund's annualized effective service fee rate was 0.21%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended April 30, 2004, the Fund paid $820 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended April 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $8,026,636 and $18,787,649, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended April 30, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at April 30, 2004 invested in debt obligations issued by the state of Massachusetts and its respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

ISSUER FOCUS

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended April 30, 2004, Columbia has assumed $3,558 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       (UNAUDITED)
                                                  SIX MONTHS ENDED     PERIOD ENDED
                                                         APRIL 30,      OCTOBER 31,         YEAR ENDED JANUARY 31,
CLASS A SHARES                                                2004          2003(a)             2003             2002
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $           8.16     $       8.06     $       7.85     $       7.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.16(b)          0.25(b)          0.35(b)          0.40(b)(c)
Net realized and unrealized gain (loss)
on investments and futures contracts                         (0.13)            0.10             0.23             0.03(c)
                                                  ----------------     ------------     ------------     ------------
Total from Investment Operations                              0.03             0.35             0.58             0.43

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   (0.16)           (0.25)           (0.35)           (0.37)
In excess of net investment income                              --               --               --               --
From net realized gains                                      (0.16)              --            (0.02)           (0.04)
In excess of net realized gains                                 --               --               --               --
                                                  ----------------     ------------     ------------     ------------
Total Distributions Declared to Shareholders                 (0.32)           (0.25)           (0.37)           (0.41)

NET ASSET VALUE, END OF PERIOD                    $           7.87     $       8.16     $       8.06     $       7.85
Total return (f)                                              0.34%(g)         4.40%(g)         7.59%            5.62%(h)

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                                  0.92%(j)         1.00%(j)         0.94%            0.92%
Net investment income (i)                                     3.98%(j)         4.16%(j)         4.39%            5.05%(c)
Waiver/reimbursement                                            --               --               --             0.05%
Portfolio turnover rate                                          4%(g)            9%(g)           13%               8%
Net assets, end of period (000's)                 $        158,157     $    167,692     $    170,512     $    169,284

                                                                 YEAR ENDED JANUARY 31,
CLASS A SHARES                                            2001             2000             1999
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       7.18     $       8.06     $       8.10

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.37(d)          0.37(d)          0.38
Net realized and unrealized gain (loss)
on investments and futures contracts                      0.70            (0.84)            0.10
                                                  ------------     ------------     ------------
Total from Investment Operations                          1.07            (0.47)            0.48

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.38)           (0.37)           (0.38)
In excess of net investment income                          --               --            (0.01)
From net realized gains                                  (0.04)              --(e)         (0.13)
In excess of net realized gains                             --            (0.04)              --(e)
                                                  ------------     ------------     ------------
Total Distributions Declared to Shareholders             (0.42)           (0.41)           (0.52)

NET ASSET VALUE, END OF PERIOD                    $       7.83     $       7.18     $       8.06
Total return (f)                                         15.30%(h)        (5.96)%(h)        6.25%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (i)                                              0.93%            0.93%            0.91%
Net investment income (i)                                 4.94%            4.81%            4.69%
Waiver/reimbursement                                      0.03%            0.02%              --
Portfolio turnover rate                                     18%              16%              21%
Net assets, end of period (000's)                 $    152,057     $    142,790     $    180,628

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 5.02% to 5.05%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                                                       (UNAUDITED)
                                                  SIX MONTHS ENDED      PERIOD ENDED
                                                         APRIL 30,       OCTOBER 31,         YEAR ENDED JANUARY 31,
CLASS B SHARES                                                2004           2003(a)             2003             2002
---------------------------------------------------------------------- -----------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $           8.16      $       8.06     $       7.85     $       7.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.13(b)           0.21(b)          0.29(b)          0.34(b)(c)
Net realized and unrealized gain (loss)
on investments and futures contracts                         (0.13)             0.10             0.23             0.03(c)
                                                  ----------------      ------------     ------------     ------------
Total from Investment Operations                                --              0.31             0.52             0.37

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   (0.13)            (0.21)           (0.29)           (0.31)
In excess of net investment income                              --                --               --               --
From net realized gains                                      (0.16)               --            (0.02)           (0.04)
In excess of net realized gains                                 --                --               --               --
                                                  ----------------      ------------     ------------     ------------
Total Distributions Declared to Shareholders                 (0.29)            (0.21)           (0.31)           (0.35)

NET ASSET VALUE, END OF PERIOD                    $           7.87      $       8.16     $       8.06     $       7.85
Total return (f)                                             (0.04)%(g)         3.82%(g)         6.79%            4.86%(h)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                  1.67%(j)          1.75%(j)         1.69%            1.67%
Net investment income (i)                                     3.30%(j)          3.41%(j)         3.64%            4.30%(c)
Waiver/reimbursement                                            --                --               --             0.05%
Portfolio turnover rate                                          4%(g)             9%(g)           13%               8%
Net assets, end of period (000's)                 $         36,834      $     40,739     $     43,052     $     39,009

                                                                 YEAR ENDED JANUARY 31,
CLASS B SHARES                                            2001             2000             1999
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       7.18     $       8.06     $       8.10

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.31(d)          0.31(d)          0.32
Net realized and unrealized gain (loss)
on investments and futures contracts                      0.70            (0.84)            0.10
                                                  ------------     ------------     ------------
Total from Investment Operations                          1.01            (0.53)            0.42

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.32)           (0.31)           (0.32)
In excess of net investment income                          --               --            (0.01)
From net realized gains                                  (0.04)              --(e)         (0.10)
In excess of net realized gains                             --            (0.04)           (0.03)
                                                  ------------     ------------     ------------
Total Distributions Declared to Shareholders             (0.36)           (0.35)           (0.46)

NET ASSET VALUE, END OF PERIOD                    $       7.83     $       7.18     $       8.06
Total return (f)                                         14.45%(h)        (6.67)%(h)        5.44%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                              1.68%            1.68%            1.66%
Net investment income (i)                                 4.19%            4.06%            3.94%
Waiver/reimbursement                                      0.03%            0.02%              --
Portfolio turnover rate                                     18%              16%              21%
Net assets, end of period (000's)                 $     44,038     $     50,110     $     59,789

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.27% to 4.30%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Not annualized.
(h) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

                                                       (UNAUDITED)
                                                  SIX MONTHS ENDED     PERIOD ENDED
                                                         APRIL 30,      OCTOBER 31,         YEAR ENDED JANUARY 31,
CLASS C SHARES                                                2004          2003(a)             2003             2002
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $           8.16     $       8.06     $       7.85     $       7.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.15(b)          0.23(b)          0.31(b)          0.36(b)(c)
Net realized and unrealized gain (loss)
on investments and futures contracts                         (0.13)            0.09             0.24             0.04(c)
                                                  ----------------     ------------     ------------     ------------
Total from Investment Operations                              0.02             0.32             0.55             0.40

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   (0.15)           (0.22)           (0.32)           (0.34)
In excess of net investment income                              --               --               --               --
From net realized gains                                      (0.16)              --            (0.02)           (0.04)
In excess of net realized gains                                 --               --               --               --
                                                  ----------------     ------------     ------------     ------------
Total Distributions Declared to Shareholders                 (0.31)           (0.22)           (0.34)           (0.38)

NET ASSET VALUE, END OF PERIOD                    $           7.87     $       8.16     $       8.06     $       7.85
Total return (f)(g)                                           0.11%(h)         4.05%(h)         7.11%            5.17%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                                  1.37%(j)         1.45%(j)         1.39%            1.37%
Net investment income (i)                                     3.59%(j)         3.71%(j)         3.94%            4.60%(c)
Waiver/reimbursement                                          0.30%(j)         0.30%(j)         0.30%            0.35%
Portfolio turnover rate                                          4%(h)            9%(h)           13%               8%
Net assets, end of period (000's)                 $         15,138     $     15,335     $     11,399     $      4,802

                                                                YEAR ENDED JANUARY 31,
CLASS C SHARES                                            2001             2000             1999
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       7.18     $       8.06     $       8.10

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.34(d)          0.33(d)          0.35
Net realized and unrealized gain (loss)
on investments and futures contracts                      0.70            (0.84)            0.10
                                                  ------------     ------------     ------------
Total from Investment Operations                          1.04            (0.51)            0.45

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.35)           (0.33)           (0.35)
In excess of net investment income                          --               --            (0.01)
From net realized gains                                  (0.04)              --(e)         (0.13)
In excess of net realized gains                             --            (0.04)              --(e)
                                                  ------------     ------------     ------------
Total Distributions Declared to Shareholders             (0.39)           (0.37)           (0.49)

NET ASSET VALUE, END OF PERIOD                    $       7.83     $       7.18     $       8.06
Total return (f)(g)                                      14.79%           (6.38)%           5.76%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (i)                                              1.38%            1.38%            1.36%
Net investment income (i)                                 4.49%            4.36%            4.24%
Waiver/reimbursement                                      0.33%            0.32%            0.30%
Portfolio turnover rate                                     18%              16%              21%
Net assets, end of period (000's)                 $      2,586     $      1,189     $        698

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.57% to 4.60%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Massachusetts Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the fund's independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the fund for the fiscal year ended October 31, 2004.

COLUMBIA FUNDS
                                          COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND

             LARGE GROWTH    Columbia Common Stock
                             Columbia Growth
                             Columbia Growth Stock
                             Columbia Large Cap Growth
                             Columbia Tax-Managed Growth
                             Columbia Tax-Managed Growth II
                             Columbia Young Investor

              LARGE VALUE    Columbia Disciplined Value
                             Columbia Growth & Income
                             Columbia Large Cap Core
                             Columbia Tax-Managed Value

            MIDCAP GROWTH    Columbia Acorn Select
                             Columbia Mid Cap Growth
                             Columbia Tax-Managed Aggressive Growth

             MIDCAP VALUE    Columbia Dividend Income
                             Columbia Mid Cap
                             Columbia Strategic Investor

             SMALL GROWTH    Columbia Acorn
                             Columbia Acorn USA
                             Columbia Small Company Equity

              SMALL VALUE    Columbia Small Cap
                             Columbia Small-Cap Value

                 BALANCED    Columbia Asset Allocation
                             Columbia Balanced
                             Columbia Liberty Fund

                SPECIALTY    Columbia Real Estate Equity
                             Columbia Technology
                             Columbia Utilities

     TAXABLE FIXED-INCOME    Columbia Contrarian Income
                             Columbia Corporate Bond
                             Columbia Federal Securities
                             Columbia Fixed Income Securities
                             Columbia High Yield
                             Columbia High Yield Opportunities
                             Columbia Income
                             Columbia Intermediate Bond
                             Columbia Intermediate Government Income
                             Columbia Quality Plus Bond
                             Columbia Short Term Bond
                             Columbia Strategic Income

            FLOATING RATE    Columbia Floating Rate
                             Columbia Floating Rate Advantage

               TAX EXEMPT    Columbia High Yield Municipal
                             Columbia Intermediate Tax-Exempt Bond
                             Columbia Managed Municipals
                             Columbia National Municipal Bond
                             Columbia Tax-Exempt
                             Columbia Tax-Exempt Insured

  SINGLE STATE TAX EXEMPT    Columbia California Tax-Exempt
                             Columbia Connecticut Intermediate Municipal Bond
                             Columbia Connecticut Tax-Exempt
                             Columbia Florida Intermediate Municipal Bond
                             Columbia Massachusetts Intermediate Municipal Bond
                             Columbia Massachusetts Tax-Exempt
                             Columbia New Jersey Intermediate Municipal Bond
                             Columbia New York Intermediate Municipal Bond
                             Columbia New York Tax-Exempt
                             Columbia Oregon Municipal Bond
                             Columbia Pennsylvania Intermediate Municipal Bond
                             Columbia Rhode Island Intermediate Municipal Bond

             MONEY MARKET    Columbia Money Market
                             Columbia Municipal Money Market

     INTERNATIONAL/GLOBAL    Columbia Acorn International
                             Columbia Acorn International Select
                             Columbia Europe
                             Columbia Global Equity
                             Columbia International Equity
                             Columbia International Stock
                             Columbia Newport Asia Pacific
                             Columbia Newport Greater China
                             Columbia Newport Tiger

                    INDEX    Columbia Large Company Index
                             Columbia Small Company Index
                             Columbia U.S. Treasury Index


PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA MASSACHUSETTS TAX-EXEMPT FUND SEMIANNUAL REPORT, APRIL 30, 2004

                                                                 PRSRT STD
                                                               U.S. POSTAGE
                                                                   PAID
                                                               HOLLISTON, MA
                                                               PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611  www.columbiafunds.com

                                                775-03/829R-0404 (06/04) 04/1326

[GRAPHIC]

COLUMBIA NEW YORK TAX-EXEMPT FUND
SEMIANNUAL REPORT
APRIL 30, 2004

[COLUMBIAFUNDS(R) LOGO]
A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Economic Update                                                                3

Portfolio Manager's Report                                                     4

Financial Statements                                                           6

   Investment Portfolio                                                        7

   Statement of Assets and Liabilities                                        16

   Statement of Operations                                                    17

   Statement of Changes in Net Assets                                         18

   Notes to Financial Statements                                              19

   Financial Highlights                                                       24

Important Information About This Report                                       27

Columbia Funds                                                                28

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS
                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,


/s/ Thomas C. Theobald              /s/ J. Kevin Connaughton

Thomas C. Theobald                  J. Kevin Connaughton
Chairman, Board of Trustees         President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE
                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 SECTORS AS OF 04/30/04 (%)

   Special non-property tax                                                 15.2
   State appropriated                                                       14.6
   Education                                                                10.3
   Transportation                                                            7.5
   Toll facilities                                                           7.4

QUALITY BREAKDOWN AS OF 04/30/04 (%)

   AAA                                                                      48.2
   AA                                                                       27.7
   A                                                                        11.0
   BBB                                                                       4.6
   BB                                                                        0.4
   CCC                                                                       0.4
   Non-rated                                                                 7.4
   Cash equivalent                                                           0.3

MATURITY BREAKDOWN AS OF 04/30/04 (%)

   0-5 years                                                                 1.4
   5-7 years                                                                 5.7
   7-10 years                                                               17.3
   10-15 years                                                              37.3
   15-20 years                                                              24.5
   20-25 years                                                               9.6
   25 years and over                                                         3.9
   Cash equivalent                                                           0.3

   Sector breakdowns are calculated as a percentage of net assets.

   Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
   (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

   The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 04/30/2004.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004, THE FUND'S CLASS A SHARES RETURNED 0.41% WITHOUT SALES CHARGE. RISING INTEREST RATES HAMPERED THE PERFORMANCE OF THE FUND, ITS BENCHMARK AND ITS PEER GROUP.

- IN A GENERALLY WEAK PERIOD FOR BONDS, THE FUND GENERATED A POSITIVE RETURN. HOWEVER, ITS PERFORMANCE WAS HELD BACK BY ITS EMPHASIS ON INTERMEDIATE-TERM SECURITIES, WHICH WERE HURT MORE THAN OTHER MATURITIES BY RISING INTEREST RATES.

- ALTHOUGH WE THINK THAT THE FEDERAL RESERVE MAY INCREASE SHORT-TERM INTEREST RATES, WE BELIEVE THAT INTERMEDIATE-TERM SECURITIES HAVE ALREADY ADJUSTED TO A POTENTIAL RISE IN SHORT-TERM INTEREST RATES AND ARE ATTRACTIVELY PRICED. AS A RESULT, WE EXPECT TO CONTINUE TO FOCUS ON THE 10- TO 20-YEAR MATURITY RANGE.

[CHART]

CLASS A SHARES                              0.41%
LEHMAN BROTHERS MUNICIPAL BOND INDEX        1.19%

                                    OBJECTIVE
                              Seeks as high a level
                           of after-tax total return,
                              as is consistent with
                                  prudent risk.

                                TOTAL NET ASSETS
                                 $117.0 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION
                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 05/01/94 - 04/30/04

             CLASS A SHARES WITHOUT SALES CHARGE   CLASS A SHARES WITH SALES CHARGE    LEHMAN BROTHERS MUNICIPAL BOND INDEX
    5/1/94                             $  10,000                          $   9,525                               $  10,000
   5/31/94                             $  10,093                          $   9,614                               $  10,087
   6/30/94                             $  10,011                          $   9,536                               $  10,025
   7/31/94                             $  10,222                          $   9,737                               $  10,209
   8/31/94                             $  10,302                          $   9,813                               $  10,245
   9/30/94                             $  10,071                          $   9,593                               $  10,094
  10/31/94                             $   9,825                          $   9,358                               $   9,914
  11/30/94                             $   9,488                          $   9,037                               $   9,735
  12/31/94                             $   9,796                          $   9,331                               $   9,949
   1/31/95                             $  10,167                          $   9,684                               $  10,234
   2/28/95                             $  10,495                          $   9,996                               $  10,531
   3/31/95                             $  10,609                          $  10,105                               $  10,653
   4/30/95                             $  10,617                          $  10,112                               $  10,665
   5/31/95                             $  10,948                          $  10,428                               $  11,006
   6/30/95                             $  10,706                          $  10,197                               $  10,910
   7/31/95                             $  10,790                          $  10,278                               $  11,013
   8/31/95                             $  10,936                          $  10,417                               $  11,153
   9/30/95                             $  10,989                          $  10,467                               $  11,224
  10/31/95                             $  11,215                          $  10,682                               $  11,386
  11/30/95                             $  11,490                          $  10,944                               $  11,575
  12/31/95                             $  11,623                          $  11,071                               $  11,686
   1/31/96                             $  11,692                          $  11,136                               $  11,775
   2/29/96                             $  11,535                          $  10,987                               $  11,695
   3/31/96                             $  11,378                          $  10,838                               $  11,546
   4/30/96                             $  11,367                          $  10,827                               $  11,513
   5/31/96                             $  11,339                          $  10,801                               $  11,509
   6/30/96                             $  11,475                          $  10,930                               $  11,634
   7/31/96                             $  11,563                          $  11,013                               $  11,739
   8/31/96                             $  11,535                          $  10,987                               $  11,736
   9/30/96                             $  11,740                          $  11,183                               $  11,901
  10/31/96                             $  11,846                          $  11,283                               $  12,035
  11/30/96                             $  12,086                          $  11,512                               $  12,255
  12/31/96                             $  12,024                          $  11,452                               $  12,204
   1/31/97                             $  12,011                          $  11,441                               $  12,227
   2/28/97                             $  12,118                          $  11,543                               $  12,340
   3/31/97                             $  11,969                          $  11,401                               $  12,176
   4/30/97                             $  12,059                          $  11,486                               $  12,278
   5/31/97                             $  12,218                          $  11,638                               $  12,463
   6/30/97                             $  12,378                          $  11,790                               $  12,597
   7/31/97                             $  12,748                          $  12,143                               $  12,945
   8/31/97                             $  12,576                          $  11,979                               $  12,824
   9/30/97                             $  12,739                          $  12,133                               $  12,976
  10/31/97                             $  12,830                          $  12,221                               $  13,059
  11/30/97                             $  12,905                          $  12,292                               $  13,136
  12/31/97                             $  13,171                          $  12,545                               $  13,328
   1/31/98                             $  13,300                          $  12,668                               $  13,466
   2/28/98                             $  13,300                          $  12,668                               $  13,470
   3/31/98                             $  13,300                          $  12,668                               $  13,482
   4/30/98                             $  13,173                          $  12,548                               $  13,421
   5/31/98                             $  13,447                          $  12,809                               $  13,633
   6/30/98                             $  13,485                          $  12,844                               $  13,686
   7/31/98                             $  13,504                          $  12,862                               $  13,720
   8/31/98                             $  13,762                          $  13,108                               $  13,933
   9/30/98                             $  13,963                          $  13,299                               $  14,107
  10/31/98                             $  13,887                          $  13,228                               $  14,107
  11/30/98                             $  13,958                          $  13,295                               $  14,157
  12/31/98                             $  14,013                          $  13,347                               $  14,192
   1/31/99                             $  14,178                          $  13,504                               $  14,361
   2/28/99                             $  14,076                          $  13,407                               $  14,298
   3/31/99                             $  14,056                          $  13,388                               $  14,318
   4/30/99                             $  14,108                          $  13,438                               $  14,354
   5/31/99                             $  13,973                          $  13,309                               $  14,270
   6/30/99                             $  13,739                          $  13,087                               $  14,065
   7/31/99                             $  13,776                          $  13,122                               $  14,115
   8/31/99                             $  13,600                          $  12,954                               $  14,003
   9/30/99                             $  13,558                          $  12,914                               $  14,008
  10/31/99                             $  13,342                          $  12,709                               $  13,857
  11/30/99                             $  13,496                          $  12,855                               $  14,004
  12/31/99                             $  13,376                          $  12,740                               $  13,899
 1/31/2000                             $  13,275                          $  12,645                               $  13,838
 2/29/2000                             $  13,490                          $  12,850                               $  13,998
 3/31/2000                             $  13,871                          $  13,212                               $  14,303
 4/30/2000                             $  13,749                          $  13,096                               $  14,219
 5/31/2000                             $  13,650                          $  13,001                               $  14,145
 6/30/2000                             $  14,095                          $  13,425                               $  14,520
 7/31/2000                             $  14,301                          $  13,621                               $  14,722
 8/31/2000                             $  14,547                          $  13,856                               $  14,948
 9/30/2000                             $  14,423                          $  13,738                               $  14,871
10/31/2000                             $  14,631                          $  13,936                               $  15,033
11/30/2000                             $  14,794                          $  14,092                               $  15,147
12/31/2000                             $  15,292                          $  14,565                               $  15,521
 1/31/2001                             $  15,350                          $  14,621                               $  15,675
 2/28/2001                             $  15,403                          $  14,672                               $  15,725
 3/31/2001                             $  15,570                          $  14,830                               $  15,866
 4/30/2001                             $  15,243                          $  14,519                               $  15,695
 5/31/2001                             $  15,458                          $  14,723                               $  15,865
 6/30/2001                             $  15,625                          $  14,882                               $  15,971
 7/31/2001                             $  15,962                          $  15,204                               $  16,207
 8/31/2001                             $  16,323                          $  15,547                               $  16,475
 9/30/2001                             $  16,106                          $  15,341                               $  16,419
10/31/2001                             $  16,338                          $  15,562                               $  16,614
11/30/2001                             $  16,096                          $  15,331                               $  16,474
12/31/2001                             $  15,916                          $  15,160                               $  16,318
 1/31/2002                             $  16,234                          $  15,463                               $  16,600
 2/28/2002                             $  16,533                          $  15,747                               $  16,799
 3/31/2002                             $  16,111                          $  15,346                               $  16,470
 4/30/2002                             $  16,482                          $  15,699                               $  16,791
 5/31/2002                             $  16,587                          $  15,799                               $  16,894
 6/30/2002                             $  16,760                          $  15,963                               $  17,073
 7/31/2002                             $  16,977                          $  16,171                               $  17,293
 8/31/2002                             $  17,217                          $  16,399                               $  17,501
 9/30/2002                             $  17,615                          $  16,778                               $  17,884
10/31/2002                             $  17,157                          $  16,342                               $  17,587
11/30/2002                             $  17,012                          $  16,204                               $  17,513
12/31/2002                             $  17,502                          $  16,671                               $  17,883
 1/31/2003                             $  17,336                          $  16,513                               $  17,838
 2/28/2003                             $  17,716                          $  16,874                               $  18,088
 3/31/2003                             $  17,686                          $  16,846                               $  18,099
 4/30/2003                             $  17,861                          $  17,012                               $  18,218
 5/31/2003                             $  18,429                          $  17,553                               $  18,644
 6/30/2003                             $  18,259                          $  17,392                               $  18,566
 7/31/2003                             $  17,366                          $  16,541                               $  17,916
 8/31/2003                             $  17,589                          $  16,753                               $  18,051
 9/30/2003                             $  18,303                          $  17,433                               $  18,581
10/31/2003                             $  18,151                          $  17,289                               $  18,488
11/30/2003                             $  18,399                          $  17,525                               $  18,681
12/31/2003                             $  18,607                          $  17,724                               $  18,836
 1/31/2004                             $  18,645                          $  17,759                               $  18,943
 2/29/2004                             $  19,040                          $  18,135                               $  19,227
 3/31/2004                             $  18,861                          $  17,965                               $  19,160
 4/30/2004                             $  18,227                          $  17,362                               $  18,706

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 04/30/04 (%)

   SHARE CLASS                         A                  B                C
--------------------------------------------------------------------------------------
   INCEPTION DATE                  09/26/86           08/04/92         08/01/97
--------------------------------------------------------------------------------------
   SALES CHARGE                 WITHOUT  WITH     WITHOUT   WITH   WITHOUT    WITH
--------------------------------------------------------------------------------------
   6-month (cumulative)          0.41    -4.36     0.03    -4.87     0.18     -0.80
   1-year                        2.04    -2.81     1.28    -3.60     1.58      0.61
   5-year                        5.25     4.23     4.48     4.14     4.79      4.79
   10-year                       6.19     5.67     5.39     5.39     5.61      5.61

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

   SHARE CLASS                         A                  B                C
--------------------------------------------------------------------------------------
   SALES CHARGE                 WITHOUT  WITH     WITHOUT   WITH   WITHOUT    WITH
--------------------------------------------------------------------------------------
   6-month (cumulative)          3.05    -1.85     2.67    -2.33     2.82     1.82
   1-year                        6.65     1.58     5.86     0.86     6.17     5.17
   5-year                        6.06     5.03     5.28     4.95     5.59     5.59
   10-year                       6.59     6.07     5.79     5.79     6.01     6.01

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on September 26, 1986, class B shares were initially offered on August 4, 1992 and class C shares were initially offered on August 1, 1997.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 05/01/94 - 04/30/04 ($)

   SALES CHARGE       WITHOUT        WITH
---------------------------------------------
   Class A            18,227        17,362
   Class B            16,910        16,910
   Class C            17,262        17,262

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE
                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

The US economy moved ahead at a steady pace during the six-month period that began November 1, 2003 and ended April 30, 2004. Annualized GDP for the period was slightly higher than 4.0%--comfortably above the economy's long-term average growth rate of 3.0%. Inflation edged up, but remained low.

Consumer confidence was generally strong going into the period, but a prolonged period of sluggish job growth put a damper on confidence early in 2004. However, consumer spending on retail goods and autos remained strong, and the housing market continued to soar. When half a million new jobs were added to the economy in March and April, consumer confidence moved higher again, and buoyed the outlook for the economy in the second half of the year.

The business sector also showed signs of improvement. Industrial production registered steady gains. Business spending on technology rose. And late in the period, spending on capital equipment picked up.

BOND RETURNS VARIED ACROSS SECTORS

As the economy strengthened, interest rates rose in the final month of the period. Investment grade and municipal bonds lost ground because bond prices and interest rates move in opposite directions. The municipal market was also hurt by a significant influx of new issues. The Lehman Brothers Aggregate Bond Index, a broad measure of investment-grade bond performance, gained just 1.25%.

A strong economy was more good news than bad for the high-yield bond sector, which historically has been less vulnerable to the threat of higher interest rates than other fixed-income sectors. The six-month return for the Merrill Lynch US High Yield, Cash Pay Index was 5.27%.

Money market yields remained below 1% as the Federal Reserve Board kept short-term interest rates at their historical lows. However, the period ended with the expectation that these key interest rates are likely to move higher now that the economy appears to be on solid ground.

US, FOREIGN STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003. However, returns slowed early in 2004 in response to a mixed job outlook. When job growth was disappointing in January and February, investors worried about the economic recovery. Then, when job numbers soared in March and April, they grew concerned about interest rates. Renewed fears about terrorism also weighed on investor confidence. The S&P 500 Index returned 6.27% for this six-month period. In general, small and mid-cap stocks performed better than large-cap stocks. Sector leadership rotated during the period. After an extended period of strong performance, gold stocks and real estate investment trusts (REITs) retreated. Gold stocks fell as the price of gold plummeted, and REIT prices declined as investors took profits. Energy was the strongest performing industry sector, buoyed by the rising price of oil.

Stock market performance was even stronger outside the United States. The MSCI EAFE Index, which measures the performance of 21 developed equity markets in Europe, Australasia (which includes Australia and New Zealand) and the Far East, returned 12.39% for the six-month period. European and Japanese stock markets were helped by a weak US dollar and a rebound in economic growth.

[SIDENOTE]

SUMMARY
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2004

- PERFORMANCE IN THE FIXED-INCOME UNIVERSE WAS LED BY HIGH-YIELD BONDS, WHICH GAINED 5.27% AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. INVESTMENT GRADE BONDS EKED OUT A POSITIVE RETURN, AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. THEIR PERFORMANCE WAS HAMPERED BY THE THREAT OF HIGHER INTEREST RATES AHEAD.

[CHART]

MERRILL LYNCH INDEX     5.27%
LEHMAN INDEX            1.25%

- STOCK MARKETS AROUND THE WORLD BENEFITED FROM A PICK-UP IN ECONOMIC GROWTH, BUT MOST OF THE GAINS FOR THE PERIOD WERE REPORTED IN 2003. BOTH THE S&P 500 INDEX AND THE MSCI EAFE INDEX POSTED SOLID RETURNS DESPITE WEAKNESS NEAR THE END OF THE PERIOD.

[CHART]

S&P INDEX                6.27%
MSCI INDEX              12.39%

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The MSCI EAFE Index is an unmanaged, market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

PORTFOLIO MANAGER'S REPORT
                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

For the six-month period ended April 30, 2004, Columbia New York Tax-Exempt Fund class A shares returned 0.41% without sales charge. This trailed both the 1.19% return of the Lehman Brothers Municipal Bond Index and the 0.71% average return of the fund's peer group, the Lipper New York Municipal Debt Funds Category.(1) The fund's emphasis on intermediate bonds with good call protection hurt performance as interest rates rose during the period. Generally, the fund's duration was longer than its competitors and this also hampered performance.

MUNICIPAL YIELDS RISE

The Federal Reserve Board kept short-term interest rates at an historical low of 1% during the period. However, after a spate of strong economic news in April, especially the report that more than 308,000 new jobs had been added to the labor market, there was widespread expectation that the Fed was ready to raise the short-term interest rates it controls. In response, municipal bond yields rose along with the yields on other fixed-income securities and prices fell because bond yields and prices move in opposite directions.

In this environment, yields on bonds with intermediate maturities rose more than yields on longer-term bonds. The fund's emphasis on these types of bonds detracted from performances. The fund's investment in non-callable bonds was also a factor in its shortfall against its benchmark. The yields on non-callable bonds are slightly lower than the yields on bonds that can be redeemed before they mature and their price sensitivity to interest rate changes is higher.

NEW YORK'S FISCAL PRESSURES CONTINUE

New York's fiscal year ended on March 31, 2004 with a $345 million surplus. However, this surplus was largely the result of non-recurring items, including a multibillion dollar tobacco deficit bond. The use of non-recurring items to balance the annual budget has actually expanded the state's deficit in recent years. The deficit is likely to increase again next year even though revenue estimates have risen.

The governor's 2005 proposed budget seeks to close an anticipated $5.1 billion gap between revenues and expenditures. The budget includes $2.6 billion in spending restraints, $972 million in new revenue and $1.5 billion in non-recurring items. Spending reductions are primarily in the areas of Medicaid, health costs, and mental health services. Also in the proposed 2005 budget is the initial response to a court order requiring increased educational funding for certain school districts. The governor expects to address the order with revenue generated from the expansion and enhancement of video lottery terminals.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

NET ASSET VALUE PER SHARE AS OF 04/30/04 ($)

   Class A                              7.56
   Class B                              7.56
   Class C                              7.56

DISTRIBUTIONS DECLARED PER SHARE 11/01/03 - 04/30/04 ($)

   Class A                              0.20
   Class B                              0.17
   Class C                              0.18

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC YIELDS AS OF 04/30/04 (%)

   Class A                              3.54
   Class B                              2.96
   Class C                              3.27

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 04/30/04 (%)

   Class A                              5.85
   Class B                              4.89
   Class C                              5.40

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

New York remains on negative watch from the Standard & Poor's Corporation and Fitch Investor Service, Inc. rating agencies. No doubt the possibility of another increase in the budget deficit and the state's still-heavy debt load will affect the agencies as they weigh New York's prospects for an improving economy against still-stressed credit fundamentals.

FUND POSITIONED FOR DECLINING INTERMEDIATE-TERM INTEREST RATES

We view the recent run-up in yields on intermediate-term bonds as overdone. While the Fed is likely to raise its short-term rates modestly in the coming months, intermediate- and longer-term rates appear to have adjusted to this likely event. If inflation remains low, as we expect, and economic growth slows to a steady, but more sustainable pace, interest rates on intermediate- and long-term bonds may be viewed as fairly valued or even attractive. Sustained job growth and increasing inflationary pressure could cause us to change our outlook and the fund's positioning.

Gary Swayze has managed Columbia New York Tax-Exempt Fund since September 1997.

[PHOTO OF GARY SWAYZE]

/s/ Gary Swayze

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. Tax-exempt mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Single-state municipal bond funds pose additional risks due to limited geographical diversification. Because the fund may invest a greater percentage of its total assets in a single issuer, it may have increased risk compared to a similar diversified fund.

[SIDENOTE]

WE EXPECT TO CONTINUE TO FOCUS ON BONDS IN THE 10- TO 20-YEAR MATURITY RANGE WITH GOOD CALL PROTECTION.

FINANCIAL STATEMENTS
APRIL 30, 2004
                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

                                     A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

               INVESTMENT PORTFOLIO  The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES  This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

            STATEMENT OF OPERATIONS  This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

 STATEMENT OF CHANGES IN NET ASSETS  This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in
                                     Net Assets also details changes in the number of shares outstanding.

      NOTES TO FINANCIAL STATEMENTS  These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

               FINANCIAL HIGHLIGHTS  The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
APRIL 30, 2004 (UNAUDITED)                     COLUMBIA NEW YORK TAX-EXEMPT FUND

                                                                                                            PAR ($)       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.8%

EDUCATION - 10.3%

NEW YORK CITY INDUSTRIAL DEVELOPMENT AGENCY  Marymount School Academy,
                                             Series 2001,
                                               5.125% 09/01/21                                              625,000         634,925

                                             New York University,
                                             Series 2001,
                                               5.375% 07/01/16                                              500,000         539,645

                  STATE DORMITORY AUTHORITY  New York University:
                                             Series 1998 A,
                                               5.750% 07/01/27                                            2,000,000       2,252,620
                                             Series 2001,
                                               5.500% 07/01/15                                              425,000         463,815
                                             Series 2001 I,
                                               5.500% 07/01/14                                              945,000       1,057,398
                                             Series 2002 B,
                                               5.250% 11/15/26 (a)                                        1,500,000       1,628,685

                                             North Shore Jewish Group,
                                             Series 2003,
                                               5.000% 05/01/18                                            2,000,000       2,001,440

                                             Pace University,
                                             Series 1997,
                                               6.500% 07/01/11                                            1,000,000       1,177,610

                                             Pratt Institute,
                                             Series 1999,
                                               6.000% 07/01/24                                            1,000,000       1,073,090

                                             University of Rochester,
                                             Series 2000,
                                               (b) 07/01/14 (5.700% 07/01/10)                             1,000,000         776,840

                                             Yeshiva University,
                                             Series 2001,
                                               5.375% 07/01/15                                              400,000         432,628
                                                                                                                     --------------
                                                                                                    EDUCATION TOTAL      12,038,696
HEALTH CARE - 6.8%

CONGREGATE CARE RETIREMENT - 1.5%

                  STATE DORMITORY AUTHORITY    Miriam Osborn Memorial Home,
                                               Series 2000 B,
                                                 6.875% 07/01/19                                          1,000,000       1,118,240

      SUFFOLK COUNTY INDUSTRIAL DEVELOPMENT
                                     AGENCY    Jefferson Ferry,
                                               Series 1999 A,
                                                 7.200% 11/01/19                                            600,000         627,792

                                                                                   Congregate Care Retirement Total       1,746,032

                                              See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

HEALTH CARE - (CONTINUED)

HOSPITALS - 4.1%

                  STATE DORMITORY AUTHORITY    New Island Hospital,
                                               Series 1999 A,
                                                 5.750% 07/01/19                                          1,215,000       1,300,888

                                               New York Methodist Hospital,
                                               Series 2004,
                                                 5.250% 07/01/24                                          1,000,000         991,330

                                               Sloan Center,
                                               Series 2003 1,
                                                 (c) 07/01/25                                             3,000,000         999,480

        STATE INDUSTRIAL DEVELOPMENT AGENCY    Royal Charter Presbyterian,
                   PARKING FACILITY REVENUE    Series 2001,
                                                 5.375% 12/15/16                                          1,000,000       1,091,190

      YONKERS INDUSTRIAL DEVELOPMENT AGENCY    St. John's Riverside Hospital,
                                               Series 2001 A,
                                                 6.800% 07/01/16                                            460,000         468,298

                                                                                                    Hospitals Total       4,851,186
NURSING HOME - 1.2%

 ESSEX COUNTY INDUSTRIAL DEVELOPMENT AGENCY    Moses Ludington Nursing Home,
                                               Series 2000 A,
                                                 6.200% 02/01/30 (d)                                      1,250,000       1,359,313

                                                                                                 Nursing Home Total       1,359,313
                                                                                                                     --------------
                                                                                                  HEALTH CARE TOTAL       7,956,531
HOUSING - 3.9%

ASSISTED LIVING/SENIOR - 2.5%

               HUNTINGTON HOUSING AUTHORITY    Gurwin Jewish Senior Center,
                                               Series 1999,
                                                 5.875% 05/01/19                                          1,500,000       1,411,410

                    MOUNT VERNON INDUSTRIAL    Series 1999:
                         DEVELOPMENT AGENCY      6.150% 06/01/19                                          1,000,000         957,640
                                                 6.200% 06/01/29                                            615,000         571,397

                                                                                       Assisted Living/Senior Total       2,940,447
MULTI-FAMILY - 1.4%

           HUDSON HOUSING DEVELOPMENT CORP.    Series 1992 A,
     PROVIDENCE HALL-SCHUYLER COURT PROJECT      6.500% 01/01/25                                            750,000         774,188

See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

HOUSING - (CONTINUED)

MULTI-FAMILY - (CONTINUED)

             NYACK HOUSING ASSISTANCE CORP.    Nyack Plaza Apartments,
                                               Series 1979,
                                                 7.375% 06/01/21                                            838,274         816,119

               STATE HOUSING FINANCE AGENCY    Series 1989 B, AMT,
                                                 7.550% 11/01/29                                             85,000          87,428

                                                                                                 Multi-Family Total       1,677,735
                                                                                                                     --------------
                                                                                                      HOUSING TOTAL       4,618,182
INDUSTRIAL - 1.3%

FOREST PRODUCT - 0.4%

 ESSEX COUNTY INDUSTRIAL DEVELOPMENT AGENCY    International Paper Corp.,
                                               Series 1999 A, AMT,
                                                 6.450% 11/15/23                                            500,000         527,090

                                                                                               Forest Product Total         527,090

OIL & GAS - 0.9%

        STATE ENERGY RESEARCH & DEVELOPMENT    Central Hudson Gas & Electric
                                  AUTHORITY    Corp.,
                                               Series 1999,
                                                 5.450% 08/01/27                                          1,000,000       1,035,070

                                                                                                    Oil & Gas Total       1,035,070
                                                                                                                     --------------
                                                                                                   INDUSTRIAL TOTAL       1,562,160
OTHER - 4.4%

OTHER - 0.4%

                 COUNTIES TOBACCO TRUST III    Series 2003,
      TOBACCO SETTLEMENT PASS-THROUGH BONDS      6.000% 06/01/43                                            500,000         468,000

                                                                                                        Other Total         468,000

POOL/BOND BANK - 4.0%

       STATE ENVIRONMENTAL FACILITIES CORP.    Series 2001,
                                                 5.250% 11/15/15                                          2,000,000       2,145,020
                                               Series 2002 D,
                                                 5.375% 06/15/16                                          1,000,000       1,086,580
                                               Series 2002 K,
                                                 5.500% 06/15/17                                          1,250,000       1,407,225

                                                                                               Pool/Bond Bank Total       4,638,825
                                                                                                                     --------------
                                                                                                        OTHER TOTAL       5,106,825

                                              See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

OTHER REVENUE - 2.3%

RECREATION - 2.3%

     HAMILTON INDUSTRIAL DEVELOPMENT AGENCY    Adirondack Historical Association,
                                               Series 1998 A,
                                                 5.250% 11/01/18                                            500,000         511,600

               NEW YORK CITY CULTURAL TRUST    American Museum of Natural History,
                                               Series 1999 A,
                                                 5.750% 07/01/29                                          2,000,000       2,144,460

                                                                                                   Recreation Total       2,656,060
                                                                                                                     --------------
                                                                                                OTHER REVENUE TOTAL       2,656,060
RESOURCE RECOVERY - 0.9%

      NIAGARA COUNTY INDUSTRIAL DEVELOPMENT    American Refining Fuel Co.,
                                     AGENCY    Series 2001 C, AMT,
                                                 5.625% 11/15/24 (a)                                      1,000,000       1,044,760

                                                                                            RESOURCE RECOVERY TOTAL       1,044,760
TAX-BACKED - 39.3%

LOCAL APPROPRIATED - 1.0%

                  STATE DORMITORY AUTHORITY    Judicial Facilities,
                                               Series 1991 A,
                                                 9.500% 04/15/14                                            100,000         119,978

                                               Municipal Health Facilities,
                                               Series 2001 1,
                                                 5.500% 01/15/13                                            500,000         540,450

                                               Westchester County,
                                               Series 1998,
                                                 (c) 08/01/19                                             1,200,000         569,208

                                                                                           Local Appropriated Total       1,229,636
LOCAL GENERAL OBLIGATIONS - 6.5%

          BROCKPORT CENTRAL SCHOOL DISTRICT    Series 2001,
                                                 5.500% 06/15/14                                            560,000         626,377

                             BUFFALO SCHOOL    Series 2001 D,
                                                 5.500% 12/15/13                                            620,000         682,831

             GREECE CENTRAL SCHOOL DISTRICT    Series 1992,
                                                 6.000% 06/15/16                                            950,000       1,114,094

                MOUNT SINAI SCHOOL DISTRICT    Series 1992,
                                                 6.200% 02/15/19                                          1,005,000       1,195,478

See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

                              NEW YORK CITY    Series 2001 A,
                                                 5.250% 11/01/11                                          1,000,000       1,100,050
                                               Series 2001 H,
                                                 5.250% 03/15/15                                          1,750,000       1,871,800
                                               Series 2004 G,
                                                 5.000% 08/01/14                                          1,000,000       1,045,660

                                                                                    Local General Obligations Total       7,636,290
SPECIAL NON-PROPERTY TAX - 15.2%

      METROPOLITAN TRANSPORTATION AUTHORITY    Series 1998 A,
                                                 4.500% 04/01/18                                          2,000,000       2,061,260
                                               Series 2004 A,
                                                 5.250% 11/15/18                                            800,000         876,072

         NEW YORK CITY TRANSITIONAL FINANCE
                                  AUTHORITY    Series 2001 B,
                                                 5.250% 05/01/15                                          1,000,000       1,076,300

    STATE LOCAL GOVERNMENT ASSISTANCE CORP.    Series 1993 C,
                                                 5.500% 04/01/17                                          2,100,000       2,319,156
                                               Series 1993 E:
                                                 5.000% 04/01/21                                          6,650,000       6,872,908
                                                 6.000% 04/01/14                                          3,945,000       4,529,886

                                                                                     Special Non-Property Tax Total      17,735,582

STATE APPROPRIATED - 14.6%

                    STATE CONVENTION CENTER    Yale Building Project,
                                                 (c) 06/01/08                                             2,000,000       1,663,340

                  STATE DORMITORY AUTHORITY    City University:
                                               Series 1990 C,
                                                 7.500% 07/01/10                                          1,500,000       1,735,155
                                               Series 1993 A:
                                                 5.500% 05/15/13                                          3,500,000       3,870,370
                                                 6.000% 07/01/20                                          2,000,000       2,294,500

                                               State University,
                                               Series 2000 C,
                                                 5.750% 05/15/17                                          1,000,000       1,144,650

                                               University of New York,
                                               Series 1990 B,
                                                 7.500% 05/15/11                                          1,250,000       1,490,851

              STATE URBAN DEVELOPMENT CORP.    Series 1993 A,
                                                 5.500% 01/01/14                                          1,000,000       1,114,150
                                               Series 2000 D,
                                                 5.000% 01/01/12                                          1,000,000       1,071,890
                                               Series 2002 A,
                                                 5.500% 01/01/17                                          1,500,000       1,647,975

                                              See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

STATE APPROPRIATED - (CONTINUED)

       TRIBOROUGH BRIDGE & TUNNEL AUTHORITY    Javits Convention Center Project,
                                               Series 1990 E,
                                                 7.250% 01/01/10                                            885,000       1,012,449

                                                                                           State Appropriated Total      17,045,330
STATE GENERAL OBLIGATIONS - 2.0%

  PR COMMONWEALTH OF PUERTO RICO AQUEDUCT &    Series 1995,
                            SEWER AUTHORITY      6.250% 07/01/12                                          2,000,000       2,303,320

                                                                                    State General Obligations Total       2,303,320
                                                                                                                     --------------
                                                                                                   TAX-BACKED TOTAL      45,950,158

TRANSPORTATION - 16.9%

AIRPORTS - 2.0%

          JFK INTERNATIONAL AIRPORT PROJECT    American Airlines,
                                               Series 2002 A, AMT,
                                                 8.000% 08/01/12                                            500,000         419,045

NEW YORK CITY INDUSTRIAL DEVELOPMENT AGENCY    Series 2001 A, AMT:
                                                 5.500% 07/01/28                                          1,000,000         954,180
                                                 6.000% 07/01/27                                          1,000,000         985,140

                                                                                                     Airports Total       2,358,365
TOLL FACILITIES - 7.4%

                    STATE THRUWAY AUTHORITY    Series 2000 A,
              HIGHWAY & BRIDGING TRUST FUND      5.750% 04/01/17                                          1,000,000       1,108,970
                                               Series 2000 B,
                                                 5.500% 04/01/10                                          1,000,000       1,117,110
                                               Series 2001 B,
                                                 5.250% 04/01/15                                            500,000         534,725

       TRIBOROUGH BRIDGE & TUNNEL AUTHORITY    Series 1992 Y,
                                                 5.500% 01/01/17                                          1,300,000       1,452,217
                                               Series 1993 B,
                                                 5.000% 01/01/20                                            500,000         529,410
                                               Series 2002:
                                                 5.500% 11/15/18                                          1,000,000       1,121,800
                                                 5.500% 11/15/20                                          1,000,000       1,118,250
                                               Series 2002 B,
                                                 5.250% 11/15/15                                          1,500,000       1,635,690

                                                                                              Toll Facilities Total       8,618,172

See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TRANSPORTATION - (CONTINUED)

TRANSPORTATION - 7.5%

      METROPOLITAN TRANSPORTATION AUTHORITY    Series 1993 O,
                                                 5.500% 07/01/17                                          1,000,000       1,127,170
                                               Series 2002 E,
                                                 5.500% 11/15/14                                          1,500,000       1,683,720

    PORT AUTHORITY OF NEW YORK & NEW JERSEY    Series 1993,
                                                 5.375% 03/01/28                                          2,000,000       2,098,760

   PR COMMONWEALTH OF PUERTO RICO HIGHWAY &    Series 2002 E,
                   TRANSPORTATION AUTHORITY      5.500% 07/01/21                                          1,000,000       1,118,650
                                               Series 2003 AA:
                                                 5.500% 07/01/16                                          1,500,000       1,693,395
                                                 5.500% 07/01/20                                          1,000,000       1,120,070

                                                                                               Transportation Total       8,841,765
                                                                                                                     --------------
                                                                                               TRANSPORTATION TOTAL      19,818,302
UTILITY - 12.7%

INDEPENDENT POWER PRODUCERS - 2.9%

NEW YORK CITY INDUSTRIAL DEVELOPMENT AGENCY    Brooklyn Navy Yard Partners,
                                               Series 1997, AMT,
                                                 6.200% 10/01/22                                            750,000         734,647

    PORT AUTHORITY OF NEW YORK & NEW JERSEY    KIAC Partners,
                                               Series 1996 IV, AMT,
                                                 6.750% 10/01/19                                          2,000,000       2,026,140

      SUFFOLK COUNTY INDUSTRIAL DEVELOPMENT
                                     AGENCY    Nissequogue Cogen Partners,
                                               Series 1998, AMT,
                                                 5.500% 01/01/23                                            650,000         600,450

                                                                                  Independent Power Producers Total       3,361,237
INVESTOR OWNED - 1.6%

        STATE ENERGY RESEARCH & DEVELOPMENT    Brooklyn Union Gas Co.,
                                  AUTHORITY    Series 1993, IFRN,
                                                 11.387% 04/01/20 (a)                                     1,500,000       1,856,850

                                                                                               Investor Owned Total       1,856,850
MUNICIPAL ELECTRIC - 5.9%

                LONG ISLAND POWER AUTHORITY    Series 2000 A:
                                                 (c) 06/01/15                                             1,500,000         919,845
                                                 (c) 06/01/18                                             1,000,000         514,780
                                                 5.000% 06/01/09                                          1,000,000       1,071,370

                                              See notes to investment portfolio.

                                                                                                            PAR ($)       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

UTILITY - (CONTINUED)

MUNICIPAL ELECTRIC - (CONTINUED)

             PR COMMONWEALTH OF PUERTO RICO    Series 2002,
                   ELECTRIC POWER AUTHORITY      5.000% 07/01/19                                          1,000,000       1,064,700
                                               Series 2002 KK,
                                                 5.500% 07/01/15                                          2,000,000       2,258,360
                                               Series 2003 NN,
                                                 5.250% 07/01/21                                          1,000,000       1,088,970

                                                                                           Municipal Electric Total       6,918,025
WATER & SEWER - 2.3%

              NEW YORK CITY MUNICIPAL WATER    Series 2001 D,
                          FINANCE AUTHORITY      (c) 06/15/17                                             3,000,000       1,634,670
                                               Series 2002 A,
                                                 5.375% 06/15/15                                          1,000,000       1,079,410

                                                                                                Water & Sewer Total       2,714,080
                                                                                                                     --------------
                                                                                                      UTILITY TOTAL      14,850,192

                                             TOTAL MUNICIPAL BONDS
                                             (COST OF $108,373,718)                                                     115,601,866
SHORT-TERM OBLIGATIONS - 0.3%

VARIABLE RATE DEMAND NOTES (e) - 0.3%

             IL HEALTH FACILITIES AUTHORITY    OSF Healthcare Systems,
                                               Series 2002,
                                                 1.100% 11/15/27                                            100,000         100,000

       MN MANKATO, BETHANY LUTHERAN COLLEGE    Series 2000 B,
                                                 1.150% 11/01/15                                            100,000         100,000

       MN STATE HIGHER EDUCATION FACILITIES    St. Olaf College,
                                  AUTHORITY    Series 2002 5-M1,
                                                 1.100% 10/01/32                                            100,000         100,006

          WY UNITA COUNTY POLLUTION CONTROL    Chevron U.S.A.,
                                               Series 1992,
                                                 1.100% 12/01/22                                            100,000         100,000

                                                                                   VARIABLE RATE DEMAND NOTES TOTAL         400,006

                                             TOTAL SHORT-TERM OBLIGATIONS
                                             (COST OF $400,006)                                                             400,006

                                             TOTAL INVESTMENTS - 99.1%
                                             (COST OF $108,773,724)(f)                                                  116,001,872

                                             OTHER ASSETS & LIABILITIES,
                                             NET - 0.9%                                                                     988,666

                                             NET ASSETS - 100.0%                                                        116,990,538

See notes to investment portfolio.

    NOTES TO INVESTMENT PORTFOLIO:

(a) Variable rate security. The interest rate shown reflects the rate as of April 30, 2004.

(b) Step bond. This security is currently accruing at zero. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing at this rate.

(c) Zero coupon bond.

(d) Security pledged as collateral for open futures contracts.

(e) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of April 30, 2004.

(f) Cost for federal income tax purposes is $108,379,079.

    At April 30, 2004, the Fund held the following open futures contracts:

                                        AGGREGATE     EXPIRATION    UNREALIZED
     TYPE                    VALUE      FACE VALUE       DATE      DEPRECIATION
    ----------------------------------------------------------------------------
    U.S. Treasury Notes
    10-Year               $ 7,514,000  $  7,630,187  June - 2004  $    (116,187)
                                                                  --------------

                        ACRONYM                      NAME
                        ---------------------------------------------
                          AMT              Alternative Minimum Tax
                         IFRN              Inverse Floating Rate Note

                                              See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2004 (UNAUDITED)                     COLUMBIA NEW YORK TAX-EXEMPT FUND

                                                                                                                      ($)
-------------------------------------------------------------------------------------------------------------------------
                                   ASSETS  Investments, at cost                                               108,773,724
                                                                                                            -------------
                                           Investments, at value                                              116,001,872
                                           Cash                                                                    53,596
                                           Receivable for:
                                             Fund shares sold                                                      32,139
                                             Interest                                                           1,698,566
                                             Futures variation margin                                              22,313
                                           Expense reimbursement due from Investment Advisor                       16,992
                                           Deferred Trustees' compensation plan                                     6,838
                                                                                                            -------------
                                                                                            Total Assets      117,832,316

                              LIABILITIES  Payable for:
                                             Fund shares repurchased                                              530,231
                                             Distributions                                                        144,574
                                             Investment advisory fee                                               48,853
                                             Transfer agent fee                                                    37,494
                                             Pricing and bookkeeping fees                                           2,573
                                             Custody fee                                                            1,502
                                             Distribution and service fees                                         53,988
                                           Deferred Trustees' fees                                                  6,838
                                           Other liabilities                                                       15,725
                                                                                                            -------------
                                                                                       Total Liabilities          841,778

                                                                                              NET ASSETS      116,990,538

                COMPOSITION OF NET ASSETS  Paid-in capital                                                    110,132,267
                                           Undistributed net investment income                                    428,238
                                           Accumulated net realized loss                                         (681,928)
                                           Net unrealized appreciation (depreciation) on:
                                             Investments                                                        7,228,148
                                             Futures contracts                                                   (116,187)

                                                                                              NET ASSETS      116,990,538

                                  CLASS A  Net assets                                                          66,228,672
                                           Shares outstanding                                                   8,757,405
                                           Net asset value per share                                                 7.56(a)
                                           Maximum offering price per share ($7.56/0.9525)                           7.94(b)

                                  CLASS B  Net assets                                                          39,151,003
                                           Shares outstanding                                                   5,176,700
                                           Net asset value and offering price per share                              7.56(a)

                                  CLASS C  Net assets                                                          11,610,863
                                           Shares outstanding                                                   1,535,295
                                           Net asset value and offering price per share                              7.56(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
APRIL 30, 2004 (UNAUDITED)                     COLUMBIA NEW YORK TAX-EXEMPT FUND

                                                                                                                      ($)
-------------------------------------------------------------------------------------------------------------------------
                        INVESTMENT INCOME  Interest                                                             2,973,911

                                 EXPENSES  Investment advisory fee                                                309,031
                                           Distribution fee:
                                             Class B                                                              161,422
                                             Class C                                                               42,402
                                           Service fee:
                                             Class A                                                               79,816
                                             Class B                                                               49,592
                                             Class C                                                               13,028
                                           Transfer agent fee                                                      71,315
                                           Pricing and bookkeeping fees                                            30,351
                                           Trustees' fees                                                           3,406
                                           Custody fee                                                              4,151
                                           Non-recurring costs (See Note 7)                                         1,986
                                           Other expenses                                                          43,980
                                                                                                            -------------
                                             Total Expenses                                                       810,480
                                           Fees and expenses waived or reimbursed by Investment Advisor           (91,822)
                                           Fees waived by Distributor - Class C                                   (16,977)
                                           Non-recurring costs assumed by Investment Advisor (See Note 7)          (1,986)
                                           Custody earnings credit                                                   (179)
                                                                                                            -------------
                                             Net Expenses                                                         699,516
                                                                                                            -------------
                                           Net Investment Income                                                2,274,395

  NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS AND FUTURES CONTRACTS  Net realized gain on:
                                             Investments                                                           24,330
                                             Futures contracts                                                     11,446
                                                                                                            -------------
                                               Net realized gain                                                   35,776

                                           Net change in unrealized appreciation/depreciation on:

                                             Investments                                                       (1,690,490)
                                             Futures contracts                                                   (116,187)
                                                                                                            -------------
                                               Net change in unrealized appreciation/depreciation              (1,806,677)
                                                                                                            -------------
                                           Net Loss                                                            (1,770,901)
                                                                                                            -------------
                                           Net Increase in Net Assets from Operations                              503,494

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

                                                                                        (UNAUDITED)
                                                                                   SIX MONTHS ENDED    PERIOD ENDED    YEAR ENDED
                                                                                          APRIL 30,     OCTOBER 31,   JANUARY 31,
INCREASE (DECREASE) IN NET ASSETS:                                                         2004 ($)    2003 (a) ($)      2003 ($)
---------------------------------------------------------------------------------------------------------------------------------
                            OPERATIONS  Net investment income                             2,274,395       3,576,308     4,433,079
                                        Net realized gain (loss) on
                                          investments and futures contracts                  35,776         978,914       (42,427)
                                        Net change in unrealized appreciation/
                                          depreciation on investments and
                                          futures contracts                              (1,806,677)        694,100     2,413,306
                                                                                        -----------------------------------------
                                            Net Increase from Operations                    503,494       5,249,322     6,803,958

DISTRIBUTIONS DECLARED TO SHAREHOLDERS  From net investment income:
                                          Class A                                        (1,361,014)     (2,096,963)   (2,820,862)
                                          Class B                                          (682,953)     (1,117,073)   (1,399,201)
                                          Class C                                          (196,444)       (281,339)     (219,557)
                                        From net realized gains:
                                          Class A                                          (381,407)              -             -
                                          Class B                                          (239,079)              -             -
                                          Class C                                           (59,399)              -             -
                                                                                        -----------------------------------------
                                            Total Distributions
                                              Declared to Shareholders                   (2,920,296)     (3,495,375)   (4,439,620)

                    SHARE TRANSACTIONS  Class A:
                                          Subscriptions                                   4,984,103       9,072,519    19,722,065
                                          Distributions reinvested                        1,037,353       1,146,685     1,490,440
                                          Redemptions                                    (6,686,598)    (10,725,971)  (15,079,397)
                                                                                        -----------------------------------------
                                            Net Increase (Decrease)                        (665,142)       (506,767)    6,133,108
                                        Class B:
                                          Subscriptions                                   1,232,481       8,668,011    15,130,982
                                          Distributions reinvested                          530,289         614,699       720,180
                                          Redemptions                                    (6,124,623)     (8,624,522)  (10,078,215)
                                                                                        -----------------------------------------
                                            Net Increase (Decrease)                      (4,361,853)        658,188     5,772,947

                                        Class C:
                                          Subscriptions                                   2,626,822       4,160,678     7,168,183
                                          Distributions reinvested                          160,809         168,057       137,314
                                          Redemptions                                    (1,148,648)     (3,579,793)   (2,117,231)
                                                                                        -----------------------------------------
                                            Net Increase                                  1,638,983         748,942     5,188,266
                                        Net Increase (Decrease) from
                                          Share Transactions                             (3,388,012)        900,363    17,094,321
                                                                                        -----------------------------------------
                                              Total Increase (Decrease) in
                                                Net Assets                               (5,804,814)      2,654,310    19,458,659

                            NET ASSETS  Beginning of period                             122,795,352     120,141,042   100,682,383
                                        End of period                                   116,990,538     122,795,352   120,141,042
                                        Undistributed net investment income                 428,238         394,254       318,925
                                                                                        -----------------------------------------

                     CHANGES IN SHARES  Class A:
                                          Subscriptions                                     635,756       1,174,899     2,586,775
                                          Issued for distributions reinvested               132,917         148,408       196,822
                                          Redemptions                                      (854,385)     (1,393,280)   (1,971,698)
                                                                                        -----------------------------------------
                                            Net Increase (Decrease)                         (85,712)        (69,973)      811,899

                                        Class B:
                                          Subscriptions                                     157,017       1,118,674     1,995,518
                                          Issued for distributions reinvested                67,933          79,570        95,075
                                          Redemptions                                      (785,736)     (1,117,729)   (1,335,151)
                                                                                        -----------------------------------------
                                            Net Increase (Decrease)                        (560,786)         80,515       755,442
                                        Class C:
                                          Subscriptions                                     336,903         538,610       940,537
                                          Issued for distributions reinvested                20,610          21,748        18,112
                                          Redemptions                                      (147,526)       (463,863)     (282,911)
                                                                                        -----------------------------------------
                                            Net Increase                                    209,987          96,495       675,738

(a) The Fund changed its fiscal year end from January 31 to October 31.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2004 (UNAUDITED)
                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

NOTE 1. ORGANIZATION

Columbia New York Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Trust V (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and New York state personal income tax and by pursuing opportunities for long term appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sales price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

OPTIONS

The Fund may purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the period ended October 31, 2003 and the year ended January 31, 2003 was as follows:

                       OCTOBER 31, 2003
--------------------------------------------------------------
        TAX-EXEMPT        ORDINARY            LONG-TERM
          INCOME           INCOME*          CAPITAL GAINS
--------------------------------------------------------------
       $ 3,495,375          $ -                 $ -

                       JANUARY 31, 2003
--------------------------------------------------------------
        TAX-EXEMPT        ORDINARY            LONG-TERM
          INCOME           INCOME*          CAPITAL GAINS
--------------------------------------------------------------
       $ 4,436,726         $ 2,894               $ -

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Unrealized appreciation and depreciation at April 30, 2004, based on cost of investments for federal income tax purposes was:

   UNREALIZED APPRECIATION                     $ 8,343,038
   UNREALIZED DEPRECIATION                        (720,245)
                                               -----------
     NET UNREALIZED APPRECIATION               $ 7,622,793

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia Massachusetts Tax-Exempt Fund as follows:

     AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
------------------------------------------------------
         FIRST $1 BILLION                 0.50%
         NEXT $2 BILLION                  0.45%
         OVER $3 BILLION                  0.40%

For the six months ended April 30, 2004, the Fund's annualized effective investment advisory fee rate was 0.50%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended April 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.049%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended April 30, 2004, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.12%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the six months ended April 30, 2004, the Distributor has retained net underwriting discounts of $5,812 on sales of the Fund's Class A shares and received CDSC fees of $58, $52,834 and $1,535 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a service fee between the 0.10% and 0.25% annual rates. For the six months ended April 30, 2004, the Fund's annualized effective service fee rate was 0.23%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

FEE WAIVERS

Columbia has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended April 30, 2004, the Fund paid $741 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended April 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $4,655,154 and $7,088,451, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended April 30, 2004, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments at April 30, 2004 invested in debt obligations issued by the state of New York and its respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

ISSUER FOCUS

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended April 30, 2004, Columbia has assumed $1,986 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       (UNAUDITED)
                                                  SIX MONTHS ENDED     PERIOD ENDED
                                                         APRIL 30,      OCTOBER 31,        YEAR ENDED JANUARY 31,
CLASS A SHARES                                                2004          2003(a)             2003             2002
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                               $           7.72     $       7.60     $       7.43     $       7.34

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                                         0.16(b)          0.24(b)          0.33(b)          0.34(b)(c)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                                            (0.12)            0.11             0.17             0.07(c)
                                                  ----------------     ------------     ------------     ------------
Total from Investment
Operations                                                    0.04             0.35             0.50             0.41

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                                       (0.16)           (0.23)           (0.33)           (0.32)
In excess of net
investment income                                               --               --               --               --
From net realized gains                                      (0.04)              --               --               --
                                                  ----------------     ------------     ------------     ------------
Total Distributions
Declared to Shareholders                                     (0.20)           (0.23)           (0.33)           (0.32)

NET ASSET VALUE, END OF PERIOD                    $           7.56     $       7.72     $       7.60     $       7.43
Total return (e)(f)                                           0.41%(g)         4.70%(g)         6.81%            5.75%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                                  0.83%(i)         0.83%(i)         0.82%            0.79%
Net investment income (h)                                     3.98%(i)         4.15%(i)         4.32%            4.61%(c)
Waiver/reimbursement                                          0.15%(i)         0.24%(i)         0.18%            0.21%
Portfolio turnover rate                                          4%(g)            8%(g)           11%               9%
Net assets, end of
period (000's)                                    $         66,229     $     68,271     $     67,779     $     60,165

                                                              YEAR ENDED JANUARY 31,
CLASS A SHARES                                            2001             2000             1999
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                               $       6.68     $       7.49     $       7.38

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                                     0.35(d)          0.35(d)          0.36
Net realized and
unrealized gain (loss)
on investments and
futures contracts                                         0.67            (0.81)            0.11
                                                  ------------     ------------     ------------
Total from Investment
Operations                                                1.02            (0.46)            0.47

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                                   (0.36)           (0.35)           (0.35)
In excess of net
investment income                                           --               --            (0.01)
From net realized gains                                     --               --               --
                                                  ------------     ------------     ------------
Total Distributions
Declared to Shareholders                                 (0.36)           (0.35)           (0.36)

NET ASSET VALUE, END OF PERIOD                    $       7.34     $       6.68     $       7.49
Total return (e)(f)                                      15.58%           (6.34)%           6.61%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                              0.79%            0.79%            0.77%
Net investment income (h)                                 5.02%            4.90%            4.78%
Waiver/reimbursement                                      0.22%            0.18%            0.16%
Portfolio turnover rate                                     18%              17%              28%
Net assets, end of
period (000's)                                    $     47,733     $     43,471     $     55,348

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.55% to 4.61%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       (UNAUDITED)
                                                  SIX MONTHS ENDED     PERIOD ENDED
                                                         APRIL 30,      OCTOBER 31,        YEAR ENDED JANUARY 31,
CLASS B SHARES                                                2004          2003(a)             2003             2002
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                               $           7.72     $       7.60     $       7.43     $       7.34

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                                         0.13(b)          0.20(b)          0.27(b)          0.29(b)(c)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                                            (0.12)            0.11             0.17             0.07(c)
                                                  ----------------     ------------     ------------     ------------
Total from Investment
Operations                                                    0.01             0.31             0.44             0.36

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                                       (0.13)           (0.19)           (0.27)           (0.27)
In excess of net
investment income                                               --               --               --               --
From net realized gains                                      (0.04)              --               --               --
                                                  ----------------     ------------     ------------     ------------
Total Distributions
Declared to Shareholders                                     (0.17)           (0.19)           (0.27)           (0.27)

NET ASSET VALUE, END OF PERIOD                    $           7.56     $       7.72     $       7.60     $       7.43
Total return (e)(f)                                           0.03%(g)         4.12%(g)         6.02%            4.99%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                                  1.58%(i)         1.58%(i)         1.57%            1.54%
Net investment income (h)                                     3.23%(i)         3.40%(i)         3.57%            3.86%(c)
Waiver/reimbursement                                          0.15%(i)         0.24%(i)         0.18%            0.21%
Portfolio turnover rate                                          4%(g)            8%(g)           11%               9%
Net assets, end
of period (000's)                                 $         39,151     $     44,293     $     43,018     $     36,409

                                                              YEAR ENDED JANUARY 31,
CLASS B SHARES                                            2001             2000             1999
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                               $       6.68     $       7.49     $       7.38

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                                     0.30(d)          0.29(d)          0.30
Net realized and
unrealized gain (loss)
on investments and
futures contracts                                         0.67            (0.81)            0.12
                                                  ------------     ------------     ------------
Total from Investment
Operations                                                0.97            (0.52)            0.42

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                                   (0.31)           (0.29)           (0.30)
In excess of net
investment income                                           --               --            (0.01)
From net realized gains                                     --               --               --
                                                  ------------     ------------     ------------
Total Distributions
Declared to Shareholders                                 (0.31)           (0.29)           (0.31)

NET ASSET VALUE, END OF PERIOD                    $       7.34     $       6.68     $       7.49
Total return (e)(f)                                      14.74%           (7.04)%           5.80%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                              1.54%            1.54%            1.52%
Net investment income (h)                                 4.27%            4.15%            4.03%
Waiver/reimbursement                                      0.22%            0.18%            0.16%
Portfolio turnover rate                                     18%              17%              28%
Net assets, end
of period (000's)                                 $     41,034     $     44,747     $     54,079

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.80% to 3.86%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       (UNAUDITED)
                                                  SIX MONTHS ENDED     PERIOD ENDED
                                                         APRIL 30,      OCTOBER 31,        YEAR ENDED JANUARY 31,
CLASS C SHARES                                                2004          2003(a)             2003             2002
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                               $           7.72     $       7.60     $       7.43     $       7.34

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                                         0.14(b)          0.21(b)          0.29(b)          0.31(b)(c)
Net realized and
unrealized gain (loss)
on investments and
futures contracts                                            (0.12)            0.12             0.17             0.07(c)
                                                  ----------------     ------------     ------------     ------------
Total from Investment
Operations                                                    0.02             0.33             0.46             0.38

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                                       (0.14)           (0.21)           (0.29)           (0.29)
In excess of net
investment income                                               --               --               --               --
From net realized gains                                      (0.04)              --               --               --
                                                  ----------------     ------------     ------------     ------------
Total Distributions
Declared to Shareholders                                     (0.18)           (0.21)           (0.29)           (0.29)

NET ASSET VALUE, END OF PERIOD                    $           7.56     $       7.72     $       7.60     $       7.43
Total return (e)(f)                                           0.18%(g)         4.35%(g)         6.34%            5.29%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                                  1.28%(i)         1.28%(i)         1.27%            1.24%
Net investment income (h)                                     3.53%(i)         3.70%(i)         3.87%            4.16%(c)
Waiver/reimbursement                                          0.45%(i)         0.54%(i)         0.48%            0.51%
Portfolio turnover rate                                          4%(g)            8%(g)           11%               9%
Net assets, end
of period (000's)                                 $         11,611     $     10,231     $      9,344     $      4,108

                                                              YEAR ENDED JANUARY 31,
CLASS C SHARES                                            2001             2000             1999
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                               $       6.68     $       7.49     $       7.38

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                                     0.32(d)          0.31(d)          0.32
Net realized and
unrealized gain (loss)
on investments and
futures contracts                                         0.67            (0.81)            0.12
                                                  ------------     ------------     ------------
Total from Investment
Operations                                                0.99            (0.50)            0.44

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                                                   (0.33)           (0.31)           (0.32)
In excess of net
investment income                                           --               --            (0.01)
From net realized gains                                     --               --               --
                                                  ------------     ------------     ------------
Total Distributions
Declared to Shareholders                                 (0.33)           (0.31)           (0.33)

NET ASSET VALUE, END OF PERIOD                    $       7.34     $       6.68     $       7.49
Total return (e)(f)                                      15.07%           (6.76)%           6.13%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                                              1.24%            1.24%            1.22%
Net investment income (h)                                 4.57%            4.45%            4.33%
Waiver/reimbursement                                      0.52%            0.48%            0.46%
Portfolio turnover rate                                     18%              17%              28%
Net assets, end
of period (000's)                                 $        900     $        654     $        720

(a) The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.10% to 4.16%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia New York Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the fund's independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the fund for the fiscal year ended October 31, 2004.

COLUMBIA FUNDS
                                               COLUMBIA NEW YORK TAX-EXEMPT FUND

           LARGE GROWTH     Columbia Common Stock
                            Columbia Growth
                            Columbia Growth Stock
                            Columbia Large Cap Growth
                            Columbia Tax-Managed Growth
                            Columbia Tax-Managed Growth II
                            Columbia Young Investor

            LARGE VALUE     Columbia Disciplined Value
                            Columbia Growth & Income
                            Columbia Large Cap Core
                            Columbia Tax-Managed Value

          MIDCAP GROWTH     Columbia Acorn Select
                            Columbia Mid Cap Growth
                            Columbia Tax-Managed Aggressive Growth

           MIDCAP VALUE     Columbia Dividend Income
                            Columbia Mid Cap
                            Columbia Strategic Investor

           SMALL GROWTH     Columbia Acorn
                            Columbia Acorn USA
                            Columbia Small Company Equity

            SMALL VALUE     Columbia Small Cap
                            Columbia Small-Cap Value

               BALANCED     Columbia Asset Allocation
                            Columbia Balanced
                            Columbia Liberty Fund

              SPECIALTY     Columbia Real Estate Equity
                            Columbia Technology
                            Columbia Utilities

   TAXABLE FIXED-INCOME     Columbia Contrarian Income
                            Columbia Corporate Bond
                            Columbia Federal Securities
                            Columbia Fixed Income Securities
                            Columbia High Yield
                            Columbia High Yield Opportunities
                            Columbia Income
                            Columbia Intermediate Bond
                            Columbia Intermediate Government Income
                            Columbia Quality Plus Bond
                            Columbia Short Term Bond
                            Columbia Strategic Income

          FLOATING RATE     Columbia Floating Rate
                            Columbia Floating Rate Advantage

             TAX EXEMPT     Columbia High Yield Municipal
                            Columbia Intermediate Tax-Exempt Bond
                            Columbia Managed Municipals
                            Columbia National Municipal Bond
                            Columbia Tax-Exempt
                            Columbia Tax-Exempt Insured

SINGLE STATE TAX EXEMPT     Columbia California Tax-Exempt
                            Columbia Connecticut Intermediate Municipal Bond
                            Columbia Connecticut Tax-Exempt
                            Columbia Florida Intermediate Municipal Bond
                            Columbia Massachusetts Intermediate Municipal Bond
                            Columbia Massachusetts Tax-Exempt
                            Columbia New Jersey Intermediate Municipal Bond
                            Columbia New York Intermediate Municipal Bond
                            Columbia New York Tax-Exempt
                            Columbia Oregon Municipal Bond
                            Columbia Pennsylvania Intermediate Municipal Bond
                            Columbia Rhode Island Intermediate Municipal Bond

           MONEY MARKET     Columbia Money Market
                            Columbia Municipal Money Market

   INTERNATIONAL/GLOBAL     Columbia Acorn International
                            Columbia Acorn International Select
                            Columbia Europe
                            Columbia Global Equity
                            Columbia International Equity
                            Columbia International Stock
                            Columbia Newport Asia Pacific
                            Columbia Newport Greater China
                            Columbia Newport Tiger

                  INDEX     Columbia Large Company Index
                            Columbia Small Company Index
                            Columbia U.S. Treasury Index

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA NEW YORK TAX-EXEMPT FUND SEMIANNUAL REPORT, APRIL 30, 2004

                                                                  PRSRT STD
                                                                U.S. POSTAGE
                                                                    PAID
                                                                HOLLISTON, MA
                                                                PERMIT NO. 20


[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611  www.columbiafunds.com

                                                774-03/828R-0404 (06/04) 04/1325

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the

Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust V
            ------------------------------------------------------------------


By (Signature and Title)  /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                        J. Kevin Connaughton, President and Treasurer

Date                                June 30, 2004
    --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                        J. Kevin Connaughton, President and Treasurer

Date                                June 30, 2004
    --------------------------------------------------------------------------